Exhibit 10.26.4
EXECUTION VERSION

INDENTURE
DITECH AGENCY ADVANCE TRUST,
as Issuer
and
WELLS FARGO BANK, N.A.,
as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary
and
DITECH FINANCIAL LLC,
as Servicer and as Administrator,
and
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Administrative Agent

Dated as of February 9, 2018, and effective as of February 12, 2018
____________________

DITECH AGENCY ADVANCE TRUST
ADVANCE RECEIVABLES BACKED NOTES, ISSUABLE IN SERIES

TABLE OF CONTENTS
Page
Article I

Section 1.6.Notices, etc., to Indenture Trustee, Issuer, Administrator and the

Article II

Article III

Section 3.3.Annual Statement as to Compliance; Agreed Upon Procedures

i

Article IV

Section 4.7.Collection and Funding Account, Interest Accumulation Account, Fee
Accumulation Account, Target Amortization Principal Accumulation

Article V

Article VI
The Notes.................................................................................................96
Section 6.1.General Provisions; Notes Issuable in Series; Terms of a Series or

Section 6.7.Payment of Interest; Interest Rights Preserved; Withholding Taxes.107

Article VII
Satisfaction and Discharge; Cancellation of Notes Held by the Issuer or
Depositor or Receivables Seller............................................................111

Section 7.1.Satisfaction and Discharge of Indenture..........................................111
Section 7.2.Application of Trust Money.............................................................111
Section 7.3.Cancellation of Notes Held by the Issuer, the Depositor or the
Receivables Seller............................................................................112
Article VIII

Section 8.3.Collection of Indebtedness and Suits for Enforcement by Indenture
Trustee...............................................................................................115
Section 8.4.Indenture Trustee May File Proofs of Claim.....................................116
Section 8.5.Indenture Trustee May Enforce Claims Without Possession of
Notes.....................................116
Section 8.6.Application of Money Collected.......................................................116
Section 8.7.Sale of Collateral Requires Consent of Series Required Noteholders
...........................................................................................................117
Section 8.8.Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any Proceeding for Any Remedy Available to the
Indenture Trustee...............................................................................117
Section 8.9.Limitation on Suits............................................................................117
Section 8.10.Unconditional Right of Noteholders to Receive Amounts Due with

Article IX

Section 9.3.Merger or Consolidation, or Assumption of the Obligations, of the

Article X

The Administrator and Servicer.............................................................131

Section 10.4.Merger or Consolidation, or Assumption of the Obligations, of the
Administrator or the Servicer..........................................................136
Article XI

Section 11.7.Compensation and Reimbursement, Limit on Compensation,

Section 11.15.Indenture Trustee’s Application for Instructions from the Issuer.148

Article XII

Amendments and Indenture Supplements..............................................149
Section 12.1.Supplemental Indentures and Amendments Without Consent of
Noteholders.....................................................................................149
Section 12.2.Supplemental Indentures and Amendments with Consent of

Article XIII

Article XIV

Section 14.7.Derivative Counterparty, Supplemental Credit Enhancement Provider

Section 14.10.Acknowledgement and Consent to Bail-In of EEA Financial
Institutions.........................................................................................157

v

SCHEDULES AND EXHIBITS

Schedule 1	Designated Servicing Agreement Schedule

Schedule 2	Wire Instructions

Exhibit A-1	Form of Global Rule 144A Note

Exhibit A-2	Form of Definitive Rule 144A Note

Exhibit A-3	Form of Global Regulation S Note

Exhibit A-4	Form of Definitive Regulation S Note

Exhibit B-1	Form of Transferee Certificate for Transfers of Notes pursuant to Rule 144A

Exhibit B-2	Form of Transferee Certificate for Transfer of Notes pursuant to Regulation S

Exhibit C	Agreed Upon Procedures

Exhibit D	Form of additional transferee certification required under Section 6.5(l) and (m) of the Indenture

Exhibit E	Form of additional transferee certification required under Sections 6.5(l) and (n) of the Indenture

Exhibit F-1	Authorized Representatives of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

Exhibit F-2	Authorized Representatives of the Administrator and the Servicer

Exhibit F-3	Authorized Representatives of the Administrative Agent

Exhibit F-4	Authorized Representatives of the Issuer

This INDENTURE (as amended, supplemented, restated, or otherwise modified from time to time, the “Indenture”), is made and entered into as of February 9, 2018, and effective as of February 12, 2018 (the “Closing Date”), by and among Ditech Agency Advance Trust, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), WELLS FARGO BANK, N.A., a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as Calculation Agent, Paying Agent and Securities Intermediary (in each case, as defined below), DITECH FINANCIAL LLC (formerly known as Green Tree Servicing LLC), a limited liability company organized in the State of Delaware, (“Ditech”), as Servicer (as defined below) and as owner of the servicing rights under the Designated Servicing Agreements and as Administrator (as defined below), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“Credit Suisse”), a Delaware limited liability company, as Administrative Agent (as defined below).
RECITALS OF THE ISSUER
The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Variable Funding and Term Notes to be issued in one or more Series and/or Classes.
As security for the payment and performance by the Issuer of its obligations under this Indenture and the Variable Funding and Term Notes, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Secured Parties (as defined below).
All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.
GRANTING CLAUSE
The Issuer hereby Grants to the Indenture Trustee for the benefit and security of (a) the Noteholders, (b) each Derivative Counterparty, if any, and/or each Supplemental Credit Enhancement Provider, if any, and/or each Liquidity Provider, if any, that is a party to any Derivative Agreement, Supplemental Credit Enhancement Agreement or Liquidity Facility, as applicable, entered into in connection with the issuance of a Series of Notes, in each case to the extent that the related Derivative Agreement, Supplemental Credit Enhancement Agreement or Liquidity Facility expressly states that such Derivative Counterparty, Supplemental Credit Enhancement Provider or Liquidity Provider, as the case may be, is entitled to the benefit of the Collateral, and (c) the Indenture Trustee, in its individual capacity (clauses (a), (b) and (c), each, a “Secured Party” and collectively, the “Secured Parties”), a security interest in all its right, title and interest in and to the following, whether now owned or hereafter acquired and wheresoever located (collectively, the “Collateral”), and all monies, “securities,” “instruments,” “accounts,” “general intangibles,” “payment intangibles,” “goods,” “letter of credit rights,” “chattel paper,” “financial assets,” “investment property” (the terms in quotations are defined in the UCC) and other property consisting of, arising from or relating to any of the following:
(i)    all right, title and interest of the Issuer (A) existing as of the Cut-off Date in, to and under the Initial Receivables, and (B) in, to and under any Additional Receivables, and (C) in the case of both Initial Receivables and Additional Receivables, all monies due or to become due thereon, and all amounts received or receivable with respect thereto, and all proceeds thereof (including “proceeds” as defined in the UCC in effect in all relevant jurisdictions (including, without limitation, any proceeds of any Sales)), together with all rights of the Issuer, as the assignee of the Receivables Seller, to enforce such Receivables (and including any Indemnity Payments made with respect to the Receivables for which a payment is made by the Issuer, the Depositor or the Receivables Seller as described in Section 2.3);

(ii)    all rights of the Issuer as purchaser under the Receivables Pooling Agreement and of the Receivables Seller’s rights under the Receivables Sale Agreement, including, without limitation, the Issuer’s rights as assignee of the Depositor’s rights under the Receivables Sale Agreement, including, without limitation, the right to enforce the obligations of the Receivables Seller and the Servicer under the Receivables Sale Agreement with respect to the Receivables;
(iii)    the Trust Accounts, and all amounts and property on deposit or credited to the Trust Accounts (excluding investment earnings thereon) from time to time (whether or not constituting or derived from payments, collections or recoveries received, made or realized in respect of the Receivables);
(iv)    all rights of the Issuer under any Derivative Agreement or Supplemental Credit Enhancement Agreement;
(v)    all right, title and interest of the Issuer as assignee of the Depositor, the Receivables Seller and the Servicer to rights to payment on the Receivables with respect to each Designated Pool under each related Designated Servicing Agreement on the related Sale Dates of the Receivables, and under all related documents, instruments and agreements pursuant to which the Receivables Seller acquired, or acquired an interest in, any of the Receivables;
(vi)    all other monies, securities, reserves and other property now or at any time in the possession of the Indenture Trustee or its bailee, agent or custodian and relating to any of the foregoing; and
(vii)    all present and future claims, demands, causes and choses in action in respect of any and all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any and all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.
The Security Interest in the Trust Estate is Granted to secure the Notes issued pursuant to this Indenture (and the obligations under this Indenture, any Indenture Supplement and any applicable Derivative Agreement, Supplemental Credit Enhancement Agreement and/or Liquidity Facility) equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in this Indenture or in any Indenture Supplement, and to secure (1) the payment of all amounts due on such Notes (and the obligations under any applicable Derivative Agreement, Supplemental Credit Enhancement Agreement and/or Liquidity Facility) in accordance with their terms, (2) the payment of all other sums payable by the Issuer under this Indenture or any Indenture Supplement and (3) compliance by the Issuer with the provisions of this Indenture or any Indenture Supplement. This Indenture, as it may be supplemented, including by each Indenture Supplement, is a security agreement within the meaning of the UCC.
The Indenture Trustee acknowledges the Grant of such Security Interest, and agrees to perform the duties herein in accordance with the terms hereof. The Indenture Trustee also acknowledges that the Grant of any Security Interest in a Derivative Agreement or Derivative Collateral Account is solely for the purpose of securing the related Series of Notes (and the related obligations under this Indenture, any related Indenture Supplement, such Derivative Agreement and any related Supplemental Credit Enhancement Agreement). Although such Derivative Agreement, the Derivative Collateral Account and the amounts and property on deposit or credited to the Derivative Collateral Account may, in the exercise of remedies under this Indenture and any related Indenture Supplement, be disposed of as provided in this Indenture, any related Indenture

Supplement and such Derivative Agreement, the exercise of remedies under such Derivative Agreement against any such amounts and property in the Derivative Collateral Account shall be strictly in accordance with the terms set forth in such Derivative Agreement.
The Issuer hereby authorizes the Administrator, on behalf of the Issuer and the Indenture Trustee, and its assignees, successors and designees to file one or more UCC financing statements, financing statement amendments and continuation statements to perfect the security interest Granted above. In addition, the Issuer hereby consents to the filing of a financing statement describing the Collateral covered thereby as “all assets of the Debtor, now owned or hereafter acquired,” or such similar language as the Administrator, on behalf of the Indenture Trustee, and its assignees, successors and designees may deem appropriate.
The Issuer hereby irrevocably constitutes and appoints the Indenture Trustee and any officer or agent thereof, effective following the occurrence and during the continuation of an Event of Default, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Issuer and in the name of the Issuer, for the purpose of carrying out the terms of this Indenture and each Indenture Supplement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Indenture, each Indenture Supplement, the Receivables Sale Agreement and the Receivables Pooling Agreement, and, without limiting the generality of the foregoing, the Issuer hereby gives the Indenture Trustee the power and right (1) to take possession of and endorse and collect any wired funds, checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable Granted by the Issuer to the Indenture Trustee from Freddie Mac or Fannie Mae, the Obligors on underlying Mortgage Loans, the Receivables Seller or the Servicer, as the case may be, or out of the related Pools, (2) to file any claim or proceeding in any court of law or equity or take any other action otherwise deemed appropriate by the Indenture Trustee for the purpose of collecting any and all such moneys due from Freddie Mac or Fannie Mae, the Obligors on underlying Mortgage Loans or the Receivables Seller or the Servicer under such Receivable or out of the related Pools whenever payable and to enforce any other right in respect of any Receivable Granted by the Issuer or related to the Trust Estate, (3) to direct Freddie Mac, Fannie Mae or the Servicer to make payment of any and all moneys due or to become due under the Receivable Granted by the Issuer directly to the Indenture Trustee or as the Indenture Trustee shall direct, (4) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due from Freddie Mac, Fannie Mae or the Servicer at any time in respect of or arising out of any Receivable Granted by the Issuer, out of the related Pools, (5) to sign and endorse any assignments, notices and other documents in connection with the Receivables Granted by the Issuer or the Trust Estate, and (6) to sell, transfer, pledge and make any agreement with respect to or otherwise deal with the Receivables Granted by the Issuer and the Trust Estate as fully and completely as though the Indenture Trustee were the absolute owner thereof for all purposes, and do, at the Indenture Trustee’s option and at the expense of the Issuer, at any time, or from time to time, all acts and things which the Indenture Trustee deems necessary to protect, preserve or realize upon the Receivable Granted by the Issuer or the Trust Estate and the Indenture Trustee’s and the Issuer’s respective security interests and ownership interests therein and to effect the intent of this Indenture, all as fully and effectively as the Issuer might do. Nothing contained herein shall in any way be deemed to be a grant of power or authority to the Indenture Trustee or any officer or agent thereof to take any of the actions described in this paragraph with respect to any underlying Obligor under any Mortgage Loan in any Pool, for which an Advance was made.
The parties hereto intend that the Security Interest Granted under this Indenture shall give the Indenture Trustee on behalf of the Secured Parties a first priority perfected security interest in, to and under the Collateral, and all other property described in this Indenture as a part of the Trust Estate and all proceeds of any of the foregoing in order to secure the obligations of the Issuer to the Indenture Trustee, the Noteholders

under the Notes, and to any Derivative Counterparty, Supplemental Credit Enhancement Provider and/or any Liquidity Provider under this Indenture, the related Indenture Supplement and all of the other Transaction Documents. The Indenture Trustee on behalf of the Secured Parties shall have all the rights, powers and privileges of a secured party under the UCC. The Issuer agrees to execute and file all filings (including filings under the UCC) and take all other actions reasonably necessary in any jurisdiction to provide third parties with notice of the Security Interest Granted pursuant to this Indenture and to perfect such Security Interest under the UCC. By their execution of and/or consent to this Indenture and/or acceptance of the Notes and other benefits hereunder, the Issuer hereby directs and the Secured Parties hereby grant the Indenture Trustee authority to enter into and deliver each Consent on behalf of such Secured Parties and act exclusively for such Secured Parties with respect to Fannie Mae and Freddie Mac as such action relates to each Consent, and each Secured Party hereby acknowledges and agrees that each Consent and any amendments thereto shall be binding on such parties as if they were original signatories thereto.
The Security Interest granted pursuant to this Indenture is subject and subordinate, in each and every respect, to all rights, powers, and prerogatives of Freddie Mac under and in connection with (i) the terms and conditions of any Consent Agreement, entered into from time to time following the date hereof, (a “Consent Agreement”), with respect to the “Reimbursement Assignments and Pledge” of the “Reimbursement Rights” (as such terms are defined in such Consent Agreement), by and among Freddie Mac, Ditech, Depositor, Issuer, Indenture Trustee, and the Administrative Agent, (ii) the terms and conditions of the Purchase Documents as defined in the Freddie Mac Single Family Seller/Servicer Guide, as it may be amended from time to time, other than as set forth pursuant  to  the  express  terms and provisions of the Consent Agreement, and (iii) all claims of Freddie Mac arising out of or relating to any and all breaches, defaults and outstanding obligations of Ditech to Freddie Mac.
The Security Interest described herein are subject and subordinate to all rights, powers, and prerogatives of Fannie Mae under and in connection with (i) the terms and conditions of that certain Acknowledgment Agreement With Respect to Servicing Advance Receivables, by and among Fannie Mae, Ditech, Depositor, Issuer, Indenture Trustee, and the Administrative Agent, and (ii) the Mortgage Selling and Servicing Contract, the Fannie Mae Selling Guide, the Fannie Mae Servicing Guide and any supplemental servicing instructions or directives provided by Fannie Mae, all applicable master agreements (including applicable MBS pool purchase contracts and variances), recourse agreements, repurchase agreements, indemnification agreements, loss‑sharing agreements, and any other agreements between Fannie Mae and Ditech, and all as amended, modified, restated or supplemented from time to time (collectively, the “Fannie Mae Lender Contract”), which rights, powers, and prerogatives include, without limitation, the right of Fannie Mae to terminate the Fannie Mae Lender Contract with or without cause.
AGREEMENTS OF THE PARTIES
To set forth or to provide for the establishment of the terms and conditions upon which the Notes are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Noteholders thereof, it is mutually covenanted and agreed as set forth in this Indenture, for the equal and proportionate benefit of all Noteholders of the Notes or of a Series or Class thereof, as the case may be.
LIMITED RECOURSE
The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes and to make payments in respect of any Derivative Agreements, Supplemental Credit Enhancement Agreements or Liquidity Facilities is limited in recourse as set forth in Section 8.10.

Article I
Definitions and Other Provisions of General Application
Section 1.1.    Definitions.
Act: When used with respect to any Noteholder, is defined in Section 1.5.
Accumulation Account: Any of the Fee Accumulation Account, Interest Accumulation Account or Target Amortization Principal Accumulation Account, as applicable.
Accumulation Amount: Any of the Fee Accumulation Amount, Interest Accumulation Amount or Target Amortization Principal Accumulation Amount, as applicable.
Action: When used with respect to any Noteholder, is defined in Section 1.5.
Additional Receivables: All Receivables created or acquired on or after the Closing Date which are sold and/or contributed by (i) the Receivables Seller to the Depositor pursuant to the Receivables Sale Agreement and (ii) the Depositor to the Issuer pursuant to the Receivables Pooling Agreement. Any Excepted Receivables or any Receivables (x) created at any time with respect to any Pool or a Mortgage Loan with respect to which Ditech no longer acts at such time as Servicer or (y) sold and/or contributed to the Depositor or the Issuer on or after a Stop Date pursuant to Section 2(c) of the Receivables Sale Agreement or Receivables Pooling Agreement shall not constitute Additional Receivables.
Administration Agreement: The Administration Agreement, dated as of the Closing Date, by and between the Issuer and the Administrator, as amended, supplemented, restated, or otherwise modified from time to time.
Administrative Agent: Credit Suisse or an Affiliate thereof or any successor thereto in respect of the Series of Notes for which it is designated as an Administrative Agent therefor in the related Indenture Supplement and, in respect of any Series, the Person(s) specified in the related Indenture Supplement. Unless the context indicates otherwise in any Indenture Supplement for such Indenture Supplement, each reference to the “Administrative Agent” herein or in any other Transaction Document shall be deemed to constitute a collective reference to each Person that is an Administrative Agent. If (x) any Person that is an Administrative Agent resigns as an Administrative Agent in respect of all Series for which it was designated as the Administrative Agent or (y) all of the Notes in respect of each Series for which any Person was designated as the Administrative Agent are repaid or redeemed in full, such Person shall cease to be an “Administrative Agent” for purposes hereof and each other Transaction Document.
Administrative Expenses: Any amounts due from or accrued for the account of the Issuer with respect to any period for any administrative expenses incurred by the Issuer, including without limitation (i) to any accountants, agents, counsel and other advisors of the Issuer (other than the Owner Trustee) for fees and expenses; (ii) to the rating agencies for fees and expenses in connection with any rating of the Notes; (iii) to any other person in respect of any governmental fee, charge or tax; (iv) to any other Person (other than the Owner Trustee) in respect of any other fees or expenses permitted under this Indenture (including indemnities) and the documents delivered pursuant to or in connection with this Indenture and the Notes; (v) any and all fees and expenses of the Issuer incurred in connection with its entry into and the performance of its obligations under any of the agreements contemplated by this Indenture; (vi) the orderly winding up of the Issuer following the cessation of the transactions contemplated by this Indenture; and (vii) any and all other fees and expenses properly incurred by the Issuer in connection with the transactions contemplated by this Indenture, but not in duplication of any amounts specifically provided for in respect of the Indenture Trustee, the Owner Trustee, the Administrator or any VFN Noteholder.
Administrator: Ditech in its capacity as the Administrator on behalf of the Issuer and any successor to Ditech in such capacity.
Advance: Any Delinquency Advance, Delinquent MBS Mortgage Repurchase Advance, Escrow Advance or Corporate Advance.
Advance Collection Period: (i) For the first Interim Payment Date or Payment Date, the period beginning on the Cut-off Date and ending at the end of the day before the Determination Date for such Interim Payment Date or Payment Date, and (ii) for each other Interim Payment Date and Payment Date, the period beginning at the opening of business on the most recent preceding Determination Date and ending as of the close of business on the day before the Determination Date for such Interim Payment Date or Payment Date.
Advance Rate: With respect to any Series of Notes, and for any Class within such Series, if applicable, and with respect to any Receivables related to any particular Advance Type (and attributable to any particular Designated Pool, if so specified in the related Indenture Supplement), the percentage specified for such Advance Type (and attributable to such Designated Pool, if applicable) as its “Advance Rate” in the Indenture Supplement for such Series.
Advance Receivable: Any of a Delinquency Advance Receivable, Delinquent MBS Mortgage Repurchase Advance Receivable, Escrow Advance Receivable or Corporate Advance Receivable.
Advance Reimbursement Amount: Any amount which the Servicer or the Indenture Trustee as the Servicer’s assignee, collects on a Mortgage Loan, withdraws from a Custodial Account or receives from Freddie Mac, Fannie Mae or any successor servicer, to reimburse an Advance made by the Servicer with respect to a Designated Pool pursuant to the related Designated Servicing Agreement.
Advance Type: (i) With respect to Freddie Mac Advances, Delinquency Advance Receivables, Judicial Escrow Advance Receivables, Non-Judicial Escrow Advance Receivables, Judicial Corporate Advance Receivables and Non-Judicial Corporate Advance Receivables that are related to Freddie Mac Advances and (ii) with respect to Fannie Mae Advances, Delinquency Advance Receivables, Delinquent MBS Mortgage Repurchase Advance Receivables, Judicial Escrow Advance Receivables, Non-Judicial Escrow Advance Receivables, Judicial Corporate Advance Receivables and Non-Judicial Corporate Advance Receivables that are related to Fannie Mae Advances.
Advance Type Allocation Percentage: For any Series on any date of determination, in respect of any Advance Type of Receivables with a non-zero Advance Rate for such Series and such Advance Type:
(a) as of any date prior to the Full Amortization Period, a percentage obtained by dividing: (i) the Series Invested Amount for such Series divided by (ii) the aggregate of the Series Invested Amounts for all Outstanding Series that provide a non-zero Advance Rate for Receivables of such Advance Type; and
(b) as of any date during the Full Amortization Period, a percentage obtained by dividing: (i) the Series Invested Amount for such Series as of the first day of the Full Amortization Period divided by (ii) the aggregate of the Series Invested Amounts for all Outstanding Series as of the first day of the Full Amortization Period for all Outstanding Series that provide a non-zero Advance Rate for Receivables of such Advance Type.

Advance Type Amount: For any Advance Type of Receivables for any Series that has a non-zero Advance Rate, an amount equal to the product of (a) the Advance Type Allocation Percentage for such Series for such Advance Type of Receivables and (b) the aggregate Receivable Balances of all Receivables of such Advance Type.
Adverse Claim: A lien, security interest, charge, encumbrance or other right or claim of any Person (other than the liens created in favor of the Secured Parties or assigned to the Secured Parties by (i) this Indenture, (ii) the Receivables Pooling Agreement, (iii) the Receivables Sale Agreement or (iv) any other Transaction Document).
Adverse Effect: Whenever used in this Indenture with respect to any Series or Class of Notes and any event, means that such event is likely, at the time of its occurrence, to (i) result in the occurrence of an Event of Default or a Target Amortization Event relating to such Series or Class of Notes, (ii) adversely affect (A) the amount of funds available to be paid to the Noteholders of such Series or Class of Notes or any Derivative Counterparty pursuant to this Indenture for amounts due and owing, (B) the timing of such payments in a material respect or (C) the rights or interests of the Noteholders of such Series or Class, any related Derivative Counterparty, any related Supplemental Credit Enhancement Provider or any related Liquidity Provider on a material basis, (iii) adversely affect the Security Interest of the Indenture Trustee for the benefit of the Secured Parties in the Collateral unless otherwise permitted by this Indenture, or (iv) materially and adversely affect the collectability of the Receivables.
Affiliate: With respect to any specified Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person.
Aggregate Receivables: As of any date of determination, all Initial Receivables and all Additional Receivables on such date.
Applicable Investor: Each holder of a beneficial interest in any Notes that is (i) a credit institution or investment firm that is subject to regulation by the national authorities of any member state of the EEA or an affiliate subject to supervision on a consolidated basis with such an institution or firm, (ii) an insurer or reinsurer that is subject to regulation by the national authorities of any member state of the EEA, (iii) an undertaking for collective investment in transferable securities (UCITS) that is subject to regulation by the national authorities of any member state of the EEA or (iv) an alternative investment fund to which Directive 2011/61/EU applies.
Applicable Law: As defined in Section 4.1.
Authenticating Agent: Any Person authorized by the Indenture Trustee to authenticate Notes under Section 11.12.
Authorized Representative: Any Person initially authorized by the Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Servicer, Administrative Agent or Issuer to give and receive notices, requests and instructions and to deliver certificates in connection with this Indenture and the other Transaction Documents, and whose specimen signature is set forth on Exhibit F-1, Exhibit F-2, Exhibit F-3 and Exhibit F-4 hereto, respectively.
Authorized Signatory: With respect to any entity, each Person duly authorized to act as a signatory of such entity at the time such Person signs on behalf of such entity.
Available Funds:

(i) With respect to any Interim Payment Date, all Collections on the Receivables received during the related Advance Collection Period and deposited into the Collection and Funding Account and any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Available Funds” for such Interim Payment Date, plus any amounts released from the Accumulation Accounts on such Interim Payment Date pursuant to Section 4.7(d);
(ii) with respect to any Payment Date prior to the Full Amortization Period, the sum of (A) all amounts on deposit in each Accumulation Account (provided that the amounts on deposit in the Target Amortization Principal Accumulation Account may only be used to pay the Target Amortization Amounts to those Classes that are entitled to receive those amounts in accordance with the related Indenture Supplement) at the close of business on the last Interim Payment Date or Limited Funding Date during the related Monthly Advance Collection Period plus (B) all Collections received during the final Advance Collection Period during the immediately preceding Monthly Advance Collection Period and deposited into the Collection and Funding Account (in each case, adjusted to reflect all deposits and payments on any Funding Date that may occur after the end of such Advance Collection Period, but prior to such Payment Date, and not including any such funds required to be returned to a VFN Noteholder pursuant to this Indenture due to any failure to utilize amounts provided by such VFN Noteholder to use amounts drawn hereunder in a manner permitted hereby), plus (C) any proceeds received by the Issuer under any Supplemental Credit Enhancement Agreement for any Class of Notes (provided that such proceeds may only be used to pay amounts due to those Classes that are entitled to receive those amounts in accordance with the related Indenture Supplement), plus (D) any income derived from Permitted Investments in Trust Accounts that have been established for the benefit of all Series of Notes, plus (E) any proceeds received by the Issuer under any Derivative Agreement for any Class of Notes (provided that such proceeds may only be used to pay amounts due to those Classes that are entitled to receive those amounts in accordance with the related Indenture Supplement and for so long as such Classes of Notes are not repaid in full or refinanced); provided, however, for the avoidance of doubt, any Cap Payment Amounts deposited into the Cap Agreement Account pursuant to the Cap Agreement shall not be considered Available Funds; provided further, for the avoidance of doubt, the Cap Payment Holders shall not have any right to “Available Funds” derived from any Derivative Agreement pursuant to clause (ii)(E) of this definition, plus (F) any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Available Funds” for such Payment Date; and
(iii) with respect to any Payment Date during the Full Amortization Period, the sum of the Series Available Funds for all Series.
Bail-In Action: The exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
Bail-In Legislation: With respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
Bankruptcy Code: The Bankruptcy Reform Act of 1978, 11 U.S.C. §§ 101 et seq., as amended.
Book-Entry Notes: A note registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository); provided, that after the occurrence of a condition whereupon Definitive Notes are to be issued to Note Owners, such Book-Entry Notes shall no longer be “Book-Entry Notes.”

Borrowing Capacity: For any VFN on any date, the difference between (i) the related Maximum VFN Principal Balance on such date and (ii) the related VFN Principal Balance on such date.
Business Day: For any Class of Notes, any day other than (i) a Saturday or Sunday or (ii) any other day on which national banking associations or state banking institutions in New York, New York, Ft. Washington, Pennsylvania, Wilmington, Delaware, the city and state where any Corporate Trust Office is located or the Federal Reserve Bank of New York, are authorized or obligated by law, executive order or governmental decree to be closed.
Cap Agreement: For any Series or Class of Notes, as defined in the related Indenture Supplement, if applicable.
Cap Agreement Account: For any Series or Class of Notes, as defined in the related Indenture Supplement, if applicable.
Cap Payment Amounts: For any Series or Class of Notes, as defined in the related Indenture Supplement, if applicable.
Cap Payment Holders: For any Series or Class of Notes, as defined in the related Indenture Supplement, if applicable.
Calculation Agent: The same Person who serves at any time as the Indenture Trustee, or an Affiliate of such Person, as calculation agent pursuant to the terms of this Indenture.
Cease Funding Event: A Cease Funding Event shall have occurred and be continuing on any date of determination if either Freddie Mac or Fannie Mae shall have given written notice to the Servicer that suspends or terminates the Servicer’s right to reimbursement of Delinquency Advance Receivables, Delinquent MBS Mortgage Repurchase Advance Receivables, Escrow Advance Receivables or Corporate Advance Receivables, which termination or suspension was not related to a specific claim submitted for reimbursement, and which suspension or termination continues for a period greater than five (5) Business Days from the date of written notice of such refusal, failure or suspension and continues to exist on such date of determination.
Cease Pre-Funding Notice: As defined in Section 4.3(c).
Certificate of Authentication: The certificate of the Indenture Trustee, the form of which is described in Section 5.3, or the alternative certificate of the Authenticating Agent, the form of which is described in Section 11.12.
Class: With respect to any Notes, the class designation assigned to such Note in the related Indenture Supplement. A Series issued in one class, with no class designation in the related Indenture Supplement, may be referred to herein as a “Class.”
Class 1 Specified Notes: Any Class of Note with respect to which the Issuer does not receive an opinion of nationally recognized tax counsel on the related Issuance Date that such Class of Notes “will” be treated as indebtedness for U.S. federal income tax purposes and that is designated as a Class 1 Specified Note in the related Indenture Supplement.
Class 2 Specified Notes: Any Class of Note with respect to which the Issuer does not receive an opinion of nationally recognized tax counsel on the related Issuance Date that such Class of Notes “will” be treated as indebtedness for U.S. federal income tax purposes and that is not designated as a Class 1 Specified Note in the related Indenture Supplement.
Class Invested Amount: For any Class of Notes on any date, an amount equal to (i) the sum of (A) the outstanding Note Balance of such Class, plus (B) the aggregate outstanding Note Balances of all Classes within the same Series that are senior to or pari passu with such Class on such date, divided by (ii) the Weighted Average CV Adjusted Advance Rate in respect of such Class (after giving effect to amounts collected on the Receivables as of such date).
Clearing Corporation: As defined in Section 8‑102(a)(5) of the UCC.
Closing Date: As defined in the Preamble.
Code: The Internal Revenue Code of 1986, as amended.
Collateral: As defined in the Granting Clause.
Collateral Test: A test designed to measure, on any date of determination, whether each Series of Notes is adequately collateralized on such date and the satisfaction of which is achieved on any date of determination if, with respect to each Series the sum of:
(1) the aggregate Advance Type Amounts for each Advance Type of Receivables for such Series that has a non-zero Advance Rate;
(2) the product of the Series Allocation Percentage and all Collections on deposit in the Trust Accounts (other than the Series Reserve Account for such Series and the Sinking Fund Account for such Series, if applicable) on such date (after giving effect to any required payments on such date, if any); and
(3) if such Series has any Sinking Fund Accounts, the aggregate amounts on deposit in such Sinking Fund Accounts, shall be greater than or equal to the Series Invested Amount for such Series on such date (after giving effect to any required payments on such date, if any).
Collateral Value: For any Receivable and for any Series on any date, the product of (i) the Receivable Balance of such Receivable and (ii) the lesser of (A) the highest Advance Rate applicable to the Advance Type of such Receivable in respect of any Class within such Series, and (B) the highest Trigger Advance Rate (if any) for any Class within such Series; provided, that the Collateral Value shall be zero for any Receivable that is not a Facility Eligible Receivable, unless otherwise provided in the related Indenture Supplement.
Collection and Funding Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.7 and entitled “Wells Fargo Bank, N.A., as Indenture Trustee for the Ditech Agency Advance Trust Advance Receivables Backed Notes, Collection and Funding Account,” with the wire instructions as set forth on Schedule 2 hereto.
Collections: The amount of Advance Reimbursement Amounts, cash collected in reimbursement of Receivables in the Trust Estate, during each Advance Collection Period, plus the proceeds of any Permitted Refinancing or of any Indemnity Payments.

Consent: Any Freddie Mac Consent or the Fannie Mae Acknowledgment, as applicable.
Consent Withdrawal Date: The effective date of any withdrawal of consent under a Freddie Mac Consent or the Fannie Mae Acknowledgement, as applicable, including the expiration of the term of a Freddie Mac Consent or the Fannie Mae Acknowledgment and non-renewal of the term thereof.
Control, Controlling or Controlled: The possession of the power to direct or cause the direction of the management or policies of a Person through the right to exercise voting power or by contract, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
Corporate Advance: Collectively, (i) any advance (other than those described in clause (ii) below) made by the Servicer (including any predecessor servicer) and reimbursable to the Servicer pursuant to a Designated Servicing Agreement and the Freddie Mac Guide or the Fannie Mae Guide, to inspect, protect, preserve or repair properties that secure Mortgage Loans or that have been acquired through foreclosure or deed in lieu of foreclosure or other similar action pending disposition thereof, or for similar or related purposes, including, but not limited to, necessary legal fees and costs expended or incurred by the Servicer (including any predecessor servicer) in connection with foreclosure, bankruptcy, eviction or litigation actions with or involving Obligors on Mortgage Loans, as well as costs to obtain clear title to such a property, to protect the priority of the lien created by a Mortgage Loan on such a property, and to dispose of properties taken through foreclosure or by deed in lieu thereof or other similar action (in all cases, without regard to those actions described in (ii) below), (ii) any advance made by the Servicer (including any predecessor servicer) pursuant to a Designated Servicing Agreement and the Freddie Mac Guide or the Fannie Mae Guide to foreclose or undertake similar action with respect to a Mortgage Loan, and (iii) any other out of pocket expenses incurred by the Servicer (including any predecessor servicer) pursuant to a Designated Servicing Agreement and the Freddie Mac Guide or the Fannie Mae Guide (as applicable) (including, for example, costs and expenses incurred in loss mitigation efforts and in processing assumptions of Mortgage Loans that are reimbursable by Freddie Mac pursuant to Chapter 71 of the Freddie Mac Guide (not including Escrow Advances or Delinquency Advances (each as described in such Chapter)) or by Fannie Mae pursuant to Part A, Subpart 2, Chapter 1-01-Servicing Advances, of the Fannie Mae Guide.
Corporate Advance Receivable: Any Receivable representing the right to be reimbursed by Freddie Mac or Fannie Mae for a Corporate Advance.
Corporate Advance Reimbursement Amount: Any amount collected under any Designated Servicing Agreement from Freddie Mac or Fannie Mae, which amount, by the terms of such Designated Servicing Agreement, is payable to the Servicer to reimburse Corporate Advances disbursed by the Servicer (or any predecessor servicer).
Corporate Trust Office: For each Series of Notes, as specified in the related Indenture Supplement.
Credited Advance Funding: As defined in Section 4.2(a) hereof.
Cumulative Default Supplemental Fee Shortfall Amount: For each Payment Date and each Class of Notes, any portion of the Default Supplemental Fee or Cumulative Default Supplemental Fee Shortfall Amount for that Class for a previous Payment Date that has not been paid, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Default Supplemental Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through the current Payment Date.
Cumulative ERD Supplemental Fee Shortfall Amount: For each Payment Date and each Class of Notes, any portion of the ERD Supplemental Fee or Cumulative ERD Supplemental Fee Shortfall Amount for that

Class for a previous Payment Date that has not been paid, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Default Supplemental Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through the current Payment Date.
Cumulative Interest Shortfall Amount: For any Payment Date and any Class of Notes, any portion of the Interest Payment Amount for that Class for a previous Payment Date that has not been paid, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Cumulative Interest Shortfall Amount Rate on such shortfall from the Payment Date on which the shortfall first occurred through the current Payment Date.
Cumulative Interest Shortfall Amount Rate: As defined in the related Indenture Supplement.
Custodial Account: For each Pool related to a Designated Servicing Agreement, the Escrow Custodial Account or Principal and Interest Custodial Accounts related to a Designated Pool related to a Servicing Agreement into which the Servicer is required to deposit Escrow Funds or Principal and Interest Payments, as the case may be, with respect to the Mortgage Loans in such Pool serviced under that Designated Servicing Agreement, as described in the Freddie Mac Guide or the Fannie Mae Guide, as applicable.
Custodian: As defined in Section 2.4(a).
Cut-off Date: February 12, 2018.
Default Supplemental Fee: As defined in the related Indenture Supplement.
Default Supplemental Fee Rate: As defined in the related Indenture Supplement.
Defaulting Counterparty Termination Payments: Any Early Termination Amount payable to the Derivative Counterparty under the related Derivative Agreement as the result of the designation of an “Early Termination Date” under such Derivative Agreement due to either (x) the occurrence of an Event of Default with respect to which the related Derivative Counterparty is the Defaulting Party or (y) an Additional Termination Event with respect to which such Derivative Counterparty is the sole Affected Party. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the related Derivative Agreement.
Deficient Documentation Percentage: As defined in Section 3.3(d)(I) hereof.
Definitive Note: A Note issued in definitive, fully registered form evidenced by a physical Note.
Delinquency Advance: Any amount deposited by the Servicer into a Principal and Interest Custodial Account as required to be remitted by the Servicer to Freddie Mac or Fannie Mae on any remittance date under any Designated Servicing Agreement and Chapters 78 and 79 of the Freddie Mac Guide, Part A, Subpart 4, Chapter 1-02 of the Fannie Mae Guide, Part F, Chapter 1-03 of the Fannie Mae Guide, Part F, Chapter 1-31 of the Fannie Mae Guide or Part C, Chapter 3-01 of the Fannie Mae Guide, as applicable, and the Fannie Mae Investor Reporting Manual, resulting from delinquent monthly payments from Obligors.
Delinquency Advance Amount: As defined in Section 4.3(e).
Delinquency Advance Disbursement Account: The segregated non-interest bearing trust account, which shall be an Eligible Account, established and maintained pursuant to Section 4.1, Trust Accounts, and entitled “Wells Fargo Bank, N.A., as Indenture Trustee for the Ditech Agency Advance Trust Advance Receivables

Backed Notes, Delinquency Advance Disbursement Account,” with the wire instructions as set forth on Schedule 2 hereto.
Delinquency Advance Receivable: Any Receivable representing the right to be reimbursed for a Delinquency Advance.
Delinquent MBS Mortgage Repurchase Advance: Any amount paid by the Servicer in respect of the unpaid principal balance of a special servicing option Mortgage Loan as to which the Servicer has been making scheduled payments in connection with the removal of such Mortgage Loan from the related Pool pursuant to the Fannie Mae Guide, but not including any Delinquency Advances previously made with respect to such Mortgage Loan.
Delinquent MBS Mortgage Repurchase Advance Receivable: Any Receivable representing the right to be reimbursed for a Delinquent MBS Mortgage Repurchase Advance as provided in Chapter 3-03 of the Fannie Mae Investor Reporting Manual.
Depositor: Ditech Agency Advance Depositor LLC, a Delaware limited liability company, wholly owned by Ditech.
Depository: Initially, The Depository Trust Company, the nominee of which is Cede & Co., and any permitted successor depository. The Depository shall at all times be a Clearing Corporation.
Depository Agreement: For any Series or Class of Book-Entry Notes, the agreement among the Issuer, the Indenture Trustee and the Depository, dated as of the related Issuance Date, relating to such Notes.
Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.
Derivative Account: As defined in the related Indenture Supplement, if applicable.
Derivative Agreement: Any currency, interest rate or other swap, cap, collar, guaranteed investment contract or other derivative agreement or hedging instrument entered into by the Issuer or the Indenture Trustee (at the direction of and on behalf of the Issuer) in connection with any Class or Series of Notes and identified in the related Indenture Supplement, if applicable.
Derivative Collateral Account: As defined in the related Indenture Supplement, if applicable.
Derivative Counterparty: Any party to any Derivative Agreement other than the Issuer or the Indenture Trustee, if applicable.
Designated Pool: As of any date, any Pool that is identified and included on the Designated Servicing Agreement Schedule in accordance with Section 2.1(c) on such date. For the avoidance of doubt, with respect to Fannie Mae Advances, each Designated Pool with respect to such Fannie Mae Advances is identified on Schedule 1 hereto by its Seller/Servicer identification number, listed in the column titled “Seller/Servicer #” in the applicable table on Schedule 1. For the avoidance of doubt, with respect to Freddie Mac Advances, each Designated Pool with respect to such Freddie Mac Advances is identified on Schedule 1 hereto by its Seller/Servicer identification number, listed in the column titled “Seller/Servicer #” in the applicable table on Schedule 1. For the avoidance of doubt, Designated Pools with the same “Seller/Servicer #” share the same Principal and Interest Custodial Account and Escrow Custodial Account.

Designated Servicing Agreement: As of any date, any Servicing Agreement relating to a Facility Eligible Pool identified on the Designated Servicing Agreement Schedule on such date.
Designated Servicing Agreement Schedule: As of any date, the list attached hereto as Schedule 1, as it may be amended from time to time in accordance with Section 2.1(c).
Designation Date: A date on which any Pool becomes a Designated Pool after the Closing Date.
Determination Date: In respect of any Payment Date or Interim Payment Date, the second (2nd) Business Day before such Payment Date or Interim Payment Date.
Determination Date Administrator Report: A report delivered by the Administrator as described in Section 3.2(a), which shall be delivered in the form of one or more electronic files.
Disbursement Report: As defined in Section 4.3(e).
Distribution Compliance Period: In respect of any Regulation S Global Note or Regulation S Definitive Note, the 40 consecutive days beginning on and including the later of (a) the day on which any Notes represented thereby are offered to persons other than distributors (as defined in Regulation S under the Securities Act) pursuant to Regulation S and (b) the Issuance Date for such Notes.
Ditech: As defined in the Preamble.
EEA: The European Economic Area.
EEA Financial Institution: (a) Any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, and (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. For the avoidance of doubt, EEA Financial Institution shall include, but shall not be limited to, the Initial VFN Noteholders and the Administrative Agent.
EEA Member Country: Any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
EEA Resolution Authority: Any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegate) having responsibility for the resolution of any EEA Financial Institution.
EU Bail-In Legislation Schedule: The EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time, at http://www.lma.eu.com/.
Eligible Account: Any of (a) an account or accounts maintained with a depository institution with a long term rating of at least “A” and a short-term rating of at least “A-1” by S&P, (or a long-term rating of at least “A+” if the short-term rating is not available), and that is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws of the United States, (ii) a banking or savings and loan association duly organized, validly existing and in good standing under the applicable laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws of the United States, or (iv) a principal subsidiary of a bank holding company; or (b) a segregated trust account maintained in the trust department of a federal or state chartered depository institution or trust company in the United States, having capital and surplus of not less than $50,000,000, and meeting the rating requirements described in clause (a) above, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Indenture Trustee shall conform to the preceding clause (b).
Employee Benefit Plan: As defined in Section 6.5(k).
Entitlement Order: As defined in Section 8‑102(a)(8) of the UCC.
ERD Supplemental Fee: As defined in the related Indenture Supplement, if applicable.
ERD Supplemental Fee Rate: As defined in the related Indenture Supplement, if applicable.
ERISA: The Employee Retirement Income Security Act of 1974, as amended.
Escrow Advance: An advance made by the Servicer (including any predecessor servicer) with respect to a Mortgage Loan in a Pool pursuant to the Servicer’s obligation to do so under the related Designated Servicing Agreement and the Freddie Mac Guide or the Fannie Mae Guide, of real estate taxes and assessments, or of hazard, flood or primary mortgage insurance premiums, required to be paid (but not otherwise paid) by the related Obligor under the terms of the related Mortgage Loan.
Escrow Advance Receivable: Any Receivable representing the right to be reimbursed for an Escrow Advance.
Escrow Custodial Account: As defined in the Freddie Mac Guide or the Fannie Mae Guide.
Escrow Funds: As defined in the Freddie Mac Guide or the Fannie Mae Guide.
Euroclear: Euroclear Bank S.A./N.V. as operator of the Euroclear System, and any successor thereto.
Event of Default: As defined in Section 8.1.
Excepted Receivable: Any Receivable arising under any Designated Servicing Agreement (i) that arises after the commencement of the Full Amortization Period and (ii) in respect of which the Issuer, the Depositor, the Indenture Trustee and the Administrative Agent shall have received a written notice from Ditech, no later than one (1) Business Day after the origination thereof, (A) identifying such Receivable in reasonable detail and (B) certifying that Ditech has concluded in its reasonable discretion (with reasonable supporting detail therefor) that Ditech will not receive reasonably equivalent value for the transfer of any such identified Receivable because the value of the equity of the Depositor was negative prior to the contribution of such Receivable after taking into account all of the following, among other relevant factors, (1) borrowings under the subordinated note contemplated by the Receivables Sale Agreement, and (2) any indemnification payments owing by Ditech to the Depositor under the Receivables Sale Agreement (giving effect to the full value of such indemnification payment obligations as an asset of the Depositor).
Excess Cash Amount: On any Payment Date or Interim Payment Date, the amount of Available Funds remaining following the allocation and payments set forth pursuant to Sections 4.4(a) through (h) or Sections 4.5(a)(1)(i) through (x), as applicable.
Excess Receivables Funding Amount: On any Funding Date, the amount that could be drawn on a VFN without violating the Collateral Test, after all the New Receivables Funding Amounts to be drawn on such VFN have been drawn.

Exchange Act: The Securities Exchange Act of 1934, as amended.
Expected Repayment Date: For each Class of Notes, as specified in the related Indenture Supplement.
Expense Limit: With respect to expenses and indemnification amounts, for the Owner Trustee and the Indenture Trustee (in all its capacities), pro rata, $250,000 in any calendar year and $125,000 for any single Payment Date; and for other Administrative Expenses, $50,000 in any calendar year; provided that the Expense Limit shall only apply to payments made pursuant to Section 4.5(a)(1)(i) and (ii) and Section 4.5(a)(2)(i) and (ii); and provided further, that any amounts in excess of the Expense Limit that have not been paid pursuant to Section 4.5 may be applied toward and subject to the Expense Limit for the subsequent calendar year and payable in a subsequent calendar year.
Facility Eligible Pool: As of any date of determination, any Pool serviced under a Designated Servicing Agreement which meets the following criteria:
(i)    (A) Ditech has not resigned as the servicer for such Pool and (B) Ditech is the servicer under such Pool and a Responsible Officer of the Servicer has not received any notice from an authorized officer of Freddie Mac or Fannie Mae, or otherwise obtained actual knowledge, of (x) the occurrence of any Unmatured Default or Servicer Termination Event by or with respect to the Servicer under such Pool other than, in the case of an Unmatured Default, such Unmatured Default has been cured prior to its becoming a Servicer Termination Event or (y) threatened termination of the Servicer in writing related to any default existing for 30 or more days by the Servicer under such Pool;
(ii)    the Servicing Agreement related to such Pool is (A) governed by the laws of the United States or a state within the United States and is in full force and effect and (B) subject to, or incorporates by reference, the Freddie Mac Guide or the Fannie Mae Guide and provides (directly or indirectly by incorporating the Freddie Mac Guide or the Fannie Mae Guide, as applicable) that:
(A)    any Corporate Advance is validly reimbursable to the Servicer (1) if a Freddie Mac Advance, by Freddie Mac pursuant to Chapter 71 of the Freddie Mac Guide or (2) if a Fannie Mae Advance, from the borrower or out of related Mortgage Loan insurance proceeds, claims settlements or other available sources, or, if not recoverable from those sources, by Fannie Mae, pursuant to Part A, Subpart 2, Chapter 1-01-Servicing Advances of the Fannie Mae Guide;
(B)    any Escrow Advance is (1) if a Freddie Mac Advance, reimbursable out of any Escrow Funds for the Mortgage Loan for which the Servicer made the related Advance pursuant to Section 76.21 of the Freddie Mac Guide and if not reimbursable out of such amounts, then reimbursable by Freddie Mac pursuant to Chapter 71 or, if applicable, Chapter A 71 of the Freddie Mac Guide or (2) if a Fannie Mae Advance, reimbursable from the borrower or out of related Mortgage Loan insurance proceeds, claims settlements or other available sources, or, if not recoverable from those sources, by Fannie Mae, pursuant to Part A, Subpart 2, Chapter 1-01-Servicing Advances of the Fannie Mae Guide;
(C)    any Delinquency Advance is (1) if a Freddie Mac Advance an “advance of Principal and Interest Payments” reimbursable to the Servicer out of any Principal and Interest Payments on any Freddie Mac Mortgage Loans in any Pools that are subject to such Servicing Agreement pursuant to Section 76.21 of the Freddie Mac Guide or (2) if a Fannie Mae Advance, a “delinquency advance” as defined the Fannie Mae Guide and is reimbursable to the Servicer out of any Principal and Interest Payments on any Fannie Mae Mortgage Loans in such Designated Pool pursuant to Part A, Subpart 2, Chapter 1-01-Delinquency Advances of the Fannie Mae Guide;
(D)    any Delinquency Advance that is a Freddie Mac Advance outstanding and unreimbursed to the Servicer at the time of any transfer of servicing to any successor servicer is reimbursable to the Servicer, (x) in respect of interest amounts, no later than the remittance date in the following month pursuant to Section 56.10(c) of the Freddie Mac Guide, and (y) in respect of principal amounts, no later than the Closing Date of Transfer (as defined in the Freddie Mac Guide) pursuant to Section 56.10(d) of the Freddie Mac Guide. Any Delinquency Advance that is a Fannie Mae Advance outstanding and unreimbursed to the Servicer at the time of any transfer of servicing to any successor servicer is reimbursable to the Servicer at the time the successor servicer receives from the Servicer a final accounting of all monies pursuant to Part F, Chapter 1-14 of the Fannie Mae Guide; and
(E)    any Delinquent MBS Mortgage Repurchase Advance, if a Fannie Mae Receivable, is reimbursable to the Servicer by Fannie Mae pursuant to Chapter 3-03 of the Fannie Mae Investor Reporting Manual;
(iii)    pursuant to a Consent, Freddie Mac or Fannie Mae, as the case may be, has consented to the assignment by the Servicer of its rights to be reimbursed with respect to such Pool and has agreed that the Servicer’s and the Indenture Trustee’s rights to reimbursement of Advances in respect of such Pool are not subject to any right of set-off or other claim of Freddie Mac or Fannie Mae, as the case may be, until all Notes shall have been paid in full and such Consent remains in effect for the entire Pool and has not been terminated as to any of the related Receivables; provided, that if a Consent is no longer in effect for a Pool solely due to a Consent Withdrawal Date, the Pool shall continue to be a Facility Eligible Pool with respect to the Receivables related thereto created prior to such Consent Withdrawal Date to the extent the Consent shall apply to such Receivables and the withdrawal only applies to Receivables created after the Consent Withdrawal Date and any such Pool shall be identified as a “Consent Withdrawal Pool” on the Schedule of Designated Servicing Agreements hereto;
(iv)    all Receivables arising under such Pool are free and clear of any Adverse Claim in favor of any Person other than Permitted Liens;
(v)    [reserved];
(vi)    [reserved];
(vii)    such Designated Pool and its related Designated Servicing Agreement has been reviewed and approved by the Administrative Agent in its sole and absolute discretion; and
(viii)    the Servicer has not voluntarily elected to change the reimbursement mechanics of Advances in such Pool from a pool-level reimbursement mechanic to a loan-level reimbursement mechanic or from a loan-level reimbursement mechanic to a pool-level reimbursement mechanic without consent of each Administrative Agent.

Facility Eligible Receivable: A Receivable:
(i)    which constitutes a “general intangible” or “payment intangible” within the meaning of Section 9‑102(a)(42) or Section 9-102(a)(61) (or the corresponding provision in effect in a particular jurisdiction) of the UCC as in effect in all applicable jurisdictions;
(ii)    which is denominated and payable in United States dollars;
(iii)    which relates to an Advance (A) in respect of a Fannie Mae Mortgage Loan or Freddie Mac Mortgage Loan that is included in a Facility Eligible Pool, (B) that at the time it was made, such Advance was authorized pursuant to, and determined by the Servicer in good faith to comply with all requirements for reimbursement under, the related Servicing Agreement and (C) as to which the Servicer has complied with all of the requirements for reimbursement under the related Servicing Agreement and which remains collectible;
(iv)    as to which all right, title and interest in and to such Receivable (including good and marketable title) have been validly sold and/or contributed by the Receivables Seller to the Depositor, and validly sold and/or contributed by the Depositor to the Issuer;
(v)    with respect to which no representation or warranty made by the Receivables Seller or the Servicer in the Receivables Sale Agreement has been breached, which breach has continued uncured for thirty (30) days;
(vi)    with respect to which, as of the date such Receivable was acquired by the Issuer, none of the Receivables Seller, the Servicer or the Depositor had (A) taken any action that would impair the right, title and interest of the Indenture Trustee therein, or (B) failed to take any action that was necessary to avoid impairing the Indenture Trustee’s right, title or interest therein;
(vii)    the Advance related to which either (A) has been fully funded by the Servicer (or any predecessor servicer) using its own funds and/or Collections (as appropriate) in excess of the related Required Expense Reserve, and/or amounts drawn on Variable Funding Notes or out of funds in the Collection and Funding Account or Available Funds as provided herein, or (B) in the case of Delinquency Advances, will be funded on the related Funding Date and all amounts necessary to fund the related Advance are on deposit in an account under the exclusive control and direction of the Indenture Trustee pending remittance to Freddie Mac or Fannie Mae, as applicable;
(viii)    which relates to a Mortgage Loan (A) that is secured by a first lien on the underlying Mortgaged Property and (B) the terms of which have not been modified after the creation of such Receivable unless the Servicer has submitted a claim for reimbursement thereof to Freddie Mac or Fannie Mae, as applicable, and no more than ninety (90) days have passed since the date of the modification, but in no event past Freddie Mac or Fannie Mae, as applicable, timelines for reimbursement;
(ix)    in the case of an Advance related to a Freddie Mac Mortgage Loan, Freddie Mac has the responsibility to reimburse the related Advances and in the case of an Advance related to a Fannie Mae Mortgage Loan, Fannie Mae has the responsibility to reimburse the related Advance;
(x)    with respect to a Delinquent MBS Mortgage Repurchase Advance, such Advance is not outstanding and/or unreimbursed by Fannie Mae after the tenth Business Day following the

Fannie Mae remittance date in respect of which such Delinquent MBS Mortgage Repurchase Advance was made;
(xi)    with respect to Receivables originated with respect to a Fannie Mae Pool, Fannie Mae either (A) has the right, under its Preferred Stock Purchase Agreement with the United States Treasury, to draw at least an amount sufficient to meet its obligations or (B) has access to another source of credit support that is acceptable to the Administrative Agent in its sole discretion, to fund its advance reimbursement obligations, and with respect to Receivables originated with respect to a Freddie Mac Pool, Freddie Mac either (A) has the right, under its Preferred Stock Purchase Agreement with the United States Treasury, to draw at least an amount sufficient to support its obligations or (B) has access to another source of credit support that is acceptable to the Administrative Agent, in its sole discretion, to fund its reimbursement obligations; and
(xii)    in the case of any Delinquent MBS Mortgage Repurchase Advance Receivable, the related Delinquent MBS Mortgage Repurchase Advance is eligible for reimbursement by Fannie Mae pursuant to Chapter 3-03 of the Fannie Mae Investor Reporting Manual to the satisfaction of the Verification Agent.
Facility Entity: As defined in Section 9.5(i).
Fannie Mae: The Federal National Mortgage Association (commonly known as Fannie Mae), and its successors. References to Fannie Mae herein include Fannie Mae in the capacity as trustee for any Pool.
Fannie Mae Acknowledgment: The acknowledgment agreement of Fannie Mae (with respect to Fannie Mae Advances) executed as of the date hereof, and as amended, restated, supplemented or otherwise modified from time to time (or such other acknowledgment agreement of Fannie Mae with respect to the Fannie Mae Advances as may be approved by the Administrator and the Administrative Agent from time to time for purposes of this Indenture).
Fannie Mae Advance:     Any Advance with respect to a Fannie Mae Mortgage Loan.
Fannie Mae Guide: Collectively, the Fannie Mae Single Family Servicing Guide, the Fannie Mae Mortgage Selling and Servicing Contract and the Fannie Mae Investor Reporting Manual, in each case, as amended, modified or supplemented from time to time. References to chapters, sections and definitions in the Fannie Mae Guide refer to the chapters, sections and definition references that exist in the Fannie Mae Guide as of the Closing Date, but to the extent that the chapters, sections and definition references change in subsequent amendments to the Fannie Mae Guide, references to the Fannie Mae Guide shall also include any successor or replacement chapter, section and definition references.
Fannie Mae Investor Reporting Manual: The Fannie Mae Investor Reporting Manual, as amended, modified or supplemented from time to time. References to chapters, sections and definitions in the Fannie Mae Investor Reporting Manual refer to the chapters, sections and definition references that exist in the Fannie Mae Investor Reporting Manual as of the Closing Date, but to the extent that the chapters, sections and definition references change in subsequent amendments to the Fannie Mae Investor Reporting Manual, references to the Fannie Mae Investor Reporting Manual shall also include any successor or replacement chapter, section and definition references.
Fannie Mae Mortgage Loan: A Mortgage Loan included in a Fannie Mae Pool.

Fannie Mae Pool: A discrete pool of Mortgage Loans owned by a master trust (for which Fannie Mae is trustee, and in which Fannie Mae has a 100% participation percentage) and serviced by the Servicer pursuant to a Designated Servicing Agreement.
Fannie Mae Receivable: A Receivable related to a Fannie Mae Mortgage Loan.
FCPA: As defined in Section 9.1(x).
Fee Accumulation Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.7 and entitled “Wells Fargo Bank, N.A., as Indenture Trustee in trust for the Noteholders of the Ditech Agency Advance Trust Advance Receivables Backed Notes, Fee Accumulation Account,” with the wire instructions as set forth on Schedule 2 hereto.
Fee Accumulation Amount: With respect to each Interim Payment Date or any Limited Funding Date, the aggregate amount of Fees, plus any Series Fees, up to the Series Fee Limit, plus any Undrawn Fees, due and payable on the next Payment Date, plus any Late VFN Note Balance Adjustment Request Fees, due and payable on the next Payment Date, plus any expenses (including indemnities) payable on the next Payment Date pursuant to Section 4.5(a)(1)(i) or (ii) or Section 4.5(a)(2)(i) or (ii) that have been invoiced or noticed to the Indenture Trustee and the Administrator prior to the Determination Date for such Interim Payment Date or Limited Funding Date, as applicable, plus any Default Supplemental Fees and Cumulative Default Supplemental Fee Shortfall Amounts, plus any ERD Supplemental Fees and Cumulative ERD Supplemental Fee Shortfall Amounts minus amounts already on deposit in the Fee Accumulation Account (assuming for this purpose that the aggregate VFN Principal Balance remains unchanged from the Determination Date for such Interim Payment Date or Limited Funding Date, as applicable, through the end of the then-current Interest Accrual Period).
Fee Letter: For any Series, as defined in the related Indenture Supplement, if applicable.
Fees: Collectively, with respect to any Interest Accrual Period, the Indenture Trustee Fee, the Owner Trustee Fee and the Verification Agent Fee.
Final Payment Date: For any Class of Notes, the earliest of (i) the Stated Maturity Date for such Class, (ii) after the end of the related Revolving Period, the Payment Date on which the Note Balance of the Notes of such Class has been reduced to zero, and (iii) the Payment Date which follows the Payment Date on which all proceeds of the sale of the Trust Estate are distributed pursuant to Section 8.6.
Financial Asset: As defined in Section 8‑102(a)(9) of the UCC.
Fitch: Fitch Ratings, Inc., or any successor thereto.
Freddie Mac: The Federal Home Loan Mortgage Corporation (commonly known as Freddie Mac), and its successors. References to Freddie Mac herein include Freddie Mac in the capacity as trustee for any Pool.
Freddie Mac Advance: Any Advance with respect to a Freddie Mac Mortgage Loan.
Freddie Mac Consent: Any consent of Freddie Mac with respect to the Freddie Mac Advances as may be approved by the Administrator and the Administrative Agent from time to time for purposes of this Indenture.

Freddie Mac Guide: The Freddie Mac Single-Family Seller/Servicer Guide, as amended, modified or supplemented from time to time. References to chapters, sections and definitions in the Freddie Mac Guide refer to the chapters, sections and definition references that exist in the Freddie Mac Guide as of the Closing Date, but to the extent that the chapters, sections and definition references change in subsequent amendments to the Freddie Mac Guide, references to the Freddie Mac Guide shall also include any successor or replacement chapter, section and definition references.
Freddie Mac Mortgage Loan: A Mortgage Loan included in a Freddie Mac Pool.
Freddie Mac Pool: A discrete pool of Mortgage Loans owned by a master trust (for which Freddie Mac is the trustee, and in which Freddie Mac has a 100% Percentage of Participation) and serviced by the Servicer pursuant to a Designated Servicing Agreement.
Full Amortization Period: For all Series of Notes, the period that begins pursuant to Section 4.12 hereof upon the occurrence of an Event of Default and ends on the date on which the Notes of all Series are paid or redeemed in full or such Event of Default is waived in accordance with the terms hereof.
Funding Certification: A report delivered by the Administrator in respect of each Funding Date pursuant to Section 4.3(a).
Funding Conditions: With respect to any proposed Funding Date, the following conditions, together with any applicable funding conditions specifically set forth in any Indenture Supplement and in any Note Purchase Agreement:
(i)    no breach of the Collateral Test shall exist following the proposed funding;
(ii)    (A) no breach in respect of any representation, warranty or covenant of the Receivables Seller, the Servicer, the Administrator, the Depositor or the Issuer, or with respect to the Receivables, hereunder or under any Transaction Document, shall exist that has caused a Target Amortization Event (unless all related Target Amortization Principal Accumulation Amounts, if any, are on deposit in the Target Amortization Principal Accumulation Account) and (B) solely in the case of a VFN Draw Date, unless this clause (B) is waived by each the Noteholders of the Variable Funding Notes, no breach in respect of any representation, warranty or covenant of the Receivables Seller, the Servicer, the Administrator, the Depositor or the Issuer, or with respect to the Receivables, hereunder or under any Transaction Document, shall exist which with the giving of notice or the passage of time, or both, would constitute a Target Amortization Event;
(iii)    none of (A) a Funding Interruption Event, (B) a Cease Funding Event, or (C) an Event of Default shall have occurred and be continuing;
(iv)    (A) with respect to any Funding Date which will be a VFN Draw Date, the Administrator shall have provided the Indenture Trustee, no later than 12:00 p.m. (noon) New York City time on the second (2nd) Business Day preceding such Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), a Determination Date Administrator Report reporting information with respect to the Receivables in the Trust Estate and demonstrating the satisfaction of the Collateral Test, and no later than 1:00 p.m. New York City time on the second (2nd) Business Day preceding such Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), a Funding Certification certifying that all Funding Conditions have been satisfied and (B) with respect to any Funding Date which is not a VFN Draw Date, the Administrator shall have provided the Indenture Trustee, no later than 12:00 p.m. (noon) New York City time on the Business Day preceding such Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), a Determination Date Administrator Report reporting information with respect to the Receivables in the Trust Estate and demonstrating the satisfaction of the Collateral Test, and no later than 1:00 p.m. New York City time on the Business Day preceding such Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), a Funding Certification certifying that all Funding Conditions have been satisfied; provided, however, that no Variable Funding Note Noteholder shall have any liability for failing to fund a requested draw of a Variable Funding Note unless it has received a Funding Certification and a Determination Date Administrator Report by 1:00 p.m. New York City time on the Business Day preceding such Funding Date;
(v)    the full amount of the Required Expense Reserve shall be on deposit in the Collection and Funding Account before and after the release of cash from such account to fund the purchase price of Receivables;
(vi)    on any Funding Date that is an Interim Payment Date or a Limited Funding Date, after giving effect to the transfers on such Funding Date contemplated by Section 4.3(f), the Interest Accumulation Amount is on deposit in the Interest Accumulation Account, the Fee Accumulation Amount is on deposit in the Fee Accumulation Account, the Target Amortization Principal Accumulation Amount, if any, is on deposit in the Target Amortization Principal Accumulation Account and the applicable Series Reserve Required Amount is on deposit in the Series Reserve Account for each Series;
(vii)    the payment of the New Receivables Funding Amount on such Funding Date or the drawing on any VFN shall not result in a material adverse United States federal income tax consequence to the Trust Estate or any Noteholders;
(viii)    the Verification Agent is AMC Servicing Solutions LLC, or if AMC Servicing Solutions LLC (x) resigns as Verification Agent and not more than thirty (30) days have passed since such resignation, or (y) is terminated by the Receivables Seller, the Depositor or the Issuer, the Administrator has selected a successor verification agent and the Administrative Agent has approved such successor verification agent (such approval not to be unreasonably withheld or delayed) and such successor verification agent has assumed the Verification Agent’s duties; and
(ix)    the Full Amortization Period shall not be in effect.
Funding Date: Any Payment Date, any Interim Payment Date or any Limited Funding Date occurring prior to the Full Amortization Period, as long as at least one Series of Notes is in its Revolving Period.
Funding Interruption Event: The occurrence of an event which with the giving of notice or the passage of time, or both, would constitute an Event of Default.
GAAP: U.S. generally accepted accounting principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its successors, as in effect from time to time, and (ii) applied consistently with principles applied to past financial statements of Ditech and its subsidiaries; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) that such principles have been properly applied in preparing such financial statements.
Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.
Increased Costs: The amounts described in the related Indenture Supplement, if applicable.
Increased Costs Limit: For any Series or Class of Notes, as defined in the related Indenture Supplement, if applicable.
Indemnified Party: As defined in Section 10.3(b).
Indemnity Payment: With respect to any Receivable in respect of which a payment is required to be made by the Issuer, the Depositor or the Receivables Seller under Section 2.3 of this Indenture, the Receivables Pooling Agreement or the Receivables Sale Agreement, and as of the Payment Date on which the “Indemnity Payment” must be made, the Receivable Balance of such Receivable as of such Payment Date.
Indenture: As defined in the Preamble.
Indenture Supplement: With respect to any Series of Notes, a supplement to this Indenture, executed and delivered in conjunction with the issuance of such Notes pursuant to Section 6.1, together with any amendment to the Indenture Supplement executed pursuant to Section 12.1 or 12.2, and, in either case, including all amendments thereof and supplements thereto.
Indenture Trustee: Wells Fargo Bank, N.A., a national banking association, in its capacity as indenture trustee under this Indenture, or its successor-in-interest, or any successor indenture trustee appointed as provided in this Indenture. Wells Fargo Bank, N.A. will perform its duties as Indenture Trustee hereunder through its corporate trust services division.
Indenture Trustee Authorized Officer: With respect to the Indenture Trustee, Calculation Agent, Paying Agent, Note Registrar or Securities Intermediary, any officer of the Indenture Trustee, Calculation Agent, Paying Agent, Note Registrar or Securities Intermediary assigned to its corporate trust services, including any vice president, assistant vice president, assistant treasurer or trust officer customarily performing functions with respect to corporate trust matters and, with respect to a particular corporate trust matter under this Indenture, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case, having direct responsibility for the administration of this Indenture.
Indenture Trustee Fee: The fee payable to the Indenture Trustee hereunder on each Payment Date for services rendered under this Indenture, which shall be equal to $5,750.00 per month; provided, that (A) to the extent that there is more than one (1) Payment Date in any given month, the Indenture Trustee Fee in such month shall include an additional $2,000 for each such additional Payment Date and (B) to the extent that there are more than five (5) Funding Dates in any given month, the Indenture Trustee Fee in such month shall include an additional $1,500 for each such additional Funding Date over five (5); provided, further, that the Indenture Trustee shall also be entitled to receive payment of separate fees and expenses pursuant to Section 11.7 in connection with tax filings made by the Indenture Trustee. Reimbursement for expenses incurred by the Indenture Trustee in connection with tax filings made by the Indenture Trustee shall be subject to the Expense Limit.
Independent Manager: (i) A natural person and (ii) a Person who (A) shall not have been at the time of such Person’s appointment, and may not have been at any time during the preceding five (5) years and shall not be as long as such Person is an Independent Manager of the Depositor (1) a direct or indirect legal or beneficial owner in such entity or any of its Affiliates, (2) a member, officer, director, manager, partner, shareholder or employee of the Administrator or any of its managers, members, partners, subsidiaries, shareholders or Affiliates other than the Depositor or any Affiliate thereof that is intended to be structured as a “bankruptcy remote” entity (collectively, the “Independent Parties”), (3) a supplier to any of the Independent Parties, (4) a person controlling or under common control with any director, member, partner, shareholder or supplier of any of the Independent Parties or (5) a member of the immediate family of any director, member, partner, shareholder, officer, manager, employee or supplier of the Independent Parties, (B) has prior experience as an independent director or manager for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors or managers thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (C) has at least three (3) years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities; provided, that, notwithstanding the terms and provisions of clause (ii)(A)(1) immediately above, the indirect or beneficial ownership of membership interests of the Administrator through a mutual fund or similar diversified investment vehicle with respect to which the owner does not have discretion or control over the investments held by such diversified investment vehicle shall not preclude such owner from being an Independent Manager.
Initial Note Balance: For any Note or for any Class of Notes, the Note Balance of such Note upon the related Issuance Date as specified in the related Indenture Supplement.
Initial Payment Date: As defined in any related Indenture Supplement.
Initial Receivables: The Receivables sold and/or contributed by the Receivables Seller to the Depositor on the Closing Date pursuant to the Receivables Sale Agreement, and further sold and/or contributed by the Depositor to the Issuer on the Closing Date pursuant to the Receivables Pooling Agreement, and Granted by the Issuer to the Indenture Trustee for inclusion in the Trust Estate, and which consist of Receivables arising from the making by the Receivables Seller of Advances with respect to the Designated Pools listed on the Designated Servicing Agreement Schedule as of the Closing Date.
Initial VFN Noteholders: As defined in the Indenture Supplement for the Series 2018-VF1 Variable Notes.
Insolvency Event: With respect to a specified Person, (i) an involuntary case or other proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced against any Person or any substantial part of its property, or a petition shall be filed against such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the winding-up or liquidation of such Person’s business and (A) such case or proceeding shall continue undismissed and unstayed and in effect for a period of sixty (60) days or (B) an order for relief in respect of such Person shall be entered in such case or proceeding under such laws or a decree or order granting such other requested relief shall be granted; or (ii) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person of its inability to pay its debts generally as they become due.
Insolvency Proceeding: Any proceeding of the sort described in the definition of Insolvency Event.
Interest Accrual Period: For any Class of Notes and any Payment Date, the period specified in the related Indenture Supplement.
Interest Accumulation Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.7 and entitled “Wells Fargo Bank, N.A., as Indenture Trustee in trust for the Noteholders of the Ditech Agency Advance Trust Advance Receivables Backed Notes, Interest Accumulation Account,” with the wire instructions as set forth on Schedule 2 hereto.
Interest Accumulation Amount: With respect to each Interim Payment Date or Limited Funding Date, the sum of the Interest Payment Amount due and payable with respect to all Classes of Notes on the next succeeding Payment Date, plus all Cumulative Interest Shortfall Amounts as of the immediately preceding Payment Date, minus amounts then on deposit in the Interest Accumulation Account (assuming for this purpose that the aggregate VFN Principal Balance remains unchanged from the Determination Date for such Interim Payment Date or Limited Funding Date, as applicable, through the end of its then-current Interest Accrual Period).
Interest Amount: For any Interest Accrual Period and any Class of Notes, interest accrued on such Class during such period, in an amount equal to interest on such Class’s Note Balance at the applicable Note Interest Rate.
Interest Day Count Convention: For any Series or Class of Notes, the fraction specified in the related Indenture Supplement to indicate the number of days counted in an Interest Accrual Period divided by the number of days assumed in a year, for purposes of calculating the Interest Payment Amount for each Interest Accrual Period in respect of such Series or Class.
Interest Payment Amount: For any Series or Class of Notes, as applicable and with respect to any Payment Date:
(i)    for any Series or Class of Term Notes, the related Cumulative Interest Shortfall Amount plus the product of:
(A)    the related Note Balance as of the close of business on the preceding Payment Date;
(B)    the related Note Interest Rate for such Series or Class and for the related Interest Accrual Period; and

(C)    the Interest Day Count Convention specified in the related Indenture Supplement; and
(ii)    for any Series or Class of Variable Funding Notes, the related Cumulative Interest Shortfall Amount plus the product of:
(A)    the average daily aggregate VFN Principal Balance during the related Interest Accrual Period (calculated based on the average of the aggregate VFN Principal Balances on each day during the related Interest Accrual Period);
(B)    the related Note Interest Rate for such Class during the related Interest Accrual Period; and
(C)    the Interest Day Count Convention specified in the related Indenture Supplement.
Interested Noteholders: For any Class, any Noteholder or group of Noteholders holding Notes evidencing not less than 25% of the aggregate Voting Interests of such Class.
Interim Payment Date: With respect to any Series of Notes, as defined in the related Indenture Supplement.
Interim Payment Date Report: As defined in Section 3.2(c).
Invested Amount: For any Series or Class of Notes, the related Series Invested Amount or Class Invested Amount, as applicable.
Investment Company Act: The Investment Company Act of 1940, as amended.
Issuance Date: For any Series of Notes, the date of issuance of such Series, as set forth in the related Indenture Supplement.
Issuer: As defined in the Preamble.
Issuer Affiliate: Any person involved in the organization or operation of the Issuer or an affiliate of such a person within the meaning of Rule 3a-7 promulgated under the Investment Company Act.
Issuer Amount: As defined in Section 4.3(e).
Issuer Authorized Officer: Any Director or any authorized officer of the Owner Trustee or the Administrator who may also be an officer or employee of Ditech or an Affiliate.
Issuer Certificate: A certificate (including an Officer’s Certificate) signed in the name of an Issuer Authorized Officer, or signed in the name of the Issuer by an Issuer Authorized Officer. Wherever this Indenture requires that an Issuer Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be an employee of Ditech or an Affiliate.
Issuer Tax Opinion: With respect to any undertaking, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (i) such undertaking will not result in the Issuer being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for United States federal income tax purposes, (ii) except in the case of

Specified Notes, if any Notes are issued or deemed issued as a result of such undertaking, any Notes issued or deemed issued on such date that are outstanding for United States federal income tax purposes will be debt and with respect to any Specified Notes issued or deemed issued on such date that are Outstanding for United States federal income tax purposes and as to which the Issuer has previously received an opinion that such Notes should be debt, such Notes should be debt, and, if requested by the Administrative Agent or any Initial VFN Noteholder, (iii) such undertaking will not cause the Noteholders or beneficial owners of Notes previously issued to be deemed to have sold or exchanged such Notes for federal income tax purposes under Section 1001 of the Code.
Judicial Corporate Advance: Any Corporate Advance in respect of a Mortgage Loan secured by a Mortgaged Property located in a Judicial State.
Judicial Corporate Advance Receivable: Any Corporate Advance Receivable in respect of a Judicial Corporate Advance.
Judicial Escrow Advance: Any Escrow Advance in respect of a Mortgage Loan secured by a Mortgaged Property located in a Judicial State.
Judicial Escrow Advance Receivable: Any Escrow Advance Receivable in respect of a Judicial Escrow Advance.
Judicial State: Each state or territory of the United States that is not a Non‑Judicial State.
Late VFN Note Balance Adjustment Request Fee: With respect to any Payment Date during the related Revolving Period, an amount equal to the aggregate of the accrued and unpaid Late VFN Note Balance Adjustment Request Fee Amounts for each day of the Monthly Advance Collection Period immediately preceding such Payment Date, plus any unpaid Late VFN Note Balance Adjustment Request Fee Amounts from prior Payment Dates.
Late VFN Note Balance Adjustment Request Fee Amount: For any Series of VFNs as specified in the related Indenture Supplement and with respect to each Interim Payment Date or Payment Date, an amount equal to the product of (i) if any VFN Note Balance Adjustment Request relating to Delinquency Advances or Delinquent MBS Mortgage Repurchase Advances that was delivered after 10:00 a.m. New York City time and before 12:00 noon on the Business Day prior to the related Interim Payment Date or Payment Date was funded despite the late delivery of such VFN Note Balance Adjustment Request, the aggregate of the VFN Principal Balance increase (including any VFN Principal Balance increase relating to Escrow Advances or Corporate Advances) funded on the next Funding Date, and (ii) the Late VFN Note Balance Adjustment Request Fee Rate.
Late VFN Note Balance Adjustment Request Fee Rate: For any VFN Class, the rate set forth or described in the related Indenture Supplement, if any.
Limited Funding Date: With respect to any Series of Notes, the dates that are agreed to between the Issuer and the Noteholders of the Variable Funding Notes, provided that the number of dates in each calendar month does not exceed the number specified in the related Indenture Supplement for the Variable Funding Notes.
Limited Guarantor: Ditech Holding Corporation (formerly known as Walter Investment Management Corp.).
Liquidity Facility: Any liquidity back-stop facility which may be utilized by a Noteholder of a Class to fund some or all of its disbursements on any such Class of the Notes.

Liquidity Provider: With respect to any Series or Class of VFNs, any “Program Support Provider” or similar entity as further described in the related Indenture Supplement and/or Note Purchase Agreement, as applicable.
Majority Noteholders: With respect to any Series or Class of Notes or all Outstanding Notes, the Noteholders of greater than 50% of the Note Balance of the Outstanding Notes of such Series or Class or of all Outstanding Notes or all Outstanding Notes that are not Variable Funding Notes, as the case may be, measured by Voting Interests in any case. Notwithstanding the foregoing, for so long as the Series 2018-VF1 Variable Notes (as defined in the related Indenture Supplement) are Outstanding, the Initial VFN Noteholders, collectively and not individually, shall constitute the "Majority Noteholders" hereunder with respect to the Series 2018-VF1 Variable Notes and related Classes and shall collectively and not individually be included as “Majority Noteholders” with respect to any other Series or Class of Notes and with respect to all Outstanding Notes.
Maximum VFN Principal Balance: For any VFN Class, the amount specified in the related Indenture Supplement.
Monthly Advance Collection Period: With respect to any Payment Date, the period beginning on the Determination Date for the preceding Payment Date and ending at the close of business on the day before the Determination Date for the current Payment Date, except that, with respect to the initial Payment Date hereunder, the Monthly Advance Collection Period begins on the Cut-off Date and ends at the close of business on the day before the related Determination Date.
Month-to-Date Available Funds: With respect to any Interim Payment Date or any Payment Date, the aggregate amount of Collections deposited into the Collection and Funding Account during the period beginning on the day immediately succeeding the Payment Date prior to such Interim Payment Date or Payment Date and ending on such Interim Payment Date or Payment Date.
Moody’s: Moody’s Investors Service, Inc.
Mortgage: With respect to a Mortgage Loan, a mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note.
Mortgage Loan: A loan secured by a Mortgage on real property (including REO Property resulting from the foreclosure of the real property that had secured such loan), which loan has been transferred and assigned to either (i) Freddie Mac and in a Freddie Mac Pool and serviced for Freddie Mac pursuant to a Servicing Agreement or (ii) Fannie Mae and in a Fannie Mae Pool and serviced for Fannie Mae pursuant to a Servicing Agreement.
Mortgage Note: The note or other evidence of the indebtedness of a mortgagor secured by a Mortgage under a Mortgage Loan and all amendments, modifications and attachments thereto.
Mortgaged Property: The interest in real property securing a Mortgage Loan as evidenced by the related Mortgage, together with improvements thereto securing a Mortgage Loan.
New Receivables Funding Amount: For any Funding Date and with respect to any amounts to be disbursed on any Funding Date, an amount equal to the sum of the Series New Receivables Funding Amounts for all Outstanding Series for all Facility Eligible Receivables to be funded on such Funding Date, subject to limitation by the amount of Available Funds and by the amount that may be drawn on any VFNs in respect of such Funding Date and subject to the satisfaction of all Funding Conditions; provided, however, that (1) in any event the aggregate New Receivables Funding Amount disbursed on any Funding Date shall be limited to an amount which may be disbursed without resulting in a violation of the Collateral Test, (2) no amounts may be drawn on VFNs on a Limited Funding Date, and (3) the New Receivables Funding Amount on a Limited Funding Date is limited to amounts then on deposit in the Collection and Funding Account minus the Required Expense Reserve.
Net Excess Cash Amount: On any Payment Date or Interim Payment Date, the amount of funds available to be distributed to the Depositor pursuant to Section 4.4(j), Section 4.5(a)(1)(xii) or Section 4.5(a)(2)(vi), as applicable.
New York UCC: The Uniform Commercial Code, as in effect in the State of New York.
Non-Judicial Corporate Advance: Any Corporate Advance in respect of a Mortgage Loan secured by a Mortgaged Property located in a Non-Judicial State.
Non-Judicial Corporate Advance Receivable: A Corporate Advance Receivable in respect of a Non‑Judicial Corporate Advance.
Non-Judicial Escrow Advance: Any Escrow Advance in respect of a Mortgage Loan secured by a Mortgaged Property located in a Non-Judicial State.
Non-Judicial Escrow Advance Receivable: An Escrow Advance Receivable in respect of a Non‑Judicial Escrow Advance.
Non-Judicial State: Each of the following: Alabama, Alaska, Arizona, Arkansas, California, Colorado, District of Columbia, Guam, Georgia, Idaho, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, North Carolina, Oregon, Rhode Island, Tennessee, Texas, Utah, Virginia, Washington, West Virginia and Wyoming. Additional Non-Judicial States may be designated from time to time pursuant to Section 12.1.
Note or Notes: Any note or notes of any Class authenticated and delivered from time to time under this Indenture including, but not limited to, any Variable Funding Note.
Note Balance: On any date (i) for any Term Note, or for any Series or Class of Term Notes, as the context requires, the Initial Note Balance of such Term Note or the aggregate of the Initial Note Balances of the Term Notes of such Series or Class, as applicable, less all amounts paid to the Noteholder of such Term Note or Noteholders of such Term Notes with respect to principal, (ii) for any Variable Funding Note, its VFN Principal Balance on such date and (iii) for any other Note, as set forth in the related Indenture Supplement.
Note Interest Rate: For any Note, or for any Series or Class of Notes as the context requires, the interest rate specified, or calculated as provided in, the related Indenture Supplement.
Note Owner: With respect to a Book Entry Note, the Person who is the owner of such Book Entry Note, as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or as an indirect participant, in each case in accordance with the rules of such Depository) and with respect to any Definitive Notes, the Noteholder of such Note.
Note Payment Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.8 and entitled “Wells Fargo Bank, N.A., as Indenture Trustee in trust for the Noteholders of the Ditech Agency Advance

Trust Advance Receivables Backed Notes, Note Payment Account,” with the wire instructions as set forth on Schedule 2 hereto.
Note Purchase Agreement: An agreement with one or more initial purchasers or placement agents under which the Issuer will sell the Notes to such initial purchaser, or contract with such placement agent for the initial private placement of the Notes, in each case as further defined in the related Indenture Supplement.
Note Rating Agency: With respect to any Outstanding Class of Notes, each rating agency, if any, specified in the related Indenture Supplement. References to Note Rating Agencies or “each” or “any” Note Rating Agency in this Indenture refer to Note Rating Agencies that were engaged to rate any Notes issued under this Indenture, which Notes are still Outstanding.
Note Register: As defined in Section 6.5.
Note Registrar: The Person who keeps the Note Register specified in Section 6.5.
Noteholder: The Person in whose name a Note is registered in the Note Register, except that, solely for the purposes of giving certain consents, waivers, requests or demands as may be specified in this Indenture, the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, the Receivables Seller or any Person that is an Affiliate of either or both of the Issuer and the Receivables Seller, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained. The Indenture Trustee shall have no responsibility to count any Person as a Noteholder who is not permitted to be so counted hereunder pursuant to the definition of “Outstanding” unless a Responsible Officer of the Indenture Trustee has actual knowledge that such Person is an Affiliate of either or both of the Issuer and Receivables Seller.
Noteholders’ Amount: As defined in Section 4.3(e).
Obligor: Any Person who owes or may be liable for payments under a Mortgage Loan.
OFAC: As defined in Section 9.1(z).
Officer’s Certificate: A certificate signed by an Issuer Authorized Officer and delivered to the Indenture Trustee. Wherever this Indenture requires that an Officer’s Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be an employee of the Receivables Seller or the Servicer.
Opinion of Counsel: A written opinion of counsel reasonably acceptable to the Indenture Trustee, which counsel may, without limitation, and except as otherwise expressly provided in this Indenture and except for any opinions related to tax matters or material adverse effects on Noteholders, be an employee of the Issuer, the Receivables Seller or any of their Affiliates.
Organizational Documents: The Issuer’s Trust Agreement (including the related Owner Trust Certificate).
Other Advance Rate Reduction Event: As defined in the related Indenture Supplement, if applicable.
Other Advance Rate Reduction Event Cure Period: As defined in the related Indenture Supplement, if applicable.

Outstanding: With respect to all Notes and, with respect to a Note or with respect to Notes of any Series or Class means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except:
(i)    any Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, or canceled by the Issuer and delivered to the Indenture Trustee pursuant to Section 6.9;
(ii)    any Notes to be redeemed for whose full payment (including principal and interest) redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given if required pursuant to this Indenture, or provision therefore satisfactory to the Indenture Trustee has been made;
(iii)    any Notes which are canceled pursuant to Section 7.3; and
(iv)    any Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture (except with respect to any such Note as to which proof satisfactory to the Indenture Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer).
For purposes of determining the amounts of deposits, allocations, reallocations or payments to be made, unless the context clearly requires otherwise, references to “Notes” will be deemed to be references to “Outstanding Notes.” In determining whether the Noteholders of the requisite principal amount of such Outstanding Notes have taken any Action hereunder, Notes owned by the Issuer, the Receivables Seller, or any Affiliate of the Issuer or the Receivables Seller shall be disregarded. In determining whether the Indenture Trustee will be protected in relying upon any such Action, only Notes which an Indenture Trustee Authorized Officer has actual knowledge are owned by the Issuer or the Receivables Seller, or any Affiliate of the Issuer or the Receivables Seller, will be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee proves to the satisfaction of the Indenture Trustee the pledgee’s right to act as owner with respect to such Notes and that the pledgee is not the Issuer or the Receivables Seller or any Affiliate of the Issuer or the Receivables Seller.
Owner: When used with respect to a Note, any related Note Owner.
Owner Trust Certificate: A certificate evidencing a 100% undivided beneficial interest in the Issuer.
Owner Trustee: Wilmington Trust, National Association, a national association, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.
Owner Trustee Fee: The annual fee payable as agreed upon by the Owner Trustee and Ditech Financial LLC pursuant to the Owner Trustee Fee Letter.
Owner Trustee Fee Letter: The fee letter agreement between the Owner Trustee and Ditech Financial LLC dated the Closing Date, as amended, supplemented, restated, or otherwise modified, setting forth the fees to be paid to the Owner Trustee for the performance of its duties as Owner Trustee of the Issuer.
Paying Agent: The same Person who serves at any time as the Indenture Trustee, or an Affiliate of such Person, as paying agent pursuant to the terms of this Indenture.

Payment Date: The 15th day of such month or, if such 15th day is not a Business Day, the next Business Day following such 15th day, commencing on the Initial Payment Date.
Payment Date Report: As defined in Section 3.2(b).
Payment Default: An Event of Default of the type described in Section 8.1(a).
Percentage of Participation: As defined in the Freddie Mac Guide.
Permitted Investments: At any time, any one or more of the following obligations and securities:
(i)    (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or (b) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, any agency or instrumentality of the United States, provided that such obligations are backed by the full faith and credit of the United States; and provided further that the short-term debt obligations of such agency or instrumentality at the date of acquisition thereof have been rated (x) “A-1” by S&P if such obligations have a maturity of less than 60 days after the date of acquisition or (y) “A-1+” by S&P if such obligations have a maturity greater than 60 days after the date of acquisition;
(ii)    repurchase agreements on obligations specified in clause (a) maturing not more than three months from the date of acquisition thereof; provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated “A-1+” by S&P;
(iii)    certificates of deposit, time deposits and bankers’ acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by a federal and/or state banking authority of the United States; provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated “A-1+” by S&P;
(iv)    commercial paper of any entity organized under the laws of the United States or any state thereof which on the date of acquisition has been rated “A-1+” by S&P;
(v)    interests in any U.S. money market fund which, at the date of acquisition of the interests in such fund (including any such fund that is managed by the Indenture Trustee or an Affiliate of the Indenture Trustee or for which the Indenture Trustee or an Affiliate acts as advisor) and throughout the time as the interest is held in such fund, has a rating of “AAAm” from S&P; or
(vi)    other obligations or securities that are acceptable to S&P as Permitted Investments hereunder and if the investment of Account funds therein will not result in a reduction of the then current rating of the Notes, as evidenced by a letter to such effect from S&P;
provided, that each of the foregoing investments shall mature no later than the Business Day prior to the Payment Date immediately following the date of purchase thereof (other than in the case of the investment of monies in instruments of which the Indenture Trustee is the obligor, which may mature on the related Payment Date), and shall be required to be held to such maturity; and provided further, that each of the Permitted Investments may be purchased by the Indenture Trustee through an Affiliate of the Indenture Trustee.

Permitted Investments are only those which are acquired by the Indenture Trustee in its name and in its capacity as Indenture Trustee, and with respect to which (A) the Indenture Trustee has noted its interest therein on its books and records, and (B) the Indenture Trustee has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8‑102 of the UCC, without acting in collusion with a Securities Intermediary in violating such Securities Intermediary’s obligations to entitlement holders in such assets, under Section 8‑504 of the UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (C) either (i) such investments are in the possession of the Indenture Trustee or (ii) such investments, (x) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or if in registered form, have been delivered to the Indenture Trustee and either registered by the issuer in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (y) if uncertificated securities, ownership of such securities has been registered in the name of the Indenture Trustee on the books of the issuer thereof (or another person, other than a Securities Intermediary, either has become the registered owner of the uncertificated security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee); or (z) if Securities Entitlements representing interests in securities or other financial assets (or interests therein) held by a Securities Intermediary, a Securities Intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee’s Securities Account with such Securities Intermediary. No instrument described hereunder may be purchased at a price greater than par, if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.
Permitted Lien: Any (i) liens for taxes, assessments, or similar charges incurred in the ordinary course of business and which are not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP and (ii) any rights of Fannie Mae or Freddie Mac, as applicable, under the applicable Consent.
Permitted Refinancing: An assignment by the Issuer, subject to satisfaction of Section 2.1(c), either (i) to a third party unaffiliated with the Servicer or (ii) to a special purpose, bankruptcy-remote entity, of one or more Receivables related to the Mortgage Loans attributable to one or more Designated Pools, as a result of which assignment the assignee pays to the Issuer 100% of the Receivable Balances with respect to such Receivables; provided, that in the case of any special purpose entity, if requested by the Administrative Agent or, for so long as the Series 2018-VF1 Variable Notes (as defined in the related Indenture Supplement) are Outstanding, any Initial VFN Noteholder, an opinion of external legal counsel, reasonably satisfactory to the Administrative Agent, to the effect that the Issuer would not be substantively consolidated with Ditech or any non-special purpose entity Affiliate of Ditech involved in the transactions contemplated herein, shall have been delivered to the Administrative Agent.
Person: Any individual, corporation, estate, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, trust, unincorporated organization, government or any agency or political subdivision thereof, or other entity of a similar nature.
Place of Payment: With respect to any Class of Notes issued hereunder, the city or political subdivision so designated with respect to such Class of Notes by the Indenture Trustee.
Pool: A Freddie Mac Pool or a Fannie Mae Pool.

Predecessor Notes: Of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 6.2 in lieu of a mutilated, lost, destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.
Principal and Interest Custodial Account: For Freddie Mac Advances, as defined in the Freddie Mac Guide. For Fannie Mae Advances, the custodial account into which the Servicer is required to remit principal and interest collections on Fannie Mae Mortgage Loans in the related Fannie Mae Pool.
Principal and Interest Payments: For Freddie Mac Advances, as defined in the Freddie Mac Guide. For Fannie Mae Advances, collections of or in respect of principal and interest on Fannie Mae Mortgage Loans in the related Fannie Mae Pool.
PTCE: As defined in Section 6.5(k).
Qualified Institutional Buyer: As defined in Rule 144A under the Securities Act.
Ratings Effect: A reduction, qualification with negative implications or withdrawal of any then current rating of any Outstanding Notes by an applicable Note Rating Agency (other than as a result of the termination of such Note Rating Agency).
Receivable: The contractual right (i) to reimbursement pursuant to the terms of a Designated Servicing Agreement and the Freddie Mac Guide or the Fannie Mae Guide, as applicable, for an Advance made by the Servicer (including any predecessor servicer) with respect to a Designated Pool pursuant to such Designated Servicing Agreement, which Advance has not previously been reimbursed, and which contractual right to reimbursement has been Granted to the Indenture Trustee for inclusion in the Trust Estate by the Issuer hereunder, and including all rights of the Servicer (including any predecessor servicer) to enforce payment of such obligation under the related Servicing Agreement, consisting of the Initial Receivables and all Additional Receivables and (ii) to amounts to be paid as consideration for any purchase of the contractual right to reimbursement described under clause (i). A “Receivable” remains a “Receivable,” and is not deemed to have been converted into cash, except to the extent that cash in respect of a reimbursement of that Receivable has been deposited into the Collection and Funding Account. A “Receivable” is originated when the Servicer makes the related Advance or, with respect to Advances made by a predecessor servicer, when the Servicer reimburses the predecessor servicer for such Advance when the Servicer assumes servicing of the related Mortgage Loan.
Receivable Balance: As of any date of determination and with respect to any Receivable, the outstanding amount of such Receivable, which shall only be reduced to the extent that cash in respect of reimbursement of that Receivable has been deposited into the Collection and Funding Account.
Receivable File: The documents described in Section 2.2 pertaining to a particular Receivable.
Receivables Pooling Agreement: The Receivables Pooling Agreement, dated as of the date hereof, between the Depositor, as seller, and the Issuer, as purchaser, as amended, supplemented, restated, or otherwise modified from time to time.
Receivables Sale Agreement: The Receivables Sale Agreement, dated as of the date hereof, among the Limited Guarantor, as guarantor, the Receivables Seller, as seller, and the Depositor, as purchaser, as amended, supplemented, restated, or otherwise modified from time to time.

Receivables Sale Termination Date: The date, after the conclusion of the Revolving Period for all Series and Classes of Notes, on which all amounts due on all Series and Classes of Notes issued by the Issuer pursuant to this Indenture, and all other amounts payable to any party pursuant to this Indenture, shall have been paid in full.
Receivables Seller: Ditech, as seller under the Receivables Sale Agreement.
Record Date: For the interest or principal payable on any Note on any applicable Payment Date or Interim Payment Date, (i) for a Book Entry Note, the last Business Day before such Payment Date or Interim Payment Date, as applicable, and (ii) for a Definitive Note, the last day of the calendar month preceding such Payment Date or Interim Payment Date, as applicable, unless otherwise specified in the related Indenture Supplement.
Redemption Amount: With respect to a redemption of any Series or Class of Notes by the Issuer pursuant to Section 13.1, an amount, which when applied together with other Available Funds pursuant to Section 4.5, shall be sufficient to pay an amount equal to the sum of (i) the Note Balance of all Outstanding Notes of such Series or Class as of the applicable Redemption Payment Date or Redemption Date, (ii) all accrued and unpaid interest on the Notes of such Series or Class to be redeemed through the day prior to such Redemption Payment Date or Redemption Date, (iii) any and all amounts allocable to the Notes of such Series or Class to be redeemed and then owing or owing in connection with such redemption to the Indenture Trustee, the Securities Intermediary, the Verification Agent, the Owner Trustee, any Derivative Counterparty, Liquidity Provider or Supplemental Credit Enhancement Provider, from the Issuer pursuant to the terms hereof, and (iv) any and all other amounts allocable to the Notes of such Series or Class to be redeemed then due and payable hereunder (including without limitation all accrued and unpaid Default Supplemental Fees and ERD Supplemental Fees and related shortfall amounts on the Notes of such Series or Class to be redeemed through the day prior to such Redemption Payment Date or Redemption Date) and, in the case of the redemption of all Outstanding Notes, sufficient to authorize the satisfaction and discharge of this Indenture pursuant to Section 7.1.
Redemption Date: As defined in Section 13.1.
Redemption Notice: As defined in Section 13.2.
Redemption Payment Date: For each Series or Class of Notes means the earliest of (i) such date specified in the related Indenture Supplement, (ii) any Payment Date on or after the Payment Date on which the aggregate Note Balance of the Notes of such Series or Class is reduced to less than the Redemption Percentage or (iii) such other date as specified by the Issuer for the optional redemption of any applicable Notes pursuant to Section 13.1.
Redemption Percentage: For any Class, 10% or such other percentage set forth in the related Indenture Supplement or as otherwise defined in Section 13.1(a).
Regulation S: Regulation S promulgated under the Securities Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.
Regulation S Definitive Note: As defined in Section 5.2(c)(ii).
Regulation S Global Note: As defined in Section 5.2(c)(ii).

Regulation S Note: As defined in Section 5.2(c)(ii).
Regulation S Note Transfer Certificate: As defined in Section 6.5(i)(ii).
REO Property: A Mortgaged Property in which Freddie Mac or Fannie Mae or another Person on Freddie Mac’s or Fannie Mae’s behalf, as applicable, has acquired title to such Mortgaged Property through foreclosure or by deed in lieu of foreclosure.
Required Expense Reserve: An amount that, following any Funding Date, shall remain on deposit in the Collection and Funding Account, which amount shall equal (i) the amounts payable in respect of Fees and invoiced or regularly occurring expenses payable from Available Funds on the next Payment Date, plus (ii) all accrued and unpaid interest due on the Notes on the next Payment Date following such Funding Date, plus (iii) all amounts required to be deposited into each Series Reserve Account on the next Payment Date, plus (iv) the aggregate of all Target Amortization Amounts payable on the next Payment Date, except with respect to any Classes of Notes for which the related Indenture Supplement provides that Target Amortization Amounts shall not be reserved as part of the Required Expense Reserve, plus (v) all accrued and unpaid Default Supplemental Fees and ERD Supplemental Fees and related shortfall amounts, if any, due on the Notes on the next Payment Date following such Funding Date, minus (vi) the amounts then on deposit in the Accumulation Accounts.
Reserve Interest Rate: As defined in the related Indenture Supplement for any Series or Class of Notes.
Responsible Officer:
(i)    When used with respect to the Indenture Trustee, the Calculation Agent, the Note Registrar, the Securities Intermediary or the Paying Agent, an Indenture Trustee Authorized Officer; and
(ii)    when used with respect to the Issuer, any Issuer Authorized Officer who is an officer of the Issuer or is an officer of the Administrator of the type referred to in clause (iii) below; and
(iii)    when used with respect to the Servicer or the Administrator, the chief executive officer, the chief financial officer or any vice president of the Servicer or the Administrator, as the case may be.
Retained Note: As defined in Section 9.4.
Revolving Period: For any Series or Class of Notes, the period of time which begins on the related Issuance Date and ends on the earlier to occur of (i) the commencement of the Target Amortization Period for such Series or Class of Notes and (ii) the commencement of the Full Amortization Period.
Risk Retention Letter: A letter agreement dated as of the date hereof in which, among other things, Ditech, as Receivables Seller, will undertake for the benefit of each Applicable Investor, to retain a net economic interest in the securitization for purposes of Article 405(1) of EU Regulation 575/2013.
Rule 144A: Rule 144A promulgated under the Securities Act.
Rule 144A Definitive Note: As defined in Section 5.2(c)(i).
Rule 144A Global Note: As defined in Section 5.2(c)(i).

Rule 144A Note: As defined in Section 5.2(c)(i).
Rule 144A Note Transfer Certificate: As defined in Section 6.5(i)(iii).
S&P: S&P Global Ratings, a division of S&P Global, Inc.
Sale: Any sale of any portion of the Trust Estate pursuant to Section 8.16.
Sale Date: As defined in the Receivables Sale Agreement.
Sanctions: As defined in Section 9.1(z).
Schedule of Receivables: On any date, a schedule, which shall be delivered by the Administrator to the Indenture Trustee, and maintained by the Indenture Trustee, in an electronic form, listing the outstanding Receivables sold and/or contributed to the Depositor under the Receivables Sale Agreement and sold and/or contributed to the Issuer under the Receivables Pooling Agreement and Granted to the Indenture Trustee pursuant to this Indenture, as updated from time to time to list Additional Receivables Granted to the Indenture Trustee and deducting any amounts paid against the Receivables as of such date, identifying such Receivables by Designated Pool, dollar amount of the related Advance, identifying the Advance Type for such Receivable and identifying the related Mortgage Loan number and date of the related Advance. The Indenture Trustee shall be entitled to rely conclusively on the then current Schedule of Receivables until receipt of a superseding schedule.
Secured Party: As defined in the Granting Clause.
Securities Account: As defined in Section 8‑501(a) of the UCC.
Securities Act: The Securities Act of 1933, as amended.
Securities Intermediary: As defined in Section 8‑102(a)(14) of the UCC, and where appropriate, shall mean Wells Fargo Bank, N.A. or its successor, in its capacity as securities intermediary pursuant to Section 4.9.
Security Entitlement: As defined in Section 8‑102(a)(17) of the UCC.
Security Interest: The security interest in the Collateral Granted to the Indenture Trustee pursuant to the Granting Clause.
Series: One or more Class or Classes of Notes assigned a series designation.
Series Allocation Percentage: For any Series on any date of determination:
(a)    as of any date prior to the Full Amortization Period, the percentage obtained by dividing (i) the Series Invested Amount for such Series by (ii) the aggregate of the Series Invested Amounts for all Outstanding Series; and
(b)    as of any date during the Full Amortization Period, the percentage obtained by dividing (i) the Series Invested Amount for such Series as of the first day of the Full Amortization Period by (ii) the aggregate of the Series Invested Amounts as of the first day of the Full Amortization Period for all Outstanding Series.

Series Available Funds: For any Series as of any Payment Date occurring during the Full Amortization Period, the sum of the following:
(i)    any proceeds received by the Issuer under any Derivative Agreement for any Class of Notes under such Series that have not been paid or distributed in accordance with such Derivative Agreement (provided that such proceeds may only be used to pay amounts due to those Classes that are entitled to receive those amounts in accordance with the related Indenture Supplement for so long as such Classes of Notes are not repaid in full or refinanced);
(ii)    any proceeds received by the Issuer under any Supplemental Credit Enhancement Agreement for any Class of Notes under such Series that have not been paid or distributed in accordance with such Supplemental Credit Enhancement Agreement (provided that such proceeds may only be used to pay amounts due to those Classes that are entitled to receive those amounts in accordance with the related Indenture Supplement for so long as such Classes of Notes are not repaid in full or refinanced);
(iii)    such Series’ Series Allocation Percentage of any income derived from Permitted Investments in Trust Accounts that have been established for the benefit of all Series of Notes;
(iv)    in respect of each Advance Type of Receivables with a non-zero Advance Rate for such Series, the product of (A) the Advance Type Allocation Percentage for such Advance Type and (B) the Collections then on deposit in the Trust Accounts that are not Sinking Fund Accounts or Series Reserve Accounts (prior to giving effect to any payments on such Payment Date) attributable to Receivables of such Advance Type;
(v)    if no Series has a non-zero Advance Rate for any Advance Type of Receivables, the sum, for each such Advance Type of Receivables, of the product of (A) such Series’ Series Allocation Percentage and (B) the Collections then on deposit in the Trust Accounts that are not Sinking Fund Accounts or Series Reserve Accounts (prior to giving effect to any payments on such Payment Date) attributable to Receivables of such Advance Type;
(vi)    such Series’ Series Allocation Percentage of any amounts on deposit in any Sinking Fund Accounts (prior to giving effect to any payments on such Payment Date); and
(vii)    such Series’ Series Allocation Percentage of any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Available Funds” as of such Payment Date.
Series Fee Limit: For any Series, as specified in the related Indenture Supplement, if applicable.
Series Fees: For any Series, as specified in the related Indenture Supplement, which shall include any amounts payable to any Derivative Counterparty, Supplemental Credit Enhancement Provider or other similar amount payable in respect of a particular Series.
Series Invested Amount: For any Series on any date, the largest Class Invested Amount for all Outstanding Classes of Notes included in such Series.
Series New Receivables Funding Amount: For any Funding Date in respect of Receivables of any Advance Type, for any Series that provides a non-zero Advance Rate for such Advance Type and any Facility Eligible Receivable related to such Advance Type proposed to be funded on such Funding Date, the product of (i)

the applicable Weighted Average CV Adjusted Advance Rate for such Series and (ii) the related Advance Type Allocation Percentage of the aggregate Receivable Balances of the Receivables in respect of such Advance Type under all Designated Pools, including all Receivables conveyed to the Issuer since the previous Funding Date (including in the case of any Series that provides a non-zero Advance Rate for any Delinquency Advance Receivables to be so conveyed on such Funding Date).
Series Required Noteholders: For any Series (a) if not specified in the related Indenture Supplement, Noteholders of any Series constituting the Majority Noteholders of such Series and (b) if specified in the related Indenture Supplement, as set forth in the related Indenture Supplement.
Series Reserve Account: An account established for each Series which shall be a segregated non-interest bearing trust account which is an Eligible Account, established and maintained pursuant to Series 4.1 and Section 4.6, and in the name of the Indenture Trustee and identified by each relevant Series.
Series Reserve Required Amount: For each Series, the amount calculated as described in the related Indenture Supplement.
Servicer: Ditech in its capacity as the Servicer under the Designated Servicing Agreements and Designated Pools in servicing the related Mortgage Loans for and on behalf of Freddie Mac or Fannie Mae, as applicable, and any successor named servicer appointed under any particular Designated Servicing Agreement or Designated Pool.
Servicer Termination Event: With respect to any Designated Servicing Agreement or Designated Pool, the occurrence of any events or conditions, and the passage of any cure periods and giving to and receipt by the Servicer of any required notices, as a result of which any Person has the current right to terminate the Servicer as servicer under such Designated Servicing Agreement or Designated Pool and the Servicer has received a notice that such Person intends to exercise such right to terminate the Servicer.
Servicing Agreement: Any servicing agreement pursuant to which the Servicer is servicing Mortgage Loans for and on behalf of Freddie Mac or Fannie Mae in connection with one or more Pools included in the master trust, each as amended, supplemented, restated, or otherwise modified from time to time.
Servicing Standards: As defined in Section 10.2(j).
Similar Law: As defined in Section 6.5(k).
Sinking Fund Account: An account established for any Series which shall be a segregated non-interest bearing trust account which is an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.7, and in the name of the Indenture Trustee and identified by each relevant Series, with the wire instructions as set forth in the related Indenture Supplement, if any; provided, that, if more than one Sinking Fund Account is to be established for any Series, such accounts may be established as a single Eligible Account with sub-accounts thereof related to specified Classes within such Series as to which Classes a “Sinking Fund Account” has been created and the Sinking Fund Account for a particular Class of such Series shall refer to the sub-account of the related Eligible Account related to such Class.
Sinking Fund Permitted Investments: At any time, any one or more of the following obligations and securities:
(i)    (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or (b) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, any agency or instrumentality of the United States, provided that such obligations are backed by the full faith and credit of the United States; and provided further that such obligations shall have a maturity of no more than 365 days after the date of acquisition and further the short-term debt obligations of such agency or instrumentality at the date of acquisition thereof have been rated (x) “A-1” by S&P if such obligations have a maturity of less than 60 days after the date of acquisition or (y) “A-1+” by S&P if such obligations have a maturity greater than 60 days after the date of acquisition;
(ii)    repurchase agreements on obligations specified in clause (a) maturing not more than twelve months from the date of acquisition thereof and in any event not later than the Business Day immediately preceding the Expected Repayment Date of the Class of Notes related to the Sinking Fund Account in which such Sinking Fund Permitted Investment is held; provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated “A-1+” by S&P;
(iii)    certificates of deposit, time deposits and bankers’ acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by a federal and/or state banking authority of the United States; provided that such obligations shall have a maturity of not more than 365 days after the date of acquisition and further the unsecured short-term debt obligations of such depository institution at the date of acquisition thereof have been rated (x) “A-1” by S&P if such obligations have a maturity of less than 60 days after the date of acquisition or (y) “A-1+” by S&P if such obligations have a maturity greater than 60 days after the date of acquisition;
(iv)    commercial paper of any entity organized under the laws of the United States or any state thereof which on the date of acquisition has been rated “A-1+” by S&P; provided that such commercial paper shall have a maturity of no more than 365 days after the date of acquisition;
(v)    interests in any U.S. money market fund which, at the date of acquisition of the interests in such fund (including any such fund that is managed by the Indenture Trustee or an Affiliate of the Indenture Trustee or for which the Indenture Trustee or an Affiliate acts as advisor) and throughout the time as the interest is held in such fund, has a rating of “AAAm” from S&P; or
(vi)    other obligations or securities that are acceptable to S&P as Permitted Investments hereunder and if the investment of Account funds therein will not result in a reduction of the then current rating of the Notes, as evidenced by a letter to such effect from S&P;
provided, that each of the foregoing investments shall mature no later than the Business Day prior to the immediately preceding the Expected Repayment Date of the Class of Notes related to the Sinking Fund Account in which such Sinking Fund Permitted Investment is held (other than in the case of the investment of monies in instruments of which the Indenture Trustee is the obligor, which may mature on the related Expected Repayment Date), and shall be required to be held to such maturity; and provided further, that each of the Sinking Fund Permitted Investments may be purchased by the Indenture Trustee through an Affiliate of the Indenture Trustee.
Sinking Fund Permitted Investments are only those which are acquired by the Indenture Trustee in its name and in its capacity as Indenture Trustee, and with respect to which (A) the Indenture Trustee has noted its interest therein on its books and records, and (B) the Indenture Trustee has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8‑102 of the UCC, without acting in collusion with a Securities Intermediary in violating such Securities Intermediary’s obligations to entitlement holders in such assets, under Section 8‑504 of the UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (C) either (i) such investments are in the possession of the Indenture Trustee or (ii) such investments, (x) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or if in registered form, have been delivered to the Indenture Trustee and either registered by the issuer in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (y) if uncertificated securities, ownership of such securities has been registered in the name of the Indenture Trustee on the books of the issuer thereof (or another person, other than a Securities Intermediary, either has become the registered owner of the uncertificated security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee); or (z) if Securities Entitlements representing interests in securities or other financial assets (or interests therein) held by a Securities Intermediary, a Securities Intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee’s Securities Account with such Securities Intermediary. No instrument described hereunder may be purchased at a price greater than par.
Specified Notes: The Class 1 Specified Notes and the Class 2 Specified Notes.
STAMP: As defined in Section 6.5(d).
Stated Maturity Date: For each Class of Notes, the date specified in the Indenture Supplement for such Note as the fixed date on which the outstanding principal and all accrued interest for such Series or Class of Notes is due and payable.
Stop Date: As defined in the Receivables Sale Agreement.
Subsidiary: With respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.
Supplemental Credit Enhancement Agreement: A letter of credit, cash collateral account or surety bond or other similar arrangement with any credit enhancement provider which provides the benefit of one or more forms of credit enhancement which is referenced in the applicable Indenture Supplement for any Series or Class of Notes.
Supplemental Credit Enhancement Provider: Any party to any Supplemental Credit Enhancement Agreement other than the Issuer or the Indenture Trustee on behalf of the Issuer.
Target Amortization Amount: For any Interim Payment Date or any Payment Date, as the case may be, for each Class of Notes then in its Target Amortization Period, the monthly amount specified in, or calculated as described in, the related Indenture Supplement; provided, that such monthly amount must be either a fixed dollar amount or a fixed percentage of the Note Balance of such Class.
Target Amortization Class: Any Class of Notes that is in its Target Amortization Period.

Target Amortization Event: For any Series or Class of Notes, the occurrence of any of the events designated as such in the related Indenture Supplement (including the occurrence of the Expected Repayment Date); provided, that if any Target Amortization Event occurs with respect to any VFN, it shall constitute a Target Amortization Event for all Classes of VFNs.
Target Amortization Period: For any Class of Notes, the period that begins pursuant to Section 4.12 hereof upon the notice or knowledge of an occurrence of a Target Amortization Event as described in Section 4.12 (or as otherwise provided in the applicable Indenture Supplement) unless waived in accordance with the applicable Indenture Supplement and ends upon the earlier of (i) the commencement of the Full Amortization Period pursuant to Section 4.12 and (ii) the date on which the Notes of such Class are paid or redeemed in full.
Target Amortization Principal Accumulation Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.7 and entitled “Wells Fargo Bank, N.A., as Indenture Trustee in trust for the Noteholders of the Ditech Agency Advance Trust Advance Receivables Backed Notes, Target Amortization Principal Accumulation Account,” with the wire instructions as set forth on Schedule 2 hereto.
Target Amortization Principal Accumulation Amount: For any Target Amortization Class on any date, the Target Amortization Amount for the next Payment Date.
Term Note: Notes of any Series or Class designated as “Term Notes” in the related Indenture Supplement.
Transaction Documents: Collectively, this Indenture, each Note Purchase Agreement, the Receivables Sale Agreement, the Receivables Pooling Agreement, each letter with respect to Fees, the Schedule of Receivables and the Designated Servicing Agreement Schedule, all Notes, the Trust Agreement, the Administration Agreement, each Indenture Supplement, the Risk Retention Letter and, if applicable, the Derivative Agreements, the Supplemental Credit Enhancement Agreements and each of the other documents, instruments and agreements entered into in connection with any of the foregoing or the transactions contemplated thereby, each as amended, supplemented, restated, or otherwise modified from time to time.
Transfer: As defined in Section 6.5(h). It is expressly provided that the term “Transfer” in the context of the Notes includes, without limitation, any distribution of the Notes by (i) a corporation to its shareholders, (ii) a partnership to its partners, (iii) a limited liability company to its members, (iv) a trust to its beneficiaries or (v) any other business entity to the owners of the beneficial interests in such entity.
Trigger Advance Rate: For any Class or Series of Notes, as defined in the related Indenture Supplement.  If an Indenture Supplement does not define a “Trigger Advance Rate,” the related Series and Classes shall have no Trigger Advance Rate.
Trust Account or Trust Accounts: Individually, any of the Collection and Funding Account, the Note Payment Account, the Series Reserve Account, the Interest Accumulation Account, the Target Amortization Principal Accumulation Account, the Fee Accumulation Account, the Delinquency Advance Disbursement Account or any Sinking Fund Account and any other account required under any Indenture Supplement, and collectively, all of the foregoing.
Trust Agreement: The Amended and Restated Trust Agreement, dated as of the date hereof, by and among the Depositor, Owner Trustee, Ditech as the Administrator, and the Administrative Agent, as amended, supplemented, restated, or otherwise modified from time to time.

Trust Estate: The trust estate established under this Indenture for the benefit of the Noteholders, which consists of the property described in the Granting Clause, to the extent not released pursuant to Section 7.1.
Trust Property: The property, or interests in property, constituting the Trust Estate from time to time.
UCC: The Uniform Commercial Code, as in effect in the relevant jurisdiction.
Undrawn Fees: With respect to any Payment Date during the related Revolving Period, an amount equal to the aggregate of the accrued and unpaid Undrawn Fee Amounts for each day of the Monthly Advance Collection Period immediately preceding such Payment Date, plus any unpaid Undrawn Fees from prior Payment Dates.
Undrawn Fee Amount: For any Series of VFNs as specified in the related Indenture Supplement, for each day during the related Revolving Period, an amount equal to the product of (i) the aggregate of the related Maximum VFN Principal Balance of each Class of VFNs less the aggregate of the VFN Principal Balance of each Class of VFNs as of the close of business on such day, and (ii) the Undrawn Fee Rate divided by 360.
Undrawn Fee Rate: For any VFN Class, the rate set forth or described in the related Indenture Supplement, if any.
United States and U.S.: The United States of America.
United States Person: (i) A citizen or resident of the United States, (ii) a corporation or partnership (or entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any one of the states thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such United States Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States Persons).
Unmatured Default: With respect to any Designated Servicing Agreement or Designated Pool, the Servicer has received notice of or has actual knowledge of the occurrence of any event or condition which, with notice and/or the passage of any applicable cure period, is reasonably likely to result in a Servicer Termination Event.
U.S. Anti-Money Laundering Laws: As defined in Section 9.1(y).
Variable Funding Note or VFN: Any Note of a Series or Class designated as “Variable Funding Notes” in the related Indenture Supplement.
Verification Agent: AMC Servicing Solutions LLC.
Verification Agent Fee: The fee payable to the Verification Agent hereunder on each Payment Date for services rendered under this Indenture and under the Verification Agent Letter Agreement, which shall be equal to $96,000 per year, payable in monthly installments of $8,000 per month.
Verification Agent Letter Agreement: The Verification Agent Letter Agreement, dated as of the date hereof, by and among Ditech, the Administrative Agent and the Verification Agent.

VFN Draw: For any Interim Payment Date or Payment Date, the amount to be borrowed on such date in relation to any VFNs pursuant to Section 4.3(b).
VFN Draw Date: Any Interim Payment Date or Payment Date on which a VFN Draw is to be made pursuant to Section 4.3(b).
VFN Noteholder: The Noteholder of a VFN.
VFN Note Balance Adjustment Request: As defined in Section 4.3(b)(i).
VFN Principal Balance: On any date, for any VFN or for any Series or Class of VFNs, as the context requires, the Note Balance thereof as of the opening of business on the first day of the then-current Interest Accrual Period for such Series or Class less (i) all amounts previously paid during such Interest Accrual Period on such Note with respect to principal plus (ii) the amount of any increase in the Note Balance of such Note during such Interest Accrual Period prior to such date, which amount shall not exceed the Maximum VFN Principal Balance.
Voting Interests: The aggregate voting power evidenced by the Notes, and each Outstanding Note’s Voting Interest within its Series equals the percentage equivalent of the fraction obtained by dividing that Note’s Note Balance by the aggregate Note Balance of all Outstanding Notes within such Series; provided, however, that where the Voting Interests are relevant in determining whether the vote of the requisite percentage of Noteholders necessary to effect any consent, waiver, request or demand shall have been obtained, the Voting Interests shall be deemed to be reduced by the amount equal to the Voting Interests (without giving effect to this provision) represented by the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, the Depositor, the Receivables Seller or any Person that is an Affiliate of any of the Issuer, the Depositor or the Receivables Seller. The Indenture Trustee shall have no liability for counting a Voting Interest of any Person that is not permitted to be so counted hereunder pursuant to the definition of “Outstanding” unless a Responsible Officer of the Indenture Trustee has actual knowledge that such Person is the Issuer or the Receivables Seller or an Affiliate of either or both of the Issuer and the Receivables Seller.
For the avoidance of doubt, all actions, consents and votes under the terms and provisions of this Indenture (other than under any Indenture Supplement related to a specific Series) that require a certain percentage of Voting Interests of all Series or any specified Series of Notes, such as the Series Required Noteholders of each Series or the Series Required Noteholders of each Series of Variable Funding Notes, as opposed to all Outstanding Notes, such as the Majority Noteholders of all Outstanding Notes or the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes, shall be deemed by each of the parties hereto and the Noteholders to require such designated percentage of Voting Interests of each specified Outstanding Series and, in the event any one specified Series fails to provide the required percentage of Voting Interests with respect to any such action, consent or vote, then such action, consent or vote shall be deemed by the parties hereto and the Noteholders to be not approved.
Weighted Average Advance Rate: With respect to any Class of Notes on any date of determination, a percentage equal to the weighted average of the Advance Rates applicable to the Receivables in the case of such Class (weighted based on the Receivable Balances of all Facility Eligible Receivables attributable to each separate Advance Type on such date). With respect to a Series of Notes, the “Weighted Average Advance Rate” shall equal the Weighted Average Advance Rate with respect to the Class within such Series with the highest Advance Rates.

Weighted Average CV Adjusted Advance Rate: With respect to any Class or Series on any date of determination, the lesser of (i) the product of (A) the Weighted Average Advance Rate, for such Class or Series on that date, and (B) a fraction, (1) the numerator of which equals the aggregate Receivable Balances of all Facility Eligible Receivables that have a positive Collateral Value with respect to such Class or Series on such date and (2) the denominator of which equals the aggregate Receivable Balances of all Facility Eligible Receivables attributable to all Designated Pools and (ii) the related Trigger Advance Rate (or, when determined for a Series, the highest Trigger Advance Rate for any Class within such Series).
Wells Fargo: Wells Fargo Bank, N.A.
Write-Down and Conversion Powers: With respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.2.	Interpretation.
For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(a)    reference to and the definition of any document (including this Indenture) shall be deemed a reference to such document as it may be amended or modified from time to time;
(b)    all references to an “Article,” “Section,” “Schedule” or “Exhibit” are to an Article or Section hereof or to a Schedule or an Exhibit attached hereto;
(c)    defined terms in the singular shall include the plural and vice versa and the masculine, feminine or neuter gender shall include all genders;
(d)    the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture;
(e)    in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;
(f)    periods of days referred to in this Indenture shall be counted in calendar days unless Business Days are expressly prescribed and references in this Indenture to months and years shall be to calendar months and calendar years unless otherwise specified;
(g)    accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP;
(h)    “including” and words of similar import will be deemed to be followed by “without limitation”;
(i)    references to any Transaction Document (including this Indenture) and any other agreement shall be deemed a reference to such Transaction Document or agreement as it may be amended or modified from time to time;

(j)    references to any statute, law, rule or regulation shall be deemed a reference to such statute, law, rule or regulation as it may be amended or modified from time to time;
(k)    references to chapters, sections and definitions in the Freddie Mac Guide refer to the chapters, sections and definition references that exist in the Freddie Mac Guide as of the Closing Date, but to the extent that the chapters, sections and definition references change in subsequent amendments to the Freddie Mac Guide, references to the Freddie Mac Guide shall also include any successor or replacement chapter, section and definition references;
(l)    references to chapters, sections and definitions in the Fannie Mae Guide and the Fannie Mae Investor Reporting Manual refer to the chapters, sections and definition references that exist in the Fannie Mae Guide and the Fannie Mae Investor Reporting Manual as of the Closing Date, but to the extent that the chapters, sections and definition references change in subsequent amendments to the Fannie Mae Guide or the Fannie Mae Investor Reporting Manual, such references shall also include any successor or replacement chapter, section and definition references; and
(m)    for the avoidance of doubt, references to continuation of a Target Amortization Event or Event of Default, or to a Target Amortization Event or Event of Default remaining unwaived, or terms of similar import, shall not be construed as establishing or otherwise indicating that the Issuer, the Receivables Seller, or any other Transaction Party has the independent right to cure any such Event of Default or Target Amortization Event, but is rather presented merely for convenience should such Event of Default or Target Amortization Amount be waived in accordance with the terms of the applicable Transaction Document.

Section 1.3.	Compliance Certificates and Opinions.
Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (2) unless the Indenture Trustee waives the requirement of delivery thereof, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. No such certificate or opinion shall be required in any instance where 100% of the Noteholders and any applicable Derivative Counterparty have consented to the related amendment, modification, or action.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture will include:
(a)    a statement to the effect that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
(b)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based;
(c)    a statement to the effect that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)    a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.4.	Form of Documents Delivered to Indenture Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.5.	Acts of Noteholders.
(a)    Any request, demand, authorization, direction, notice, consent, waiver or other action (each, an “Action”) provided by this Indenture to be given or taken by Noteholders of any Class may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such Action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments and any such record (and the Action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments and so voting at any meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Note, will be sufficient for any purpose of this Indenture and (subject to Section 11.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.5.
(b)    The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.
(c)    The ownership of Notes will be proved by the Note Register.

(d)    Any Action by a Noteholder will bind all subsequent Noteholders of such Noteholder’s Note, in respect of anything done or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon whether or not notation of such Action is made upon such Note.
(e)    Without limiting the foregoing, a Noteholder entitled hereunder to take any Action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or Action taken by a Noteholder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Noteholders of each such different part.
(f)    Without limiting the generality of the foregoing, unless otherwise specified pursuant to one or more Indenture Supplements, a Noteholder, including a Depository that is the Noteholder of a Global Note representing Book-Entry Notes, may make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Indenture to be made, given or taken by a Noteholder, and a Depository that is the Noteholder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in or security entitlements to any such Global Note through such Depository’s standing instructions and customary practices.
(g)    The Issuer may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in or security entitlements to any Global Note held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Indenture to be made, given or taken by Noteholders. If such a record date is fixed, the Noteholders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such Action, whether or not such Noteholders remain Noteholders after such record date. No such Action shall be valid or effective if made, given or taken more than ninety (90) days after such record date.

Section 1.6.	Notices, etc., to Indenture Trustee, Issuer, Administrator and the Administrative Agent.
Any Action of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Indenture Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail to the Indenture Trustee (or Wells Fargo Bank, N.A. in any of its capacities) at its Corporate Trust Office, or the Issuer or the Administrator by the Indenture Trustee or by any Noteholder will be sufficient for every purpose hereunder (except with respect to notices to the Indenture Trustee of an Event of Default as provided in Section 8.1) if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail, addressed to it at (i) the Corporate Trust Office in the case of the Indenture Trustee or Wells Fargo Bank, N.A. in any of its capacities, (ii) Ditech Financial LLC, 1100 Virginia Drive, Suite 100A, Ft. Washington, PA, 19034, in the case of the Administrator or the Servicer, (iii) c/o Wilmington Trust, National Association, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, DE, 19890, in the case of the Issuer and (iv) c/o Credit Suisse Securities (USA) LLC, One Madison Avenue, 9th Floor, New York, NY 10010, in the case of the Administrative Agent, or, in any case at any other address previously furnished in writing by any such party to the other parties hereto.

Section 1.7.	Notices to Noteholders; Waiver.

(a)    Where this Indenture, any Indenture Supplement or any Note provides for notice to registered Noteholders of any event, such notice will be sufficiently given (unless expressly provided otherwise herein, in such Indenture Supplement or in such Note) if in writing and mailed by overnight courier, sent by facsimile, sent by electronic transmission or personally delivered to each Noteholder of a Note affected by such event, at such Noteholder’s address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, facsimile, electronic transmission or delivery, none of the failure to mail, send by facsimile, send by electronic transmission or deliver such notice, or any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders and any notice that is mailed, sent by facsimile, sent by electronic transmission or delivered in the manner herein provided shall conclusively have been presumed to have been duly given.
Where this Indenture, any Indenture Supplement or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Noteholders will be filed with the Indenture Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.
(b)    In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Noteholder of a Note when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as will be satisfactory to the Indenture Trustee and the Issuer will be deemed to be a sufficient giving of such notice.
(c)    Where this Indenture provides for notice to each Note Rating Agency, failure to give such notice will not affect any other rights or obligations created hereunder and will not under any circumstance constitute an Adverse Effect.

Section 1.8.	Administrative Agent.
(a)    Discretion of the Administrative Agent. Subject to the terms and provisions of the relevant Indenture Supplement, any provision providing for the exercise of discretion of the Administrative Agent means that such discretion may be executed in the sole and absolute discretion of the Administrative Agent. In addition, for the avoidance of doubt, as further provided in the definition of “Administrative Agent” herein and notwithstanding any other provision in this Indenture to the contrary, any approvals, consents, votes or other rights exercisable by the Administrative Agent under this Indenture (other than any Indenture Supplement related to a specific Series) shall require the approval, consent, vote or other exercise of rights of each Person specified by name under the definition of “Administrative Agent” or in its stead its Affiliate or successor as noticed to the Indenture Trustee.
(b)    Rights of Initial VFN Noteholders. Notwithstanding Section 1.8(a) or anything to the contrary herein, in the related Indenture Supplement or any other Transaction Document, any provision herein or therein providing for the exercise of discretion by the Administrative Agent, including, but not limited to, approvals, satisfaction, acknowledgments, consents, votes or other rights exercisable by the Administrative Agent with respect to or affecting the Series 2018-VF1 Variable Funding Notes (as defined in the related Indenture Supplement) shall also require the approval, satisfaction, acknowledgment, consent, vote or other exercise of rights of each of the Initial VFN Noteholders, as further described in Section 5 of the related Indenture Supplement.

(c)    Nature of Duties. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Indenture, a related Indenture Supplement or in the other Transaction Documents. The Administrative Agent shall not have by reason of this Indenture or any Transaction Document a fiduciary relationship in respect of any Noteholder. Nothing in this Indenture or any of the Transaction Documents, express or implied, is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect of this Indenture or any of the other Transaction Documents except as expressly set forth herein or therein. Each Noteholder shall make its own independent investigation of the financial condition and affairs of the Issuer in connection with the purchase of any Note and shall make its own appraisal of the creditworthiness of the Issuer and the value of the Collateral, and the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Noteholder with any credit or other information with respect thereto, whether coming into its possession before the Closing Date, as applicable, or at any time or times thereafter.
(d)    Rights, Exculpation, Etc. The Administrative Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Indenture or the other Transaction Documents. Without limiting the generality of the foregoing, the Administrative Agent (i) may consult with legal counsel (including, without limitation, counsel to the Administrative Agent or counsel to the Issuer), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (ii) makes no warranty or representation to any Noteholder and shall not be responsible to any Noteholder for any statements, certificates, warranties or representations made in or in connection with this Indenture or the other Transaction Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Indenture or the other Transaction Documents on the part of any Person, the existence or possible existence of any default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (iv) shall not be responsible to any Noteholder for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Indenture or the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Indenture Trustee’s Adverse Claim thereon, or any certificate prepared by the Issuer in connection therewith, nor shall the Administrative Agent be responsible or liable to the Noteholders for any failure to monitor or maintain any portion of the Collateral. Without limiting the foregoing and notwithstanding any understanding to the contrary, no Noteholder shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Indenture, the Notes or any of the other Transaction Documents in its own interests as a Noteholder or otherwise.
(e)    Reliance. The Administrative Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Indenture or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

Section 1.9.	Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

Section 1.10.	Successors and Assigns.

All covenants and agreements in this Indenture by the Issuer will bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

Section 1.11.	Severability of Provisions.
In case any provision in this Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 1.12.	Benefits of Indenture.
Except as otherwise provided in Section 14.7 hereof, nothing in this Indenture or in any Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, the Securities Intermediary, the Calculation Agent, any Secured Party and the Noteholders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.13.	Governing Law.
THIS INDENTURE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 1.14.	Counterparts.
This Indenture may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Indenture by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Indenture.

Section 1.15.	Submission to Jurisdiction; Waivers.
EACH OF THE PARTIES HERETO AND THE NOTEHOLDERS, BY THEIR ACCEPTANCE OF THE NOTES, HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(a)    SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS INDENTURE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)    CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;
(c)    AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING;
(d)    AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND
(e)    WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 1.16.	[Reserved].

Section 1.17.	Notices to S&P.
All written notices to the Note Rating Agency, if such Note Rating Agency is S&P, required hereunder or under any other Transaction Document shall only be sufficient for any purpose hereunder or under such Transaction Document if electronically transmitted to RMBSRans@standardandpoors.com, or such other email address or address as provided by S&P from time to time to the other parties hereto.
Article II
The Trust Estate

Section 2.1.	Contents of Trust Estate.
(a)    Grant of Trust Estate. The Issuer has Granted the Trust Estate to the Indenture Trustee, and the Indenture Trustee has accepted this Grant, pursuant to the Granting Clause.
(b)    Notification of Freddie Mac or Fannie Mae. The Servicer hereby represents and warrants that it has notified (i) Freddie Mac with respect to the Designated Servicing Agreements and Designated Pools that are Freddie Mac Pools as of the Closing Date, and (ii) Fannie Mae with respect to the Designated Servicing Agreements and Designated Pools that are Fannie Mae Pools as of the Closing Date, of the assignment, transfer of ownership and pledge of Receivables related to such Servicing Agreements and such Pools, including the related Advance Reimbursement Amounts, and that each related Receivable is subject to the Indenture Trustee’s Security Interest and that none of the Advances related to the Designated Servicing Agreements and Designated Pools that are Freddie Mac Pools are subject to any right of set-off or other claim of Freddie Mac, pursuant to the Freddie Mac Consent (if any), and that none of the Advances related to the Designated Servicing Agreements and Designated Pools that are Fannie Mae Pools are subject to any right of set-off or other claim of Fannie Mae, pursuant to the Fannie Mae Acknowledgment. The Consent indicating the Security Interest of the Indenture Trustee in the Receivables relating to a particular Designated Pool shall be deleted, rescinded or modified when, and only when, all related Receivables have been paid in full or have been released from such Security Interest pursuant to this Indenture. In addition, each Determination Date Administrator Report shall include a list of the Receivables, and any such list or related trial balance or Schedule of Receivables, and any other list of the Receivables provided by the Servicer, the Receivables Seller or the Issuer to any third party (other than any lists provided from time to time solely to Freddie Mac or Fannie Mae) shall include language indicating that the Receivables identified therein are subject to the Indenture Trustee’s Security Interest.
(c)    Addition and Removal of Designated Servicing Agreements or Designated Pools.
(i)    Addition of Designated Servicing Agreements or Designated Pools.
(A)    The Receivables Seller or the Servicer may at any time designate any Servicing Agreement relating to a Facility Eligible Pool as a Designated Servicing Agreement, or any Facility Eligible Pool serviced under a Designated Servicing Agreement as a Designated Pool under the Receivables Sale Agreement, whereupon such Servicing Agreement or Facility Eligible Pool shall become a “Designated Servicing Agreement” or “Designated Pool” for purposes of this Indenture if (1) the Administrator has certified in writing to the Indenture Trustee that such Servicing Agreement relates to a Facility Eligible Pool or such Pool is a Facility Eligible Pool, as applicable, (2) the Administrative Agent (in its sole discretion) has approved such Servicing Agreement or Pool for addition and (3) written notice of such addition has been provided to the Note Rating Agencies for Outstanding Notes. Prior to the addition of any Designated Servicing Agreement or Pool as provided in this Section  2.1(c), the Administrator must certify to the Indenture Trustee in writing that it has filed all financing statements or amendments to financing statements to ensure that the Indenture Trustee’s Security Interest in any Receivables related to any additional Designated Servicing Agreements or Designated Pools is perfected and first priority.
(B)    If any Servicing Agreements are added as Designated Servicing Agreements or Pools are added as Designated Pools, the Administrator shall update the Designated Servicing Agreement Schedule and furnish it to the Indenture Trustee, and the most recently furnished schedule shall be maintained by the Indenture Trustee as the definitive Designated Servicing Agreement Schedule.
(ii)    Removal of Designated Servicing Agreements or Designated Pools.
(A)    The Receivables Seller may remove any Servicing Agreements as a Designated Servicing Agreement or Pool as a Designated Pool under Section 2(c) of the Receivables Sale Agreement, or in the case of a Permitted Refinancing, one or more Receivables related to the Mortgage Loans attributable to one or more Designated Pools, whereupon such agreement or Pool shall no longer constitute a “Designated Servicing Agreement” or “Designated Pool” for purposes of this Indenture (except that, unless the Issuer conducts a Permitted Refinancing, Receivables related to Advances made by the Servicer pursuant to that agreement or under that Pool prior to its removal shall continue to be part of the Trust Estate, in which case the Receivables Seller may not assign to another Person any Receivables arising under that Servicing Agreement until all Receivables that arose under that Servicing Agreement or that Pool that are included in the Trust Estate shall have been paid in full or sold in a Permitted Refinancing); provided, that no such removal, including any Permitted Refinancing, shall be permitted unless the Collateral Test is satisfied after such removal. Prior to removing any Designated Servicing Agreement or Designated Pool as provided in this Section 2.1(c), the Issuer must (1) receive prior written approval from the Administrative Agent, which may be given or withheld in its sole and absolute discretion (other than the removal of any Designated Servicing Agreement on or after the Consent Withdrawal Date for the related Pool, in which case, the approval of the Administrative Agent shall not be required) and (2) send prior written notice of such removal to each Note Rating Agency.
(B)    If any Servicing Agreements are removed as Designated Servicing Agreements or any Pools are removed as Designated Pools, the Administrator shall update the Designated Servicing Agreement Schedule and furnish it to the Indenture Trustee, and the most recently furnished schedule shall be maintained by the Indenture Trustee as the definitive Designated Servicing Agreement Schedule.
(d)    Protection of Transfers to, and Back-up Security Interests of Depositor and Issuer. The Administrator shall take all actions as may be necessary to ensure that the Trust Estate is Granted to the Indenture Trustee pursuant to this Indenture. The Administrator, at its own expense, made all initial filings on or about the Closing Date hereunder and forwarded a copy of such filing or filings to the Indenture Trustee. The Issuer and the Administrator shall cause the filings to be amended from time to time to include the legends as specifically required by the Consents. In addition, and without limiting the generality of the foregoing, the Administrator, at its own expense, shall prepare and forward for filing, or shall cause to be forwarded for filing, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect and maintain the first priority status of the Indenture Trustee’s security interest in the Trust Estate, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of any of the Receivables Seller, the Servicer, the Depositor or the Issuer, (B) any change of location of the jurisdiction of any of the Receivables Seller, the Servicer, the Depositor or the Issuer, (C) any transfer of any interest of the Receivables Seller, the Depositor or the Issuer in any item in the Trust Estate or (D) any change under the applicable UCC or other applicable laws. The Administrator shall enforce the Depositor’s obligations pursuant to the Receivables Pooling Agreement, and the Receivables Seller’s and the Servicer’s obligations pursuant to the Receivables Sale Agreement, on behalf of the Issuer and the Indenture Trustee.
(e)    Release of Receivables Following Receivables Sale Termination Date or a Permitted Refinancing. The Indenture Trustee shall release to the Issuer all Receivables in the Trust Estate upon the occurrence of the Receivables Sale Termination Date or a Permitted Refinancing, and shall execute all instruments of assignment, release or conveyance, prepared by the Issuer or the Receivables Seller, and delivered to the Indenture Trustee, as reasonably requested by the Issuer or the Receivables Seller.

Section 2.2.	Receivable Files.
(a)    Indenture Trustee. The Indenture Trustee agrees to hold, in trust on behalf of the Noteholders, upon the execution and delivery of this Indenture, the following documents relating to each Receivable:
(i)    a copy of each Determination Date Administrator Report in electronic form listing each Receivable Granted to the Trust Estate, the applicable Advance Type for such Receivable and the corresponding Receivable Balance for such Receivable and any other information required in any related Indenture Supplement;

(ii)    a copy of each Funding Certification delivered by the Administrator, which shall be maintained in electronic format;
(iii)    the current Designated Servicing Agreement Schedule;
(iv)    the current Schedule of Receivables; and
(v)    any other documentation provided for in any Indenture Supplement;
provided that the Indenture Trustee shall have no responsibility to ensure the validity or sufficiency of the Receivables.
(b)    Administrator as Custodian. To reduce administrative costs, the Administrator will act as custodian for the benefit of the Noteholders of the following documents relating to each Receivable:
(i)    a copy of the related Designated Servicing Agreement and each amendment and modification thereto;
(ii)    any documents other than those identified in Section 2.2(a) received from or made available by Freddie Mac, Fannie Mae, Servicer, securities administrator or other similar party in respect of such Receivable; and
(iii)    any and all other documents that the Issuer, the Servicer or the Receivables Seller, as the case may be, shall keep on file, in accordance with its customary procedures, relating to such Receivable or the related Pool or Servicing Agreement.
(c)    Delivery of Updated Designated Servicing Agreement Schedules. The Administrator shall deliver to the Indenture Trustee an updated Schedule 1 prior to the addition or deletion of any Servicing Agreement as a Designated Servicing Agreement or any Pool as a Designated Pool and the Indenture Trustee shall hold the most recently delivered version as the definitive Schedule 1. The Administrator represents and warrants, as of the Closing Date and as of the date any new Servicing Agreement is added as a Designated Servicing Agreement or any new Pool is added as a Designated Pool, that Schedule 1, as it may be updated by the Administrator from time to time and delivered to the Indenture Trustee, is a true, complete and accurate list of all Designated Servicing Agreements and Designated Pools.
In addition, the Administrator shall furnish to the Indenture Trustee an updated Schedule of Receivables on each Funding Date in electronic form, and the Indenture Trustee shall maintain the most recent Schedule of Receivables it receives, and send a copy to any Noteholder upon request.
(d)    Marking of Records. The Administrator shall ensure that, from and after the time of the sale and/or contribution of the Initial Receivables and all Additional Receivables to the Depositor under the Receivables Sale Agreement and to the Issuer under the Receivables Pooling Agreement, and the Grant thereof to the Indenture Trustee pursuant to this Indenture, any records (including any computer records and back‑up archives) maintained by or on behalf of the Receivables Seller or the Servicer that refer to any Receivable indicate clearly the interest of the Issuer and the Security Interest of the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and subject to the Indenture Trustee’s Security Interest. Indication of the Issuer’s ownership of a Receivable and the Security Interest of the Indenture Trustee shall be deleted from or modified on such records when, and only when, such Receivable has been paid in full, repurchased, or assigned by the Issuer and released by the Indenture Trustee from its Security Interest.

Section 2.3.	Indemnity Payments for Receivables Upon Breach.
(a)    Upon discovery by the Issuer or the Administrator, or upon the actual knowledge of a Responsible Officer of the Indenture Trustee, of a breach of any of the representations and warranties of the Receivables Seller as to any Receivable set forth in Section 4(b) of the Receivables Sale Agreement, the party discovering or receiving actual notice of such breach shall give prompt written notice to the other parties hereto. Upon notice of such a breach, the Administrator shall enforce the Issuer’s rights to require the Receivables Seller to deposit the Indemnity Payment with respect to the affected Receivable(s) into the Collection and Funding Account. This obligation shall pertain to all representations and warranties of the Receivables Seller as to the Receivables set forth in Section 4(b) of the Receivables Sale Agreement, whether or not the Receivables Seller has knowledge of the breach at the time of the breach or at the time the representations and warranties were made.
(b)    Unless repurchased by the Receivables Seller in a transaction contemplated by the Receivables Sale Agreement or transferred pursuant to a Permitted Refinancing, the Receivables shall remain in the Trust Estate, regardless of any receipt of an Indemnity Payment in the Collection and Funding Account. The sole remedies of the Indenture Trustee and the Noteholders with respect to a breach of any of the representations and warranties of the Receivables Seller as to any Receivable set forth in Section 4(b) of the Receivables Sale Agreement shall be to enforce the obligation of the Issuer hereunder and the remedies of the Issuer (as assignee of the Depositor) against the Receivables Seller under the Receivables Sale Agreement. The Indenture Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the payment of any Indemnity Payment for any Receivable pursuant to this Section 2.3, except as otherwise provided in Section 11.2.
(c)    To the extent not prohibited by Applicable Law, the Administrator and solely during the continuation of an Event of Default, the Indenture Trustee, are authorized to commence at the written direction of the Administrative Agent or the Majority Noteholders of all Outstanding Notes, in its own name or in the name of the Issuer, legal proceedings to enforce any Receivable against any successor servicer or other appropriate party or to commence or participate in a legal proceeding (including without limitation a bankruptcy proceeding) relating to or involving a Receivable, the Receivables Seller or the Servicer; provided, however, that nothing contained herein shall obligate the Indenture Trustee to take or initiate such action or legal proceeding, unless indemnity reasonably satisfactory to it shall have been provided. The Administrator shall deposit or cause to be deposited into the Collection and Funding Account, on behalf of the Indenture Trustee and the Noteholders, all amounts realized in connection with any such action.

Section 2.4.	Duties of Custodian with Respect to the Receivables Files.
(a)    Safekeeping. Wells Fargo or the Administrator, in its capacity as custodian (each, a “Custodian”) pursuant to Section 2.2(b), shall hold the portion of the Receivable Files that it is required to maintain under Section 2.2 in its possession from time to time for the use and benefit of all present and future Noteholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Calculation Agent and the Indenture Trustee to comply with this Indenture. Each Custodian shall promptly report to the Issuer any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. The Indenture Trustee shall have no responsibility or liability for any actions or omissions of the Administrator in its capacity as Custodian or otherwise.

(b)    Maintenance of and Access to Records. Each Custodian shall maintain each portion of the Receivable File that it is required to maintain under this Indenture at its offices at the Corporate Trust Office (in the case of the Indenture Trustee) or Ditech Financial LLC, 1100 Virginia Drive, Suite 100A, Ft. Washington, PA, 19034 (in the case of the Administrator) as the case may be, or at such other office as shall be specified to the Indenture Trustee and the Issuer by thirty (30) days’ prior written notice. The Administrator shall take all actions necessary, or reasonably requested by the Administrative Agent, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee, to amend any existing financing statements and continuation statements, and file additional financing statements to further perfect or evidence the rights, claims or security interests of the Indenture Trustee under any of the Transaction Documents (including the rights, claims or security interests of the Depositor and the Issuer under the Receivables Sale Agreement and the Receivables Pooling Agreement, respectively, which have been assigned to the Indenture Trustee). The Indenture Trustee and the Administrator, in their capacities as Custodian(s), shall make available to the Issuer, the Calculation Agent, any group of Interested Noteholders and the Indenture Trustee (in the case of the Administrator) or their duly Authorized Representatives, attorneys or auditors the portion of the Receivable Files that it is required to maintain under this Indenture and the accounts, books and records maintained by the Indenture Trustee or the Administrator with respect thereto as promptly as reasonably practicable following not less than two (2) Business Days prior written notice for examination during normal business hours and in a manner that does not unreasonably interfere with such Person’s ordinary conduct of business.

Section 2.5.	Application of Trust Money.
All money deposited with the Indenture Trustee or the Paying Agent pursuant to Section 4.2 shall be held in trust and applied by the Indenture Trustee or the Paying Agent, as the case may be, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal, interest, fees, costs and expenses (or payments in respect of the New Receivables Funding Amount or other amount) for whose payment such money has been deposited with the Indenture Trustee or the Paying Agent.
Article III
Administration of Receivables; Reporting to Investors

Section 3.1.	Duties of the Calculation Agent.
(a)    General. The Calculation Agent shall initially be Wells Fargo Bank, N.A. The Calculation Agent is appointed for the purpose of making calculations and verifications as provided in this Section 3.1(a). The Calculation Agent, as agent for the Noteholders, shall provide all services necessary to fulfill the role of Calculation Agent as set forth in this Indenture.
By 2:00 p.m. New York City time on each Payment Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), based upon information provided to the Indenture Trustee and the Calculation Agent by the Servicer pursuant to the Designated Servicing Agreements and the Transaction Documents, as well as each applicable Determination Date Administrator Report and all available reports issued by the Servicer for the applicable Pool, the Calculation Agent shall prepare, or cause to be prepared, and deliver by overnight courier or electronic means (including on the website pursuant to Section 3.5(a)) to Noteholders and each Note Rating Agency, a report setting forth the information set forth below plus a Series-specific Calculation Agent Report reporting the items for each Series that are specified in the related Indenture Supplement (collectively for each Series, the “Calculation Agent Report” but only to the extent such information is received from the Servicer):

(i)    The aggregate unpaid principal balance of the Mortgage Loans in each Pool as reported in the Freddie Mac or the Fannie Mae, as applicable, reports for the previous calendar month;
(ii)    (A) The aggregate Month-to-Date Available Funds collected, (B) the aggregate Advance Reimbursement Amounts, (C) the aggregate amount of Indemnity Payments and (D) the aggregate amount of proceeds collected during the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date in respect of all Designated Pools;
(iii)    The aggregate of the Receivable Balances of the Receivables funded during the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date for all Designated Pools;
(iv)    The aggregate of the Receivable Balances for each of the Delinquency Advances, Delinquent MBS Mortgage Repurchase Advances, Escrow Advances, Judicial Escrow Advances, Non-Judicial Escrow Advances, Corporate Advances, Judicial Corporate Advances and Non-Judicial Corporate Advances, attributable to each Designated Pool, as of the close of business on the day before the related Determination Date, plus the Receivable Balances for the Delinquency Advances to be funded on the upcoming Funding Date;
(v)    For each Designated Pool, the percentage equivalent of the quotient of (A) the aggregate of the Receivable Balances of all Receivables attributable to such Designated Pool divided by (B) the aggregate of the Receivable Balances of all Receivables included in the Trust Estate;
(vi)    An indication (yes or no) as to whether the Collateral Test is satisfied for each Class and Series, and for the facility as a whole as of the close of business on the last day of the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date;
(vii)    If the Full Amortization Period is in effect, the Series Available Funds for each Series for the upcoming Payment Date;
(viii)    The identification of the related Derivative Counterparty, if any, for any Series, the current debt rating for such Derivative Counterparty, the notional amount for the Derivative Agreement and the applicable rate payable in respect of the Derivative Agreement;
(ix)    A list of each Event of Default and presenting a yes or no answer beside each indicating whether each any such Event of Default has occurred as of the end of the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date;
(x)    If required by any VFN Noteholder, the aggregate New Receivables Funding Amount to be paid on the upcoming Funding Date, and the amount to be drawn on each Class of VFNs Outstanding in respect of such New Receivables Funding Amount and the portion of such New Receivables Funding Amount that is to be paid using Available Funds pursuant to Section 4.5(a)(1)(vii) or Section 4.4(e) as applicable and the amount to be drawn on each Class of VFNs Outstanding in respect of Excess Receivables Funding Amounts;

(xi)    If any Note is Outstanding, the amount, if any, to be paid on each such Class in reduction of the aggregate Principal Balance on the upcoming Payment Date or Interim Payment Date;
(xii)    The amount of Fees to be paid on the upcoming Payment Date;
(xiii)    A list of each Receivable Granted to the Trust Estate, the applicable Advance Type for such Receivable and the corresponding Receivable Balance for such Receivable;
(xiv)    The Required Expense Reserve and Series Reserve Required Amount for each Series of Notes for the upcoming Payment Date or Interim Payment Date;
(xv)    The Fee Accumulation Amount, the Interest Accumulation Amount and the Target Amortization Principal Accumulation Amount for the upcoming Interim Payment Date;
(xvi)    The Weighted Average Advance Rate and Weighted Average CV Adjusted Advance Rate for each Series and Class of the Notes and the Trigger Advance Rate for each Series and Class of the Notes, if any;
(xvii)    The Class Invested Amount and, if applicable, the Series Invested Amount for each Series and Class for the upcoming Payment Date or Interim Payment Date;
(xviii)    The Interest Payment Amount, the Target Amortization Amount, Default Supplemental Fee and ERD Supplemental Fee for each Class of Outstanding Notes for the upcoming Payment Date, and the Interest Amount, the Cumulative Interest Shortfall Amount, the Cumulative Default Supplemental Fee Shortfall Amount and Cumulative ERD Supplemental Fee Shortfall Amount for each Class of Notes for the Interest Accrual Period related to the upcoming Payment Date; and
(xix)    The aggregate Collateral Value of all Facility Eligible Receivables for each Outstanding Series and the sum for all Outstanding Series as of the close of business on the day before the related Determination Date, pro forma Collateral Value of Facility Eligible Receivables for each Outstanding Series and the sum for all Outstanding Series that will be created upon the funding of Delinquency Advances to be funded on the related Funding Date.
By 2:00 p.m. New York City time on each Interim Payment Date or Limited Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), based upon information provided to the Indenture Trustee and the Calculation Agent by the Servicer pursuant to the Designated Servicing Agreements and the Transaction Documents, as well as each applicable Determination Date Administrator Report and all available reports issued by the Servicer for the applicable Pool, the Calculation Agent shall prepare, or cause to be prepared, and deliver by first class mail or electronic means (including on the website pursuant to Section 3.5(a)) to Noteholders and each Note Rating Agency, a report setting forth the information set forth below plus a Series-specific Data Aggregation Report reporting the items for each Series that are specified in the related Indenture Supplement (collectively for each Series, the “Data Aggregation Report” to the extent such information is received from the Servicer):
(i)    The aggregate unpaid principal balance of the Mortgage Loans in each Pool as reported in the Freddie Mac or the Fannie Mae, as applicable, reports for the previous calendar month;

(ii)    (A) The aggregate Month-to-Date Available Funds collected, (B) the aggregate Advance Reimbursement Amounts, (C) the aggregate amount of Indemnity Payments and (D) the aggregate amount of proceeds collected during the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date in respect of all Designated Pools;
(iii)    The aggregate of the Receivable Balances of the Receivables funded during the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date for all Designated Pools;
(iv)    The aggregate of the Receivable Balances for each of the Delinquency Advances, the Delinquent MBS Mortgage Repurchase Advances, Escrow Advances, Judicial Escrow Advances, Non-Judicial Escrow Advances, Corporate Advances, Judicial Corporate Advances and Non-Judicial Corporate Advances, attributable to each Designated Pool, as of the close of business on the day before the related Determination Date, plus the Receivable Balances for the Delinquency Advances to be funded on the upcoming Funding Date;
(v)    An indication (yes or no) as to whether the Collateral Test is satisfied for each Class and Series, and for the facility as a whole as of the close of business on the last day of the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date;
(vi)    A list of each Event of Default and presenting a yes or no answer beside each indicating whether each possible Event of Default has occurred as of the end of the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date;
(vii)    If required by any VFN Noteholder, the aggregate New Receivables Funding Amount to be paid on the upcoming Funding Date, and the amount to be drawn on each Class of VFNs Outstanding in respect of such New Receivables Funding Amount and the portion of such New Receivables Funding Amount that is to be paid using Available Funds pursuant to Section 4.5(a)(1)(vii);
(viii)    The amount of Fees to be paid on the upcoming Payment Date;
(ix)    The Required Expense Reserve and Series Reserve Required Amount for each Series of Notes for the upcoming Payment Date or Interim Payment Date;
(x)    The Fee Accumulation Amount, the Interest Accumulation Amount and the Target Amortization Principal Accumulation Amount for the upcoming Interim Payment Date;
(xi)    The Class Invested Amount and, if applicable, the Series Invested Amount for each Series and Class for the upcoming Payment Date or Interim Payment Date; and
(xii)    The Interest Payment Amount, the Target Amortization Amount, Default Supplemental Fee and ERD Supplemental Fee for each Class of Outstanding Notes for the upcoming Payment Date, and the Interest Amount, the Cumulative Interest Shortfall Amount, the Cumulative Default Supplemental Fee Shortfall Amount and Cumulative ERD Supplemental Fee Shortfall

Amount for each Class of Notes for the Interest Accrual Period related to the upcoming Payment Date.
(b)    Termination of Calculation Agent. The Issuer (with the consent of, together, the Majority Noteholders for all Outstanding Notes that are not Variable Funding Notes and the Series Required Noteholders for all Series of Variable Funding Notes that are Outstanding) may at any time terminate the Calculation Agent without cause upon sixty (60) days’ prior notice. If at any time the Calculation Agent shall fail to resign after written request therefor as set forth in this Section 3.1(b), or if at any time the Calculation Agent shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Calculation Agent or of its property shall be appointed, or if any public officer shall take charge or Control of the Calculation Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Noteholders of all Outstanding Notes may remove the Calculation Agent and such Noteholders shall also remove the Indenture Trustee as provided in Section 11.9(c). If the Calculation Agent resigns or is removed under the authority of the immediately preceding sentence, then a successor Calculation Agent shall be appointed pursuant to Section 11.9. The Issuer shall give each Note Rating Agency, each Derivative Counterparty and the Noteholders notice of any such resignation or removal of the Calculation Agent and appointment and acceptance of a successor Calculation Agent. Notwithstanding the foregoing, no resignation, removal or termination of the Calculation Agent shall be effective until the acceptance of appointment by the successor Calculation Agent as provided herein. Any successor Indenture Trustee appointed shall also be the successor Calculation Agent hereunder, if the predecessor Indenture Trustee served as Calculation Agent and no separate Calculation Agent is appointed. Notwithstanding anything to the contrary herein, the Indenture Trustee may not resign as Calculation Agent unless it also resigns as Indenture Trustee pursuant to Section 11.9(b).
(c)    Successor Calculation Agents. Any successor Calculation Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer and to its predecessor Calculation Agent an instrument accepting such appointment under this Indenture, and thereupon the resignation or removal of the predecessor Calculation Agent shall become effective and such successor Calculation Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Indenture, with like effect as if originally named as Calculation Agent. The predecessor Calculation Agent shall deliver to the successor Calculation Agent all documents and statements held by it under this Indenture. The Issuer and the predecessor Calculation Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Calculation Agent all such rights, powers, duties and obligations. Upon acceptance of appointment by a successor Calculation Agent as provided in this Section 3.1, the Issuer shall mail notice of the succession of such successor Calculation Agent under this Indenture to all Noteholders at their addresses as shown in the Note Register and shall give notice by mail to each Derivative Counterparty and each applicable Note Rating Agency. If the Issuer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Calculation Agent, the successor Calculation Agent shall cause such notice to be mailed at the expense of the Administrator.

Section 3.2.	Reports by Administrator and Indenture Trustee.
(a)    Determination Dates; Determination Date Administrator Reports. The Indenture Trustee shall report to the Administrator, by no later than 2:00 p.m. New York City time on the second (2nd) Business Day before each Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), the amount of Available Funds that will be available to be applied toward New Receivables Funding Amounts or to pay principal on any applicable Notes on the upcoming Payment Date or Interim Payment Date. If the Administrator supplies no information to the

Indenture Trustee in its Determination Date Administrator Report concerning New Receivables Funding Amounts or payments on any Variable Funding Note in respect of an Interim Payment Date, then the Indenture Trustee shall apply no Available Funds to pay New Receivables Funding Amounts or to make payment on any Note on such Interim Payment Date.
By no later than 12:00 p.m. (noon) New York City time on the second (2nd) Business Day prior to each Funding Date that is a VFN Draw Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent) or the first Business Day prior to each Funding Date that is not a VFN Draw Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), the Administrator shall prepare and deliver to the Issuer, the Indenture Trustee, the Calculation Agent, the Administrative Agent, each VFN Noteholder, each Derivative Counterparty (as applicable, with respect to the related Series of Notes) and the Paying Agent a report (the “Determination Date Administrator Report”) (in electronic form) setting forth each data item required to be reported by the Calculation Agent to Noteholders, each Derivative Counterparty (as applicable, with respect to the related Series of Notes) and each Note Rating Agency in its Calculation Agent Report pursuant to Section 3.1.
The Indenture Trustee may rely on the most recent Determination Date Administrator Report provided to the Indenture Trustee by the Administrator.
(b)    Payment Date Report. By no later than 3:00 p.m. New York City time on each Payment Date, the Indenture Trustee shall prepare and deliver to the Issuer, the Calculation Agent, the Administrator, the Paying Agent, the Administrative Agent, each VFN Noteholder each Derivative Counterparty (as applicable, with respect to the related Series of Notes) and each Note Rating Agency a report (the “Payment Date Report”) reporting the following for such Payment Date and the Monthly Advance Collection Period preceding such Payment Date:
(i)    the amount on deposit in the Collection and Funding Account as of the opening of business on the first day of such Monthly Advance Collection Period;
(ii)    the aggregate amount of all Collections deposited into the Collection and Funding Account during such Monthly Advance Collection Period;
(iii)    the aggregate amount of Indemnity Payments deposited into the Collection and Funding Account during such Monthly Advance Collection Period;
(iv)    the total of all (A) payments in respect of each Class of Notes (separately identifying interest and principal paid on each Class) made on the Payment Date and each Interim Payment Date that occurred during the Monthly Advance Collection Period, (B) all New Receivables Funding Amounts paid in respect of Facility Eligible Receivables during such Advance Collection Period separately identifying the portion thereof paid from funds in the Collection and Funding Account and the portion thereof paid using proceeds of fundings of an increase in VFN Principal Balance(s) for each Class of VFNs, and (C) all Net Excess Cash Amounts paid to the Depositor as holder of the Owner Trust Certificate on the Payment Date and each Interim Payment Date that occurred during such Monthly Advance Collection Period;
(v)    the amount transferred from the Collection and Funding Account to the Note Payment Account in respect of the Payment Date that occurred during such Monthly Advance Collection Period;

(vi)    the amount on deposit in each of the Interest Accumulation Account, Target Amortization Principal Accumulation Account, the Fee Accumulation Account and any other Trust Accounts set forth under any Indenture Supplement as of the close of business on the last Interim Payment Date before such Payment Date;
(vii)    the aggregate amount of Collections received during the Monthly Advance Collection Period;
(viii)    the amount of Available Funds for such Payment Date (the sum of the items reported in clause (vi), plus the items reported in clause (vii));
(ix)    the amount on deposit in the Series Reserve Account for each Series, and, if applicable, the amount the Indenture Trustee is to withdraw from each such Series Reserve Account and deposit into the Note Payment Account on such Payment Date for application to the related Series of Notes;
(x)    the amount of each payment required to be made by the Indenture Trustee or the Paying Agent pursuant to Section 4.5 on such Payment Date, including an identification, for each Class of Notes, as applicable, and for all Outstanding Notes in the aggregate, of
(A)    any Cumulative Interest Shortfall Amount for each Class of Notes and for all Outstanding Notes of each Series in the aggregate;
(B)    the Interest Amount for each Class of Notes for the Interest Accrual Period related to such Payment Date;
(C)    the Interest Payment Amount for each Class of Notes and for all Outstanding Notes of each Series in the aggregate;
(D)    the Series Reserve Required Amount for each Series of Notes then Outstanding;
(E)    the Target Amortization Amount to be paid on such Payment Date on each Class of Outstanding Notes that is in its Target Amortization Period;
(F)    the unpaid Note Balance for each Class and Series of Notes and for all Outstanding Notes in the aggregate (before and after giving effect to any principal payments to be made on such Payment Date);
(xi)    the amount of Fees to be paid on such Payment Date;
(xii)    (A) the Collateral Value of all Facility Eligible Receivables, as of the close of business on the last day of such Monthly Advance Collection Period and as of the close of business on such Payment Date for each Outstanding Series of Notes, (B) the amount on deposit in the Collection and Funding Account, the Interest Accumulation Account, the Fee Accumulation Account, the Target Amortization Principal Accumulation Account, any other Trust Accounts set forth in any related Indenture Supplement and the Note Payment Account as of the close of business on the last day of such Monthly Advance Collection Period and as of the close of business on such Payment Date, and (C) a confirmation that the Collateral Test was satisfied at such time and whether it will be satisfied as of the close of business on such Payment Date after all payments and distributions described in Section 4.5(a); provided that sufficient information has been provided by the Servicer; and
(xiii)    the Interest Amount, the Cumulative Interest Shortfall Amount, the Default Supplemental Fees, the Cumulative Default Supplemental Fee Shortfall Amount, the ERD Supplemental Fees and the Cumulative ERD Supplemental Fee Shortfall Amount for each Series and Class of Notes for the Interest Accrual Period related to the upcoming Payment Date.
The Payment Date Report shall also state any other information required pursuant to any related Indenture Supplement necessary for the Paying Agent and the Indenture Trustee to make the payments required by Section 4.5(a) and all information necessary for the Indenture Trustee to make available to Noteholders pursuant to Section 3.5.
(c)    Interim Payment Date Reports. By no later than 3:00 p.m. New York City time on each Interim Payment Date on which there is a VFN Outstanding and on which the Full Amortization Periods have not yet begun, the Indenture Trustee shall prepare and deliver to the Issuer, the Calculation Agent, the Administrator, the Paying Agent, the Administrative Agent, each Derivative Counterparty (as applicable, with respect to the related Series of Notes) and each VFN Noteholder a report (an “Interim Payment Date Report”) reporting the following for such Interim Payment Date and the Advance Collection Period preceding such Interim Payment Date, to the extent such information is received from the Servicer:
(i)    (A) the amount on deposit in the Collection and Funding Account as of the close of business on the last day before the beginning of such Advance Collection Period and (B) the amounts on deposit in the Interest Accumulation Account, the Target Amortization Principal Accumulation Account, the Fee Accumulation Account and any other Trust Accounts set forth in any Indenture Supplement, as of the close of business on the immediately preceding Payment Date or Interim Payment Date;
(ii)    the amount of all Collections deposited into the Collection and Funding Account during such Advance Collection Period;
(iii)    the aggregate amount of Indemnity Payments deposited into the Collection and Funding Account during such Advance Collection Period;
(iv)    the aggregate amount of deposits into the Collection and Funding Account from the Note Payment Account in respect of the Payment Date, if any, that occurred during such Advance Collection Period;
(v)    the total of all (A) payments in respect of each Class of Notes (separately identifying interest and principal paid on each Class of Variable Funding Notes) made on the Payment Date or Interim Payment Date that occurred during such Advance Collection Period, (B) all New Receivables Funding Amounts that were paid during such Advance Collection Period, separately identifying the portion thereof paid from funds on deposit in the Collection and Funding Account and the portion thereof paid using proceeds of an increase in VFN Principal Balance(s) for each Class of VFNs, and (C) all Net Excess Cash Amounts paid to the Depositor as holder of the Owner Trust Certificate on the Payment Date or Interim Payment Date that occurred during such Advance Collection Period;

(vi)    the amount transferred from the Collection and Funding Account to the Note Payment Account in respect of the Payment Date, if any, that occurred during such Advance Collection Period;
(vii)    the amount of Available Funds for such Interim Payment Date (calculated as the sum of the items reported in clauses (i)(B) and (vi));
(viii)    the amount on deposit in the Series Reserve Account for each Series and the Series Reserve Required Amount for such Series Reserve Account, and the amount to be deposited into each Series Reserve Account on such Interim Payment Date;
(ix)    the amounts required to be deposited on such Interim Payment Date into the Interest Accumulation Account, Target Amortization Principal Accumulation Account, Fee Accumulation Account and any other Trust Account referenced in any related Indenture Supplement, respectively;
(x)    the amount of Available Funds to be applied toward the New Receivables Funding Amount in respect of Facility Eligible Receivables on the upcoming Interim Payment Date pursuant to Section 4.4(e);
(xi)    the amount to be applied to reduce the aggregate VFN Principal Balance of each Class of VFNs on such Interim Payment Date (as reported to the Indenture Trustee by the Administrator);
(xii)    the amount of any Net Excess Cash Amount paid to the Depositor as holder of the Owner Trust Certificate on such Interim Payment Date;
(xiii)    the Collateral Value of all Facility Eligible Receivables as of the end of such Advance Collection Period and as of the close of business on such Interim Payment Date for each Outstanding Series of Notes and the amount on deposit in the Collection and Funding Account, the Interest Accumulation Account, the Fee Accumulation Account, the Target Amortization Principal Accumulation Account, the Note Payment Account and any other Trust Account referenced in a related Indenture Supplement as of the end of business on the last day of such Advance Collection Period and as of the close of business on such Interim Payment Date;
(xiv)    a confirmation that the Collateral Test was satisfied as of the end of business on the last day of such Advance Collection Period and whether it will be satisfied at such time after effecting the payments described in Section 4.4; provided that sufficient information has been provided by the Servicer; and
(xv)    any other amounts specified in an Indenture Supplement.
(d)    No Duty to Verify or Recalculate. Notwithstanding anything contained herein to the contrary, none of the Calculation Agent (except as described in Section 3.1(a)), the Indenture Trustee or the Paying Agent shall have any obligation to verify or recalculate any information provided to them by the Administrator, and may rely on such information in making the allocations and payments to be made pursuant to Article IV.

Section 3.3.	Annual Statement as to Compliance; Agreed Upon Procedures Reports.

(a)    Annual Officer’s Certificates.
(i)    The Receivables Seller shall deliver to each Note Rating Agency and the Indenture Trustee, on or before March 31 of each calendar year, beginning on March 31, 2019, an Officer’s Certificate executed by the chief financial officer or treasurer of the Receivables Seller, stating that (A) a review of the activities of the Receivables Seller during the preceding 12-month period ended December 31 and of its performance under this Indenture and the Receivables Sale Agreement has been made under the supervision of the officer executing the Officer’s Certificate, and (B) the Receivables Seller has fulfilled all its obligations under this Indenture and the Receivables Sale Agreement in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.
(ii)    The Administrator shall deliver to each Note Rating Agency and the Indenture Trustee, on or before March 31 of each calendar year, beginning on March 31, 2019, an Officer’s Certificate executed by the chief financial officer or treasurer of the Administrator, stating that (A) a review of the activities of the Issuer, the Depositor and the Administrator during the preceding 12-month period ended December 31 and of its performance under this Indenture, the Receivables Sale Agreement and the Receivables Pooling Agreement has been made under the supervision of the officer executing the Officer’s Certificate, and (B) the Administrator has fulfilled all its obligations under this Indenture in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.
(b)    [Reserved].
(c)    Annual Regulation AB/USAP Report. The Servicer shall, on or before the last Business Day of the fifth (5th) month following the end of each of the Servicer’s fiscal years (December 31), beginning in 2018, deliver to the Indenture Trustee who shall forward to each Noteholder a copy of the results of any Regulation AB required attestation report or Uniform Single Attestation Program for Mortgage Bankers or similar review conducted on the Servicer by its accountants and any other reports reasonably requested by the Administrative Agent or, for so long as the Series 2018-VF1 Variable Notes (as defined in the related Indenture Supplement) are Outstanding, any Initial VFN Noteholder, within two (2) Business Days of receipt of such results from the Servicer and each Subservicer.
(d)    Agreed Upon Procedures Report. Within forty-five (45) days of the end of each calendar month, the Servicer shall cause AMC Servicing Solutions LLC or such other professional services firm designated by the Administrator and the Administrative Agent (who may also render other services to the Servicer, the Receivables Seller or the Depositor) (the “Verification Agent”) to furnish, a report with respect to such calendar month, to Administrator, the Administrative Agent and each Noteholder, (i) to the effect that the Verification Agent has applied certain procedures, to be determined at the discretion of the Administrative Agent after consultation with the Servicer and shall be incorporated as Exhibit C hereto after the Closing Date, including re-performance of certain accounting procedures performed by the Servicer pursuant to Designated Servicing Agreements and examination of certain documents and records related to the disbursement and reimbursement of Advances with respect to the Designated Pools under the related Designated Servicing Agreements and this Indenture and that, on the basis of such agreed upon procedures, the Verification Agent is confirming that the servicing (including the allocation of Collections) has been conducted in compliance with the terms and conditions set forth in Article IV, except for such exceptions as it believes to be immaterial and such other exceptions as shall be set forth in such statement, and (ii) detailing the following items for such calendar month (or such other items as may be listed in Exhibit C from time to time):

(A)    For a sample of Designated Pools during the applicable calendar month, a reconciliation of the expected total principal and interest payments in respect of the Mortgage Loans to the amounts on deposit in the related Custodial Accounts;
(B)    [Reserved];
(C)    A reconciliation of the monthly disbursement clearing account with respect to the two (2) most recent calendar months;
(D)     “Flow of funds” testing for Delinquency Advances, Delinquent MBS Mortgage Repurchase Advances, Corporate Advances and Escrow Advances relating to the tracking of funds from clearing account receipt through to deposit into the Collection and Funding Account (three (3) days minimum);
(E)    A reconciliation of the servicing system Escrow Advance balance (including all suspense and advance balances) to the balances on deposit in the escrow accounts maintained by the Servicer for a sample of the Designated Pools;
(F)    Analysis of recoverable Advances and Receivables and aging of these items;
(G)    Compared the amounts and percentages set forth in four of the Determination Date Administrator Reports forwarded by the Servicer pursuant to Section 3.2(a) during the period covered by such report with the computer reports (which may include personal computer generated reports that summarize data from the computer reports generated by the Servicer which are used to prepare the Determination Date Administrator Reports) which were the source of such amounts and percentages and that on the basis of such comparison, such amounts and percentages are in agreement except as shall be set forth in such report;
(H)    in the case of any Delinquent MBS Mortgage Repurchase Advance Receivable, analysis as to whether the related Delinquent MBS Mortgage Repurchase Advance is eligible for reimbursement by Fannie Mae pursuant to Chapter 3-03 of the Fannie Mae Investor Reporting Manual to the satisfaction of the Verification Agent; and
(I)    with respect to a random sample of Mortgage Loans selected by the Verification Agent for the most recently ended calendar month in accordance with the procedures described in Exhibit C, requested from the Administrator and the Servicer all supporting documentation for all Corporate Advances and Escrow Advances with respect to such selected Mortgage Loans that would be required to be delivered to Freddie Mac or Fannie Mae, as applicable, pursuant to the Freddie Mac Guide or the Fannie Mae Guide or Fannie Mae Investor Reporting Manual, as applicable, in order to satisfy the reimbursement request requirements thereunder with respect to all such Advances; and calculation of the percentage that equals (i) the aggregate Receivable Balances of the Corporate Advance Receivables and Escrow Advance Receivables with respect to each Mortgage Loan that was randomly selected pursuant to this paragraph from the previous calendar month for which the Verification Agent had requested supporting documentation and for which the supporting documentation that was delivered was insufficient or not satisfactory divided by (ii) the aggregate Receivable Balances of the Corporate Advance Receivables and Escrow Advance Receivables with respect to all Mortgage Loans that were randomly selected pursuant to this paragraph from the previous calendar month (such percentage in respect of such previous calendar month, the “Deficient Documentation Percentage”).
In addition, each report shall set forth the agreed upon procedures performed and the results of such procedures. In the event the Verification Agent requires the Indenture Trustee to agree to the procedures performed by the Verification Agent, the Issuer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Issuer, and the Indenture Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. Furthermore, in the event that the Verification Agent’s expense in producing a report as required hereunder exceeds the amount reimbursable to it pursuant to Section 4.5, such excess shall be payable by the Servicer, at the Servicer’s own expense, upon receipt by the Servicer of written notification of, and request for, such amount from the Verification Agent.
Exhibit C hereto may be modified from time to time pursuant to a written agreement among the Servicer, the Administrative Agent and the Verification Agent.
(e)    [Reserved].
(f)    Annual Lien Opinion. Within 100 days after the end of each fiscal year of the Administrator, beginning with the fiscal year ending in 2018, the Administrator shall deliver to the Indenture Trustee an Opinion of Counsel from outside counsel to the effect that the Indenture Trustee has a perfected security interest in the Aggregate Receivables attributable to the Servicing Agreements and Pools identified in an exhibit to such opinion as Designated Servicing Agreements and Designated Pools, and that, based on a review of UCC search reports (copies of which shall be attached thereto), and review of certifications and other materials, there are no UCC1 filings indicating an Adverse Claim with respect to such Receivables that has not been released.
(g)    Other Information. In addition, the Administrator shall forward to the Administrative Agent and, for so long as the Series 2018-VF1 Variable Notes (as defined in the related Indenture Supplement) are Outstanding, each Initial VFN Noteholder, upon its reasonable request, such other information, documents, records or reports respecting (i) Ditech or any of its Affiliates party to the Transaction Documents, (ii) the condition or operations, financial or otherwise, of Ditech or any of its Affiliates party to the Transaction Documents, (iii) the Designated Servicing Agreements, the Designated Pools, the related Mortgage Loans and the Receivables or (iv) the transactions contemplated by the Transaction Documents, including access to the Servicer’s management and records. The Administrative Agent shall and shall cause its respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or the Administrative Agent may reasonably determine that such disclosure is consistent with its obligations hereunder; provided, however, that the Administrative Agent may disclose on a confidential basis any such information to its agents, attorneys and auditors in connection with the performance of its responsibilities hereunder.

Section 3.4.	Access to Certain Documentation and Information.
(a)    Access to Receivables Information. The Custodians shall provide the Noteholders with access to the documentation relating to the Receivables as provided in Section 2.4(b). In each case, access to documentation relating to the Receivables shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Custodians and in a manner that does not unreasonably interfere with a Custodian’s conduct of its regular business. Nothing in this Section 3.4 shall impair the obligation of the Custodians to observe any Applicable Law prohibiting disclosure of information regarding the Trust Estate and the failure of the Custodians to provide access as provided in this Section 3.4 as a result of such obligation shall not constitute a breach of this Section.
Notwithstanding anything to the contrary contained in this Section 3.4, Section 2.4, or in any other Section hereof, the Servicer, on reasonable prior notice, shall permit the Administrative Agent, the Verification Agent, the Indenture Trustee or any agent or independent certified public accountants selected by the Indenture Trustee, during the Servicer’s normal business hours, and in a manner that does not unreasonably interfere with the Servicer’s conduct of its regular business, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans, Designated Servicing Agreements, the Designated Pools and the Receivables, to make copies and extracts therefrom, and to discuss the Servicer’s affairs, finances and accounts relating to the Mortgage Loans, Designated Servicing Agreements, the Designated Pools and the Receivables with the Servicer’s officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes the Servicer’s accountants to discuss with such representatives such affairs, finances and accounts), all at such times and as often as reasonably may be requested; provided that the Servicer shall be given reasonable prior notice of any meeting with its accountants and shall have the right to have its representatives present at any such meeting. Unless a Target Amortization Event has occurred with respect to a Series that has not been waived in accordance with the related Indenture Supplement, an Event of Default that has not been waived in accordance with the terms hereof shall have occurred, or the Notes of any rated Class have been downgraded below “investment grade” by each related Note Rating Agency or any related Note Rating Agency shall have withdrawn its rating of any Class of Notes, any out-of-pocket costs and expenses incident to the exercise by the Indenture Trustee or any Noteholder of any right under this Section 3.4 shall be borne by the requesting Noteholder(s). The parties hereto acknowledge that the Indenture Trustee shall not exercise any right pursuant to this Section 3.4 prior to any event set forth in the preceding sentence unless directed to do so by a group of Interested Noteholders, and the Indenture Trustee has been provided with indemnity satisfactory to it by such Interested Noteholders. The Indenture Trustee shall have no liability for action in accordance with the preceding sentence.
In the event that such rights are exercised (i) following the occurrence of a Target Amortization Event with respect to a Series that has not been waived in accordance with the related Indenture Supplement, or an Event of Default that has not been waived in accordance with the terms hereof, or (ii) after a related Note Rating Agency has withdrawn its rating of any Class of Notes or (iv) while the Notes of any Class have a rating below “investment grade” by such Note Rating Agency, all out-of-pocket costs and expenses incurred by the Indenture Trustee shall be borne by the Servicer. Prior to any such payment, the Servicer shall be provided with commercially reasonable documentation of such costs and expenses. Notwithstanding anything contained in this Section 3.4 to the contrary, in no event shall the books of account, records, reports and other papers of the Servicer, the Receivables Seller, the Depositor or the Issuer relating to the Mortgage Loans, Designated Servicing Agreements, the Designated Pools and the Receivables be examined by independent certified public accountants at the direction of the Indenture Trustee or any Interested Noteholder pursuant to the exercise of any right under this Section 3.4 more than two times during any 12‑month period, unless (A) a Target Amortization Event that has not been waived in accordance with the related Indenture Supplement, or an Event of Default that has not been waived in accordance with the terms hereof has occurred during such twelve-month period, or (B) the Notes of any Class have been downgraded below “investment grade” by a related Note Rating Agency (without regard to any supplemental credit enhancement) or such Note Rating Agency shall have withdrawn its rating of any Class of Notes, in which case more than two examinations may be conducted during a twelve-month period, but such extra audits shall be at the sole expense of the Noteholder(s) requesting such audit(s).

(b)    Access to Issuer. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, Verification Agent or the Administrative Agent, to examine all of its books of account, records, reports, and other papers, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss its affairs, finances and accounts its officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee, the Verification Agent and the Administrative Agent shall and shall cause their respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or the Indenture Trustee, the Verification Agent or the Administrative Agent, as applicable, may reasonably determine that such disclosure is consistent with its obligations hereunder; provided, however, that the Indenture Trustee may disclose on a confidential basis any such information to its agents, attorneys and auditors in connection with the performance of its responsibilities hereunder. Without limiting the generality of the foregoing, neither the Indenture Trustee, the Verification Agent or the Administrative Agent shall disclose information to any of its Affiliates or any of their respective directors, officers, employees and agents, that may provide any servicer advance financing to Ditech, the Depositor, the Issuer or any of their Affiliates, except in such Affiliate’s capacity as Noteholder.

Section 3.5.	Indenture Trustee to Make Reports Available.
(a)    Monthly Reports on Indenture Trustee’s Website. The Indenture Trustee will make each Calculation Agent Report, Data Aggregation Report, Determination Date Administrator Report, Payment Date Report and Interim Payment Date Report (and, at its option, any additional files containing the same information in an alternative format) available each month to any interested parties (including, but not limited to the Verification Agent) via the Indenture Trustee’s internet website and such other information as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee. In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee’s internet website shall initially be located at www.ctslink.com. Assistance in using the Indenture Trustee’s website can be obtained by calling the Indenture Trustee’s investor relations desk at 1 (866) 846-4576. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail or by overnight courier by calling the investor relations desk and requesting a copy. The Indenture Trustee shall have the right to change the way the Calculation Agent Reports, Data Aggregation Report, Determination Date Administrator Reports, Payment Date Reports and Interim Payment Date Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.
(b)    Annual Reports. Within sixty (60) days after the end of each calendar year, the Indenture Trustee shall furnish to each Person (upon the written request of such Person), who at any time during the calendar year was a Noteholder a statement containing (i) information regarding payments of principal, interest and other amounts on such Person’s Notes, aggregated for such calendar year or the applicable portion thereof during which such person was a Noteholder and (ii) such other customary information as may be deemed necessary or desirable for Noteholders to prepare their tax returns. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. The Indenture Trustee shall prepare and provide to the Internal Revenue Service and to each Noteholder any information reports required to be provided under federal income tax law, including without limitation IRS Form 1099.
Article IV

The Trust Accounts; Payments

Section 4.1.	Trust Accounts.
The Indenture Trustee shall establish and maintain, or cause to be established and maintained, the Trust Accounts, each of which shall be an Eligible Account, for the benefit of the Secured Parties. All amounts held in the Trust Accounts (other than any Sinking Fund Account) shall, to the extent permitted by this Indenture and applicable laws, rules and regulations, be invested in Permitted Investments by the depository institution or trust company then maintaining such Account only upon written direction of the Administrator to the Indenture Trustee; provided, however, that in the event the Administrator fails to provide such written direction to the Indenture Trustee, and until the Administrator provides such written direction, the Indenture Trustee shall not invest funds on deposit in any Trust Account (other than any Sinking Fund Account). Funds deposited into a Trust Account on a Business Day after 1:30 p.m. New York City time will not be invested until the following Business Day. Investments held in Permitted Investments in the Trust Accounts (other than any Sinking Fund Account) shall not be sold or disposed of prior to their maturity (unless an Event of Default has occurred and has not been waived in accordance with terms hereof). Earnings on investment of funds in any Trust Account (other than any Sinking Fund Account) shall be remitted by the Indenture Trustee upon the Administrator’s request to the account or other location of the Administrator’s designation on the first Business Day of the month following the month in which such earnings on investment of funds is received; provided, that the Indenture Trustee shall be entitled to the benefit of any income or gain in the Trust Accounts (other than any Sinking Fund Account) for the Business Day immediately preceding each Interim Payment Date or Payment Date, as applicable. Any losses and investment expenses relating to any investment of funds in any Trust Account (other than any Sinking Fund Account) shall be for the account of the Administrator, which shall deposit or cause to be deposited the amount of such loss (to the extent not offset by income from other investments of funds in the related Trust Account) in the related Trust Account promptly upon the realization of such loss. The taxpayer identification number associated with each of the Trust Accounts (other than any Sinking Fund Account) shall be that of the Issuer, and the Issuer shall report for federal, state and local income tax purposes their respective portions of the income, if any, earned on funds in the relevant Trust Account (other than any Sinking Fund Account). The Administrator hereby acknowledges that all amounts on deposit in each Trust Account (excluding investment earnings on deposit in the Trust Accounts), other than any Sinking Fund Account, are held in trust by the Indenture Trustee for the benefit of the Secured Parties, subject to any express rights of the Issuer set forth herein, and shall remain at all times during the term of this Indenture under the sole dominion and control of the Indenture Trustee.
All amounts held in any Sinking Fund Account shall, to the extent permitted by this Indenture and applicable laws, rules and regulations, be invested in Sinking Fund Permitted Investments by the depository institution or trust company then maintaining such Sinking Fund Account only upon written direction of the Administrator to the Indenture Trustee; provided, however, that in the event the Administrator fails to provide such written direction to the Indenture Trustee, and until the Administrator provides such written direction, the Indenture Trustee shall not invest funds on deposit in any Sinking Fund Account. Funds deposited into a Sinking Fund Account on a Business Day after 1:30 p.m. New York City time will not be invested until the following Business Day. Investments held in Sinking Fund Permitted Investments in any Sinking Fund Account shall not be sold or disposed of prior to their maturity (unless an Event of Default has occurred and has not been waived in accordance with terms hereof). Earnings on investment of funds in any Sinking Fund Account shall be remitted by the Indenture Trustee upon the Administrator’s request to the account or other location of the Administrator’s designation on the first Business Day of the month following the month in which such earnings on investment of funds is received; provided, that the Indenture Trustee shall be entitled to the benefit of any income or gain in the Sinking Fund Accounts for the Business Day immediately preceding each Interim Payment Date or Payment Date, as applicable. Any losses and investment expenses relating to any investment of funds in any Sinking Fund Account shall be for the account of the Administrator, which shall deposit or cause to be deposited the amount of such loss (to the extent not offset by income from other investments of funds in the related Sinking Fund Account) in the related Sinking Fund Account promptly upon the realization of such loss. The taxpayer identification number associated with each of the Sinking Fund Accounts shall be that of the Issuer, and the Issuer shall report for federal, state and local income tax purposes their respective portions of the income, if any, earned on funds in the relevant Sinking Fund Account. The Administrator hereby acknowledges that all amounts on deposit in each Sinking Fund Account (excluding investment earnings on deposit in the Sinking Fund Accounts) are held in trust by the Indenture Trustee for the benefit of the Secured Parties, subject to any express rights of the Issuer set forth herein, and shall remain at all times during the term of this Indenture under the sole dominion and control of the Indenture Trustee.
So long as the Indenture Trustee complies with the provisions of this Section 4.1, the Indenture Trustee shall not be liable for the selection of investments or for investment losses incurred thereon by reason of investment performance, liquidation prior to stated maturity or otherwise. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure to be provided with timely written investment direction.
In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee. Accordingly, each of the parties agrees to provide to the Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Indenture Trustee to comply with Applicable Law.
All parties to this Indenture agree, and each Noteholder of each Series by its acceptance of the related Note will be deemed to have agreed, that such Noteholder shall have no claim or interest in the amounts on deposit in any Trust Account created under this Indenture or any related Indenture Supplement related to an unrelated Series except as expressly provided herein or therein.
As of the Closing Date (i) the Issuer will be disregarded as an entity separate from its single owner (the “Single Owner”), which will be a domestic corporation, all within the meaning of Section 7701 of the Code and the Treasury Regulations thereunder, and (ii) the Trust Accounts will be maintained and controlled by the Indenture Trustee but the amounts on deposit in the Trust Accounts (including income, if any, earned on the investment of funds in such account) will be owned by the Single Owner for U.S. federal income tax reporting and withholding purposes (but, for the avoidance of doubt, (A) the amounts on deposit in the Trust Accounts will be subject to the lien granted to the Indenture Trustee for the benefit of the Secured Parties pursuant to this Indenture and (B) the Issuer is the legal owner of the amounts on deposit in the Trust Accounts and not the Single Owner). The Issuer agrees to notify Wells Fargo in writing promptly following any change in the status of the Issuer as an entity that is disregarded from a single owner that is a domestic corporation and will provide such tax documentation that is required under the Code, Treasury Regulations or similar provisions of local income tax provisions (together, the “Tax Law”) by any change in its status. As of the Closing Date, the Single Owner shall provide Wells Fargo (as Paying Agent) with an IRS Form W-9 and any additional IRS forms and documentation needed to permit Wells Fargo to fulfill its tax reporting obligations under the Tax Law with respect to the Trust Accounts and will thereafter provide such additional or updated IRS Forms and documentation as reasonably requested by Wells Fargo or as required under the Tax Law. Wells Fargo, both in its individual capacity and in its capacity as Paying Agent, shall have no liability to the Single Owner or any other person in connection with any tax withholding amounts paid or withheld from the Trust Accounts pursuant to the Tax Law arising from the Single Owner’s or other person’s failure to timely provide an accurate, correct and complete IRS Form W-9 or such other documentation contemplated under this paragraph.
Wells Fargo or its Affiliates are permitted to receive additional compensation that could be deemed to be for Wells Fargo’s economic self-interest for (a) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments and Sinking Fund Permitted Investments, (b) using Affiliates to effect transactions in certain Permitted Investments and Sinking Fund Permitted Investments and (c) effecting transactions in certain Permitted Investments and Sinking Fund Permitted Investments (but in any case not as an advisor or agent for the Issuer or any similar capacity for the Issuer). Such compensation is not payable or reimbursable under this Indenture.

Section 4.2.	Collections and Disbursements of Advances by Servicer.
(a)    The Servicer shall deposit into the Collection and Funding Account all Advance Reimbursement Amounts in respect of all Advances other than Delinquency Advances collected by the Servicer with respect to any Designated Pool pursuant to a related Designated Servicing Agreement no later than two (2) Business Days after the Servicer’s receipt thereof and the Servicer shall deposit into the Collection and Funding Account immediately upon withdrawal from the related Principal and Interest Custodial Accounts all Advance Reimbursement Amounts other than Delinquency Advances and in the case of Delinquency Advances shall withdraw Pool collections from the related Principal and Interest Custodial Account to reimburse Delinquency Advances within two (2) Business Days after such Advance Reimbursement Amounts are deposited in the related Principal and Interest Custodial Account; provided that to the extent of Delinquency Advances that Freddie Mac reimburses by a credit as described in Section 3 of the Freddie Mac Consent (if any), the Advance Reimbursement Amount for such Delinquency Advances shall be deemed to have been reimbursed and immediately redeployed to make a new Delinquency Advance (“Credited Advance Funding”). If the Revolving Period is not in effect for any Class of Note, the Servicer shall remit to the Collection and Funding Account the amount of any Credited Advance Funding within two (2) Business Days of its knowledge of the amount of any such Credited Advance Funding. Any amounts remitted by the Servicer to the Collection and Funding Account shall be deemed to constitute Advance Reimbursement Amounts in respect of the Delinquency Advance deemed to have been reimbursed in connection with such Credited Advance Funding. To the extent the Indenture Trustee receives for deposit Advance Reimbursement Amounts in the Collection and Funding Account later than 2:00 p.m. New York City time on a Business Day, such funds shall be deemed to have been received on the following Business Day.
If Fannie Mae or Freddie Mac remits any payments directly to a Trust Account, the Servicer shall identify any amounts remitted that do not constitute Collateral.  Upon any such identification, the Servicer shall give written notice to the Indenture Trustee and the Administrative Agent within two (2) Business Days thereof along with reasonable supporting documentation.  Within two (2) Business Days, but as soon as reasonably practicable, of the Indenture Trustee’s receipt of written direction from the Servicer and written confirmation from the Administrative Agent, the Indenture Trustee shall withdraw such amounts that do not constitute Collateral and remit such amounts to such accounts as may be designated in writing by the Servicer to the Indenture Trustee.
(b)    Payment Dates. On each Payment Date, the Indenture Trustee shall transfer from the Collection and Funding Account to the Note Payment Account all Available Funds or Series Available Funds then on deposit in the Collection and Funding Account. Except in the case of Redemption Amounts, which may be remitted by the Issuer directly to the Note Payment Account, none of the Servicer, the Administrator, the Issuer, the Calculation Agent nor the Indenture Trustee shall remit to the Note Payment Account, and each shall take all reasonable actions to prevent other Persons from remitting to the Note Payment Account, amounts which do not constitute payments, collections or recoveries received, made or realized in respect of the Receivables or the initial cash deposited by the Noteholders with the Indenture Trustee on the Closing Date, and the Indenture Trustee will return to the Issuer or the Servicer any such amounts upon receiving written evidence reasonably satisfactory to the Indenture Trustee that such amounts are not a part of the Trust Estate.
(c)    Delegated Authority to Make Delinquency Advances. The Receivables Seller and the Servicer hereby irrevocably appoint the Noteholder(s) of any Outstanding VFN with the authority (but no obligation) to make any Delinquency Advance on the Servicer’s behalf to the extent the Servicer fails to make such Delinquency Advance with respect to a Designated Pool when required to do so pursuant to the related Designated Servicing Agreement.
(d)    Designation of Administrative Agent as Designee of Indenture Trustee under Fannie Mae Acknowledgment. The Indenture Trustee hereby designates the Administrative Agent as its designee under the Fannie Mae Acknowledgment, and the Administrative Agent hereby accepts such designation. In the event of a servicing transfer, voluntary or involuntary, and as the designee of the Indenture Trustee under the Fannie Mae Acknowledgment, the Administrative Agent acknowledges and agrees that the Indenture Trustee shall have no responsibility for and shall not be obligated to (i) make, submit or otherwise process any reimbursement request of the Servicer or any third-party successor servicer, including but not limited to reimbursement of Fannie Mae Advances, (ii) make, submit or otherwise process any report the Servicer or any third-party successor servicer is required to submit to Fannie Mae pursuant to the Fannie Mae Acknowledgment and/or the Fannie Mae Guide, (iii) attempt to arrange with any third-party successor servicer to make, submit or otherwise process any report the Servicer or any third-party successor servicer is required to submit to Fannie Mae pursuant to the Fannie Mae Acknowledgment and/or the Fannie Mae Guide and/or requests for reimbursement, including but not limited to, reimbursement of Fannie Mae Advances or (iv) work together with Fannie Mae to arrive at a plan for the submission of supporting detail and reimbursement request of any request for reimbursement of the Servicer, in each case pursuant to the Fannie Mae Acknowledgment.

Section 4.3.	Funding of Receivables.
(a)    Funding Certifications. By no later than 1:00 p.m. New York City time on the second (2nd) Business Day prior to each Funding Date that is a VFN Draw Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), with respect to any fundings related to Escrow Advances or Corporate Advances, or by no later than 10:00 a.m. New York City time on the Business Day prior to each Funding Date that is a VFN Draw Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), solely with respect to any fundings related to Delinquency Advances or Delinquent MBS Mortgage Repurchase Advances, or on the first Business Day prior to each Funding Date that is not a VFN Draw Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), the Administrator shall prepare and deliver to the Issuer, the Indenture Trustee, the Calculation Agent, the Administrative Agent and each applicable VFN Noteholder a certification (each, a “Funding Certification”) containing a list of each Funding Condition and presenting a yes or no answer beside each indicating whether such Funding Condition has been satisfied and shall state in writing the amount to be funded on that Funding Date. Upon delivery of the Funding Certification, it shall be deemed that the Receivables Seller is in compliance with items (1) – (5) in the Risk Retention Letter, and upon receipt of the

Funding Certification, the Administrative Agent acknowledges the satisfaction of the Funding Conditions related to the Risk Retention Letter.
(b)    VFN Draws, Discretionary Paydowns and Permanent Reductions.
With respect to each VFN:
(i)    (1) By no later than 1:00 p.m. New York City time on the second (2nd) Business Day prior to any Interim Payment Date or Payment Date during the Revolving Period for such VFN on which any applicable Variable Funding Note Class is Outstanding, the Issuer may deliver, or cause to be delivered, to the Administrative Agent, each Noteholder of such Variable Funding Notes and the Indenture Trustee a report (a “VFN Note Balance Adjustment Request”) for such upcoming Funding Date, requesting such Noteholders to fund a VFN Principal Balance increase relating to Escrow Advances or Corporate Advances, on any Class or Classes of VFNs in the amount(s) specified in such request, which request shall instruct the Indenture Trustee to recognize an increase in the related VFN Principal Balance, but not in excess of the lesser of (x) the related Maximum VFN Principal Balance or (y) the amount that would cause the Collateral Test to be violated and (2) by no later than 10:00 a.m. New York City time on the Business Day prior to any Interim Payment Date or Payment Date during the Revolving Period for such VFN on which any applicable Variable Funding Note Class is Outstanding, the Issuer may deliver, or cause to be delivered, to each Noteholder of such Variable Funding Notes and to the Indenture Trustee a VFN Note Balance Adjustment Request for such upcoming Funding Date, requesting such Noteholders to fund a VFN Principal Balance increase relating solely to Delinquency Advances or Delinquent MBS Mortgage Repurchase Advances, on any Class or Classes of VFNs in the amount(s) specified in such request, which request shall instruct the Indenture Trustee to recognize an increase in the related VFN Principal Balance, but not in excess of the lesser of (x) the related Maximum VFN Principal Balance or (y) the amount that would cause the Collateral Test to be violated; provided, however, if the VFN Note Balance Adjustment Request with respect to Delinquency Advances or Delinquent MBS Mortgage Repurchase Advances is delivered after 10:00 a.m. New York City time and before 12:00 noon New York City time on the Business Day prior to any Interim Payment Date or Payment Date during the Revolving Period for such VFN, the Late VFN Note Balance Adjustment Request Fee shall be incurred on the total VFN Principal Balance increase that was funded on the upcoming Funding Date (including VFN Principal Balance increases relating to Escrow Advances and Corporate Advances) despite the late delivery of the VFN Note Balance Adjustment Request relating to Delinquency Advances or Delinquent MBS Mortgage Repurchase Advances; provided, further, no VFN Principal Balance increase shall be funded with respect to any Escrow Advance and Corporate Advance if the related VFN Note Balance Adjustment Request is delivered after 1:00 p.m. New York City time on the second (2nd) Business Day prior to any Interim Payment Date or Payment Date during the Revolving Period for such VFN, and no VFN Principal Balance increase shall be funded with respect to any Delinquency Advance or Delinquent MBS Mortgage Repurchase Advances if the related VFN Note Balance Adjustment Request is delivered after 12:00 noon New York City time on the Business Day prior to any Interim Payment Date or Payment Date during the Revolving Period for such VFN; provided further that no such VFN Note Balance Adjustment Request shall be sent more frequently than twice per calendar week, unless otherwise agreed by the relevant Noteholders. The VFN Note Balance Adjustment Request shall also state the amount, if any, of any principal payment to be made on each Outstanding Class of VFNs on the upcoming Interim Payment Date or Payment Date.

(ii)    From time to time, but not exceeding once per calendar month, during the Revolving Period for such VFN, the Issuer may notify the Administrative Agent, each Noteholder of such Variable Funding Notes, and the Indenture Trustee of a permanent reduction in the Maximum VFN Principal Balance by indicating such reduction on the VFN Note Balance Adjustment Request. Following such permanent reduction, the applicable VFN Noteholders shall only be required to fund increases in the VFN Principal Balance up to such reduced Maximum VFN Principal Balance. Furthermore, following a reduction in the Maximum VFN Principal Balance pursuant to this clause (ii), the Issuer shall not at any time be permitted to request an increase in the Maximum VFN Principal Balance.
(iii)    If the related Funding Certification indicates that all Funding Conditions have been met, the applicable VFN Noteholders shall fund the VFN Principal Balance increase by remitting pro rata (based on such Noteholder’s percentage of the Maximum VFN Principal Balance) the amount stated in the request to the Indenture Trustee by 1:00 p.m. New York City time on the related Funding Date, whereupon the Indenture Trustee shall adjust its records to reflect the increase of the VFN Principal Balance (which increase shall be the aggregate of the amounts received by the Indenture Trustee from the applicable VFN Noteholders) by the later of (i) 3:00 p.m. New York City time on such Funding Date or (ii) two hours after the receipt by the Indenture Trustee of such funds from the VFN Noteholders, so long as, after such increase and after giving effect to any Receivables to be purchased, the Collateral Test will continue to be satisfied, determined based on the VFN Note Balance Adjustment Request and Determination Date Administrator Report. The Indenture Trustee shall be entitled to rely conclusively on any VFN Note Balance Adjustment Request and the related Determination Date Administrator Report and Funding Certification. The Indenture Trustee shall make available on its website to the Issuer or its designee and each applicable VFN Noteholder, notice on such Funding Date as reasonably requested by the Issuer of any increase in the VFN Principal Balance. The Indenture Trustee shall apply and remit any such payment by the VFN Noteholders toward the payment of the related New Receivables Funding Amounts and (if applicable) Excess Receivables Funding Amounts as described in Section 4.3(c). If on any Funding Date there is more than one Series with Outstanding Variable Funding Notes, VFN Draws on such Funding Date shall be made on a pro rata basis among all applicable Outstanding Series of VFNs in their Revolving Periods based on their respective available Borrowing Capacities, unless otherwise provided in the related Indenture Supplement and Note Purchase Agreement. If any VFN Noteholder does not fund its share of a requested VFN draw, one or more other VFN Noteholders may fund all or a portion of such draw, but no other VFN Noteholder shall have any obligation to do so. Draws on VFNs of different Classes within the same Series need not be drawn pro rata relative to each other. Any draws under any VFNs shall be used only (i) to purchase new Receivables pursuant to the Receivables Pooling Agreement (or to fund Receivables previously purchased pursuant to the Receivables Pooling Agreement) and (ii) to provide funding in respect of Excess Receivables Funding Amounts, in each case, in a manner that would not be in violation of any term hereof (including, without limitation, in a manner that would result in a material adverse United States federal income tax consequence to the Trust Estate or any Noteholders).
(c)    Payment of New Receivables Funding Amounts.
(i)    Subject to its receipt of a duly executed Funding Certification from the Administrator pursuant to Section 4.3(a) stating that all Funding Conditions have been satisfied, the Indenture Trustee shall remit to the Issuer (or the Issuer’s designee), by the close of business New York City time on each Funding Date, the amount of (x) the aggregate New Receivables Funding Amount for Facility Eligible Receivables to be funded on such Funding Date and (y) any other amounts to be drawn on the VFNs on such date in respect of Excess Receivables Funding Amounts without causing the related VFN Principal Balance to exceed either (I) the related Maximum VFN Principal Balance or (II) the amount that would cause the Collateral Test not be satisfied, using the following sources of funding in the following order:
(A)    any funds on deposit in the Collection and Funding Account minus the Required Expense Reserve,
(B)    if such Funding Date is a Payment Date, Available Funds allocated for such purpose pursuant to Section 4.5(a)(1)(vii),
(C)    if such Funding Date is an Interim Payment Date, Available Funds allocated for such purpose pursuant to Section 4.4(e), and
(D)    any amounts paid by VFN Noteholders as described in Section 4.3(b);
(ii)    Subject to its receipt of a duly executed Funding Certification from the Administrator pursuant to Series 4.3(a) indicating that all Funding Conditions have been satisfied, the Indenture Trustee shall remit to the Issuer (or the Issuer’s designee) by the close of business on each Interim Payment Date or Payment Date occurring at any time when not all Outstanding Notes are in Full Amortization Periods, (A) the amount of the aggregate New Receivables Funding Amount for Facility Eligible Receivables to be funded on such Interim Payment Date or Payment Date, using (1) Available Funds allocated for such purpose pursuant to Section 4.4(e) or Section 4.5(a)(1)(vii), and (2) any amounts funded by VFN Noteholders in respect of such New Receivables Funding Amount as described in Section 4.3(b) and (B) any amounts funded by VFN Noteholders in respect of Excess Receivables Funding Amounts as described in Section 4.3(b).
(iii)    Except with respect to Delinquency Advance Receivables eligible for funding on a Funding Date prior to disbursement of the related Delinquency Advances pursuant to Section 4.3(e), the Servicer shall not, and the Administrator shall not and shall not permit the Issuer or the Depositor to, request funding for any Receivables except to the extent that the related Advances shall have been disbursed in accordance with the Freddie Mac Guide or the Fannie Mae Guide, as applicable, prior to the receipt of the related New Receivables Funding Amount. Unless and until (i) an Event of Default shall have occurred which has not been waived in accordance with the terms hereof or (ii) a VFN Noteholder or the Majority Noteholders of all Outstanding Notes instruct the Indenture Trustee by a written notice that no portion of the New Receivables Funding Amount may be paid by the Indenture Trustee without first receiving a written certification that all of the related Delinquency Advances have been previously disbursed by the Receivables Seller (a “Cease Pre-Funding Notice”), which may be delivered at any time as deemed necessary by such Noteholder(s) in the exercise of its or their sole and absolute discretion, the Indenture Trustee may pay the New Receivables Funding Amount for Delinquency Advances on any Funding Date. If a Cease Pre-Funding Notice has been delivered, then no Delinquency Advance Receivables may be funded until all the related Delinquency Advances have been deposited into the appropriate Principal and Interest Custodial Account and remitted to Freddie Mac or Fannie Mae, as applicable, in accordance with the Freddie Mac Guide or the Fannie Mae Guide, as applicable, and the Receivables Seller shall have delivered a written certification to such effect to the Indenture Trustee with respect to all related Advances.

For the avoidance of doubt, Credited Advance Fundings shall be accomplished as described in Section 4.2 hereof and Section 3 of the Freddie Mac Consent (if any). Credited Advance Fundings shall not be included in the New Receivables Funding Amounts.
(d)    Delinquency Advance Disbursement Account. Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain an Eligible Account in the name of the Issuer as the Delinquency Advance Disbursement Account. The Delinquency Advance Disbursement Account shall at all times qualify as an Eligible Account. If, at any time, the Delinquency Advance Disbursement Account has ceased to qualify as an Eligible Account, the Indenture Trustee shall within sixty (60) days of the actual knowledge of a Responsible Officer of the Indenture Trustee or through receipt of such notice to the Indenture Trustee that the Delinquency Advance Disbursement Account has ceased to qualify as an Eligible Account, establish a new Delinquency Advance Disbursement Account qualifying as an Eligible Account and transfer any cash and any investments on deposit into such newly established Delinquency Advance Disbursement Account. The taxpayer identification number associated with the Delinquency Advance Disbursement Account shall be that of the Issuer and the Receivables Seller will report for Federal, state and local income tax purposes, the income, if any, on funds on deposit in the Delinquency Advance Disbursement Account. Subject to Section 4.1, funds on deposit from time to time in the Delinquency Advance Disbursement Account shall remain uninvested. The Indenture Trustee shall have and is hereby directed by the Issuer to exercise the sole and exclusive right to disburse funds from the Delinquency Advance Disbursement Account and each of the Servicer, Administrator and Issuer hereby acknowledges and agrees that it shall have no right to provide payment or withdrawal instructions with respect to the Delinquency Advance Disbursement Account or to otherwise direct the disposition of funds from time to time on deposit in the Delinquency Advance Disbursement Account.
(e)    Pre-Funding of Delinquency Advances. On any Funding Date during the Revolving Period for any Series or Class of Notes, the Issuer (or the Servicer on its behalf) may request that all or a portion of the New Receivables Funding Amount be applied in satisfaction of the Servicer’s obligation to make Delinquency Advances with respect to a Designated Pool under one or more Designated Servicing Agreements. Prior to (i) the occurrence of an Event of Default that has not been waived in accordance with the terms hereof or (ii) the receipt by the Indenture Trustee of a Cease Pre-Funding Notice, the Indenture Trustee shall apply the portion of the New Receivables Funding Amount requested by the Issuer (or the Servicer on its behalf) to “Noteholders’ Amounts” (as defined below) in accordance with this Section 4.3(e). Not later than 12:00 p.m. (noon) New York City time on the Business Day preceding each Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), the Issuer (or the Servicer on its behalf) shall deliver a disbursement report (the “Disbursement Report”) to the Indenture Trustee and the Administrative Agent setting forth in reasonable detail (A) the aggregate amount of Delinquency Advances required to be advanced by the Servicer with respect to each Designated Pool under each Designated Servicing Agreement on such Funding Date for which the Servicer desires pre-funding in accordance with this Section 4.3(e) (each such amount, a “Delinquency Advance Amount”), (B) the payment or wiring instructions for the Principal and Interest Custodial Account relating to each Designated Pool with respect to which the Servicer is obligated to disburse Delinquency Advance Amount on such Funding Date, (C) the Series New Receivables Funding Amount for each Series and the full New Receivables Funding Amount, that would apply to each Delinquency Advance Disbursement Amount if such Delinquency Advance Amount were a Delinquency Advance Receivable (such Collateral Value, the “Noteholders’ Amount”), and (D) a calculation for each Delinquency Advance Amount of the excess of such Delinquency Advance Amount over the Noteholders’ Amount (such excess, the “Issuer Amount”). Not later than 11:00 a.m. New York City time on each Funding Date, (x) the Issuer (or the Servicer on its behalf) shall deposit to the Delinquency Advance Disbursement Account in cash or immediately available funds, an amount equal to the sum of the Issuer Amounts with respect to each Designated Pool and

(y) the Indenture Trustee shall transfer to the Delinquency Advance Disbursement Account, out of the proceeds of the New Receivables Funding Amount, an amount equal to the sum of the Noteholders’ Amounts with respect to each Designated Pool. Not later than 12:00 p.m. (noon) New York City time on each Funding Date, the Indenture Trustee will, solely from funds on deposit in the Delinquency Advance Disbursement Account, remit the Delinquency Advance Amount with respect to each Designated Pool to the applicable Principal and Interest Custodial Accounts listed in the related Disbursement Report. Notwithstanding anything to the contrary contained herein, the Indenture Trustee shall not transfer any funds from the Collection and Funding Account to the Delinquency Advance Disbursement Account or disburse any Delinquency Advance Amount on any Funding Date unless it shall have confirmed receipt of the sum of the Issuer Amounts described on the related Disbursement Report.
(f)    Limited Funding Dates. On any Limited Funding Date, subject to its receipt of a duly executed Funding Certification from the Administrator pursuant to Section 4.3(a) stating that all Funding Conditions have been satisfied, the Indenture Trustee shall, by the close of business New York City time on each Limited Funding Date occurring during the Revolving Period for any Series or Class of Notes, (i) remit to the Issuer (or the Issuer’s designee) the amount of the aggregate New Receivables Funding Amount for Facility Eligible Receivables to be funded on such Limited Funding Date, using only funds on deposit in the Collection and Funding Account minus the Required Expense Reserve, and (ii) thereafter, release any Net Excess Cash Amount to the Depositor as holder of the Owner Trust Certificate it being understood that no such Net Excess Cash Amounts may be paid to the Depositor under this clause (f) if, after the payment of such cash amounts, the Collateral Test would no longer be satisfied. Notwithstanding anything to the contrary herein, no draws on Variable Funding Notes may be made on a Limited Funding Date, and no payments on any Notes shall be made on a Limited Funding Date, as Limited Funding Dates shall not be treated as Interim Payment Dates but instead shall be for the sole purpose of funding Receivables, funding the Accumulation Accounts and the Series Reserve Account for each Series as described in the following sentence and releasing Net Excess Cash Amounts to the extent permissible under the terms of this Indenture. On each Limited Funding Date, prior to amounts being released for the purchase of Receivables in accordance with the first sentence of this Section 4.3(f), the Indenture Trustee shall release from the Collection and Funding Account to each of the Fee Accumulation Account, Interest Accumulation Account, Target Amortization Principal Accumulation Account and the Series Reserve Account for each Series, the amounts required to be deposited therein for such Limited Funding Date in order for the Funding Conditions to be satisfied on such date.
(g)    Notwithstanding anything to the contrary herein or in any other Transaction Document, unless the Indenture Trustee has received notice of a Consent Withdrawal Date, the Indenture Trustee shall be under no obligation to confirm that a Freddie Mac Consent or Fannie Mae Acknowledgment has not been withdrawn.  Further, the Indenture Trustee shall be entitled to rely on any Funding Certification and will not be bound to make any investigation into the accuracy thereof.

Section 4.4.	Interim Payment Dates.
On each Interim Payment Date, the Indenture Trustee shall allocate and pay or deposit (as specified below) all Available Funds held in the Collection and Funding Account as set forth below, in the following order of priority and in the amounts set forth in the Interim Payment Date Report for such Interim Payment Date:
(a)    to the Fee Accumulation Account, amounts necessary to be deposited therein such that the amount on deposit in such account equals the Fee Accumulation Amount for such Interim Payment Date (other than any amounts that constitute Defaulting Counterparty Termination Payments);

(b)    to the Interest Accumulation Account, amounts necessary to be deposited therein such that the amount on deposit in such account equals the Interest Accumulation Amount for such Interim Payment Date;
(c)    to the Series Reserve Account for each Series, the amount required to be deposited therein so that, after giving effect to such deposit, the amount standing to the credit of such Series Reserve Account shall be equal to the related Series Reserve Required Amount;
(d)    prior to the Full Amortization Period, to the Target Amortization Principal Accumulation Account, amounts necessary to be deposited therein such that the amount on deposit in such account equals the Target Amortization Amount for the next Payment Date in respect of each Class of Notes that is in its Target Amortization Period, not including any such Class for which the related Indenture Supplement provides that there will be no intra-month reservation of Target Amortization Principal Accumulation Amounts;
(e)    to be retained in the Collection and Funding Account, the aggregate New Receivables Funding Amount for any Facility Eligible Receivables to be funded on such Interim Payment Date (without duplicating any portion of such New Receivables Funding Amount to be paid using the proceeds of an increase in any VFN Principal Balance) and the aggregate Excess Receivables Funding Amount to be funded on such Interim Payment Date; provided that no New Receivables Funding Amounts will be released to fund new Receivables and no Excess Receivables Funding Amounts will be released under this clause (e) unless the Funding Conditions have been met;
(f)    prior to the Full Amortization Period, to pay down the VFN Principal Balance of each Outstanding Class of VFNs, pro rata based on their respective Note Balances, the amount necessary to satisfy the Collateral Test after giving effect to the allocations, payments and distributions in clauses (a) through (e) above;
(g)    to pay any Series Fees payable to any Person in excess of the Series Fee Limit (including any Defaulting Counterparty Termination Payments);
(h)    to pay down the VFN Principal Balance of each Outstanding Class of VFNs pro rata, based on their respective Note Balances, such amount as may be designated by the Administrator;
(i)    as directed by the Administrator on behalf of Issuer, to pay any portion or all of any Excess Cash Amount to any Sinking Fund Account or Sinking Fund Accounts; and
(j)    any Net Excess Cash Amount to or at the direction of the Depositor as holder of the Owner Trust Certificate, it being understood that no such Net Excess Cash Amounts may be paid to the Depositor under this clause (j) if, after the payment of such cash amounts, the Collateral Test would no longer be satisfied.

Section 4.5.	Payment Dates.
(a)    On each Payment Date, the Indenture Trustee shall transfer the related Available Funds or Series Available Funds, as applicable, on deposit in the Collection and Funding Account, the Interest Accumulation Account, the Fee Accumulation Account and the Target Amortization Principal Accumulation Account for such Payment Date to the Note Payment Account. On each Payment Date, the Paying Agent shall apply such Available Funds or Series Available Funds, as applicable, (and other amounts as specifically noted in clause (1)(v) below) in the following order of priority and in the amounts set forth in the Payment

Date Report for such Payment Date (provided that amounts on deposit in the Target Amortization Principal Accumulation Account may only be used to pay the Target Amortization Amounts of the Classes for which the related Indenture Supplement provides that there will be intra-month reservation of Target Amortization Principal Accumulation Amounts (pro rata based on their respective Target Amortization Principal Accumulation Amounts)):
(1)    prior to the Full Amortization Period, the Available Funds shall be allocated in the following order of priority:
(i)    to the Indenture Trustee (in all its capacities), the Indenture Trustee Fee, and to the Owner Trustee (to the extent not otherwise paid pursuant to the Trust Agreement or the Administration Agreement), the Owner Trustee Fee payable on such Payment Date, plus, (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit) all reasonable out-of-pocket expenses and indemnification amounts owed to the Indenture Trustee (in all capacities) and Wells Fargo Bank, N.A. (in all capacities) and the Owner Trustee on such Payment Date, from funds in the Fee Accumulation Account, with respect to expenses and indemnification amounts to the extent such expenses and indemnification amounts have been invoiced or noticed to the Administrator, first, out of amounts on deposit in the Fee Accumulation Account which were deposited into the Fee Accumulation Account on an Interim Payment Date specifically for such items and then, any remaining unpaid amounts out of other Available Funds;
(ii)    to each Person (other than the Indenture Trustee or the Owner Trustee) entitled to receive Fees or Series Fees or Undrawn Fees or Late VFN Note Balance Adjustment Request Fees on such date, the Fees or Series Fees (other than Defaulting Counterparty Termination Payments) or Undrawn Fees or Late VFN Note Balance Adjustment Request Fees payable to any such Person with respect to the related Monthly Advance Collection Period or Interest Accrual Period, as applicable, plus (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit or Increased Costs Limit, as appropriate, and allocated pro rata based on the amounts due to each such Person and subject in the case of Series Fees to the applicable Series Fee Limit) all reasonable out-of-pocket expenses and indemnification amounts owed for Administrative Expenses of the Issuer and for Increased Costs or any other amounts (including Undrawn Fees and Late VFN Note Balance Adjustment Request Fees ) due to any Noteholder and any Series Fees due as specified in an Indenture Supplement (other than Defaulting Counterparty Termination Payments), subject to the related Series Fee Limit, pursuant to the Transaction Documents with respect to expenses, indemnification amounts, Increased Costs, Undrawn Fees, Late VFN Note Balance Adjustment Request Fees, Series Fees and other amounts to the extent such expenses, indemnification amounts, Increased Costs, Undrawn Fees, Late VFN Note Balance Adjustment Request Fees, Series Fees and other amounts have been invoiced or noticed to the Administrator and the Indenture Trustee (in the case of any Late VFN Note Balance Adjustment Request Fees, as invoiced or noticed by the Administrative Agent or the Administrator) and to the extent such amounts were deposited into the Fee Accumulation Account on a preceding Interim Payment Date, and thereafter from other Available Funds, if necessary;
(iii)    to the Noteholders of each Series of Notes, pro rata based on their respective interest entitlement amounts, the related Cumulative Interest Shortfall Amounts attributable to unpaid Interest Amounts from prior Payment Dates, and the Interest Amount for the current Payment Date, for each such Class; provided that if the amount of Available Funds on deposit in the Collection and Funding Account on such day is insufficient to pay any amounts in respect of any Class pursuant to this clause (iii), the Indenture Trustee shall withdraw from the Series Reserve Account for such Class an amount equal to the lesser of the amount then on deposit in such Series Reserve Account and the amount of such shortfall for disbursement to the Noteholders of such Class in reduction of such shortfall, with all such amounts paid to a Series under this clause (iii) allocated among the Classes of such Series as provided in the related Indenture Supplement;
(iv)    to the Series Reserve Account for each Series, any amount required to be deposited therein so that, after giving effect to such deposit, the amount on deposit in such Series Reserve Account on such day equals the related Series Reserve Required Amount;
(v)    to the Noteholders of each Class of Notes for which the Target Amortization Period has commenced, the Target Amortization Amount for such Class on such Payment Date, first payable from any amounts on deposit in the Target Amortization Principal Accumulation Account in respect of such Class, allocated pro rata among any such Classes based on their respective Target Amortization Amounts, and thereafter payable from other Available Funds or proceeds of draws on VFNs or other companion Notes described in the related Indenture Supplement, pro rata based on their respective Target Amortization Amounts;
(vi)    to the extent necessary to satisfy the Collateral Test, (1) to pay down the respective VFN Principal Balances of each Outstanding Class of VFNs, pro rata based on their respective Note Balances, until the earlier of satisfaction of the Collateral Test or reduction of all VFN Principal Balances to zero, and thereafter (2) to reserve cash in the Collection and Funding Account to the extent necessary to satisfy the Collateral Test;
(vii)    to the Collection and Funding Account, for disbursement to the Issuer (or the Issuer’s designee), the aggregate New Receivables Funding Amount for any Facility Eligible Receivables to be funded on such Payment Date (without duplicating any portion of such New Receivables Funding Amount to be paid using the proceeds of an increase in any VFN Principal Balance) and the aggregate Excess Receivables Funding Amount to be funded on such Payment Date;
(viii)    to the Noteholders of each Series of Notes, pro rata based on their respective Default Supplemental Fees, ERD Supplemental Fees and related shortfall entitlement amounts, the amount necessary to reduce the accrued and unpaid Default Supplemental Fees, Cumulative Default Supplemental Fee Shortfall Amounts, ERD Supplemental Fees and Cumulative ERD Supplemental Fee Shortfall Amounts for each such Series to zero, with amounts paid on a Series pursuant to this clause being allocated among the Classes within such Series as specified in the related Indenture Supplement;
(ix)    pro rata, based on their respective invoiced or reimbursable amounts and without regard to the applicable Expense Limit or Series Fee Limit, (A) to the Indenture Trustee (in all its capacities) and the Owner Trustee for any amounts payable to the Indenture Trustee and the Owner Trustee pursuant to this Indenture or the Trust Agreement to the extent not paid under clause (i) above, (B) to the Verification Agent for any amounts payable to the Verification Agent pursuant to this Indenture to the extent not paid under clause (ii) above, (C) to the Securities Intermediary for any indemnification amounts owed to the Securities Intermediary as described in Section 4.9; (D) all Administrative Expenses of the Issuer not paid under clause (ii) above; (E) to the Noteholders of any Notes to cover Increased Costs, pro rata among multiple Series based on their respective Increased Costs amounts (and among multiple Classes, allocated within any Series as described in the related Indenture Supplement); (F) any Series Fees (including any Defaulting Counterparty Termination Payments) due pursuant to the related Indenture Supplement in excess of the applicable

Series Fee Limit; or (G) any other amounts payable pursuant to this Indenture or any other Transaction Document and not paid under clause (ii) above;
(x)    if and to the extent so directed by the Administrator on behalf of the Issuer, to the Noteholders of each Class of VFNs, an amount to be applied to pay down the respective VFN Principal Balances equal to the lesser of (A) the amount specified by the Administrator and (B) the amount necessary to reduce the VFN Principal Balances to zero, paid pro rata among each VFN Classes based on their respective Note Balances;
(xi)    as directed by the Administrator on behalf of the Issuer, to pay any portion or all of any Excess Cash Amount to any Sinking Fund Account or Sinking Fund Accounts; and
(xii)     any Net Excess Cash Amount to or at the direction of the Depositor as holder of the Owner Trust Certificate, to the extent that the Collateral Test would not, following any such payment, be breached; provided that amounts due and owing to the Owner Trustee and not previously paid hereunder or under any other Transaction Document shall be paid prior to such payment.
(2)    During the Full Amortization Period, the Series Available Funds for each Series shall be allocated in the following order of priority:
(i)    to the Indenture Trustee (in all its capacities), the Indenture Trustee Fee, and to the Owner Trustee (to the extent not otherwise paid pursuant to the Trust Agreement or the Administration Agreement), the Owner Trustee Fee payable on such Payment Date, plus all reasonable out-of-pocket expenses and indemnification amounts owed to the Indenture Trustee (in all capacities) and the Owner Trustee on such Payment Date, with respect to expenses and indemnification amounts to the extent such expenses and indemnification amounts have been invoiced or noticed to the Administrator and subject to the applicable Expense Limit and Series Fee Limit;
(ii)    to each Person (other than the Indenture Trustee or the Owner Trustee) entitled to receive Fees on such date, the Fees payable to any such Person with respect to the related Monthly Advance Collection Period or Interest Accrual Period, as applicable, plus) all reasonable out-of-pocket expenses and indemnification amounts owed for Administrative Expenses of the Issuer with respect to expenses, indemnification amounts and other amounts to the extent such expenses, indemnification amounts and other amounts have been invoiced or noticed to the Administrator and the Indenture Trustee and subject to the applicable Expense Limit and Series Fee Limit;
(iii)    thereafter, the remaining Series Available Funds for each Series shall be allocated in the following order of priority (or in such other order of priority as specified in the related Indenture Supplement):
(A)    any Series Fees (other than Defaulting Counterparty Termination Payments and any Undrawn Fees), subject to the related Series Fee Limit and to the extent such amounts were deposited into the Fee Accumulation Account on or prior to a preceding Interim Payment Date;
(B)    any Undrawn Fees or Late VFN Note Balance Adjustment Request Fees payable to any VFNs included in the related Series;

(C)    to the Noteholders of the related Series of Notes, the related Cumulative Interest Shortfall Amounts attributable to unpaid Interest Amounts from prior Payment Dates and the Interest Amount for the current Payment Date, for each related Class; provided that if the amount of related Series Available Funds on such day is insufficient to pay any amounts in respect of any related Class pursuant to this clause (iii)(C) the Indenture Trustee shall withdraw from the Series Reserve Account for such Class an amount equal to the lesser of the amount then on deposit in such Series Reserve Account and the amount of such shortfall for disbursement to the Noteholders of such Class in reduction of such shortfall, with all such amounts paid to a Series under this clause (iii)(C) allocated among the Classes of such Series as provided in the related Indenture Supplement;
(D)    to the Noteholders of the related Series of Notes, remaining Series Available Funds up to the aggregate unpaid Note Balances to reduce Note Balances in the order specified in the related Indenture Supplement, until all such Note Balances have been reduced to zero;
(E)    to the Noteholders of the related Series of Notes, the amount necessary to reduce the accrued and unpaid Default Supplemental Fees, Cumulative Default Supplemental Fee Shortfall Amounts, ERD Supplemental Fees and Cumulative ERD Supplemental Fee Shortfall Amounts for such Series to zero, with amounts paid on a Series pursuant to this clause being allocated among the Classes within such Series as specified in the related Indenture Supplement; and
(F)    to be allocated to other Series to run steps (A) through (E) above for such other Series, to the extent the Series Available Funds for such other Series were insufficient to make such payments, allocated among such other Series pro rata based on the amounts of their respective shortfalls.
(iv)    out of all remaining Series Available Funds for all Series, pro rata, based on their respective invoiced or reimbursable amounts and without regard to the applicable Expense Limit, (A) to the Indenture Trustee (in all its capacities) and the Owner Trustee for any amounts payable to the Indenture Trustee and the Owner Trustee pursuant to this Indenture or the Trust Agreement to the extent not paid under clause (i) above, (B) to the Verification Agent for any amounts payable to the Verification Agent pursuant to this Indenture to the extent not paid under clause (ii) above, (C) to the Securities Intermediary for any indemnification amounts owed to the Securities Intermediary as described in Section 4.9; (D) all Administrative Expenses of the Issuer not paid under clause (ii) above; (E) any Series Fees (including any Defaulting Counterparty Termination Payments) due to any Derivative Counterparty in excess of the applicable Series Fee Limit; and (F) to the Noteholders of any Notes to cover Increased Costs, pro rata among multiple Classes based on their respective Increased Costs amounts or any other amounts payable pursuant to this Indenture or any other Transaction Document and not paid under clause (ii) above;
(v)    out of all remaining Series Available Funds for all Series, to pay any other amounts required to be paid before Net Excess Cash Amounts are paid to the Depositor pursuant to one or more Indenture Supplements; and
(vi)    out of all remaining Series Available Funds for all Series, any Net Excess Cash Amount to or at the direction of the Depositor as holder of the Owner Trust Certificate.

The amounts payable under clause (i) or (ii) above shall be paid out of each Series’ Series Available Funds based on such Series’ Series Allocation Percentage of such amounts payable on such Payment Date.  If, on any Payment Date, the Series Available Funds for any Series is less than the amount payable under clauses (i) and (ii) above out of such Series’ Series Available Funds (any such difference, a “shortfall amount”), the amount of such shortfall amount shall be paid out of the Series Available Funds for each Series that does not have a shortfall amount, in each case, based on such Series’ relative Series Invested Amount.
(b)    Any proceeds received by the Issuer under a Derivative Agreement or Supplemental Credit Enhancement Agreement for a Series or Class shall be applied to supplement amounts payable with respect to such Series under Section 4.5(a), as set forth in the related Indenture Supplement. Amounts payable to any Derivative Counterparty or Supplemental Credit Enhancement Provider with respect to any Series or Class shall be designated as “Series Fees” for purposes of this Indenture and the related Indenture Supplement, and particularly, Sections 4.4 and 4.5 hereof.
(c)    On each Payment Date, the Indenture Trustee shall instruct the Paying Agent to pay to each Noteholder of record on the related Record Date the amount to be paid to such Noteholder in respect of the related Note on such Payment Date by wire transfer if appropriate instructions are provided to the Indenture Trustee in writing no later than five (5) Business Days prior to the related Record Date, or, if a wire transfer cannot be effected, by check delivered to each Noteholder of record on the related Record Date at the address listed on the records of the Note Registrar.
(d)    Notwithstanding anything to the contrary in this Indenture, the Indenture Supplement providing for the issuance of any Series of Notes within which there are one or more Classes of Notes may specify the allocation of payments among such Classes payable pursuant to Sections 4.4 and 4.5 hereof, providing for the subordination of such payments on the subordinated Series or Class, and any such provision in such an Indenture Supplement shall have the same effect as if set forth in this Indenture and any related Indenture Supplement, all to the extent an Issuer Tax Opinion is delivered as to such Series at its issuance.
(e)    [Reserved].
(f)    On each Payment Date, the Indenture Trustee shall make available, in the same manner as described in Section 3.5, a report stating all amounts paid to the Indenture Trustee (in all its capacities) or Wells Fargo Bank, N.A. (in all its capacities) pursuant to this Section 4.5 on such Payment Date.
(g)    The Indenture Trustee shall withdraw, on each Payment Date and Funding Date and use as Available Funds, the amount by which (i) the amount then on deposit in the Fee Accumulation Account exceeds the Fee Accumulation Amount, (ii) the amount then on deposit in the Interest Accumulation Account exceeds the Interest Accumulation Amount and (iii) the amount then on deposit in the Target Amortization Principal Accumulation Account exceeds the Target Amortization Amount, in each case, after giving effect to all payments required to be made from such Trust Accounts and the Note Payment Account on such date. During the Full Amortization Period all amounts on deposit in the Accumulation Accounts will be available for the benefit of all Outstanding Notes in accordance with the definition of “Series Available Funds”.
(h)    On the Expected Repayment Date (unless such Expected Repayment Date shall occur during the Full Amortization Period) for any Class of Notes with respect to which a Sinking Fund Account has been established, the Indenture Trustee shall transfer all amounts on deposit in such Sinking Fund Account to the Note Payment Account for the repayment of the Note Balance of such Class of Notes. During the Full Amortization Period all amounts on deposit in the Sinking Fund Accounts with respect to Sinking Fund

Classes will be available for the benefit of all Outstanding Notes in accordance with the definition of “Series Available Funds”.

Section 4.6.	Series Reserve Account.
(a)    Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain a Series Reserve Account or Accounts for each Series, each of which shall be an Eligible Account, for the benefit of the Secured Parties of such Series. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. On or prior to the Issuance Date for each Series, the Issuer shall cause an amount equal to the related Series Reserve Required Amount(s) to be deposited into the related Series Reserve Account(s). Thereafter, on each Payment Date and Interim Payment Date, the Indenture Trustee shall withdraw Available Funds from the Note Payment Account and deposit them into each such Series Reserve Account pursuant to, and to the extent required by, Section 4.5(a) and the related Indenture Supplement.
(b)    On each Payment Date, an amount equal to the aggregate of amounts described in clauses (i), (ii) and (iii) of Section 4.5(a)(1) or clauses (i), (ii) and (iii)(A) through (C) of Section 4.5(a)(2) allocable to the related Series, as appropriate, and which is not payable out of Available Funds or the related Series Available Funds, as applicable, due to an insufficiency of Available Funds or Series Available Funds, as applicable, shall be withdrawn from such Series Reserve Account by the Indenture Trustee and remitted to the Note Payment Account for payment in respect of the related Class’ allocable share of such items as described in Section 4.5(a) or the related Indenture Supplement. On any Payment Date on which amounts are withdrawn from such Series Reserve Account pursuant to Section 4.5(a), no funds shall be withdrawn from the Collection and Funding Account (or from the Note Payment Account for deposit into the Collection and Funding Account) to pay New Receivables Funding Amounts or amounts to the Issuer pursuant to Section 4.3 if, after giving effect to the withdrawals described in the preceding sentences, the amount then standing to the credit of such Series Reserve Account is less than the related Series Reserve Required Amount. All Collections received in the Collection and Funding Account shall be deposited into the related Series Reserve Accounts until the amount on deposit in each Series Reserve Account equals the related Series Reserve Required Amount, as described in Section 4.5 and the related Indenture Supplement. For purposes of the foregoing the portion of any such fees and expenses payable under clause (i) or (ii) shall equal the related Series Allocation Percentage of the amounts payable under such clause.
(c)    If on any Payment Date the amount on deposit in a Series Reserve Account is equal to or greater than the aggregate Note Balance for the related Series (after payment on such Payment Date of the amounts described in Section 4.5) the Indenture Trustee will withdraw from such Series Reserve Account the aggregate Note Balance for such Series and remit it to the Noteholders of the Notes of such Series in reduction of the aggregate Note Balance for all Classes of Notes of such Series that are Outstanding. On the Stated Maturity Date for the latest maturing Class in a Series, the balance on deposit in the related Series Reserve Account shall be applied as a principal payment on the Notes of that Series to the extent necessary to reduce the aggregate Note Balance for that Series to zero. On any Payment Date after payment of principal on the Notes and when no Event of Default has occurred and has not be waived in accordance with the terms hereof, the Indenture Trustee shall withdraw from each Series Reserve Account the amount by which the balance of the Series Reserve Account exceeds the related Series Reserve Required Amount and pay such amount to the Depositor as holder of the Owner Trust Certificate.
(d)    Amounts held in a Series Reserve Account shall be invested in Permitted Investments at the direction of the Administrator as provided in Section 4.1.

(e)    On any Payment Date, after payment of all amounts pursuant to Section 4.5(a), if the Collateral Test is not satisfied or if an Event of Default shall have occurred (unless such Event of Default shall have been waived in accordance with the terms hereof), the Indenture Trustee shall withdraw from each Series Reserve Account the amount by which the amount standing to the credit of such Series Reserve Account exceeds the related Series Reserve Required Amount, and shall apply such excess to reduce the Note Balances of the Notes of the related Series, pursuant to Section 4.5(b). Such principal payments shall be made pro rata based on Note Balances to multiple Classes within a Series, except that in a Full Amortization Period such principal payment shall be made in accordance with the terms and provisions of the related Indenture Supplement. On any Payment Date following the payment in full of all principal payable in respect of the related Series or Class of Notes, the Indenture Trustee shall withdraw any remaining amounts from the related Series Reserve Account and distribute it to the Depositor as holder of the Owner Trust Certificate. Amounts paid to the Depositor or its designee pursuant to the preceding sentence shall be released from the Security Interest.
(f)    If on any Funding Date, the amount on deposit in one or more Series Reserve Accounts is less than the related Series Reserve Required Amounts, then the Administrator may direct the Indenture Trustee to transfer from the Collection and Funding Account to such Series Reserve Accounts an amount equal to the amount by which the respective Series Reserve Required Amounts exceed the respective amounts then on deposit in the related Series Reserve Accounts.
(g)    For the avoidance of doubt, any funds on deposit in any Series Reserve Account or any Derivative Account are to be applied to make any required payments in respect of the related Series or Class of Notes only, and no other Series or Class of Notes shall have any interest or claim against such amounts on deposit. Notwithstanding the foregoing, if any Series or Class of Notes is deemed to have an interest or claim on the funds on deposit in the Series Reserve Account or the Derivative Account established for another Series, it shall not receive any amounts on deposit in such Series Reserve Account or Derivative Account unless and until the Series or Class of Notes related to such Series Reserve Account or Derivative Account are paid in full and are no longer Outstanding. The provisions of this Section 4.6(g) constitute a “subordination agreement” for purposes of Section 510(a) of the Bankruptcy Code.

Section 4.7.	Collection and Funding Account, Interest Accumulation Account, Fee Accumulation Account, Target Amortization Principal Accumulation Account and Sinking Fund Accounts.
(a)    Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain the Collection and Funding Account, which shall be an Eligible Account, for the benefit of the Secured Parties. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. The Indenture Trustee shall deposit and withdraw Available Funds from the Collection and Funding Account pursuant to, and to the extent required by, Section 4.4 and Section 4.5.
(b)    Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain the Fee Accumulation Account, the Interest Accumulation Account and the Target Amortization Principal Accumulation Account, each of which shall be an Eligible Account, for the benefit of the Noteholders. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days.
(c)    On each Payment Date, an amount equal to the aggregate of amounts described in Section 4.5(a) shall be withdrawn from each Fee Accumulation Account, Interest Accumulation Account and Target

Amortization Principal Accumulation Account by the Indenture Trustee and remitted for payments as described therein. During the Full Amortization Period all amounts on deposit in the Accumulation Accounts will be available for the benefit of all Outstanding Notes in accordance with the definition of “Series Available Funds”.
(d)    The Indenture Trustee shall withdraw, on each Payment Date and Interim Payment Date and use as Available Funds, the amount by which (i) the amount then on deposit in the Fee Accumulation Account exceeds the Fee Accumulation Amount, (ii) the amount then on deposit in the Interest Accumulation Account exceeds the Interest Accumulation Amount, and (iii) the amount by which the amount then on deposit in the Target Amortization Principal Accumulation Account exceeds the Target Amortization Amount of all Target Amortization Classes, in each case, after giving effect to all payments required to be made from such Trust Accounts and the Note Payment Account on such date.
(e)    The Administrator on behalf of the Issuer may, in its sole and absolute discretion, from time to time on or after the Closing Date, direct the Indenture Trustee pursuant to an Issuer Certificate to establish a Sinking Fund Account for any Class of Notes and upon receipt by the Indenture Trustee of such direction, the Indenture Trustee shall establish and maintain each such Sinking Fund Account specified by the Administrator on behalf of the Issuer in its direction to the Indenture Trustee, which shall be an Eligible Account, for the benefit of the Secured Parties. Any direction by the Administrator on behalf of the Issuer to the Indenture Trustee pursuant to an Issuer Certificate to establish a Sinking Fund Account shall include a specification by the Issuer of the Class to which such Sinking Fund Account shall relate. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. The Indenture Trustee shall deposit and withdraw Available Funds from a Sinking Fund Account pursuant to, and to the extent required by, Section 4.5. During the Full Amortization Period all amounts on deposit in the Sinking Fund Accounts with respect to Sinking Fund Classes will be available for the benefit of all Outstanding Notes in accordance with the definition of “Series Available Funds”.

Section 4.8.	Note Payment Account.
(a)    Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain the Note Payment Account, which shall be an Eligible Account, for the benefit of the Secured Parties. If the Note Payment Account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. The Note Payment Account shall be funded to the extent that (i) the Issuer shall remit to the Indenture Trustee the Redemption Amount for a Class of Notes pursuant to Section 13.1, (ii) the Indenture Trustee shall remit thereto any Available Funds from the Collection and Funding Account pursuant to Section 4.2(b), (iii) the Indenture Trustee shall remit thereto any Available Funds from the Interest Accumulation Account, the Target Amortization Principal Accumulation Account and the Fee Accumulation Account pursuant to Section 4.5 and (iv) the Indenture Trustee shall transfer amounts from an applicable Series Reserve Account pursuant to, and to the extent required by, Section 4.6.
(b)    On each Payment Date, an amount equal to the aggregate of amounts described in Section 4.5(a) shall be withdrawn from the Note Payment Account by the Indenture Trustee and remitted to the Noteholders and other Persons or accounts described therein for payment as described in that Section, and upon payments of all sums payable hereunder as described in Section 4.5(a), as applicable, any remaining amounts then on deposit in the Note Payment Account shall be released from the Security Interest and paid to Depositor or its designee.

(c)    Amounts held in the Note Payment Account may be invested in Permitted Investments at the direction of the Administrator as provided in Section 4.1.

Section 4.9.	Securities Accounts.
(a)    Securities Intermediary. The Issuer and the Indenture Trustee hereby appoint Wells Fargo Bank, N.A., as Securities Intermediary with respect to the Trust Accounts. The Security Entitlements and all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such account and all proceeds thereof, held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the Indenture Trustee for the benefit of the Secured Parties. Upon the termination of this Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Notes or interests therein, the Noteholders and all beneficial owners of Notes shall be deemed to have appointed Wells Fargo Bank, N.A., as Securities Intermediary. Wells Fargo Bank, N.A. hereby accepts such appointment as Securities Intermediary.
(i)    With respect to any portion of the Trust Estate that is credited to the Trust Accounts, the Securities Intermediary agrees that:
(A)    with respect to any portion of the Trust Estate that is held in deposit accounts, each such deposit account shall be subject to the security interest granted pursuant to this Indenture, and the Securities Intermediary shall comply with instructions originated by the Indenture Trustee directing dispositions of funds in the deposit accounts without further consent of the Issuer and otherwise shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;
(B)    any and all property credited to the Trust Accounts shall be treated by the Securities Intermediary as Financial Assets;
(C)    any portion of the Trust Estate that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account in accordance with the Securities Intermediary’s customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto over which the Securities Intermediary or such other institution has “control” (as defined in the UCC); and
(D)    it will use reasonable efforts to promptly notify the Indenture Trustee and the Issuer if any other Person claims that it has a property interest in a Financial Asset in any Trust Account and that it is a violation of that Person’s rights for anyone else to hold, transfer or deal with such Financial Asset.
(ii)    The Securities Intermediary hereby confirms that (A) each Trust Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Indenture treat the Indenture Trustee as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, (B) any portion of the Trust Estate in respect of any Trust Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any Financial Asset credited to any Trust Account be registered in the name of the Issuer or the Administrator, payable to the order of the Issuer or the Administrator or specially endorsed to any of such Persons.
(iii)    If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer or the Administrator or any other Person. If at any time the Indenture Trustee notifies the Securities Intermediary in writing that this Indenture has been discharged in accordance herewith, then thereafter if the Securities Intermediary shall receive any order from the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person.
(iv)    In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Account or any Financial Asset or Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee. The Financial Assets and Security Entitlements credited to the Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Indenture Trustee in the case of the Trust Accounts.
(v)    There are no other agreements entered into between the Securities Intermediary in such capacity, and the Securities Intermediary agrees that it will not enter into any agreement with, the Issuer, the Administrator, or any other Person (other than the Indenture Trustee) with respect to any Trust Account. In the event of any conflict between this Indenture (or any provision of this Indenture) and any other agreement (other than any Consent) now existing or hereafter entered into, the terms of this Indenture shall prevail.
(vi)    The rights and powers granted herein to the Indenture Trustee have been granted in order to perfect its interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will not be affected by the bankruptcy of the Issuer, the Administrator or the Receivables Seller nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the interest of the Indenture Trustee in the Trust Accounts and in such Security Entitlements, has been terminated pursuant to the terms of this Indenture and the Indenture Trustee has notified the Securities Intermediary of such termination in writing.
(b)    Definitions; Choice of Law. Capitalized terms used in this Section 4.9 and not defined herein shall have the meanings assigned to such terms in the New York UCC. For purposes of Section 8‑110(e) of the New York UCC, the “securities intermediary’s jurisdiction” shall be the State of New York.
(c)    Limitation on Liability. None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Noteholders for any action taken, or not taken, in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee or the Noteholders which would otherwise be imposed by reason of the

Securities Intermediary’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, on its face, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document.
(d)    Hague Convention. (i) At the time of the Securities Intermediary’s entry into the governing law provisions of any agreement between the Issuer and the Securities Intermediary governing the Trust Accounts (each such agreement, an “Account Agreement”) that are currently in force, (ii) at each time of any later amendment to any Account Agreement that reaffirmed or amended such governing law provisions, and (iii) as of the date hereof: the Securities Intermediary had and has an office located in the United States of America, that is not a temporary office, and that engaged and engages in a business or other regular activity of maintaining securities accounts within the meaning of Article 4(1)(a)(iii) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held With an Intermediary.

Section 4.10.	Notice of Adverse Claims.
Except for the claims and interests of the Secured Parties in the Trust Accounts, the Securities Intermediary has no actual knowledge of any claim to, or interest in, any Trust Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Trust Account or in any financial asset carried therein of which a Responsible Officer of the Securities Intermediary has actual knowledge, the Securities Intermediary will notify the Noteholders, the Indenture Trustee and the Issuer thereof within two (2) Business Days.

Section 4.11.	No Gross Up.
No Person, including the Issuer, shall be obligated to pay any additional amounts to the Noteholders or Note Owners as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges. In addition, the Indenture Trustee will withhold on payments of Undrawn Fees to Non-U.S. Noteholders unless such Noteholder provides a correct, complete and executed U.S. Internal Revenue Service Form W-8ECI or is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation on U.S. source Undrawn Fees and such Non-U.S. Noteholder provides a correct, complete and executed U.S. Internal Revenue Service Form W-8BEN or W-8BEN-E. The Indenture Trustee may rely on such U.S. Internal Revenue Service Form W-8ECI, W-8BEN or W-8BEN-E to evidence the Noteholders’ eligibility.

Section 4.12.	Full Amortization Period; Target Amortization Events.
Upon the occurrence of an Event of Default, the Revolving Period or Target Amortization Period for all Classes and Series of the Notes shall automatically terminate and the Full Amortization Period for all Outstanding Notes shall commence without further action on the part of any Person, unless, together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Series Required Noteholders for each Series of Variable Funding Notes that are Outstanding notify the Indenture Trustee that they have waived the occurrence of such Event of Default and consent to the continuation of the Revolving Period or Target Amortization Period, as the case may be, for each Outstanding Series that is still in its Revolving Period or Target Amortization Period; provided, however, that any Event of Default described in Section 8.1(h) or (j) hereto shall not be deemed to have “occurred” until the Administrator or the

Administrative Agent has provided notice thereof to the Indenture Trustee, or a Responsible Officer of the Indenture Trustee shall have obtained actual knowledge thereof.
Upon the occurrence of a Target Amortization Event with respect to a Class or Series, unless otherwise provided in the Indenture Supplement, the related Target Amortization Period shall be deemed to commence when the Administrator or the Administrative Agent has provided notice thereof to the Indenture Trustee, or a Responsible Officer of the Indenture Trustee shall have obtained actual knowledge thereof but upon such notice or knowledge, the Notes of such Class or Series shall enter their Target Amortization Periods and as a result shall be paid principal in Target Amortization Amounts under Section 4.5(a)(1)(v) on subsequent Payment Dates, unless the requisite parties pursuant to the Indenture Supplement related to that Series notify the Indenture Trustee that they have waived the occurrence of such Target Amortization Event and consent to the continuation of the Revolving Periods (in the case of any Notes still in their Revolving Periods prior to the occurrence of such Target Amortization Event); provided that no Series of VFNs may continue its Revolving Period unless all Outstanding Series of VFNs consent to continuation of their Revolving Periods.
The Administrator shall notify the Indenture Trustee and the Administrative Agent immediately upon its becoming aware of the occurrence of any Event of Default (as well as the occurrence of an event described in (h) or (j) of the definition of “Events of Default” that will become an Event of Default upon notice of such event to the Indenture Trustee) or the occurrence of an event described in the definition of “Target Amortization Event” in the related Indenture Supplement that will become a Target Amortization Event upon notice of such event by either the Administrative Agent or the Administrator, or, if applicable, any of its affiliates or by the Indenture Trustee or the related Noteholders of such Series and/or affirmative vote by the Series Required Noteholders, as well as the occurrence of any Target Amortization Event. The Administrative Agent shall use commercially reasonable efforts to notify the Indenture Trustee and each Derivative Counterparty (as applicable in the case of any Target Amortization Event, with respect to the related Series of Notes) promptly upon becoming aware of the occurrence of any Event of Default or Target Amortization Event. For the avoidance of doubt, the obligation for the Issuer to pay or reserve any Default Supplemental Fee or Default Supplemental Fee Shortfall Amounts shall begin only upon the commencement of the Full Amortization Period as described in this Section 4.12.

Article V
Note Forms

Section 5.1.	Forms Generally.
The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the applicable Indenture Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer’s execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.
The Definitive Notes and the Global Notes representing the Book-Entry Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer’s execution of such Notes.

Section 5.2.	Forms of Notes.
(a)    Forms Generally. Subject to Section 5.2(b), each Note will be in one of the forms approved from time to time by or pursuant to an Indenture Supplement. Without limiting the generality of the foregoing, the Indenture Supplement for any Series of Notes shall specify whether the Notes of such Series, or of any Class within such Series, shall be issuable as Definitive Notes or as Book-Entry Notes.
(b)    Issuer Certificate. Before the delivery of a Note to the Indenture Trustee for authentication in any form approved by or pursuant to an Issuer Certificate, the Issuer will deliver to the Indenture Trustee the Issuer Certificate by or pursuant to which such form of Note has been approved, which Issuer Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby. Any form of Note approved by or pursuant to an Issuer Certificate must be acceptable as to form to the Indenture Trustee, such acceptance to be evidenced by the Indenture Trustee’s authentication of Notes in that form or a Certificate of Authentication signed by an Indenture Trustee Authorized Officer and delivered to the Issuer.
(c)    (i)    Rule 144A Notes. Notes offered and sold in reliance on the exemption from registration under Rule 144A (each, a “Rule 144A Note”) shall be issued initially in the form of (A) one or more permanent Global Notes in fully registered form (each, a “Rule 144A Global Note”), substantially in the form attached hereto as Exhibit A-1 or (B) one or more permanent Definitive Notes in fully registered form (each, a “Rule 144A Definitive Note”), substantially in the form attached hereto as Exhibit A-2. The aggregate principal amounts of the Rule 144A Global Notes or Rule 144A Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee, or the Depository or its nominee, as the case may be, as hereinafter provided.
(ii)    Regulation S Notes. Notes sold in offshore transactions in reliance on Regulation S (each, a “Regulation S Note”) shall be issued in the form of (A) one or more permanent Global Notes in fully registered form (each, a “Regulation S Global Note”), substantially in the form attached hereto as Exhibit A-3 or (B) one or more permanent Definitive Notes in fully registered form (each, a “Regulation S Definitive Note”), substantially in the form attached hereto as Exhibit A-4. The aggregate principal amounts of the Regulation S Global Notes or the Regulation S Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

Section 5.3.	Form of Indenture Trustee’s Certificate of Authentication.
The form of Indenture Trustee’s Certificate of Authentication for any Note issued pursuant to this Indenture will be substantially as follows:
INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Series or Class designated herein referred to in the within-mentioned Indenture and Indenture Supplement.
WELLS FARGO BANK, N.A.,
as Indenture Trustee,
By:__________________________________________
Authorized Signatory
Dated:________________________________________

Section 5.4.	Book-Entry Notes.
(a)    Issuance of Book-Entry Notes. If the Issuer establishes pursuant to Sections 5.2 and 6.1 that the Notes of a particular Series or Class are to be issued as Book-Entry Notes, then the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver, one or more definitive Global Notes, which, unless otherwise provided in the applicable Indenture Supplement (1) will represent, and will be denominated in an amount equal to the aggregate, Initial Note Balance of the Outstanding Notes of such Series or Class to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Certificate, (2) will be registered in the name of the Depository for such Global Note or Notes or its nominee, (3) will be delivered by the Indenture Trustee or its agent to the Depository or pursuant to the Depository’s instruction (and which may be held by the Indenture Trustee as custodian for the Depository, if so specified in the related Indenture Supplement or Depository Agreement), (4) if applicable, will bear a legend substantially to the following effect: “Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein” and (5) may bear such other legend as the Issuer, upon advice of counsel, deems to be applicable. The Specified Notes may not be issued as Book-Entry Notes.
(b)    Transfers of Global Notes only to Depository Nominees. Notwithstanding any other provisions of this Section 5.4 or of Section 6.5, and subject to the provisions of paragraph (c) below, unless the terms of a Global Note or the applicable Indenture Supplement expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 6.5, only to a nominee of the Depository for such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Issuer, or to a nominee of such successor Depository.
(c)    Limited Right to Receive Definitive Notes. Except under the limited circumstances described below, Note Owners of beneficial interests in Global Notes will not be entitled to receive Definitive Notes. With respect to Notes issued within the United States, unless otherwise specified in the applicable Indenture Supplement, or with respect to Notes issued outside the United States, if specified in the applicable Indenture Supplement:
(i)    If at any time the Depository for a Global Note notifies the Issuer that it is unwilling or unable to continue to act as Depository for such Global Note or if at any time the Depository for the Notes for such Series or Class ceases to be a Clearing Corporation, the Issuer will appoint a successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Issuer within ninety (90) days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3 requesting the authentication and delivery of individual Notes of such Series or Class in exchange for such Global Note, will authenticate and deliver, individual Notes of such Series or Class of like tenor and terms in an aggregate Initial Note Balance equal to the Initial Note Balance of the Global Note in exchange for such Global Note.
(ii)    The Issuer may at any time and in its sole discretion determine that the Notes of any Series or Class or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuer will execute, and the Indenture Trustee or its agent in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3 for the authentication and delivery of individual Notes of such Series or Class in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such Series or Class of like tenor and terms in definitive form in an aggregate Initial Note Balance equal to the Initial Note Balance of such Global Note or Notes representing such Series or Class or portion thereof in exchange for such Global Note or Notes.
(iii)    If specified by the Issuer pursuant to Sections 5.2 and 6.1 with respect to Notes issued or issuable in the form of a Global Note, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such Series or Class of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depository. Thereupon the Issuer will execute, and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Note or Notes of the same Series or Class of like tenor and terms and of any authorized denomination as requested by such Person in an aggregate Initial Note Balance equal to the Initial Note Balance of the portion of the Global Note or Notes specified by the Depository and in exchange for such Person’s beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the Initial Note Balance of the surrendered Global Note and the aggregate Initial Note Balance of Notes delivered to the Noteholders thereof.

(iv)    If any Event of Default has occurred and has not been waived in accordance with the terms hereof, and Owners of Notes evidencing more than 50% of the Global Notes of that Series or Class (measured by Voting Interests) advise the Indenture Trustee and the Depository that a Global Note is no longer in the best interest of the Note Owners, the Owners of Global Notes of that Series or Class may exchange their beneficial interests in such Notes for Definitive Notes in accordance with the exchange provisions herein.
(v)    In any exchange provided for in any of the preceding four paragraphs, the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver Definitive Notes in definitive registered form in authorized denominations. Upon the exchange of the entire Initial Note Balance of a Global Note for Definitive Notes, such Global Note will be canceled by the Indenture Trustee or its agent. Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Indenture Trustee or the Note Registrar. The Indenture Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

Section 5.5.	Beneficial Ownership of Global Notes.
Until Definitive Notes have been issued to the applicable Noteholders to replace any Global Notes with respect to a Series or Class pursuant to Section 5.4 or as otherwise specified in any applicable Indenture Supplement:
(a)    the Issuer and the Indenture Trustee may deal with the applicable clearing agency or Depository and the Depository Participants for all purposes (including the making of payments) as the authorized representatives of the respective Note Owners; and
(b)    the rights of the respective Note Owners will be exercised only through the applicable Depository and the Depository Participants and will be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository Participants. Pursuant to the operating rules of the applicable Depository, unless and until Definitive Notes are issued pursuant to Section 5.4, the Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal and interest on the related Notes to such Depository Participants.
For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the Note Balance of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the Depository and the Depository Participants) owning interests in or security entitlements to Notes evidencing the requisite percentage of principal amount of Notes.

Section 5.6.	Notices to Depository.
Whenever any notice or other communication is required to be given to Noteholders with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes will have been issued to the related Note Owners, the Indenture Trustee will give all such notices and communications to the applicable Depository, and shall have no obligation to report directly to such Note Owners.

Article VI

The Notes

Section 6.1.	General Provisions; Notes Issuable in Series; Terms of a Series or Class Specified in an Indenture Supplement.
(a)    Amount Unlimited. The aggregate Initial Note Balance of Notes which may be authenticated and delivered and Outstanding under this Indenture is not limited.
(b)    Series and Classes. The Notes may be issued in one or more Series or Classes up to an aggregate Note Balance for such Series or Class as from time to time may be authorized by the Issuer. All Notes of each Series or Class under this Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such Series or Class without preference, priority or distinction on account of (1) the actual time of the authentication and delivery, or (2) Stated Maturity Date of the Notes of such Series or Class, except as specified in the applicable Indenture Supplement for such Series or Class of Notes.
Each Note issued must be part of a Series of Notes for purposes of allocations pursuant to the related Indenture Supplement. A Series of Notes is created pursuant to an Indenture Supplement. A Class of Notes is created pursuant to an Indenture Supplement for the applicable Series.
Each Series and Class of Notes will be secured by the Trust Estate.
Each Series of Notes may, but need not be, subdivided into multiple Classes. Notes belonging to a Class in any Series may be entitled to specified payment priorities over other Classes of Notes in that Series.
(c)    Provisions Required in Indenture Supplement. Before the initial issuance of Notes of each Series, there shall also be established in or pursuant to an Indenture Supplement provision for:
(i)    the Series designation;
(ii)    the Initial Note Balance of such Series of Notes and of each Class, if any, within such Series, and the Maximum VFN Principal Balance for such Series (if it is a Series or Class of Variable Funding Notes);
(iii)    whether such Notes are subdivided into Classes;
(iv)    whether such Notes are Term Notes, Variable Funding Notes or a combination thereof;
(v)    the Note Interest Rate at which such Series of Notes or each related Class of Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;
(vi)    the Expected Repayment Date and the Stated Maturity Date for such Series of Notes or each related Class of Notes;
(vii)    if applicable, any Target Amortization Events with respect to such Series of Notes or any related Class;

(viii)    if applicable, the Target Amortization Amount for each related Class of such Series of Notes;
(ix)    if applicable, the appointment by the Indenture Trustee of an Authenticating Agent in one or more places other than the location of the office of the Indenture Trustee with power to act on behalf of the Indenture Trustee and subject to its direction in the authentication and delivery of such Notes in connection with such transactions as will be specified in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement creating such Series;
(x)    if such Series of Notes or any related Class will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, in addition to those set forth in Section 5.4, upon which such Global Note or Global Notes may be exchanged in whole or in part for other Definitive Notes; and the Depository for such Global Note or Global Notes (if other than the Depository specified in Section 1.1);
(xi)    the subordination, if any, of such Series of Notes or any related Class(es) to any other Notes of any other Series or of any other Class within the same Series;
(xii)    if such Series of Notes or any related Class is to have the benefit of any Derivative Agreement, the terms and provisions of such agreement;
(xiii)    if such Series of Notes or any related Class is to have the benefit of any Supplemental Credit Enhancement Agreement or Liquidity Facility, the terms and provisions of the applicable agreement;
(xiv)    the Record Date for any Payment Date of such Series of Notes or any related Class, if different from the last day of the month before the related Payment Date;
(xv)    any Default Supplemental Fee, Default Supplemental Fee Rate, ERD Supplemental Fee or ERD Supplemental Fee Rate, if applicable;
(xvi)    if applicable, under what conditions any additional amounts will be payable to Noteholders of the Notes of such Series;
(xvii)    the Administrative Agent for such Series of Notes; and
(xviii)    any other terms of such Notes as stated in the related Indenture Supplement;
all upon such terms as may be determined in or pursuant to an Indenture Supplement with respect to such Series or Class of Notes.
(d)    Forms of Series or Classes of Notes. The form of the Notes of each Series or Class will be established pursuant to the provisions of this Indenture and the related Indenture Supplement creating such Series or Class. The Notes of each Series or Class will be distinguished from the Notes of each other Series or Class in such manner, reasonably satisfactory to the Indenture Trustee, as the Issuer may determine.
(e)    UCC Article 8 Opt-In. Each Note, if certificated, shall be maintained in “registered form” within the meaning of Section 8-102(a)(13) of the UCC, or, if uncertificated, the transfer thereof may be registered upon books maintained for such purpose by or on behalf of the Issuer, and each Note shall be a “security” governed by Article 8 of the UCC.

Section 6.2.	Denominations.
(a)    Except as provided in Section 6.2(b), the Notes of each Series or Class will be issuable in such denominations and currency as will be provided in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement. In the absence of any such provisions with respect to the Notes of any Series or Class, the Notes of that Series or Class will be issued in denominations of $100,000 and integral multiples of $1,000 in excess thereof.
(b)    The minimum denomination established for each class of Specified Notes issued on any particular date, shall be determined in a manner so that the total number of Specified Notes that could be Outstanding immediately after such issuance (including all classes of Specified Notes issued on such date) shall not reduce the Remaining Specified Note Capacity below zero.  On any particular issue date, the Remaining Specified Note Capacity shall be equal to (a) 90 less (b) the sum of, for each class of Specified Note Outstanding immediately after such issuance (including all classes of Specified Notes issued on such date but excluding any Specified Notes beneficially owned by the beneficial owner of the Trust Certificate), the quotient, rounded downwards to the nearest whole number, of the principal amount of such class of Specified Note on its date of issuance divided by the minimum denomination established for such class of Specified Note on its date of issuance (or as later revised).

Section 6.3.	Execution, Authentication and Delivery and Dating.
(a)    The Notes will be executed on behalf of the Issuer by an Issuer Authorized Officer, by manual or facsimile signature.
(b)    Notes bearing the manual or facsimile signatures of individuals who were at any time an Issuer Authorized Officer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.
(c)    At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee will, upon delivery of an Issuer Certificate, authenticate and deliver such Notes as provided in this Indenture and not otherwise.
(d)    Before any such authentication and delivery, the Indenture Trustee will be entitled to receive, in addition to any Officer’s Certificate and Opinion of Counsel required to be furnished to the Indenture Trustee pursuant to Section 1.3, the Issuer Certificate and any other opinion or certificate relating to the issuance of the Series or Class of Notes required to be furnished pursuant to Section 5.2 or Section 6.10.
(e)    The Indenture Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Indenture Trustee’s own rights, duties or immunities under the Notes and this Indenture.
(f)    Unless otherwise provided in the form of Note for any Series or Class, all Notes will be dated the date of their authentication.

(g)    No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a Certificate of Authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature of an Authorized Signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 6.4.	Temporary Notes.
(a)    Pending the preparation of definitive Notes of any Series or Class, the Issuer may execute, and, upon receipt of the documents required by Section 6.3, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuer may determine, as evidenced by the Issuer’s execution of such Notes.
(b)    If temporary Notes of any Series or Class are issued, the Issuer will cause permanent Notes of such Series or Class to be prepared without unreasonable delay. After the preparation of permanent Notes, the temporary Notes of such Series or Class will be exchangeable for permanent Notes of such Series or Class upon surrender of the temporary Notes of such Series or Class at the office or agency of the Issuer in a Place of Payment, without charge to the Noteholder; and upon surrender for cancellation of any one or more temporary Notes the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver in exchange therefore a like Initial Note Balance of permanent Notes of such Series or Class of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such Series or Class will in all respects be entitled to the same benefits under this Indenture as permanent Notes of such Series or Class.

Section 6.5.	Registration, Transfer and Exchange.
(a)    Note Register. The Indenture Trustee, acting as Note Registrar (in such capacity, the “Note Registrar”), shall keep or cause to be kept a register (herein sometimes referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Notes, or of Notes of a particular Series or Class, and for transfers of Notes. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Issuer or the Indenture Trustee at the Corporate Trust Office. The Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agents of any of them, may treat a Person in whose name a Note is registered as the owner of such Note for the purpose of receiving payments in respect of such Note and for all other purposes, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any agent of any of them, shall be affected by notice to the contrary. None of the Issuer, the Indenture Trustee, any agent of the Indenture Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership.
(b)    Exchange of Notes. Subject to Section 5.4, upon surrender for transfer of any Note of any Series or Class at the Place of Payment, the Issuer may execute, and, upon receipt of the documents required by Section 6.3 and such surrendered Note, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of such Series or Class of any authorized denominations, of a like aggregate Initial Note Balance and Stated

Maturity Date and of like terms. Subject to Section 5.4, Notes of any Series or Class may be exchanged for other Notes of such Series or Class of any authorized denominations, of a like aggregate Initial Note Balance and Stated Maturity Date and of like terms, upon surrender of the Notes to be exchanged at the Place of Payment. Whenever any Notes are so surrendered for exchange, the Issuer will execute, and the Indenture Trustee or the related Authenticating Agent will authenticate and deliver the Notes which the Noteholders making the exchange are entitled to receive.
(c)    Issuer Obligations. All Notes issued upon any transfer or exchange of Notes will be the valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.
(d)    Endorsement of Notes to be Transferred or Exchanged. Every Note presented or surrendered for transfer or exchange will (if so required by the Issuer, the Note Registrar or the Indenture Trustee) be duly indorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Indenture Trustee, and the Note Registrar duly executed, by the Noteholder thereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”).
(e)    No Service Charge. Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be assessed against any Noteholder for any transfer or exchange of Notes, but the Issuer, the Indenture Trustee, and the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes before the transfer or exchange will be complete, other than exchanges pursuant to Section 5.4 not involving any transfer.
(f)    Deemed Representations by Transferees of Rule 144A Notes. Each transferee (including the Initial Noteholder or Owner) of a Rule 144A Note or of a beneficial interest therein shall be deemed by accepting such Note or beneficial interest, to have made all the certifications, representations and warranties set forth in the Transferee Certificate attached to Exhibit B-1 attached hereto.
(g)    Deemed Representations by Transferees of Regulation S Notes. Each transferee (including the initial Noteholder or Owner) of a Regulation S Note or of a beneficial therein shall be deemed by accepting such Note or beneficial interest, to have made all the certifications, representations and warranties set forth in the Transferee Certificate attached to Exhibit B-2 attached hereto.
(h)    Conditions to Transfer. Each Noteholder shall have the right to sell, assign, pledge, or otherwise transfer (each a “Transfer”) any Notes at any time; provided that no such transfer shall be made unless that Transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws or is made in a transaction that does not require such registration or qualification. If a Transfer is made without registration under the Securities Act (other than in connection with the initial issuance thereof by the Issuer), then the Note Registrar, the Indenture Trustee, Administrator, on behalf of the Issuer, shall refuse to register such Transfer unless the Note Registrar receives either:
(i)    the Regulation S Note Transfer Certificate or Rule 144A Note Transfer Certificate and such other information as may be required pursuant to this Section 6.5; or
(ii)    if the Transfer is to be made to an Issuer Affiliate in a transaction that is exempt from registration under the Securities Act, an Opinion of Counsel reasonably satisfactory to the

Issuer and the Note Registrar to the effect that such Transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, the Indenture Trustee or the Note Registrar in their respective capacities as such).
None of the Administrator, the Issuer, the Indenture Trustee or the Note Registrar is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration or qualification. Any Noteholder of a Note desiring to effect such a Transfer shall, and upon acquisition of such a Note shall be deemed to have agreed to, indemnify the Indenture Trustee, the Note Registrar, the Administrator, the Servicer and the Issuer against any liability that may result if the Transfer is not so exempt or is not made in accordance with the Securities Act and applicable state securities laws.
In connection with any Transfer of Notes in reliance on Rule 144A, the Administrator shall furnish upon request of a Noteholder to such Noteholder and any prospective purchaser designated by such Noteholder the information required to be delivered under paragraph (d)(4) of Rule 144A.
In the event that a Note is transferred to a Person that does not meet the requirements of this Section 6.5 or the requirements of the related Indenture Supplement, such transfer will be of no force and effect, will be void ab initio, and will not operate to transfer any right to such Person, notwithstanding any instructions to the contrary to the Issuer, the Indenture Trustee or any intermediary; and the Indenture Trustee shall not make any payment on such Note for as long as such Person is the Noteholder of such Note and the Indenture Trustee shall have the right to compel such Person to transfer such Note to a Person who does meet the requirements of this Section 6.5.
(i)    Transfers of Ownership Interests in Global Notes. Transfers of beneficial interests in a Global Note representing Book-Entry Notes may be made only in accordance with the rules and regulations of the Depository (and, in the case of a Regulation S Global Note, prior to the end of the Distribution Compliance Period, only to beneficial owners who are not “U.S. persons” (as such term is defined in Regulation S) in accordance with the rules and regulations of Euroclear or Clearstream) and the transfer restrictions contained in the legend on such Global Note and exchanges or transfers of interests in a Global Note may be made only in accordance with the following:
(i)    General Rules Regarding Transfers of Global Notes. Subject to clauses (ii) through (vi) of this Section 6.5(i), Transfers of a Global Note representing Book-Entry Notes shall be limited to Transfers of such Global Note in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor’s nominee.
(ii)    Rule 144A Global Note to Regulation S Global Note. If an owner of a beneficial interest in a Rule 144A Global Note related to a Series and/or Class deposited with or on behalf of the Depository wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in a Regulation S Global Note for that Series and/or Class, or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Note for that Series and/or Class, such Note Owner (or transferee), provided such Note Owner (or transferee) is not a “U.S. person” (as such term is defined in Regulation S), may, subject to the rules and procedures of the Depository, exchange or cause the exchange of such interest in such Rule 144A Global Note for a beneficial interest in the Regulation S Global Note for that Series and/or Class. Upon the receipt by the Indenture Trustee of (A) instructions from the Depository directing the Indenture Trustee to cause to be credited a beneficial interest in a Regulation S Global Note in an amount equal to the beneficial interest in such Rule 144A Global Note to be exchanged but not less than the minimum denomination applicable to the owner’s Notes held through a Regulation S Global Note, (B) a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (C) a certificate (each, a “Regulation S Note Transfer Certificate”) in the form of Exhibit B-2 hereto given by the Note Owner or its transferee stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes, including the requirements that the Note Owner or its transferee is not a “U.S. person” (as such term is defined in Regulation S) and the transfer is made pursuant to and in accordance with Regulation S, then the Indenture Trustee and the Note Registrar, shall reduce the principal amount of the Rule 144A Global Note for the related Series and/or Class and increase the principal amount of the Regulation S Global Note for the related Series and/or Class by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be exchanged, and shall instruct Euroclear or Clearstream, as applicable, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note for the related Series and/or Class equal to the reduction in the principal amount of the Rule 144A Global Note for the related Series and/or Class.
(iii)    Regulation S Global Note to Rule 144A Global Note. If an owner of a beneficial interest in a Regulation S Global Note related to a Series and/or Class deposited with or on behalf of the Depository wishes at any time to transfer its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in a Rule 144A Global Note for such Series and/or Class, such owner’s transferee may, subject to the rules and procedures of the Depository, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note for such Series and/or Class. Upon the receipt by the Indenture Trustee and the Note Registrar, of (A) instructions from the Depository directing the Indenture Trustee and the Note Registrar, to cause to be credited a beneficial interest in a Rule 144A Global Note in an amount equal to the beneficial interest in such Regulation S Global Note to be exchanged but not less than the minimum denomination applicable to such owner’s Notes held through a Rule 144A Global Note, to be exchanged, such instructions to contain information regarding the participant account with the Depository to be credited with such increase, and (B) a certificate (each, a “Rule 144A Note Transfer Certificate”) in the form of Exhibit B-1 hereto given by the transferee of such beneficial interest, then the Indenture Trustee will reduce the principal amount of the Regulation S Global Note and increase the principal amount of the Rule 144A Global Note for the related Series and/or Class by the aggregate principal amount of the beneficial interest in the Regulation S Global Note for the related Series and/or Class to be transferred and the Indenture Trustee and the Note Registrar, shall instruct the Depository, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Note for the related Series and/or Class equal to the reduction in the principal amount of the Regulation S Global Note for the related Series and/or Class.
(iv)    Transfers of Interests in Rule 144A Global Note. An owner of a beneficial interest in a Rule 144A Global Note may transfer such interest in the form of a beneficial interest in such Rule 144A Global Note in accordance with the procedures of the Depository without the provision of written certification.
(v)    Transfers of Interests in Regulation S Global Note. An owner of a beneficial interest in a Regulation S Global Note may transfer such interest in the form of a beneficial interest in such

Regulation S Global Note in accordance with the applicable procedures of Euroclear and Clearstream without the provision of written certification.
(vi)    Regulation S Global Note to Regulation S Definitive Note. Subject to Section 5.4(c) hereof, an owner of a beneficial interest in a Regulation S Global Note for the related Series and/or Class deposited with or on behalf of a Depository may at any time transfer such interest for a Regulation S Definitive Note upon provision to the Indenture Trustee, the Issuer and the Note Registrar of a Regulation S Note Transfer Certificate.
(vii)    Rule 144A Global Note to Rule 144A Definitive Note. Subject to Section 5.4(c) hereof, an owner of a beneficial interest in a Rule 144A Global Note deposited with or on behalf of a Depository may at any time transfer such interest for a Rule 144A Definitive Note, upon provision to the Indenture Trustee, the Issuer and the Note Registrar of a Rule 144A Note Transfer Certificate.
(j)    Transfers of Definitive Notes. In the event of any Transfer of a Regulation S Definitive Note, a Regulation S Note Transfer Certificate shall be provided prior to the Indenture Trustee’s or Note Registrar’s registration of such Transfer. In the event of any Transfer of a Rule 144A Definitive Note, a Rule 144A Note Transfer Certificate shall be provided prior to the Indenture Trustee’s or Note Registrar’s registration of such Transfer.
(k)    ERISA Restrictions. Neither the Note Registrar nor the Indenture Trustee shall register the Transfer of any Definitive Notes (other than a Specified Note, unless otherwise provided in the related Indenture Supplement) unless the prospective transferee has delivered to the Indenture Trustee and the Note Registrar a certification to the effect that either (i) it is not, and is not acquiring, holding or transferring the Notes, or any interest therein, on behalf of, or using assets of, an “employee benefit plan” as defined in Section 3(3) of ERISA, a plan described in section 4975(e)(1) of the Code, an entity which is deemed to hold the assets of any such employee benefit plan or plan pursuant to 29 C.F.R. Section 2510.3-101 as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), which employee benefit plan, plan or entity is subject to Title I of ERISA or section 4975 of the Code, or a governmental, non-U.S. or church plan which is subject to any U.S. federal, state, local or other law that is substantially similar to Title I of ERISA or section 4975 of the Code (“Similar Law”) (collectively, an “Employee Benefit Plan”), or (ii) (A) as of the date of transfer or purchase, the Notes are rated at least investment grade, it believes that such Notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Notes and (B) the Transferee’s acquisition, holding and disposition of the Notes or any interest therein will satisfy the requirements of Prohibited Transaction Class Exemption (“PTCE”) 84-14 (relating to transactions effected by a qualified professional asset manager), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 91-38 (relating to investments in bank collective investment funds), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 96-23 (relating to transactions directed by an in-house professional asset manager) or the statutory prohibited transaction exemption for service providers set forth in Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or a similar class or statutory exemption and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or section 4975 of the Code (or, in the case of a governmental, non-U.S. or church plan subject to such Similar Law, will not violate any such Similar Law). In the case of any Book-Entry Note or any interest therein, each transferee of such Note or any interest therein by virtue of its acquisition of such Note will be deemed to represent either (i) or (ii) above. Neither the Note Registrar nor the Indenture Trustee shall register the transfer of any Specified Note unless the prospective transferee has delivered to the Indenture Trustee and the Note Registrar a certification to the effect that it is not, and is not acquiring, holding or transferring the Notes or any interest therein on behalf of, or with assets of, an Employee Benefit Plan.

(l)    Each prospective owner of a beneficial interest in a Specified Note shall, upon accepting a beneficial interest in the Specified Note, be deemed to make all of the certifications, representations and warranties set forth in the Transferee Certification attached hereto as Exhibit D (in the case of the Class 1 Specified Notes) or Exhibit E (in the case of the Class 2 Specified Notes), as the case may be.
(m)    Tax Representation on Class 1 Specified Notes. Notwithstanding anything to the contrary herein, no transfer of a beneficial interest in a Class 1 Specified Note shall be effective, and any attempted transfer shall be void ab initio, unless, prior to and as a condition of such transfer, the prospective transferee of the beneficial interest (including the initial transferee of the beneficial interest) and any subsequent transferee of the beneficial interest in a Class 1 Specified Note, represent and warrant, in writing, substantially in the form of the Transferee Certification set forth in Exhibit D, to the Indenture Trustee and the Note Registrar and any of their respective successors or assigns that:
(i)    Either (a) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (each such entity a “flow-through entity”) or (b) if it is or becomes a flow-through entity, then (I) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in the Issuer, or any interest created under this Indenture and (II) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Class 1 Specified Note to permit any partnership to satisfy the 100-partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code.
(ii)    It is not acquiring any beneficial interest in the Class 1 Specified Note and it will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in the Class 1 Specified Note, and it will not cause any beneficial interest in the Class 1 Specified Note to be marketed, in each case on or through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” each within the meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.
(iii)    Its beneficial interest in the Class 1 Specified Notes is not and will not be in an amount that is less than the minimum denomination for the Class 1 Specified Notes set forth in this Indenture, and it does not and will not hold any beneficial interest in the Class 1 Specified Note on behalf of any Person whose beneficial interest in the Class 1 Specified Note is in an amount that is less than the minimum denomination for the Class 1 Specified Notes set forth in this Indenture. It will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in the Class 1 Specified Note, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Class 1 Specified Note, in each case if the effect of doing so would be that the beneficial interest of any Person in the Class 1 Specified Note would be in an amount that is less than the minimum denomination for the Class 1 Specified Notes set forth in this Indenture.
(iv)    It will not transfer any beneficial interest in the Class 1 Specified Note (directly, through a participation thereof or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Indenture Trustee and the Note Registrar, and any of their respective successors or assigns, a Transferee Certification substantially in the form of Exhibit D of this Indenture.
(v)    It will not use any Class 1 Specified Note as collateral for the issuance of any securities that could cause the Trust to become subject to taxation as a taxable mortgage pool taxable as a corporation, publicly traded partnership taxable as a corporation or association taxable as a corporation, each for U.S. federal income tax purposes, provided that it may engage in any repurchase transaction (repo) the subject matter of which is the Class 1 Specified Note provided the terms of such repurchase transaction are generally consistent with prevailing market practice,
(vi)    It will not take any action and will not allow any other action that could cause the Trust to become taxable as a corporation for U.S. federal income tax purposes.
(n)    Tax Representation on Class 2 Specified Notes. Notwithstanding anything to the contrary herein, no transfer of a beneficial interest in a Class 2 Specified Note shall be effective, and any attempted transfer shall be void ab initio, unless, prior to and as a condition of such transfer, the prospective transferee of the beneficial interest (including the initial transferee of the beneficial interest) and any subsequent transferee of the beneficial interest in a Class 2 Specified Note, represent and warrant, in writing, substantially in the form of the Transferee Certification set forth in Exhibit E, to the Indenture Trustee and the Note Registrar and any of their respective successors or assigns that:
(i)    Either (a) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (each such entity a “flow-through entity”) or (b) if it is or becomes a flow-through entity, then (I) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in the Issuer, or any interest created under this Indenture and (II) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Class 2 Specified Note to permit any partnership to satisfy the 100-partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code.
(ii)    It is not acquiring any beneficial interest in the Class 2 Specified Note and it will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in the Class 2 Specified Note, and it will not cause any beneficial interest in the Class 2 Specified Note to be marketed, in each case on or through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” each within the meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.
(iii)    Its beneficial interest in the Class 2 Specified Notes is not and will not be in an amount that is less than the minimum denomination for the Class 2 Specified Notes set forth in this Indenture, and it does not and will not hold any beneficial interest in the Class 2 Specified Note on behalf of any Person whose beneficial interest in the Class 2 Specified Note is in an amount that is less than the minimum denomination for the Class 2 Specified Notes set forth in this Indenture. It will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in the Class 2 Specified Note, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Class 2 Specified Note, in each case if the effect of doing so would be that the beneficial interest of any Person in the Class 2 Specified Note would be in an amount that is less than the minimum denomination for the Class 2 Specified Notes set forth in this Indenture.
(iv)    It will not transfer any beneficial interest in the Class 2 Specified Note (directly, through a participation thereof or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Indenture Trustee and the Note Registrar, and any of their respective successors or assigns, a Transferee Certification substantially in the form of Exhibit E of this Indenture.
(v)    It will not use any Class 2 Specified Note as collateral for the issuance of any securities that could cause the Trust to become subject to taxation as a taxable mortgage pool taxable as a corporation, publicly traded partnership taxable as a corporation or association taxable as a corporation, each for U.S. federal income tax purposes, provided that it may engage in any repurchase transaction (repo) the subject matter of which is the Class 2 Specified Note provided the terms of such repurchase transaction are generally consistent with prevailing market practice.
(vi)    It will not take any action and will not allow any other action that could cause the Trust to become taxable as a corporation for U.S. federal income tax purposes.
(vii)    It is a “United States person,” as defined in Section 7701(a)(30) of the Internal Revenue Code and will not transfer to, or cause such Class 2 Specified Note to be transferred to, any person other than a “United States person,” as defined in Section 7701(a)(30) of the Internal Revenue Code.
(o)    No Liability of Indenture Trustee for Transfers. To the extent permitted under applicable law, the Indenture Trustee (in any of its capacities) shall be under no liability to any Person for any registration of transfer of any Note that is in fact not permitted by this Section 6.5 or for making any payments due to the Noteholder thereof or taking any other action with respect to such Noteholder under the provisions of this Indenture so long as the transfer was registered by the Indenture Trustee and the Note Registrar in accordance with the requirements of this Indenture.

Section 6.6.	Mutilated, Destroyed, Lost and Stolen Notes.
(a)    If (1) any mutilated Note is surrendered to the Indenture Trustee or the Note Registrar, or the Issuer, the Note Registrar or the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Issuer, the Note Registrar or the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer may execute, and, upon receipt of the documents required by Section 6.3, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, Series or Class, Stated Maturity Date and Initial Note Balance, bearing a number not contemporaneously Outstanding.
(b)    In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note on a Payment Date in accordance with Section 4.5.

(c)    Upon the issuance of any new Note under this Section 6.6, the Issuer, the Indenture Trustee, or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.
(d)    Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same Series or Class duly issued hereunder.
(e)    The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 6.7.	Payment of Interest; Interest Rights Preserved; Withholding Taxes.
(a)    Unless otherwise provided with respect to such Note pursuant to Section 6.1, interest payable on any Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Record Date.
(b)    Subject to Section 6.7(a), each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest and fees accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.
(c)    The right of any Noteholder to receive interest and fees on or principal of any Note shall be subject to any applicable withholding or deduction imposed pursuant to the Code or other applicable tax law, including foreign withholding and deduction. Any amounts properly so withheld or deducted shall be treated as actually paid to the appropriate Noteholder. Notwithstanding any other provisions of this Indenture, the Indenture Trustee shall comply with all federal and state withholding requirements with respect to payments to Noteholders of interest, original issue discount, principal or other amounts that the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for any such withholding. In addition, in order to receive payments on its Notes free of U.S. federal withholding and backup withholding tax, each Noteholder shall timely furnish the Indenture Trustee on behalf of the Issuer, (1) any applicable IRS Form W-9, W-8BEN, W-8BEN-E, W-8ECI or W-8IMY (with any applicable attachments) and (2) any documentation that is required under Sections 1471 through 1474 of the Code to enable the Issuer, the Indenture Trustee and any other agent of the Issuer to determine their duties and liabilities with respect to any taxes they may be required to withhold in respect of such Note or the Noteholder of such Note or beneficial interest therein, in each case, prior to the first Payment Date after such Noteholder’s acquisition of Notes and at such time or times required by law or that the Indenture Trustee on behalf of the Issuer or their respective agents may reasonably request, and shall update or replace such IRS form or documentation in accordance with its terms or its subsequent amendments. Each Noteholder will provide the applicable replacement IRS form or documentation every three (3) years (or sooner if there is a transfer to a new Noteholder or if required by applicable law). In each case above, the applicable IRS form or documentation shall be properly completed and signed under penalty of perjury. The Issuer agrees to provide, or cause to be provided, to the Indenture Trustee at such times as may be reasonably requested by the Indenture Trustee such information with respect to this Indenture and the Notes as will permit the Indenture Trustee to meet any required information collection and tax reporting obligations, including any cost basis reporting obligations.

Section 6.8.	Persons Deemed Owners.
The Issuer, the Indenture Trustee, the Note Registrar and any agent of the Issuer, the Indenture Trustee or the Note Registrar may treat the Person in whose name the Note is registered in the Note Registrar as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 6.7) interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer, the Indenture Trustee, the Note Registrar, nor any agent of the Issuer, the Indenture Trustee, or the Note Registrar will be affected by notice to the contrary.

Section 6.9.	Cancellation.
All Notes surrendered for payment, redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and, if not already canceled, will be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 6.9, except as expressly permitted by this Indenture. The Indenture Trustee will dispose of all canceled Notes in accordance with its customary procedures.

Section 6.10.	New Issuances of Notes.
(a)    Issuance of New Notes. The Issuer may, from time to time, direct the Indenture Trustee, on behalf of the Issuer, to issue new Notes of any Series or Class, so long as the conditions precedent set forth in Section 6.10(b) are satisfied if, at the time of issuance, other Notes have already been issued and remain Outstanding. On or before the Issuance Date of new Notes of any Series or Class of Notes, the Issuer shall execute and deliver the required Indenture Supplement which shall incorporate the principal terms with respect to such additional Series or Class of Notes. The Indenture Trustee shall execute the Indenture Supplement without the consent of any Noteholders, the Issuer shall execute the Notes of such Series or Class and the Notes of such Series or Class shall be delivered to the Indenture Trustee (along with the other deliverables required hereunder) for authentication and delivery.
(b)    Conditions to Issuance of New Notes. The issuance of the Notes of any Series or Class after the Closing Date pursuant to this Section 6.10 (excluding, for the avoidance of doubt, the Series 2018-VF1 Notes) shall be subject to the satisfaction of the following conditions:
(i)    no later than two (2) Business Days before the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee, each VFN Noteholder, each Derivative Counterparty and each Note Rating Agency that has rated any Outstanding Note that will remain Outstanding after the new issuance, notice of such new issuance;
(ii)    on or prior to the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee and each Note Rating Agency that has rated any Outstanding Note that will remain Outstanding after the new issuance, an Issuer Certificate to the effect that the Issuer reasonably believes that the new issuance will not cause a material Adverse Effect on any Outstanding Notes or a Secured Party, and an Issuer Tax Opinion with respect to such proposed issuance, and an Opinion of Counsel:

(A)    to the effect that all instruments furnished to the Indenture Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Indenture Trustee to authenticate and deliver such Notes;
(B)    to the effect that the form and terms of such Notes have been established in conformity with the provisions of this Indenture;
(C)    to the effect that all conditions precedent set forth in this Indenture to the issuance of such Notes have been met; and
(D)    covering such other matters as the Indenture Trustee may reasonably request;
(iii)    on or prior to the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and each Note Rating Agency that is at that time rating Outstanding Notes that will remain Outstanding after the new issuance, an Opinion of Counsel to the effect that the Issuer has the requisite power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors’ rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and are entitled to the benefits of this Indenture, equally and ratably with all other Outstanding Notes, if any, of such Series or Class subject to the terms of this Indenture and each Indenture Supplement;
(iv)    if any additional conditions to the new issuance are specified in writing to the Issuer by a Note Rating Agency that is at that time rating any Outstanding Note that will remain Outstanding after the new issuance, the Issuer satisfies such conditions;
(v)    either (1) the Issuer obtains written confirmation from each Note Rating Agency that is at that time rating any Outstanding Note at the request of the Issuer that will remain Outstanding after the new issuance that the new issuance will not have a Ratings Effect on any Outstanding Notes that are rated by such Note Rating Agency at the request of the Issuer or (2) if the Administrator and the Administrative Agent determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such written confirmation described in the foregoing clause (1), (a) the Administrator shall provide prior written notice of such new issuance to the related Note Rating Agency and (b) each of the parties that would be Administrative Agent after giving effect to the new issuance shall have provided their prior written consent to such new issuance which may be given in reliance in part on the Issuer’s Certificate delivered pursuant to Section 6.10(b)(ii) above;
(vi)    an Event of Default shall not have occurred and shall not have been unwaived in accordance with the terms hereof, as evidenced by an Issuer’s Certificate, unless (a) the proceeds of such new Notes are applied in whole or in part to redeem all other Outstanding Notes and/or (b) the Noteholders of any Notes that will remain Outstanding consent to such issuance of new Notes;
(vii)    on or prior to the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee an Indenture Supplement and, if applicable, the Issuer Certificate;

(viii)    any Class of VFN must have the same Stated Maturity Date, Expected Repayment Date and the same method of calculation of its Target Amortization Amount as any and all other Outstanding Classes of VFNs;
(ix)    for any new Series with respect to which there is a new Administrative Agent not currently set forth under the terms of the definition of “Administrative Agent,” the Administrative Agent shall have consented to the issuance of such Series, unless the Notes in respect of which the existing Administrative Agent’s consent is required, are paid in full and all related commitments terminated in writing by the Issuer and any remaining accrued commitment fees paid in full to such terminated Administrative Agent, in connection with the issuance of the new Series with the different Administrative Agent; and
(x)    any other conditions specified in the applicable Indenture Supplement; provided, however, that any one of the aforementioned conditions may be eliminated (other than clause (v) and the requirement for an Issuer Tax Opinion) or modified as a condition precedent to any new issuance of a Series or Class of Notes if the Issuer has obtained approval from each Note Rating Agency that is at that time rating any Outstanding Notes that will remain Outstanding after the new issuance.
(c)    No Notice or Consent Required to or from Existing Noteholders and Owners. Except as provided in Section 6.10(b) above, the Issuer and the Indenture Trustee will not be required to provide prior notice to or to obtain the consent of any Noteholder or Note Owner of Notes of any Outstanding Series or Class to issue any additional Notes of any Series or Class.
(d)    Other Provisions. There are no restrictions on the timing or amount of any additional issuance of Notes of an Outstanding Series or Class within a Series, of Notes, so long as the conditions described in Section 6.10(b) are met or waived. If the additional Notes are in a Series or Class of Notes that has the benefit of a Derivative Agreement, the Issuer will enter into a Derivative Agreement for the benefit of the additional Notes (which the Issuer may enter into prior to the issuance of such notes at the time of the “pricing” of such Notes or any other Notes to be issued at or about the same time). In addition, if the additional Notes are a Series or Class of Notes that has the benefit of any Supplemental Credit Enhancement Agreement or any Liquidity Facility, the Issuer will enter into a Supplemental Credit Enhancement Agreement or Liquidity Facility, as applicable, for the benefit of the additional Notes.
(e)    Sale Proceeds. The proceeds of sale of any new Series of Notes shall be wired to the Collection and Funding Account, and the Indenture Trustee shall disburse such sale proceeds at the direction of the Administrator on behalf of the Issuer, except to the extent such funds are needed to satisfy the Collateral Test. The Administrator on behalf of the Issuer may direct the Issuer to apply such proceeds to reduce pro rata based on Invested Amounts, the VFN Principal Balance of any Classes of Variable Funding Notes, or to redeem any Series of Notes in accordance with Section 13.1. In the absence of any such direction, the proceeds of such sale shall be distributed to the Depositor or at the Depositor’s direction on the Issuance Date for the newly issued Notes. The Administrator shall deliver to the Indenture Trustee a report demonstrating that the release of sale proceeds pursuant to the Issuer’s direction will not cause a failure of the Collateral Test, as a precondition to the Indenture Trustee releasing such proceeds.
(f)    Increase or Reduction in Maximum VFN Principal Balance and/or the Extension of any Expected Repayment Date. For the avoidance of doubt, the increase or reduction in the Maximum VFN Principal Balance, the extension of the Expected Repayment Date in respect of any Outstanding Class of

Notes, and/or the increase or decrease of any Advance Rates and/or the increase or decrease of interest rates in respect thereof shall not constitute an issuance of “new Notes” for purposes of this Section 6.10.
Article VII
Satisfaction and Discharge; Cancellation of Notes Held by the Issuer or Depositor or Receivables Seller

Section 7.1.	Satisfaction and Discharge of Indenture.
This Indenture will cease to be of further effect with respect to any Series or Class of Notes (except as to any surviving rights of transfer or exchange of Notes of that Series or Class expressly provided for herein or in the form of Note for that Series or Class), and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:
(a)    all Notes of that Series or Class theretofore authenticated and delivered (other than (i) Notes of that Series or Class which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 6.6, and (ii) Notes of that Series or Class for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from that trust) have been delivered to the Indenture Trustee canceled or for cancellation or have been redeemed in accordance with Article XIII hereof or the applicable Indenture Supplement (in which case, such redeemed Notes shall be deemed to have been canceled notwithstanding any failure to deliver such Notes);
(b)    with respect to the discharge of this Indenture for each Series or Class the Issuer has paid or caused to be paid all sums payable hereunder (including without limitation (i) payments to the Indenture Trustee (in all its capacities) and Wells Fargo Bank, N.A. (in all its capacities) pursuant to Section 11.7 with respect to the Notes or in respect of Fees, (ii) any distribution of final payment to the Holders of Definitive Notes upon presentment and surrender of such Definitive Notes at the Corporate Trust Office of the Indenture Trustee, and (iii) any and all amounts payable to each Derivative Counterparty in accordance with the terms of the related Derivative Agreement and any and all other amounts due and payable pursuant to this Indenture (including any payments to Wells Fargo Bank, N.A. (in any of its capacities); and
(c)    the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes of that Series or Class have been complied with.
Notwithstanding the satisfaction and discharge of this Indenture with respect to any Series or Class of Notes, the obligations of the Administrator to the Indenture Trustee with respect to any Series or Class of Notes under Section 11.7 and of the Issuer to the Securities Intermediary under Section 4.9, and the obligations and rights of the Indenture Trustee under Section 7.2 and Section 11.3, respectively, will survive such satisfaction and discharge.

Section 7.2.	Application of Trust Money.
All money and obligations deposited with the Indenture Trustee pursuant to Section 7.1 and all money received by the Indenture Trustee in respect of such obligations will be held in trust and applied by it or the Paying Agent, in accordance with the provisions of the Class of Notes in respect of which it was deposited and this Indenture and the related Indenture Supplement, to the payment to the Persons entitled thereto, of the principal and interest for whose payment that money and obligations have been deposited with or received by the Indenture Trustee or the Paying Agent.

Section 7.3.	Cancellation of Notes Held by the Issuer, the Depositor or the Receivables Seller.
If the Issuer, the Receivables Seller, the Depositor or any of their respective Affiliates holds any Notes, that Noteholder may, subject to any provision of a related Indenture Supplement limiting the repayment of such Notes by notice from that Noteholder to the Indenture Trustee, cause the Notes to be repaid and canceled, whereupon the Notes will no longer be Outstanding.
Article VIII

Events of Default and Remedies

Section 8.1.	Events of Default.
“Event of Default” means, any one of the following events (whatever the reason for such Event of Default and whether it is voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(a)    unless otherwise specified in any Indenture Supplement with respect to any Class, default (which default continues for a period of two (2) Business Days following written or electronic notice from the Indenture Trustee or the Administrative Agent) in the payment (i) of any principal ((including without limitation the full aggregate amount of any Target Amortization Amounts due on such Payment Date) or the full aggregate amount of any Target Amortization Amount due on any other date), interest or any Fee (but not including any Default Supplemental Fees or ERD Supplemental Fees), due and owing on any Payment Date or (ii) in full of all accrued and unpaid interest and the outstanding Note Balance of the Notes of any Series or Class on or before the applicable Stated Maturity Date, but not including any Default Supplemental Fees or ERD Supplemental Fees;
(b)    the Servicer shall fail to comply with the deposit and remittance requirements set forth in any Designated Servicing Agreement (subject to any cure period provided therein) or Section 4.2(a) (and such failure under Section 4.2(a) continues unremedied for a period of two (2) Business Days after a Responsible Officer of the Servicer obtains actual knowledge of such failure or receives written notice from the Indenture Trustee or any VFN Noteholder or the Administrative Agent of such failure);
(c)    any failure of the Receivables Seller to pay the related Indemnity Payment in accordance with the Receivables Sale Agreement which continues unremedied for a period of ten (10) days after the earlier to occur of (x) actual discovery by a Responsible Officer of the Receivables Seller or (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Receivables Seller, the Administrator, the Servicer or the Depositor, respectively;
(d)    the occurrence of an Insolvency Event as to the Issuer, the Administrator, the Receivables Seller, the Servicer or the Depositor;
(e)    the Issuer or the Trust Estate shall have become subject to registration as an “investment company” within the meaning of the Investment Company Act as determined by a court of competent jurisdiction in a final and non-appealable order;

(f)    the Depositor sells, transfers, pledges or otherwise disposes of the Owner Trust Certificate (except to a wholly owned subsidiary of the Limited Guarantor), whether voluntarily or by operation of law, foreclosure or other enforcement by a Person of its remedies against the Receivables Seller, the Servicer or the Depositor, except with the consent of the Administrative Agent;
(g)    (i) any material provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Issuer, the Depositor, the Administrator, the Receivables Seller or any of their respective Affiliates intended to be a party thereto, (ii) the validity or enforceability of any Transaction Document shall be contested by the Issuer, the Depositor, the Administrator, the Receivables Seller or any of their respective Affiliates, (iii) a proceeding shall be commenced by the Issuer, the Depositor, the Administrator, the Receivables Seller or any of their respective Affiliates or any governmental body having jurisdiction over the Issuer, the Depositor, the Administrator, the Receivables Seller or any of their respective Affiliates, seeking to establish the invalidity or unenforceability of any Transaction Document, or (iv) the Issuer, the Depositor, the Administrator, the Receivables Seller or any of their respective Affiliates shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document;
(h)    the Administrator or any Affiliate thereof has taken any action, or failed to take any action, the omission of which could reasonably be expected to impair the interests of the Issuer in the Receivables or the security interest or rights of the Indenture Trustee in the Trust Estate, or to cause or permit the transactions contemplated by the Receivables Sale Agreement to be characterized as a financing rather than a true sale for purposes of bankruptcy or similar laws; provided, however, that if the event is capable of being cured in all respects by corrective action and has not resulted in a material adverse effect on the Noteholders’ interests in the Trust Estate, such event shall not become an Event of Default unless it remains uncured for two (2) Business Days following its occurrence;
(i)    (A) any United States federal income tax is imposed on the Issuer as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for United States federal income tax purposes or any U.S. withholding tax is imposed on payments with respect to the Receivables or (B) a tax, ERISA, or other government lien, in any case, other than Permitted Liens, is imposed on the Receivables or any property of the Issuer or the Depositor;
(j)    failure of the Collateral Test as of (i) any Funding Date or Payment Date (in any case after giving effect to all payments and fundings described in the reports delivered in respect of the related Determination Date are paid and funded), (ii) any date on which Additional Notes are issued or (iii) any date on which a Designated Servicing Agreement or Designated Pool is removed from the Trust Estate; provided, however, that if such failure results solely (i) from Receivables no longer being Facility Eligible Receivables because of an Unmatured Default or a threatened termination, such failure shall become an Event of Default only if such failure continues unremedied for a period of thirty (30) days following the Servicer’s Responsible Officer’s receipt of such notice of or obtaining such actual knowledge; (ii) from a reduction in aggregate Collateral Value as a result of the Weighted Average Advance Rate for such Series or Class being higher than the Trigger Advance Rate for such Series or Class, such failure shall become an Event of Default only if such failure continues unremedied for a period of five (5) days or (iii) from an Other Advance Rate Reduction Event, such failure shall become an Event of Default only if such failure continues unremedied for a number of days greater than or equal to the Other Advance Rate Reduction Event Cure Period following the occurrence of such Other Advance Rate Reduction Event;
(k)    the Receivables Seller fails to sell and/or contribute all Additional Receivables related to the Designated Pools by the first Funding Date on or after the date that is thirty (30) days after the date upon which such Receivable was created and the Receivables Seller has actual knowledge of such failure, except with respect to Receivables created under a Designated Pool after a Consent Withdrawal Date with respect to such Designated Pool shall have occurred;
(l)    the sale and/or contribution by the Servicer of Receivables of any Pool to any Person other than the Issuer other than pursuant to the terms and provisions of the Transaction Documents; or
(m)    the Receivables Seller’s status as an approved seller or the Servicer’s status as an approved servicer of residential mortgages is terminated by either Fannie Mae or Freddie Mac; provided, however, that if the Receivables Seller or the Servicer no longer sells or services mortgage loans, as the case may be, under the Fannie Mae or Freddie Mac loan programs, the Receivables Seller or the Servicer, as applicable, is not required to maintain its status as an approved seller or approved servicer, respectively, of residential mortgage loans by Fannie Mae or Freddie Mac, as the case may be.
Upon the occurrence of any such event none of the Administrator, the Servicer nor the Depositor shall be relieved from performing its obligations in a timely manner in accordance with the terms of this Indenture, and each of the Administrator, the Servicer and the Depositor shall provide the Indenture Trustee, each Note Rating Agency for each Note then Outstanding, any Derivative Counterparty and the Noteholders prompt notice of such failure or delay by it, together with a description of its effort to perform its obligations. Each of the Administrator, the Servicer and the Depositor shall notify the Indenture Trustee in writing of any Event of Default or an event which with notice, the passage of time or both would become an Event of Default that it discovers, immediately upon such discovery. For purposes of this Section 8.1, the Indenture Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Indenture Trustee assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the Indenture Trustee and such notice references the Notes, the Trust Estate or this Indenture. The Indenture Trustee shall provide notice of defaults in accordance with Section 11.2.
Any determination pursuant to this Section 8.1 as to whether any event would have a material adverse effect on the rights or interests of the Noteholders shall be made without regard to any Derivative Agreement, Supplemental Credit Enhancement Agreement or Liquidity Facility.
If, on any date, an Event of Default will occur on such date due to the failure to make a Target Amortization Payment that is due and payable on such date because of insufficient Available Funds therefor, (i) any allocation of payments on such date shall not be applied in accordance with Section 4.5(a)(1) hereof and shall instead be applied in accordance with Section 4.5(a)(2) and (ii) an Event of Default shall be deemed to have occurred pursuant to Section 8.1(a) on such date.

Section 8.2.	Acceleration of Maturity; Rescission and Annulment.
(a)    If an Event of Default of the kind specified in clause (d) or (e) of Section 8.1 occurs, the unpaid principal amount of all of the Notes shall automatically become immediately due and payable without notice, presentment or demand of any kind. If any other Event of Default occurs and is continuing, then and in each and every such case, the Indenture Trustee, at the written direction of either 100% of the VFN Noteholders or the Majority Noteholders of all Outstanding Notes, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders), may declare the Note Balance of all the Outstanding Notes and all interest and principal accrued and unpaid (if any) thereon and all other amounts due and payable under any Transaction Document to be due and payable immediately, and upon any such declaration each Note will become and will be immediately due and payable, and the Revolving Period with respect to all

Series or Classes of Notes shall immediately terminate, anything in this Indenture, the related Indenture Supplement(s) or in the Notes to the contrary notwithstanding. Such payments are subject to the allocation, deposits and payment sections of this Indenture and of the related Indenture Supplement(s).
(b)    [Reserved].
(c)    At any time after such a declaration of acceleration has been made or an automatic acceleration has occurred with respect to the Notes of any Series or Class and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereafter provided in this Article VIII, the Majority Noteholders of all Outstanding Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:
(i)    the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (A) all overdue installments of interest on such Notes, (B) the principal of such Notes which has become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of such Notes, to the extent that payment of such interest is lawful, (C) interest upon overdue installments of interest at the rate or rates prescribed therefore by the terms of such Notes to the extent that payment of such interest is lawful, (D) all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee or Wells Fargo Bank, N.A. (in any of its capacities), their agents and counsel, all other amounts due under Section 4.5 and (E) all amounts due and payable to each Derivative Counterparty in accordance with the terms of any applicable Derivative Agreement; and
(ii)    all Events of Default, other than the nonpayment of the principal of such Notes which has become due solely by such acceleration, have been cured or waived as provided in Section 8.15.
No such rescission will affect any subsequent default or impair any right consequent thereon.

Section 8.3.	Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
The Issuer covenants that if:
(a)    the Issuer defaults in the payment of interest on any Notes when such interest becomes due and payable and such default continues for a period of thirty-five (35) days following the date on which such interest became due and payable,
(b)    the Issuer defaults in the payment of any Target Amortization Amounts when due and payable in accordance with the terms of the Indenture and the related Indenture Supplement; or
(c)    the Issuer defaults in the payment of the principal of any Series or Class of Notes on the Stated Maturity Date thereof; then the Issuer will, upon demand of the Indenture Trustee, pay (subject to the allocation provided in Section 4.5(a)(2) hereof and any related Indenture Supplement) to the Indenture Trustee, for the benefit of the Noteholders of any such Notes, the whole amount then due and payable on any such Notes for principal and interest, together with any Cumulative Interest Shortfall Amounts, unless otherwise specified in the applicable Indenture Supplement, and in addition thereto, will pay such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and Wells Fargo Bank, N.A. (in any of its capacities), their agents and counsel and all other amounts due under Section 4.5.
If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee may, in its own name and as trustee of an express trust, institute a judicial proceeding for the collection of the sums so due and unpaid, and may directly prosecute such proceeding to judgment or final decree, and the Indenture Trustee may enforce the same against the Issuer or any other obligor upon the Notes and collect the money adjudged or decreed to be payable in the manner provided by law and this Indenture.

Section 8.4.	Indenture Trustee May File Proofs of Claim.
In case of the pendency of any Insolvency Event or other similar proceeding or event relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor, the Indenture Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise) will be entitled and empowered by intervention in such proceeding or otherwise,
(a)    to file and prove a claim for the whole amount of principal and interest owing and unpaid and all other amounts due and payable under any Transaction Document in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due under Section 4.5) and of the Noteholders allowed in such judicial proceeding, and
(b)    to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator or other similar official in any such proceeding is hereby authorized by each Noteholder to make such payment to the Indenture Trustee and Wells Fargo Bank, N.A. (in all its capacities), and in the event that the Indenture Trustee consents to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee and Wells Fargo Bank, N.A. (in all its capacities) any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and Wells Fargo Bank, N.A. (in all its capacities), their agents and counsel, and any other amounts due the Indenture Trustee and Wells Fargo Bank, N.A. (in all its capacities) under Section 4.5.
Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

Section 8.5.	Indenture Trustee May Enforce Claims Without Possession of Notes.
All rights of action and claims under this Indenture or the Notes of any Series or Class may be prosecuted and enforced by the Indenture Trustee, without the possession of any of the Notes of such Series or Class or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee, will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its respective agents and counsel, be for the ratable benefit of the Noteholders of the Notes of such Series or Class in respect of which such judgment has been recovered.

Section 8.6.	Application of Money Collected.

Any money or other property collected by the Indenture Trustee pursuant to this Article VIII will be applied in accordance with Section 4.5(a)(2), at the Final Payment Date fixed by the Indenture Trustee and, in case of the payment of such money on account of principal, interest or fees, upon presentation of the Notes of the related Series or Class and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid.

Section 8.7.	Sale of Collateral Requires Consent of Series Required Noteholders.
The Indenture Trustee shall not sell Collateral or cause the Issuer to sell Collateral following any Event of Default, except with the written consent, or at the direction of, the Series Required Noteholders of each Series; provided, that the consent of 100% of the Noteholders of the Outstanding Notes of each Series and any applicable Derivative Counterparties shall be required for any sale that does not generate sufficient proceeds to pay the Note Balance of all such Notes plus all accrued and unpaid interest and other amounts owed in respect of such Notes and the Transaction Documents. If such direction has been given by the Noteholders of the requisite percentage of all Outstanding Notes, the Indenture Trustee shall cause the Issuer to sell Collateral pursuant to Section 8.16, and shall provide prior written notice of this to each Note Rating Agency of then Outstanding Notes.

Section 8.8.	Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any Proceeding for Any Remedy Available to the Indenture Trustee.
Subject to Section 8.7 and Section 8.14, the Majority Noteholders of all Outstanding Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee. This right may be exercised only if the direction provided by the Noteholders does not conflict with Applicable Law or this Indenture and does not have a substantial likelihood of involving the Indenture Trustee in personal liability and the Indenture Trustee has received indemnity satisfactory to it from such Noteholders.

Section 8.9.	Limitation on Suits.
No Noteholder will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or any Note, or for the appointment of a receiver or trustee or similar official, or for any other remedy hereunder, unless:
(a)    such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to Notes of such Noteholder’s Notes’ Series or Class;
(b)    the Noteholders of more than 25% of the Note Balance of the Outstanding Notes of each Series, measured by Voting Interests, have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in the name of the Indenture Trustee hereunder;
(c)    such Noteholder or Noteholders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; and
(d)    the Indenture Trustee, for sixty (60) days after the Indenture Trustee has received such notice, request and offer of indemnity, has failed to institute any such proceeding; it being understood and intended that no one or more Noteholders of Notes of such Series or Class will have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture or any Note to affect, disturb or prejudice the rights of any other Noteholders of Notes, or to obtain or to seek to obtain priority or preference over any other such Noteholders or to enforce any right under this Indenture or any Note, except in the manner herein provided and for the equal and proportionate benefit of all the Noteholders of all Notes.

Section 8.10.	Unconditional Right of Noteholders to Receive Amounts Due with Respect to the Notes; Limited Recourse.
Notwithstanding any other terms of this Indenture, the Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Notes, this Indenture and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Indenture, none of the Noteholders, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. Subject to the foregoing and to the terms of the applicable Indenture Supplement, each Noteholder will, however, have the absolute and unconditional right to receive payment of all amounts due with respect to the Notes pursuant and with respect to the terms of the Indenture, which right shall not be impaired without the consent of each Noteholder and to initiate suit for the enforcement of any such payment, which right shall not be impaired without the consent of such Noteholder. No recourse shall be had for the payment of any amount owing in respect of the Notes or this Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under the Notes or this Indenture. It is understood that the foregoing provisions of this Section 8.10 shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture. It is further understood that the foregoing provisions of this Section 8.10 shall not limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Section 8.11.	Restoration of Rights and Remedies.
If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.

Section 8.12.	Rights and Remedies Cumulative.
No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 8.13.	Delay or Omission Not Waiver.

No delay or omission of the Indenture Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 8.14.	Control by Noteholders.
Either 100% of the VFN Noteholders or the Majority Noteholders of all Outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to such Notes; provided that:
(a)    the Indenture Trustee will have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Indenture Trustee in good faith determines that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Noteholders not taking part in such direction, unless the Indenture Trustee has received indemnity satisfactory to it from the Noteholders; and
(b)    the Indenture Trustee may take any other action permitted hereunder deemed proper by the Indenture Trustee which is not inconsistent with such direction.

Section 8.15.	Waiver of Past Defaults.
Together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Series Required Noteholders for each Series of Variable Funding Notes that are Outstanding waive any past default hereunder and its consequences, except a default not theretofore cured:
(a)    in the payment of the principal of or interest on any Note, or
(b)    in respect of a covenant or provision hereof which under Article XII cannot be modified or amended without the consent of the Noteholder of each Outstanding Note.
Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

Section 8.16.	Sale of Trust Estate.
(a)    The power to effect any Sale of any portion of the Trust Estate shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.
(b)    Unless together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Series Required Noteholders for each Series of Variable Funding Notes that are Outstanding have otherwise provided its written consent to the Indenture Trustee at least five (5) Business

Days prior to the Sale contemplated in this Section 8.16(b) and the Indenture Trustee has provided prior notice of such Sale as soon as is reasonably practicable to any Derivative Counterparty, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than all amounts due to the Indenture Trustee hereunder and the entire amount which would be payable to the Noteholders in full payment thereof in accordance with Section 8.6, on the Payment Date next succeeding the date of such sale, has not been received, the Indenture Trustee shall prevent such sale by bidding an amount at least $1.00 more than the highest other bid in order to preserve the Trust Estate.
(c)    In connection with a Sale of all or any portion of the Trust Estate:
(i)    any of the Noteholders may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability;
(ii)    the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof;
(iii)    the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;
(iv)    the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and
(v)    no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.
(d)    Notwithstanding anything to the contrary in this Indenture, if an Event of Default has occurred and is continuing and the Notes have become due and payable or have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, any proceeds received by the Indenture Trustee with respect to a foreclosure, sale or other realization resulting from a transfer of the assets of the Trust Estate shall be allocated in accordance with Section 4.5(a)(2) hereof. The amount, if any, so allocated to the Issuer shall be paid by the Indenture Trustee to or to the order of the Issuer free and clear of the Adverse Claim of this Indenture and the Noteholders shall have no claim or rights to the amount so allocated.

Section 8.17.	Undertaking for Costs.
All parties to this Indenture agree, and each Noteholder by its acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder or group of Noteholders holding in the aggregate more than 25% of the Note Balance of the Outstanding Notes of each Series (measured by

Voting Interests) to which the suit relates, or to any suit instituted by any Noteholders for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Stated Maturity Date expressed in such Note.

Section 8.18.	Waiver of Stay or Extension Laws.
The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 8.19.	Notice of Waivers.
Promptly after any waiver of an Event of Default pursuant to Section 4.12, or any rescission or annulment of a declaration of acceleration pursuant to Section 8.2(c), or any waiver of past default pursuant to Section 8.15, the Issuer will notify all related Note Rating Agencies in writing.
Article IX

The Issuer

Section 9.1.	Representations and Warranties of Issuer.
The Issuer hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders, any Derivative Counterparty, any Supplemental Credit Enhancement Provider and any Liquidity Provider. The representations shall be made as of the execution and delivery of this Indenture and of each Indenture Supplement, and as of each Funding Date and as of each date of Grant and shall survive the Grant of a Security Interest in the Receivables to the Indenture Trustee.
(a)    Organization and Good Standing. The Issuer is duly organized and validly existing as a statutory trust and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted. The Issuer has appointed the Administrator as the Issuer’s agent where notices and demands to or upon the Issuer in respect of the Notes of this Indenture may be served.
(b)    Power and Authority. The Issuer has and will continue to have the power and authority to execute and deliver this Indenture and the other Transaction Documents to which it is or will be a party, and to carry out their respective terms; the Issuer had and has had at all relevant times and now has full power, authority and legal right to acquire, own, hold and Grant a Security Interest in the Trust Estate and has duly authorized such Grant to the Indenture Trustee by all necessary action; and the execution, delivery and performance by the Issuer of this Indenture and each of the other Transaction Documents to which it is a party has been duly authorized by all necessary action of the Issuer.
(c)    Valid Transfers; Binding Obligations. This Indenture creates a valid Grant of a Security Interest in the Receivables which has been validly perfected and is a first priority Security Interest under the UCC, and such other portion of the Collateral as to which a Security Interest may be granted under the UCC, which security interest is enforceable against creditors of and purchasers from the Issuer, subject to Applicable Law. Each of the Transaction Documents to which the Issuer is a party constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.
(d)    No Violation. The execution and delivery by the Issuer of this Indenture and each other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms of this Indenture and the other Transaction Documents do not conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under the Organizational Documents of the Issuer or any indenture, agreement or other material instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Indenture), or violate any law, order, judgment, decree, writ, injunction, award, determination, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties, which breach, default, conflict, Adverse Claim or violation could reasonably be expected to have an Adverse Effect.
(e)    No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Issuer’s knowledge, threatened, against or affecting the Issuer: (i) asserting the invalidity of this Indenture, the Notes or any of the other Transaction Documents to which the Issuer is a party, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture, or any of the other Transaction Documents, (iii) seeking any determination or ruling which could reasonably be expected to have an Adverse Effect or could reasonably be expected to materially and adversely affect the condition (financial or otherwise), business or operations of the Issuer, or (iv) relating to the Issuer and which could reasonably be expected to adversely affect the United States federal income tax attributes of the Notes.
(f)    No Subsidiaries. The Issuer has no subsidiaries.
(g)    All Tax Returns True, Correct and Timely Filed. All tax returns required to be filed by the Issuer in any jurisdiction have in fact been filed and all taxes, assessments, fees and other governmental charges upon the Issuer or upon any of its properties, and all income of franchises, shown to be due and payable on such returns have been paid except for any such taxes, assessments, fees and charges the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Issuer had established adequate reserves in accordance with GAAP. All such tax returns were true and correct in all material respects and the Issuer knows of no proposed additional tax assessment against it that could reasonably be expected to have a material adverse effect upon the ability of the Issuer to perform its obligations hereunder nor of any basis therefor. The provisions for taxes on the books of the Issuer are in accordance with GAAP.
(h)    No Restriction on Issuer Affecting its Business. The Issuer is not a party to any contract or agreement, or subject to any charter or other restriction, which materially and adversely affects its business, and the Issuer has not agreed or consented to cause any of its assets or properties to become subject to any Adverse Claim other than the Security Interest or any Permitted Liens.
(i)    Title to Receivables. As represented by the Depositor in the Receivables Pooling Agreement, immediately prior to the Grant thereof to the Indenture Trustee as contemplated by this Indenture, the Issuer had good and marketable title to each Receivable, free and clear of all Adverse Claims other than any Permitted Liens and rights of others.
(j)    Perfection of Security Interest. All filings and recordings that are necessary to perfect the interest of the Issuer in the Receivables and such other portion of the Trust Estate as to which a sale or security interest may be perfected by filing under the UCC, have been accomplished and are in full force and effect. All filings and recordings against the Issuer required to perfect the Security Interest of the Indenture Trustee in such Receivables and such other portion of the Trust Estate as to which a Security Interest may be perfected by filing under the UCC, have been accomplished and are in full force and effect. Other than the Security Interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a Security Interest in, or otherwise conveyed any of the Receivables or any other Collateral. The Issuer has not authorized the filing of and is not aware of any financing statement filed against the Issuer that includes a description of collateral covering the Receivables other than (1) any financing statement related to the Security Interest granted to the Indenture Trustee hereunder or (2) that has been terminated.
(k)    Notes Authorized, Executed, Authenticated, Validly Issued and Outstanding. The Notes have been duly and validly authorized and, when duly and validly executed and authenticated by the Indenture Trustee in accordance with the terms of this Indenture and delivered to and paid for by each purchaser as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.
(l)    Location of Chief Executive Office and Records. The principal place of business and chief executive office of the Issuer, and the office where Issuer maintains all of its corporate records, is located at the offices of the Administrator at Ditech Financial LLC, 1100 Virginia Drive, Suite 100A, Ft. Washington, PA, 19034; provided that, at any time after the Closing Date, upon thirty (30) days’ prior written notice to the Indenture Trustee and the Noteholders, the Issuer may relocate its jurisdiction of formation, and/or its principal place of business and chief executive office, and/or the office where it maintains all of its records, to another location or jurisdiction, as the case may be, within the United States to the extent that the Issuer shall have taken all actions necessary or reasonably requested by the Indenture Trustee or the Majority Noteholders of all Outstanding Notes to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Indenture Trustee or the Majority Noteholders of all Outstanding Notes to further perfect or evidence the rights, claims or security interests of the Indenture Trustee and the Noteholders under any of the Transaction Documents.
(m)    Solvency. The Issuer (i) is not insolvent” (as such term is defined in § 101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage. The Issuer is not Granting the Trust Estate to the Indenture Trustee with the intent to defraud, delay or hinder any of its creditors.
(n)    Separate Identity. The Issuer is operated as an entity separate from the Receivables Seller, the Depositor and the Servicer. The Issuer has complied with all covenants set forth in its Organizational Documents.
(o)    Name. The legal name of the Issuer is as set forth in this Indenture and the Issuer does not use and has not used any other trade names, fictitious names, assumed names or “doing business as” names.
(p)    Governmental Authorization. Other than the filing of the financing statements (or financing statement amendments) required hereunder or under any other Transaction Document, and other than the Freddie Mac Consent (if any) and the Fannie Mae Acknowledgment, which have been obtained, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution and delivery by Issuer of this Indenture and each other Transaction Document to which it is a party and (ii) the performance of its obligations hereunder and thereunder.
(q)    Accuracy of Information. All information heretofore furnished by the Issuer or any of its Affiliates to the Indenture Trustee or the Noteholders for purposes of or in connection with this Indenture, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Issuer or any of its Affiliates to the Indenture Trustee or the Noteholders will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit, taking into account all other information provided, to state a material fact or any fact necessary to make the statements contained therein not misleading in any material respect.
(r)    Use of Proceeds. No proceeds of any issuance of Notes or funding under a VFN hereunder will be used for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.
(s)    Investment Company. The Issuer is not required to be registered as an “investment company” within the meaning of the Investment Company Act, or any successor statute.
(t)    Compliance with Law. The Issuer has complied in all material respects with all Applicable Laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.
(u)    Investments. The Issuer does not own or hold, directly or indirectly (i) any capital stock or equity security of, or any equity interest in, any Person or (ii) any debt security or other evidence of indebtedness of any Person (other than Permitted Investments and Sinking Fund Permitted Investments).
(v)    Transaction Documents. The Receivables Pooling Agreement and the receivables assignments executed in connection therewith from time to time are the only agreement pursuant to which the Issuer directly or indirectly purchases and receives contributions of Receivables from the Depositor and the Receivables Pooling Agreement represents the only agreement between the Depositor and the Issuer relating to the transfer of the Receivables from the Depositor to the Issuer.
(w)    Limited Business. Since its formation the Issuer has conducted no business other than entering into and performing its obligations under the Transaction Documents to which it is a party, and such other activities as are incidental to the foregoing. The Transaction Documents to which it is a party, and any agreements entered into in connection with the transactions that are permitted thereby, are the only agreements to which the Issuer is a party.
(x)    Foreign Corrupt Practices Act. Neither the Issuer nor, to its knowledge, any director, officer, agent or employee of the Issuer is aware of or has taken any action, directly or indirectly, that would result in a violation in any material respect by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”); and the Issuer has conducted its business in compliance in all material respects with the FCPA and has instituted and maintain policies and procedures designed to ensure continued compliance therewith.
(y)    U.S. Anti-Money Laundering Laws. The operations of the Issuer are conducted and, to its knowledge, have been conducted in all material respects in compliance with the applicable anti-money laundering statutes of all jurisdictions to which the Issuer is subject and the rules and regulations thereunder, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) (collectively, the “U.S. Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer with respect to the U.S. Anti-Money Laundering Laws is pending or, to the knowledge of the Issuer, threatened.
(z)    Sanctions. Neither the Issuer nor its Subsidiaries, nor, to its knowledge, any of its or its Subsidiaries’ directors, officers, agents, Subsidiaries or employees, is a Person that is, or is owned or controlled by Persons that are (1) the subject of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”) or (2) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions; including, without limitation, Cuba, Iran, North Korea, Sudan and Syria.

Section 9.2.	Liability of Issuer; Indemnities.
(a)    Obligations. The Issuer shall be liable in accordance with this Indenture only to the extent of the obligations in this Indenture specifically undertaken by the Issuer in such capacity under this Indenture and shall have no other obligations or liabilities hereunder. The Issuer shall indemnify, defend and hold harmless the Indenture Trustee (in all its capacities), the Calculation Agent, the Paying Agent, the Securities Intermediary, the Note Registrar, the Noteholders, each Derivative Counterparty (as applicable, with respect to the related Series of Notes) and the Trust Estate (each an “Indemnified Party”) from and against any taxes that may at any time be asserted against the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Note Registrar or the Trust Estate with respect to the transactions contemplated in this Indenture or any of the other Transaction Documents, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Trust Estate, the issuance and original sale of the Notes of any Class, or asserted with respect to ownership of the Receivables, or federal, state or local income or franchise taxes or any other tax, or other income taxes arising out of payments on the Notes of any Class, or any interest or penalties with respect thereto or arising from a failure to comply therewith) and costs and expenses in defending against the same.
(b)    Notification and Defense. Promptly after any Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which a claim for indemnity may be made against the Issuer under this Section 9.2, the Indemnified Party shall notify the Issuer and the Administrator in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the Issuer shall not relieve the Issuer from any liability which it may have hereunder or otherwise, except to the extent that the Issuer is prejudiced by such failure so to notify the Issuer. The Issuer will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Issuer to such Indemnified Party that the Issuer wishes to assume the defense of any such action, the Issuer will not be liable to such Indemnified Party under this Section 9.2 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of any such action unless (i) the defendants in any such action include both the Indemnified Party and the Issuer, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, or one or more Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Issuer and such Indemnified Party, (ii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) the Issuer has authorized the employment of counsel for the Indemnified Party at the expense of the Issuer; then, in any such event, such Indemnified Party shall have the right to employ its own counsel in such action, and the reasonable fees and expenses of such counsel shall be borne by the Issuer; provided, however, that the Issuer shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for any fees and expenses of more than one firm of attorneys at any time for all Indemnified Parties. Each Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with the Issuer in the defense of any such action or claim. The Issuer shall not, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.
(c)    Expenses. Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Issuer has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Issuer, without interest.

Section 9.3.	Merger or Consolidation, or Assumption of the Obligations, of the Issuer.
Any Person (a) into which the Issuer may be merged or consolidated, (b) which may result from any merger, conversion or consolidation to which the Issuer shall be a party, or (c) which may succeed to all or substantially all of the business or assets of the Issuer, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Issuer under this Indenture, shall be the successor to the Issuer under this Indenture without the execution or filing of any document or any further act on the part of any of the parties to this Indenture, except that if the Issuer in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Issuer under the Transaction Documents, including Derivative Agreements entered into by the Issuer or the Indenture Trustee on its behalf, and the surviving entity shall have taken all actions necessary or reasonably requested by the Issuer, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Issuer, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee to further perfect or evidence the rights, claims or security interests of the Issuer, the Noteholders or the Indenture Trustee under any of the Transaction Documents. The Issuer (i) shall provide prior written notice of any merger, consolidation or succession pursuant to this Section to each Note Rating Agency that has rated any then-Outstanding Notes, the Indenture Trustee, each Derivative Counterparty and the Noteholders, (ii) for so long as the Notes are Outstanding, (1) shall receive from each Note Rating Agency rating Outstanding Notes a letter to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of the then current ratings assigned by such Note Rating Agency to any Outstanding Notes or (2) if the Administrator and the Administrative Agent determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such letters as described in the foregoing clause (1), (a) the Administrator shall provide prior written notice of such new merger, consolidation or succession to the related Note Rating Agency and (b) the Administrative Agent shall have provided its prior written consent to such merger, consolidation or succession, provided, that the Issuer provides an Issuer Certificate to the effect that any such merger, consolidation or succession will not have a material Adverse Effect on the Outstanding Notes, (iii) shall obtain an Opinion of Counsel addressed to the Indenture Trustee and reasonably satisfactory to the Indenture Trustee, that such merger, consolidation or succession complies with the terms hereof and one or more Opinions of Counsel updating or restating all opinions delivered on the date of this Indenture with respect to corporate matters, enforceability of Transaction Documents against the Issuer, and the grant by the Issuer of a valid security interest in the Aggregate Receivables to the Indenture Trustee and the perfection of such security interest and related matters, (iv) shall receive from the Majority Noteholders of all Outstanding Notes and each Derivative Counterparty their prior written consent to such merger, consolidation or succession, absent which consent, which may not be unreasonably withheld or delayed, the Issuer shall not become a party to such merger, consolidation or succession and (v) shall obtain an Issuer Tax Opinion.

Section 9.4.	Issuer May Not Own Notes.
The Issuer may not become the owner or pledgee of one or more of the Notes (other than any “Retained Notes” (as defined in any Indenture Supplement)). Any Person Controlling, Controlled by or under common Control with the Issuer may, in its individual or any other capacity, become the owner or pledgee of one or more Notes with the same rights as it would have if it were not an Affiliate of the Issuer, except as otherwise specifically provided in the definition of the term “Noteholder.” The Notes so owned by or pledged to such Controlling, Controlled or commonly Controlled Person shall have an equal and proportionate benefit under the provisions of this Indenture, without preference, priority or distinction as among any of the Notes, except as set forth herein with respect to, among other things, rights to vote, consent or give directions to the Indenture Trustee as a Noteholder.

Section 9.5.	Covenants of Issuer.
(a)    Organizational Documents; Unanimous Consent. The Issuer hereby covenants that its Organizational Documents provide that they may not be amended or modified without (i) notice to the Indenture Trustee and each Note Rating Agency that is at that time rating any Outstanding Notes, and (ii) the prior written consent of the Administrative Agent, unless and until this Indenture shall have been satisfied, discharged and terminated. The Issuer will at all times comply with the terms of its Organizational Documents. In addition, notwithstanding any other provision of this Section and any provision of law, the Issuer shall not take any action described in Section 4.1 of the Issuer’s Organizational Documents or do any of the following unless the Owners (as such term is defined in the Issuer’s Organizational Documents), the Administrative Agent and together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Series Required Noteholders for each Series of Variable Funding Notes that are Outstanding consent to such action: (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking, or consent to, reorganization or relief under any applicable federal, state or foreign law relating to bankruptcy or similar matters, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property, (E) make any assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any action in furtherance of the actions set forth in clauses (A) through (F) above; or (1) merge or consolidate with or into any other person or entity or sell or lease its property or all or substantially all of its assets to any person or entity; or (2) modify any provision of its Organizational Documents.
(b)    Preservation of Existence. The Issuer hereby covenants to do or cause to be done all things necessary on its part to preserve and keep in full force and effect its rights and franchises as a statutory trust under the laws of the State of Delaware, and to maintain each of its licenses, approvals, permits, registrations or qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications, except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not have an Adverse Effect.
(c)    Compliance with Laws. The Issuer hereby covenants to comply in all material respects with all applicable laws, rules and regulations and orders of any governmental authority, the noncompliance with which would have an Adverse Effect or a material adverse effect on the business, financial condition or results of operations of the Issuer.
(d)    Payment of Taxes. The Issuer hereby covenants to pay and discharge promptly or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Issuer or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default, provided that the Issuer shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Issuer shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge or levy so contested.
(e)    Investments. The Issuer hereby covenants that it will not, without the prior written consent of the Majority Noteholders of all Outstanding Notes, acquire or hold any indebtedness for borrowed money of another person, or any capital stock, debentures, partnership interests or other ownership interests or other securities of any Person, other than Permitted Investments and Sinking Fund Permitted Investments as provided hereunder and the Receivables acquired under the Receivables Sale Agreement and the Receivables Pooling Agreement.
(f)    Keeping Records and Books of Account. The Issuer hereby covenants and agrees to maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of all collections with respect to, and adjustments of amounts payable under, each Receivable). The Administrator shall ensure compliance with this Section 9.5(f).
(g)    Employee Benefit Plans. The Issuer hereby covenants and agrees to comply in all material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder to the extent applicable, with respect to each Employee Benefit Plan.
(h)    No Release. The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s covenants or obligations under any Transaction Document, Designated Servicing Agreement or other document, instrument or agreement included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement.
(i)    Separate Identity. The Issuer acknowledges that the Secured Parties are entering into the transactions contemplated by this Indenture in reliance upon the Issuer’s identity as a legal entity that is separate from the Receivables Seller, the Depositor or the Servicer (each, a “Facility Entity”). Therefore, from and after the date of execution and delivery of this Indenture, the Issuer shall take all reasonable steps to maintain the Issuer’s identity as a separate legal entity and to make it manifest to third parties that the

Issuer is an entity with assets and liabilities distinct from those of each Facility Entity and not a division of a Facility Entity.
(j)    Compliance with and Enforcement of Transaction Documents. The Issuer hereby covenants and agrees to comply in all respects with the terms of, employ the procedures outlined in and enforce the obligations of the parties to all of the Transaction Documents to which the Issuer is a party, and take all such action to such end as may be from time to time reasonably requested by the Indenture Trustee, and/or the Majority Noteholders of all Outstanding Notes, maintain all such Transaction Documents in full force and effect and make to the parties thereto such reasonable demands and requests for information and reports or for action as the Issuer is entitled to make thereunder and as may be from time to time reasonably requested by the Indenture Trustee.
(k)    No Sales, Liens, Etc. Against Receivables and Trust Property. The Issuer hereby covenants and agrees, except for releases specifically permitted hereunder, not to sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Adverse Claim (other than the Security Interest created hereby or any Permitted Liens) upon or with respect to, any Receivables or Trust Property, or any interest in either thereof, or upon or with respect to any Trust Account, or assign any right to receive income in respect thereof. The Issuer shall promptly, but in no event later than two (2) Business Days after a Responsible Officer has obtained actual knowledge thereof, notify the Indenture Trustee of the existence of any Adverse Claim on any Receivables or Trust Estate, and the Issuer shall defend the right, title and interest of each of the Issuer and the Indenture Trustee in, to and under the Receivables and Trust Estate, against all claims of third parties.
(l)    No Change in Business. The Issuer covenants that it shall not make any change in the character of its business.
(m)    No Change in Name, Etc.; Preservation of Security Interests The Issuer covenants that it shall not make any change to its company name, or use any trade names, fictitious names, assumed names or “doing business as” names. The Issuer will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of the Issuer in all of the Receivables and such other portion of the Trust Estate as to which a sale or Security Interest may be perfected by filing under the UCC, and the Security Interest of the Indenture Trustee in all of the Receivables and such other portion of the Trust Estate as to which a Security Interest may be perfected by filing under the UCC, are fully protected.
(n)    No Institution of Insolvency Proceedings. The Issuer covenants that it shall not institute Insolvency Proceedings with respect to the Issuer or any Affiliate thereof or consent to the institution of Insolvency Proceedings against the Issuer or any Affiliate thereof or take any action in furtherance of any such action, or seek dissolution or liquidation in whole or in part of the Issuer or any Affiliate thereof.
(o)    Money for Note Payments To Be Held in Trust. The Indenture Trustee shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section 9.5(o), that such Paying Agent shall:
(i)    hold all sums held by it in respect of payments on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)    give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment; and
(iii)    at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.
The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.
(p)    Protection of Trust Estate. The Issuer shall from time to time execute and deliver to the Indenture Trustee and the Administrative Agent all such supplements and amendments hereto (a copy of which shall be provided to the Noteholders) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as is necessary or advisable to:
(i)    Grant more effectively all or any portion of the Trust Estate;
(ii)    maintain or preserve the Security Interest or carry out more effectively the purposes hereof;
(iii)    perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;
(iv)    enforce any of the Receivables or, where appropriate, any Security Interest in the Trust Estate and the proceeds thereof, or
(v)    preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders therein against the claims of all persons and parties.
(q)    Investment Company Act. The Issuer shall conduct its operations in a manner which shall not subject it to registration as an “investment company” under the Investment Company Act.
(r)    Payment of Review and Renewal Fees. The Issuer shall pay or cause to be paid to each Note Rating Agency that has rated Outstanding Notes, the annual rating review and renewal fee in respect of such Notes, if any.
(s)    Sanctions. The Issuer hereby covenants that it will not directly or indirectly use the proceeds of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund activities of or business with any Person, or in any country or territory, that at the time of such funding or facilitation, is the subject of Sanctions, or in a manner that would otherwise cause any Person to violate any Sanctions in any material respect.
(t)    No Subsidiaries. The Issuer shall not form or hold interests in any subsidiaries.

(u)    No Indebtedness. The Issuer shall not incur any indebtedness other than the Notes, and shall not guarantee any other Person’s indebtedness or incur any capital expenditures.
Article IX
The Issuer

Section 10.1.	Representations and Warranties of Administrator and Servicer.
Each of the Administrator and the Servicer hereby makes the following representations and warranties for the benefit of the Indenture Trustee, as of the Closing Date and as of the date of each Grant of Receivables to the Indenture Trustee pursuant to this Indenture.
(a)    Organization and Good Standing. The Administrator and the Servicer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Servicer is duly qualified to do business and is in good standing (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the failure so to qualify, or to obtain such licenses or approvals, would have an Adverse Effect.
(b)    Power and Authority; Binding Obligation. Each of the Administrator and the Servicer has the power and authority to make, execute, deliver and perform its obligations under this Indenture and any related Indenture Supplement and each other Transaction Document to which it is a party and all of the transactions contemplated hereunder and thereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Indenture and each Indenture Supplement and each other Transaction Document to which it is a party; this Indenture and each Indenture Supplement and each other Transaction Document to which it is a party constitutes a legal, valid and binding obligation of the Administrator and the Servicer, enforceable against each of the Administrator and the Servicer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws.
(c)    No Violation. The execution and delivery of this Indenture and each Indenture Supplement and each other Transaction Document to which it is a party by each of the Administrator and the Servicer and each of their performance and compliance with the terms of this Indenture and each Indenture Supplement and each other Transaction Document to which it is a party will not violate (i) the Administrator’s or the Servicer’s Charter, Bylaws or other organizational documents or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Administrator or the Servicer is a party or which may be applicable to the Administrator or the Servicer or any of their respective assets or (iii) violate any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to the Administrator or the Servicer or their respective properties.
(d)    No Proceedings. No proceedings, investigations or litigation before any court, tribunal or governmental body is currently pending, nor to the knowledge of the Administrator or the Servicer is threatened against the Administrator or the Servicer, nor is there any such proceeding, investigation or litigation currently pending, nor, to the knowledge of the Administrator or the Servicer, is any such proceeding, investigation or litigation threatened against the Administrator or the Servicer with respect to this Indenture, any Indenture Supplement or any other Transaction Document or the transactions contemplated hereby or thereby that could reasonably be expected to have an Adverse Effect.
(e)    No Consents Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Administrator or the Servicer of or compliance by the Administrator or the Servicer with this Indenture, any Indenture Supplement or the consummation of the transactions contemplated by this Indenture, any Indenture Supplement except for consents, approvals, authorizations and orders which have been obtained.
(f)    Information. No written statement, report or other document furnished or to be furnished pursuant to this Indenture or any other Transaction Document to which it is a party by the Administrator or the Servicer contains or will contain any statement that is or will be inaccurate or misleading in any material respect.
(g)    Default. The Administrator is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of the Administrator or the Servicer to perform its duties under this Indenture or any Indenture Supplement, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.
(h)    Foreign Corrupt Practices Act. Neither Ditech nor, to its knowledge, any director, officer, agent or employee of Ditech is aware of or has taken any action, directly or indirectly, that would result in a violation in any material respect by such persons of the FCPA; and Ditech has conducted its business in compliance in all material respects with the FCPA and has instituted and maintain policies and procedures designed to ensure continued compliance therewith.
(i)    Anti-Money Laundering. The operations of Ditech are conducted and, to its knowledge, have been conducted in all material respects in compliance with the applicable anti-money laundering statutes of all jurisdictions to which Ditech is subject and the rules and regulations thereunder, including the U.S. Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Ditech with respect to the U.S. Anti-Money Laundering Laws is pending or, to the knowledge of Ditech threatened.
(j)    Sanctions. Neither Ditech nor its Subsidiaries, nor, to its knowledge, any of its or its Subsidiaries’ directors, officers, agents, Subsidiaries or employees, is a Person that is, or is owned or controlled by Persons that are (1) the subject of any Sanctions or (2) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions; including, without limitation, Cuba, Iran, North Korea, Sudan and Syria.

Section 10.2.	Covenants of Administrator and Servicer.
(a)    Amendments to Designated Servicing Agreements. The Administrator and the Servicer each hereby covenants and agrees not to amend the Designated Servicing Agreements, except for such amendments that would have no material adverse effect upon the collectability or timing of payment of any of the Aggregate Receivables or the performance of its, the Depositor’s or the Issuer’s obligations under the Transaction Documents or otherwise adversely affect the interest of the Noteholders, any Derivative

Counterparty, any Supplement Credit Enhancement Provider or any Liquidity Provider, without the prior written consent of the Majority Noteholders of all Outstanding Notes, each Derivative Counterparty and of each Supplemental Credit Enhancement Provider and each Liquidity Provider. The Administrator shall, within five (5) Business Days following the effectiveness of such amendments, deliver to the Indenture Trustee copies of all such amendments.
(b)    Maintenance of Security Interest. The Administrator shall from time to time, at its own expense, file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the Security Interest of the Indenture Trustee (on behalf of itself, the Noteholders, any Derivative Counterparty, any Supplemental Credit Enhancement Provider and any Liquidity Provider) in all of the Aggregate Receivables and the other Collateral is fully protected in accordance with the UCC and that the Security Interest of the Indenture Trustee in the Receivables and the rest of the Trust Estate remains perfected and of first priority. The Administrator shall take all steps necessary to ensure compliance with Section 9.5(m).
(c)    Regulatory Reporting Compliance. The Servicer shall, on or before the last Business Day of the fifth (5th) month following the end of each of the Servicer’s fiscal years (December 31), beginning with the fiscal year ending in 2017, deliver to the Indenture Trustee and the Interested Noteholders, as applicable, a copy of the results of any Uniform Single Attestation Program for Mortgage Bankers, an Officer’s Certificate that satisfies the requirements of Item 1122(a) of Regulation AB, an independent public accountant’s report that satisfies the requirements of Item 1123 of Regulation AB or similar review conducted on the Servicer by its accountants and such other reports as the Servicer may prepare relating to its servicing functions as the Servicer.
(d)    Compliance with Designated Servicing Agreements. The Servicer shall not fail to comply with its obligations as the servicer under each of the Designated Servicing Agreements, which failure would have a material adverse effect on the interests of the Noteholders under this Indenture. The Servicer shall immediately notify the Indenture Trustee of any Event of Default or its receipt of a notice of termination under any Designated Servicing Agreement. The Indenture Trustee shall forward any such notification to each Noteholder.
(e)    Compliance with Obligations. Each of the Administrator and the Servicer shall comply with all their other obligations and duties set forth in this Indenture and any other Transaction Document. The Administrator shall not permit the Issuer to engage in activities that could violate its covenants in this Indenture.
(f)    Reimbursement of Advances upon Transfer of Servicing. In connection with any voluntary transfer of servicing under any Designated Servicing Agreement or with respect to any Designated Pool, the Servicer shall collect reimbursement of all outstanding Advances under such Designated Servicing Agreement or Designated Pool prior to transferring the servicing under such Designated Servicing Agreement or Designated Pool, except that, in the case of Delinquency Advance Receivables, a written agreement of the transferee that it will remit reimbursement of all outstanding Delinquency Advances by the next month’s remittance date shall suffice. In connection with an involuntary transfer of servicing under any Designated Servicing Agreement, the Servicer shall use best efforts to collect reimbursement of all outstanding Advances under such Designated Servicing Agreement prior to transferring the servicing under such Designated Servicing Agreement.
(g)    Notice of Unmatured Defaults and Servicer Termination Events. The Servicer shall provide written notice to the Indenture Trustee and each VFN Noteholder of any Unmatured Default or Servicer

Termination Event, immediately following the receipt by a Responsible Officer of the Servicer of notice, or the obtaining by a Responsible Officer of the Servicer of actual knowledge, of such Unmatured Default or Servicer Termination Event.
(h)    Reimbursement of Escrow, Corporate Advance, Delinquent MBS Mortgage Repurchase Advance and Delinquency Advances. The Servicer shall withdraw Advance Reimbursement Amounts from the appropriate Escrow Custodial Account or Principal and Interest Custodial Account to reimburse any Escrow Advance, Corporate Advance, Delinquent MBS Mortgage Repurchase Advance or Delinquency Advance within two (2) Business Days after receipt of amounts in such account that may be used to reimburse such Advances pursuant to Section 76.21 of the Freddie Mac Guide, Part A, Subpart 2, Chapter 1-01 of the Fannie Mae Guide or Chapter 3-03 of the Fannie Mae Investor Reporting Manual, as applicable.
(i)    Administrator Instructions and Functions Performed by Issuer. The Administrator shall perform the administrative or ministerial functions specifically required of the Issuer pursuant to this Indenture and any other Transaction Document.
(j)    Adherence to Servicing Standards. Unless otherwise consented to by the Administrative Agent, the Servicer shall comply at all times with the following (collectively, the “Servicing Standards”):
(i)    the Servicer shall continue to make Advances and seek reimbursement of Advances in accordance with the terms of the related Designated Servicing Agreement and the related Guide;
(ii)    to the extent permitted by the Fannie Mae Guide or Freddie Mac Guide, as applicable, the Servicer shall apply all Advance Reimbursement Amounts on a “first-in, first out” or “FIFO” basis such that the Advances of a particular type that were disbursed first in time will be reimbursed prior to the Advances of the same type with respect to that Mortgage Loan that were disbursed later in time to the extent permitted under the related Servicing Agreement;
(iii)    the Servicer shall identify on its systems and in its records that the Issuer as the owner of each Receivable and that such Receivable has been pledged to the Indenture Trustee;
(iv)    the Servicer shall maintain systems and operating procedures necessary to comply with all of the terms of the Transaction Documents;
(v)    the Servicer shall cooperate with the Indenture Trustee acting as Calculation Agent in its duties set forth in the Transaction Documents; and
(vi)    the Servicer shall make all Advances within the time period required under the related Designated Servicing Agreement, unless such failure to make any Advances results from inadvertence and is remedied on or prior to the related distribution date for the related Pool.
(k)    Sanctions. Ditech hereby covenants that it will not directly or indirectly use the proceeds of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund activities of or business with any Person, or in any country or territory, that at the time of such funding or facilitation, is the subject of Sanctions, or in a manner that would otherwise cause any Person to violate any Sanctions in any material respect.
(l)    Notification of a Cease Funding Event. The first of the Servicer or the Administrator to receive written notice either by Freddie Mac or Fannie Mae that suspends or terminates the Servicer’s right to reimbursement of Delinquency Advance Receivables, Delinquent MBS Mortgage Repurchase Advance Receivables, Escrow Advance Receivables or Corporate Advance Receivables shall give written notice of the foregoing to each of the Indenture Trustee and the Administrative Agent within one (1) Business Day of its receipt of such written notice from Freddie Mac or Fannie Mae, as applicable.

Section 10.3.	Liability of the Administrator and Servicer; Indemnities.
(a)    Obligations. Each of the Administrator and the Servicer, jointly and severally, shall indemnify, defend and hold harmless the Indenture Trustee, the Note Registrar, the Custodian, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Trust Estate, the Owner Trustee, each Derivative Counterparty and the Noteholders (each an “Indemnified Party”) from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, and was imposed upon, the Indenture Trustee, the Note Registrar, the Custodian, the Owner Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Trust Estate or any Noteholder (i) in the case of indemnification by the Administrator, by reason of a violation of law, negligence, willful misfeasance or bad faith of the Administrator (or of the Receivables Seller, the Depositor or of the Issuer as a result of a direction, act or omission by the Administrator), in the performance of their respective obligations under this Indenture and the other Transaction Documents or by reason of the breach by the Receivables Seller or the Servicer of any of their respective representations, warranties or covenants hereunder or, in the case of the Servicer, under the Designated Servicing Agreements, or (ii) in the case of indemnification by the Servicer, by reason of a violation of law, negligence, willful misfeasance or bad faith of the Servicer, in the performance of its respective obligations under this Indenture and the other Transaction Documents or as servicer under the Designated Servicing Agreements and Designated Pools, or by reason of the breach by the Servicer of any of its representations, warranties or covenants hereunder or under the Designated Servicing Agreements; provided, that any indemnification amounts payable by the Administrator or the Servicer, as the case may be, to the Owner Trustee hereunder shall not be duplicative of any indemnification amount paid by the Administrator to the Owner Trustee in accordance with the Trust Agreement or under the Administration Agreement.
(b)    Notification and Defense. Promptly after any Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which a claim for indemnity may be made against the Administrator or the Servicer (such party, as the case may be, being referred to herein as the “Indemnifying Party”) under this Section 10.3, the Indemnified Party shall notify the Indemnifying Party in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have hereunder or otherwise, except to the extent that the Indemnifying Party is prejudiced by such failure so to notify the Indemnifying Party. The Indemnifying Party will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party that the Indemnifying Party wishes to assume the defense of any such action, the Indemnifying Party will not be liable to such Indemnified Party under this Section 10.3 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of any such action unless (i) the defendants in any such action include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Indemnifying Party, or one or more Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Indemnifying Party and such Indemnified Party, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified

Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party; then, in any such event, such Indemnified Party shall have the right to employ its own counsel in such action, and the reasonable fees and expenses of such counsel shall be borne by the Indemnifying Party; provided, however, that the Indemnifying Party shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for any fees and expenses of more than one firm of attorneys at any time for all Indemnified Parties. Each Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with the Indemnifying Party in the defense of any such action or claim. The Indemnifying Party shall not, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.
(c)    Expenses. Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Indemnifying Party has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Indemnifying Party, without interest.
(d)    Survival. The provisions of this Section shall survive the resignation or removal of the Indenture Trustee (in any of its capacities), the Calculation Agent, the Securities Intermediary and the Paying Agent and the termination of this Indenture.

Section 10.4.	Merger or Consolidation, or Assumption of the Obligations, of the Administrator or the Servicer.
Any Person (a) into which the Administrator or the Servicer may be merged or consolidated, (b) which may result from any merger, conversion or consolidation to which the Administrator or the Servicer shall be a party, or (c) which may succeed to all or substantially all of the business or assets of the Administrator or the Servicer, as the case may be, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Administrator or the Servicer, as applicable, under this Indenture, shall be the successor to the Administrator or the Servicer, as applicable, under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties to this Indenture; provided, however, that (A) such merger, consolidation or conversion shall not cause a Target Amortization Event for any Series or an Event of Default, or an event which with notice, the passage of time or both would become a Target Amortization Event for any Series or an Event of Default, (B) prior to any such merger, consolidation or conversion, (1) the Administrator or the Servicer, as the case may be, shall have provided to the Indenture Trustee and the Noteholders a letter from each Note Rating Agency that rated Outstanding Notes indicating that such merger, consolidation or conversion will not result in the qualification, reduction or withdrawal of the then current ratings of the Outstanding Notes or (2) if the Administrator and the Administrative Agent determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such letters as described in the foregoing clause (1), (a) the Administrator shall provide prior written notice of such merger, consolidation or conversion to the related Note Rating Agency and (b) the Administrative Agent shall have provided its prior written consent to merger, consolidation or conversion, provided, that the Issuer provides an Issuer Certificate to the effect that any such merger, consolidation or conversion will not have a material Adverse Effect on the Outstanding Notes, and (C) prior to any such merger, consolidation or conversion the Administrator shall have delivered to the Indenture Trustee an Opinion of Counsel to the effect that such merger, consolidation or conversion complies with the terms of this Indenture and one or more Opinions of Counsel updating or restating all opinions delivered on the date of this Indenture with respect to corporate matters and the enforceability of Transaction Documents against the Administrator or the Servicer, as the case may be, true sale as to the transfers of the Aggregate Receivables from the Servicer as Receivables Seller to the Depositor and non-consolidation of the Servicer with the Depositor and security interest and tax and any additional opinions required under any related Indenture Supplement; provided, further, that the conditions specified in clauses (B) and (C) shall not apply to any transaction (i) in which an Affiliate of the Receivables Seller assumes the obligations of the Receivables Seller and otherwise satisfies the eligibility criteria applicable to the Servicer under the Designated Servicing Agreements and Designated Pools or (ii) in which an Affiliate of the Receivables Seller is merged into or is otherwise combined with the Receivables Seller and the Receivables Seller is the sole survivor of such merger or other combination. The Administrator or the Servicer, as the case may be, shall provide prior written notice of any merger, consolidation or succession pursuant to this Section to the Indenture Trustee, the Noteholders and each Note Rating Agency.
Except as described in the preceding paragraph, the Administrator may not assign or delegate any of its rights or obligations under this Indenture or any other Transaction Document.
Article XI
The Indenture Trustee

Section 11.1.	Certain Duties and Responsibilities.
(a)    The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Notes, and no implied covenants or obligations will be read into this Indenture against the Indenture Trustee.
(b)    In the absence of bad faith on its part, the Indenture Trustee may, with respect to Notes, conclusively rely upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture, as to the truth of the statements and the correctness of the opinions expressed therein; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee will be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.
(c)    If an Event of Default has occurred and is continuing, the Indenture Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
(d)    No provision of this Indenture will be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)    this subsection (d) will not be construed to limit the effect of subsection (a) of this Section 11.1;
(ii)    the Indenture Trustee will not be liable for any error of judgment made in good faith by an Indenture Trustee Authorized Officer, unless it will be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii)    the Indenture Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Noteholders or the Administrative Agent relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes of any Class, to the extent consistent with Sections 8.7 and 8.8;
(iv)    no provision of this Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it; and
(v)    whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee will be subject to the provisions of this Section.

Section 11.2.	Notice of Defaults; Notice to Fannie Mae.
(a)    Within ten (10) Business Days (or, with respect to a Target Amortization Event, as otherwise provided in the related Indenture Supplement, if applicable) of receiving written notice of any Target Amortization Event, Event of Default or an Indenture Trustee Authorized Officer has obtained actual knowledge thereof, but in any event as soon as reasonably practicable, the Indenture Trustee shall deliver to the Noteholders, the Issuer, each Note Rating Agency and any Derivative Counterparty (as applicable, in the case of any Target Amortization Event, with respect to the related Series of Notes) written notice specifying the nature and status thereof (including notice of an event described in the definition of Target Amortization Event that occurs upon notice by either the Administrative Agent or the Administrator or any of its Affiliates, or by the Indenture Trustee, the Note Rating Agency or the related Noteholders of such Series and/or affirmative vote by the Series Required Noteholders, if applicable), unless such Target Amortization Event or Event of Default shall have been cured or waived as set forth herein or in any Indenture Supplement; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note of any Series or Class, the Indenture Trustee will be protected in withholding such notice if and so long as an Indenture Trustee Authorized Officer in good faith determines that the withholding of such notice is in the interests of the Noteholders of such Series or Class.  For the purpose of this Section 11.2, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default.
(b)    Within ten (10) Business Days of the Administrator’s written confirmation to the Indenture Trustee and the Administrative Agent that no Fannie Mae Receivables are included in the Collateral and that there are no Designated Servicing Agreements related to Fannie Mae Mortgage Loans, (i) the Indenture Trustee shall give a written notice via electronic mail to Fannie Mae to the effect that Fannie Mae Receivables are no longer subject to the security interest created hereunder and (ii) the Indenture Trustee to take such actions as may be reasonably requested by the Administrator or Fannie Mae to release any interest on any Fannie Mae Receivables. Notwithstanding anything to the contrary herein, the Administrator shall be responsible for all costs and expenses, including reasonable fees of legal counsel in preparation of any documents whether electronic or physical in nature, including but not limited to notices, certifications, releases, and satisfactions, incurred by the Indenture Trustee in connection with (i) and (ii) above. In the absence of receipt of written confirmation from the Administrator that no Fannie Mae Receivables are included in the Collateral and that there are no Designated Servicing Agreements related to Fannie Mae

Mortgage Loans, the Indenture Trustee may conclusively assume that Fannie Mae Receivables are included in the Collateral and that there are Designated Servicing Agreements related to Fannie Mae Mortgage Loans.

Section 11.3.	Certain Rights of Indenture Trustee.
Except as otherwise provided in Section 11.1:
(a)    the Indenture Trustee may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original or facsimile form), including, but not limited to, any Funding Certification, believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)    whenever in the administration of this Indenture the Indenture Trustee deems it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;
(c)    the Indenture Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(d)    the Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(e)    the Indenture Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, unless requested in writing to do so by the Majority Noteholders of all Outstanding Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to the Indenture Trustee against such cost, expense or liability as a condition to taking any such action;
(f)    the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
(g)    the Indenture Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes, but will cooperate with the Issuer in connection with the filing of such financing statements or continuation statements;
(h)    the Indenture Trustee shall not be deemed to have notice of any default, Event of Default, Cease Funding Event, Consent Withdrawal Date, Funding Interruption Event or Servicer Termination Event unless an Indenture Trustee Responsible Officer has actual knowledge thereof or unless five (5) Business

Days’ written notice of any event which is in fact such a default, Event of Default, Cease Funding Event, Consent Withdrawal Date, Funding Interruption Event or Servicer Termination Event is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and this Indenture; in the absence of receipt of such notice or actual knowledge, the Indenture Trustee may conclusively assume that there is no default, Event of Default, Cease Funding Event, Consent Withdrawal Date, Funding Interruption Event or Servicer Termination Event;
(i)    the rights, privileges, protections, immunities and benefits given to the Indenture Trustee hereunder and under each Transaction Document, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable (without duplication) by, the Indenture Trustee or Wells Fargo Bank, N.A., as applicable, in each of its capacities hereunder and thereunder (including, without limitation, Calculation Agent, Paying Agent, Custodian, Securities Intermediary and Note Registrar), and each agent, custodian and other person employed to act hereunder and thereunder.
(j)    none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Indenture, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under any other Transaction Document unless otherwise set forth in any Transaction Document;
(k)    the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Trust Accounts or (D) to confirm or verify the contents of any reports or certificates of the Servicer or the Administrator delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties;
(l)    the Indenture Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
(m)    the right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;
(n)    the Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder;
(o)    in making or disposing of any investment permitted by this Indenture, the Indenture Trustee is authorized to deal with itself (in its individual capacity) or with any one or more of its Affiliates, in each case on an arm’s-length basis and on standard market terms, whether it or such Affiliate is acting as a subagent of the Indenture Trustee or for any third Person or dealing as principal for its own account;
(p)    the Indenture Trustee shall not be responsible for delays or failures in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts or God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services;
(q)    the Indenture Trustee shall not have an obligation to take any action that is not in accordance with applicable law or required hereunder;
(r)    the Indenture Trustee shall not be responsible for any act or omission of any other party to this Indenture (except to the extent the same legal entity is serving in more than one such role);
(s)    other than with respect to any information that the Indenture Trustee has an express duty hereunder or under any Transaction Document to review, the Indenture Trustee shall not be deemed to have knowledge of any fact or matter for purposes of this Agreement or any Transaction Document unless a Responsible Officer of the Indenture Trustee (i) has actual knowledge thereof or (ii) receives written notice with respect thereto; and
(t)    knowledge or information acquired by (i) Wells Fargo Bank, N.A. in any of its respective capacities hereunder or under any other document related to this transaction shall not be imputed to Wells Fargo Bank, N.A. in any of its other capacities hereunder or under such other documents except to the extent their respective duties are performed by Responsible Officers in the same division of Wells Fargo Bank, N.A., and (ii) any Affiliate of Wells Fargo Bank, N.A. shall not be imputed to Wells Fargo Bank, N.A. in any of its respective capacities hereunder and vice versa.
The provisions of this Section 11.3 shall survive the resignation of removal of the Indenture Trustee (in any of its capacities), the Calculation Agent, the Securities Intermediary and the Paying Agent and the termination of this Indenture and the payment of the Notes.

Section 11.4.	Not Responsible for Recitals or Issuance of Notes.
The recitals contained herein and in the Notes, except the certificates of authentication, will be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee will not be accountable for the use or application by the Issuer of Notes or the proceeds thereof, or for the use or application of any funds paid to the Servicer in respect of any amounts deposited in or withdrawn from the Trust Accounts or the Custodial Accounts by the Servicer. The Indenture Trustee shall not be responsible for the legality or validity of this Indenture or the validity, priority, perfection or sufficiency of the security for the Notes issued or intended to be issued hereunder.

Section 11.5.	[Reserved].

Section 11.6.	Money Held in Trust.
The Indenture Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

Section 11.7.	Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity.

Except as otherwise provided in this Indenture:
(a)    Wells Fargo (including in all of its capacities) will be paid the Indenture Trustee Fee on each Payment Date pursuant to Section 4.5 as compensation for its services (in all capacities hereunder).
(b)    Wells Fargo (including in all of its capacities) shall be indemnified and held harmless by the Issuer as set forth in Section 4.5, Section 8.6 and Section 10.3, and shall be secondarily indemnified and held harmless by the Administrator for, from and against, as the case may be, any claim, loss, liability, damage, cost, or expense, including, without limitation, any reasonable attorneys’ and other professionals’ fees and expenses and any extraordinary or unanticipated expense, incurred or expended loss, liability or expense (including reasonable attorney’s fees and expenses) incurred in connection with (i) the acceptance and administration of the Trust Estate, including, in the case of the Indenture Trustee, without limitation, the costs and expenses (including reasonable attorneys’ and other reasonable professionals’ fees and expenses and any extraordinary or unanticipated expenses), (ii) investigating, preparing for, and defending itself against or prosecuting for itself or for the sake of the Trust Estate, any Transaction Document, the Receivables or and other assets of the Trust Estate, or the Notes (including without limitation the initial closing, any secondary trading and any transfer and exchange of the Notes), (iii) pursuing enforcement (including without limitation by means of any action, claim or suit brought by the Indenture Trustee for such purpose) of any indemnification or other obligation of the Trust Estate (the indemnification afforded under this clause (iii) to include, without limitation, any legal fees, costs and expenses incurred by the Indenture Trustee in connection therewith), and (iv) the exercise or performance or lack of performance or exercise of any of its powers, rights, responsibilities or duties under this Indenture, including without limitation (A) complying with any new or updated law or regulation in any way related to or affecting this transaction, the Owner Trust Certificate of the Issuer or any party to any Transaction Document, and (B) addressing any bankruptcy in any way related to or affecting this transaction or any party to any Transaction Document, including, as applicable, all costs incurred in connection with the use of default specialists within or outside of Wells Fargo (in the case of default specialists within Wells Fargo, such costs to be calculated using standard market rates), in each case other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of its duties under the Indenture; provided that:
(i)    with respect to any such claim, Wells Fargo shall have given the Administrator written notice thereof promptly after a Responsible Officer of Wells Fargo shall have actual knowledge thereof; provided, however that failure to give such written notice shall not affect the Trust Estate’s or the Administrator’s obligation to indemnify Wells Fargo, unless such failure materially prejudices the Trust Estate’s or the Administrator’s rights;
(ii)    the Administrator may, at its option, assume the defense of any such claim using counsel reasonably satisfactory to the Indenture Trustee; and
(iii)    notwithstanding anything in this Indenture to the contrary, the Administrator shall not be liable for settlement of any claim by the Indenture Trustee, as the case may be, entered into without the prior consent of the Administrator, which consent shall not be unreasonably withheld.
No termination of this Indenture, or the resignation or removal of the Indenture Trustee, shall affect the obligations created by this Section 11.7(b) of the Administrator to indemnify the Indenture Trustee under the conditions and to the extent set forth herein.

The Indenture Trustee agrees fully to perform its duties under this Indenture notwithstanding its failure to receive any payments, reimbursements or indemnifications to Wells Fargo pursuant to this Section 11.7(b) subject to its rights to resign in accordance with the terms of this Indenture.
The Securities Intermediary, the Paying Agent, and the Calculation Agent shall be indemnified by the Issuer pursuant to Section 4.5 and Section 8.6, and secondarily by the Administrator, in respect of the matters described in Section 4.9 to the same extent as the Indenture Trustee.
The rights and indemnity afforded to the Indenture Trustee under this Section shall apply, mutatis mutandis, to the Calculation Agent, Paying Agent, the Verification Agent or the Indenture Trustee in any other capacity under any Transaction Document.
Neither of the Indenture Trustee nor the Securities Intermediary will have any recourse to any asset of the Issuer or the Trust Estate other than funds available pursuant to Section 4.5 and Section 8.6 or to any Person other than the Issuer (or the Administrator pursuant to this Section 11.7). Except as specified in Section 4.5 and Section 8.6, any such payment to Wells Fargo shall be subordinate to payments to be made to Noteholders.
Anything in this Indenture to the contrary notwithstanding, in no event shall Wells Fargo be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Wells Fargo has been advised of the likelihood of such loss or damage and regardless of the form of action.
The indemnification obligations of this Section 11.7 shall survive the resignation or removal of the Indenture Trustee (in any of its capacities), the Calculation Agent, the Securities Intermediary, the Paying Agent and the Verification Agent, the termination of this Indenture and the payment of the Notes.

Section 11.8.	Corporate Indenture Trustee Required; Eligibility.
There will at all times be an Indenture Trustee hereunder with respect to all Classes of Notes, which will be either a bank or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by a federal or state authority of the United States, and the long-term unsecured debt obligations of which are rated no lower than the third highest applicable rating category from each Note Rating Agency then rating Outstanding Notes if such institution is rated by such Note Rating Agency, as applicable. If such bank or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 11.8, the combined capital and surplus of such bank or corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly Controlling, Controlled by, or under common Control with the Issuer, serve as Indenture Trustee. If at any time the Indenture Trustee ceases to be eligible in accordance with the provisions of this Section 11.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 11.9.	Resignation and Removal; Appointment of Successor.
(a)    No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article will become effective until the acceptance of appointment by the successor Indenture Trustee under Section 11.10.

(b)    The Indenture Trustee (in all capacities) and Wells Fargo Bank, N.A. (in all capacities) may resign with respect to all, but not less than all, such capacities and all, but not less than all of the Outstanding Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Indenture Trustee, Calculation Agent, Paying Agent or Securities Intermediary shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee, Calculation Agent, Paying Agent or Securities Intermediary may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, and all fees, costs and expenses (including without limitation attorney fees and expenses) incurred in connection with such petition shall be paid from the Trust Estate. Written notice of resignation by the Indenture Trustee under this Indenture shall also constitute notice of resignation as Calculation Agent, Securities Intermediary, Paying Agent, Note Registrar and Custodian hereunder, to the extent the Indenture Trustee serves in such a capacity at the time of such resignation.
(c)    The Indenture Trustee or Calculation Agent may be removed with respect to all Outstanding Notes at any time by Action of the Majority Noteholders of all Outstanding Notes, delivered to the Indenture Trustee and to the Issuer. Removal of the Indenture Trustee shall also constitute removal of the Calculation Agent, Securities Intermediary and Paying Agent hereunder, to the extent the Indenture Trustee serves in such a capacity at the time of such resignation. If an instrument of acceptance by a successor Indenture Trustee or Calculation Agent shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of removal, the Indenture Trustee or Calculation Agent being removed may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or Calculation Agent, and all fees, costs and expenses (including without limitation attorney fees and expenses) incurred in connection with such petition shall be paid from the Trust Estate.
(d)    If at any time:
(i)    the Indenture Trustee ceases to be eligible under Section 11.8 and fails to resign after written request therefore by the Issuer or by any Noteholder; or
(ii)    the Indenture Trustee becomes incapable of acting with respect to any Series or Class of Notes; or
(iii)    the Indenture Trustee is adjudged bankrupt or insolvent or a receiver of the Indenture Trustee or of its property is appointed or any public officer takes charge or Control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer may remove the Indenture Trustee, or (B) subject to Section 8.9, any Noteholder who has been a bona fide Noteholder of a Note for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee, and all fees, costs and expenses (including without limitation attorney fees and expenses) incurred in connection with such petition shall be paid from the Trust Estate.
(e)    If the Indenture Trustee or Calculation Agent resigns, is removed or becomes incapable of acting with respect to any Notes, or if a vacancy shall occur in the office of the Indenture Trustee or Calculation Agent for any cause, the Issuer, subject to the Administrative Agent’s consent, will promptly appoint a successor Indenture Trustee or Calculation Agent. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee or Calculation Agent is appointed by Act of the Majority Noteholders of all Outstanding Notes, delivered to the Issuer and the retiring Indenture

Trustee or Calculation Agent, the successor Indenture Trustee or Calculation Agent so appointed will, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee or Calculation Agent and supersede the successor Indenture Trustee or Calculation Agent appointed by the Issuer. If no successor Indenture Trustee or Calculation Agent shall have been so appointed by the Issuer or the Noteholders and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Noteholder of a Note for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or Calculation Agent, and all fees, costs and expenses (including without limitation attorney fees and expenses) incurred in connection with such petition shall be paid from the Trust Estate.
(f)    The Issuer will give written notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to each Noteholder as provided in Section 1.7 and to each Note Rating Agency that is then rating Outstanding Notes. To facilitate delivery of such notice, upon request by the Issuer, the Note Registrar shall provide to the Issuer a list of the relevant registered Noteholders. Each notice will include the name of the successor Indenture Trustee and the address of its principal Corporate Trust Office.

Section 11.10.	Acceptance of Appointment by Successor.
Every successor Indenture Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer and to the predecessor Indenture Trustee an instrument accepting such appointment, with a copy to each Note Rating Agency then rating any Outstanding Notes, and thereupon the resignation or removal of the predecessor Indenture Trustee will become effective, and such successor Indenture Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Indenture Trustee, Calculation Agent and Paying Agent; but, on request of the Issuer or the successor Indenture Trustee, such predecessor Indenture Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the predecessor Indenture Trustee, Calculation Agent and Paying Agent, and will duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such predecessor Indenture Trustee hereunder, subject nevertheless to its rights to payment pursuant to Section 11.7. Upon request of any such successor Indenture Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.
No successor Indenture Trustee will accept its appointment unless at the time of such acceptance such successor Indenture Trustee will be qualified and eligible under this Article.

Section 11.11.	Merger, Conversion, Consolidation or Succession to Business.
Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, will be the successor of the Indenture Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Indenture Trustee will give prompt written notice of such merger, conversion, consolidation or succession to the Issuer and each Note Rating Agency that is then rating Outstanding Notes. If any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture

Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

Section 11.12.	Appointment of Authenticating Agent.
At any time when any of the Notes remain Outstanding the Indenture Trustee, with the approval of the Issuer, may appoint an Authenticating Agent with respect to one or more Series or Classes of Notes which will be authorized to act on behalf of the Indenture Trustee to authenticate Notes of such Series or Classes issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 6.6, and Notes so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or an Indenture Trustee Authorized Signatory or to the Indenture Trustee’s Certificate of Authentication, such reference will be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuer and will at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by a federal or state authority of the United States. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 11.12, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of Section 11.12, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section.
Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided that such Person will be otherwise eligible under Section 11.12, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent.
An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or if at any time such Authenticating Agent ceases to be eligible in accordance with the provisions of this Section, the Indenture Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent which will be acceptable to the Issuer and will give notice to each Noteholder as provided in Section 1.7. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section.
The Indenture Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer, the Noteholders or the Administrator from time to time or appointed due to a change in law or other circumstance beyond the Indenture Trustee’s control) reasonable compensation for its services under this Section, out of the Indenture Trustee’s own funds without reimbursement pursuant to this Indenture.

If an appointment with respect to one or more Classes is made pursuant to this Section, the Notes of such Series or Classes may have endorsed thereon an alternate Certificate of Authentication in the following form:
AUTHENTICATING AGENT’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Classes designated herein and referred to in the within-mentioned Indenture and Indenture Supplement.

Dated: ______________, 20___	WELLS FARGO BANK, N.A., not in its individual capacity but solely as Indenture Trustee,
By: ____________________________________
as Authenticating Agent
By: ____________________________________
Authorized Officer of Wells Fargo Bank, N.A.

Section 11.13.	Separate Indenture Trustees and Co-Trustees
(a)    Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting legal requirements applicable to it in the performance of its duties hereunder, the Indenture Trustee shall have the power to, and shall execute and deliver all instruments to, appoint one or more Persons to act as separate trustees or co-trustees hereunder, jointly with the Indenture Trustee, of any of the Trust Estate subject to this Indenture, and any such Persons shall be such separate trustee or co-trustee, with such powers and duties consistent with this Indenture as shall be specified in the instrument appointing such Person but without thereby releasing the Indenture Trustee from any of its duties hereunder. If the Indenture Trustee obtains the consent of the Administrative Agent and the Issuer to the retention of any such separate trustee or co-trustee, the Indenture Trustee shall not be responsible for any fees or expenses of any such separate trustee or co-trustee and the separate trustee or co-trustee shall not be an agent of the Indenture Trustee. If the Indenture Trustee shall request the Issuer to do so, the Issuer shall join with the Indenture Trustee in the execution of such instrument, but the Indenture Trustee shall have the power to make such appointment without making such request. A separate trustee or co-trustee appointed pursuant to this Section 11.13 need not meet the eligibility requirements of Section 11.8.
(b)    Every separate trustee and co-trustee shall, to the extent not prohibited by law, be subject to the following terms and conditions:
(i)    the rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate or co-trustee jointly, as shall be provided in the appointing instrument, except to the extent that under any law of any jurisdiction in which any particular act is to be performed any nonresident trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;
(ii)    all powers, duties, obligations and rights conferred upon the Indenture Trustee, in respect of the custody of all cash deposited hereunder shall be exercised solely by the Indenture Trustee; and

(iii)    the Indenture Trustee may at any time by written instrument accept the resignation of or remove any such separate trustee or co-trustee, and, upon the request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal, but the Indenture Trustee shall have the power to accept such resignation or to make such removal without making such request. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner otherwise provided herein.
(c)    Such separate trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, jointly with the Indenture Trustee, and the Indenture Trustee shall take such action as may be necessary to provide for (i) the appropriate interest in the Trust Estate to be vested in such separate trustee or co-trustee, (ii) the execution and delivery of any transfer documentation or note powers that may be necessary to give effect to the transfer of the Receivables to the co-trustee. Any separate trustee or co-trustee may, at any time, by written instrument, constitute the Indenture Trustee its agent or attorney in fact with full power and authority, to the extent permitted by law, to do all acts and things and exercise all discretion authorized or permitted by it, for and on behalf of it and in its name. If any separate trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a successor to said separate trustee or co-trustee, until the appointment of a successor to said separate trustee or co-trustee is necessary as provided in this Indenture.
(d)    Any notice, request or other writing, by or on behalf of any Noteholder, delivered to the Indenture Trustee shall be deemed to have been delivered to all separate trustees and co-trustees.
(e)    Although co-trustees may be jointly liable, no co-trustee or separate trustee shall be severally liable by reason of any act or omission of the Indenture Trustee or any other such trustee hereunder.

Section 11.14.	Representations and Covenants of the Indenture Trustee.
The Indenture Trustee, in its individual capacity and not as Indenture Trustee, represents, warrants and covenants that:
(a)    Wells Fargo Bank, N.A. is a national banking association duly organized and validly existing under the laws of the United States;
(b)    Wells Fargo Bank, N.A. has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other documents to which it is a party; and
(c)    each of this Indenture and other Transaction Documents to which Wells Fargo Bank, N.A. is a party has been duly executed and delivered by Wells Fargo Bank, N.A. and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

Section 11.15.	Indenture Trustee’s Application for Instructions from the Issuer.
Any application by the Indenture Trustee for written instructions from the Issuer may, at the option of the Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the Indenture

Trustee under and in accordance with this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective, provided that such application shall make specific reference to this Section 11.15. The Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date the Issuer actually receives such application, unless the Issuer shall have consented in writing to any earlier date) unless prior to taking any such action (or the Closing Date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action be taken or omitted.
Article XII

Amendments and Indenture Supplements

Section 12.1.	Supplemental Indentures and Amendments Without Consent of Noteholders.
(a)    Unless otherwise provided in the related Indenture Supplement with respect to any amendment to this Indenture or such Indenture Supplement, without the consent of the Noteholders of any Notes or any other Person but with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, and any applicable Derivative Counterparty, and with prior notice to each Note Rating Agency that is then rating any Outstanding Notes, at any time and from time to time, upon delivery of an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect and is not reasonably expected to have a material Adverse Effect on the Noteholders of the Notes at any time in the future, may amend this Indenture for any of the following purposes:
(i)    to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes; or
(ii)    to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer, for the benefit of the Noteholders of the Notes of any or all Series or Classes (and if such covenants or the surrender of such right or power are to be for the benefit of less than all Series or Classes of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified Series or Classes); or
(iii)    to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or
(iv)    to establish any form of Note as provided in Article V, and to provide for the issuance of any Series or Class of Notes as provided in Article VI and to set forth the terms thereof, and/or to add to the rights of the Noteholders of the Notes of any Series or Class; or
(v)    to evidence and provide for the acceptance of appointment by another corporation as a successor Indenture Trustee hereunder; or
(vi)    to provide for additional or alternative forms of credit enhancement for any Series or Class of Notes; or

(vii)    to comply with any regulatory, accounting or tax laws; or
(viii)    to qualify for “off-balance sheet” treatment under GAAP, or to permit the Depositor to repurchase a specified percentage (not to exceed 2.50%) of the Receivables from the Issuer in order to achieve “on-balance sheet” treatment under GAAP (if such amendment is supported by a true sale opinion from external counsel to the Receivables Seller satisfactory to each Note Rating Agency rating Outstanding Notes and to each Noteholder of a Variable Funding Note); or
(ix)    to prevent the Issuer from being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for United States federal income tax purposes; or
(x)    determined by the Administrator and the Administrative Agent to be reasonably necessary to maintain the rating currently assigned by the applicable Note Rating Agency and/or to avoid such Class of Notes being placed on negative watch by such Note Rating Agency; or
(xi)    as otherwise provided in the related Indenture Supplement.
(b)    In the event a material change occurs in Applicable Law, or in applicable foreclosure procedures used by prudent mortgage servicers generally, that requires or justifies, in the Administrator’s reasonable judgment, that a state currently categorized as a “Judicial State” be categorized as a “Non-Judicial State,” or vice versa, the Administrator will certify to the Indenture Trustee to such effect, supported by an opinion of counsel (or other form of assurance acceptable to the Indenture Trustee) in the case of a change in Applicable Law, and the categorization of the affected state or states will change from “Judicial State” to “Non-Judicial State,” or vice versa, for purposes of calculating Advance Rates applicable to Receivables.
(c)    Additionally, subject to the terms and conditions of Section 12.2, unless otherwise provided in the related Indenture Supplement with respect to any amendment of this Indenture or an Indenture Supplement, and in addition to clauses (i) through (xi) above, this Indenture or an Indenture Supplement may also be amended by the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its sole and absolute discretion) without the consent of any of the Noteholders or any other Person, upon delivery of an Issuer Tax Opinion for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders of the Notes under this Indenture or any other Transaction Document; provided, however, that (i) the Issuer shall deliver to the Indenture Trustee an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future; (ii) (1) each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes or (2) if the Administrator and the Administrative Agent determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such written confirmation described in the foregoing clause (1), (a) the Administrator shall provide prior written notice of such amendment to the related Note Rating Agency and (b) the Administrative Agent shall have provided their prior written consent to such amendment and (iii) each Derivative Counterparty shall have consented to such amendment.
Except as permitted expressly by the Receivables Pooling Agreement, the Receivables Sale Agreement or as otherwise set forth herein, as applicable, the Servicer shall not enter into any amendment of the Receivables Sale Agreement, and the Issuer shall not enter into any amendment of the Receivables Pooling Agreement, without the consent of the Administrative Agent and, except for amendments meeting the same criteria, and supported by the same Issuer Tax Opinion, Officer’s Certificate and other applicable deliverables, as applicable, as amendments to the Indenture entered into under Section 12.1(a), without the consent of together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Series Required Noteholders for each Series of Variable Funding Notes.

Section 12.2.	Supplemental Indentures and Amendments with Consent of Noteholders.
In addition to any amendment permitted pursuant to Section 12.1, and subject to the terms and provisions of each Indenture Supplement with respect to any amendment to this Indenture or such Indenture Supplement, with prior notice to each Note Rating Agency, the consent of any applicable Derivative Counterparty and the consent of the Series Required Noteholders of each Series materially and adversely affected by such amendment of this Indenture, including any Indenture Supplement, by Act of said Noteholders delivered to the Issuer and the Indenture Trustee, the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), may enter into an amendment of this Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders of the Notes of each such Series or Class under this Indenture or any Indenture Supplement; provided, however, that no such amendment will, without the consent of the Noteholder of each Outstanding Note materially and adversely affected thereby:
(a)    change the scheduled payment date of any payment of interest on any Note held by such Noteholder, or change a Payment Date or Stated Maturity Date of any Note held by such Noteholder;
(b)    reduce the Note Balance of, or the Note Interest Rate, Default Supplemental Fee Rate or ERD Supplemental Fee Rate on any Note held by such Noteholder, or change the method of computing the Note Balance or Note Interest Rate in a manner that is adverse to such Noteholder;
(c)    impair the right to institute suit for the enforcement of any payment on any Note held by such Noteholder;
(d)    reduce the percentage of Noteholders of the Outstanding Notes (or of the Outstanding Notes of any Series or Class), the consent of whose Noteholders is required for any such Amendment, or the consent of whose Noteholders is required for any waiver of compliance with the provisions of this Indenture or any Indenture Supplement or of defaults hereunder or thereunder and their consequences, provided for in this Indenture or any Indenture Supplement;
(e)    modify any of the provisions of this Section or Section 8.15, except to increase any percentage of Noteholders required to consent to any such amendment or to provide that other provisions of this Indenture or any Indenture Supplement cannot be modified or waived without the consent of the Noteholder of each Outstanding Note adversely affected thereby;
(f)    permit the creation of any lien or other encumbrance on the Collateral that is prior to the lien in favor of the Indenture Trustee for the benefit of the Noteholders of the Notes;
(g)    change the method of computing the amount of principal of, or interest on, any Note held by such Noteholder on any date;

(h)    increase any Advance Rates in respect of Notes held by such Noteholder or eliminate or decrease any collateral value exclusions in respect of Notes held by such Noteholder; or
(i)    reduce the Target Amortization Amount in respect of any Target Amortization Event applicable to Notes held by such Noteholder.
In addition, any Indenture Supplement may be amended, supplemented or otherwise modified with the consent of each of the Noteholders of the Notes of the related Series and the related Administrative Agent and upon delivery of all opinions and certificates required pursuant to the first paragraph of this Section 12.2 and pursuant to Section 12.3 unless waived by such consenting parties and the Indenture Trustee or as otherwise specified in the applicable Indenture Supplement. The consent of a Person that is an Administrative Agent or a Derivative Counterparty for one or more Series but is not an Administrative Agent or a Derivative Counterparty, as applicable, for any other Series is not required for any amendment, supplement or modification to any such other Series.
An amendment of this Indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series or Class of Notes, or which modifies the rights of the Noteholders of Notes of such Series or Class with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Noteholders of Notes of any other Series or Class.
It will not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed amendment, but it will be sufficient if such Act will approve the substance thereof.

Section 12.3.	Execution of Amendments.
In executing or accepting the additional trusts created by any amendment or Indenture Supplement of this Indenture permitted by this Article XII or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Indenture Trustee may, but will not be obligated to, enter into any such amendment or Indenture Supplement which affects the Indenture Trustee’s own rights, duties or immunities under this Indenture or otherwise. No such Opinion of Counsel shall be required in connection with any amendment consented to by all Noteholders and any applicable Derivative Counterparty. The cost of any amendment or Indenture Supplement of this Indenture permitted by this Article XII shall be paid, if requested by the Indenture Trustee on behalf of the Noteholders, from the Trust Estate.

Section 12.4.	Effect of Amendments.
Upon the execution of any amendment of this Indenture or any Indenture Supplement, or any Supplemental indentures under this Article XII, this Indenture and the related Indenture Supplement will be modified in accordance therewith with respect to each Series and Class of Notes affected thereby, or all Notes, as the case may be, and such amendment will form a part of this Indenture and the related Indenture Supplement for all purposes; and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.

Section 12.5.	Reference in Notes to Indenture Supplements.

Notes authenticated and delivered after the execution of any amendment of this Indenture or any Indenture Supplement or any supplemental indenture pursuant to this Article may, and will if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer so determines, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.
Article XIII

Early Redemption of Notes

Section 13.1.	Optional Redemption.
(a)    Unless otherwise provided in the applicable Indenture Supplement for a Series or Class of Notes, the Issuer has the right, but not the obligation, to redeem a Series or Class of Notes in whole but not in part (unless otherwise provided in the applicable Indenture Supplement for such Series or Class) on a date specified in the applicable Indenture Supplement or any Payment Date on or after the Payment Date on which the aggregate Note Balance (after giving effect to all payments, if any, on that day) of such Series or Class is reduced to less than the percentage of the Initial Note Balance specified in the related Indenture Supplement (the “Redemption Percentage”).
If the Issuer, at the direction of the Administrator, elects to redeem Notes of a Series or Class of Notes pursuant to this Section 13.1(a), it will cause the Issuer to notify the Indenture Trustee, each Derivative Counterparty (as applicable, with respect to the related Series of Notes) and the Noteholders of such redemption at least three (3) Business Days prior to the Redemption Payment Date. Unless otherwise specified in the Indenture Supplement applicable to the Notes to be so redeemed, the redemption price of such Notes so redeemed will equal the Redemption Amount, as calculated by the Administrator, the payment of which will be subject to the allocations, deposits and payments sections of the related Indenture Supplement, if any.
If the Issuer is unable to pay the Redemption Amount in full on the Redemption Payment Date or the Redemption Date, such redemption shall be cancelled, notice of such cancelled redemption shall be sent by the Administrator on behalf of the Issuer to all Secured Parties and payments on such Notes will thereafter continue to be made in accordance with this Indenture and the related Indenture Supplement, and the Noteholders of such Notes and the related Administrative Agent shall continue to hold all rights, powers and options as set forth under this Indenture, until the outstanding Note Balance of such Notes, plus all accrued and unpaid interest and other amounts due in respect of such Notes, is paid in full or the Stated Maturity Date occurs, whichever is earlier, subject to Article VII, Article VIII and the allocations, deposits and payments sections of this Indenture and the related Indenture Supplement.
(b)    Unless otherwise specified in the related Indenture Supplement, if the VFN Principal Balance of any Class of VFNs has been reduced to zero, then, upon five (5) Business Days’ prior written notice to the Noteholder thereof, the Issuer may declare such Class no longer Outstanding, in which case the Noteholder thereof shall submit such Class of Note to the Indenture Trustee for cancellation.
(c)    The Notes of any Series or Class of Notes shall be subject to optional redemption under this Article XIII, in whole but not in part (unless otherwise provided in the applicable Indenture Supplement), by the Issuer, through a Permitted Refinancing, using the proceeds of issuance and sale of a new Series or

Class of Notes issued pursuant to this Indenture or using funds received in respect of a draw on any Class or Series of Variable Funding Notes on any Business Day after the date on which the related Revolving Period ends, and on any Business Day within three (3) Business Days prior to the end of such Revolving Period or at other times specified in the related Indenture Supplement upon three (3) Business Days’ prior notice to the Indenture Trustee, the Noteholders and any related Derivative Counterparty. Following issuance of the Redemption Notice by the Issuer pursuant to Section 13.2 below, the Issuer shall be required to purchase the entire aggregate Note Balance of such Notes for the Redemption Amount on the date set for such redemption (the “Redemption Date”).
(d)    Issuer may redeem any Series or Class of Notes, in whole but not in part (unless otherwise provided in the applicable Indenture Supplement), through a Permitted Refinancing, using the proceeds of issuance and sale of a new Series or Class of Notes issued pursuant to this Indenture or using funds received in respect of a draw on any Class or Series of Variable Funding Notes on any other Business Day specified in the related Indenture Supplement.

Section 13.2.	Notice.
(a)    Promptly after the occurrence of any optional redemption pursuant to Section 13.1, the Issuer will notify the Indenture Trustee, each Derivative Counterparty (as applicable, with respect to the related Series of Notes) and each related Note Rating Agency in writing of the identity and Note Balance of the affected Notes to be redeemed.
(b)    Notice of redemption (each a “Redemption Notice”) will promptly be given as provided in Section 1.7. All notices of redemption will state (i) the Notes of the Series or Class of Notes to be redeemed pursuant to this Article XIII, (ii) the date on which the redemption of the Notes of such Series or Class of Notes to be redeemed pursuant to this Article will begin, which will be the Redemption Payment Date, and (iii) the redemption price for the Notes. Following delivery of a Redemption Notice by the Issuer, the Issuer shall be required to purchase the entire aggregate Note Balance of the Notes for the related Redemption Amount on the Redemption Date or the Redemption Payment Date, as applicable.
Article XIV

Miscellaneous

Section 14.1.	No Petition.
Each of the Indenture Trustee, the Administrative Agent, the Servicer and the Administrator, by entering into this Indenture, each Derivative Counterparty, each Supplemental Credit Enhancement Provider or Liquidity Provider, as applicable, by accepting its rights as a third party beneficiary hereunder, each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Derivative Counterparty, any Supplemental Credit Enhancement Agreement and any Liquidity Facility; provided, however, that nothing contained herein shall prohibit or otherwise prevent the Indenture Trustee from filing proofs of claim in any such proceeding.

Section 14.2.	No Recourse.
No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the Securities Act and the Exchange Act of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Section 14.3.	Tax Treatment.
Notwithstanding anything to the contrary set forth herein, the Issuer has entered into this Indenture with the intention that for United States federal, state and local income and franchise tax purposes the Notes will qualify as indebtedness secured by the Receivables. The Issuer, by entering into this Indenture, each Noteholder, by its acceptance of a Note and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agree to treat such Notes (other than any Retained Note) as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination. The Indenture Trustee shall treat the Trust Estate as a security device only. The provisions of this Indenture shall be construed in furtherance of the foregoing intended tax treatment.

Section 14.4.	Alternate Payment Provisions.
Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the written consent of the Indenture Trustee and the Paying Agent, may enter into any agreement with any Noteholder of a Note providing for a method of payment or notice that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee and the Paying Agent a copy of each such agreement and the Indenture Trustee and the Paying Agent will cause payments or notices, as applicable, to be made in accordance with such agreements.

Section 14.5.	Termination of Obligations.
The respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate upon satisfaction and discharge of this Indenture as set forth in Article VII, except with respect to the payment obligations described in Section 14.6(b). Upon this event, the Indenture Trustee shall release, assign and convey to the Issuer or any of its designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in any Trust Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 14.6(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment as shall be provided to it, in each case without recourse, as shall be reasonably requested by the Issuer to vest in the Issuer or any of its designees all right, title and interest which the Indenture Trustee had in the Collateral.

Section 14.6.	Final Payment.
(a)    The Issuer shall give the Indenture Trustee at least three (3) Business Days’ prior written notice of the Payment Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final payment on and cancellation of such Notes. Not later than the second (2nd) Business Day prior to the Payment Date on which the final payment in respect of such Series or Class is payable to Noteholders, the Indenture Trustee or the Paying Agent shall provide notice to Noteholders of such Series or Class and each Derivative Counterparty (if applicable) specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified. The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.
(b)    Notwithstanding a final payment to the Noteholders of any Series or Class (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in any Trust Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if such Notes are Definitive Notes. In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in clause (a), the Indenture Trustee shall give a second (2nd) notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final payment with respect thereto. If within one year after the second (2nd) notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof (including costs related to giving the second (2nd) notice) shall be paid out of the funds in the Collection and Funding Account. Subject to applicable laws with respect to escheat of funds, the Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

Section 14.7.	Derivative Counterparty, Supplemental Credit Enhancement Provider and Liquidity Provider as Third-Party Beneficiaries.
Each Derivative Counterparty, Supplemental Credit Enhancement Provider and Liquidity Provider (for purposes of Section 11.7) is a third-party beneficiary of this Indenture to the extent specified herein or in the applicable Derivative Agreement, Supplemental Credit Enhancement Agreement or Liquidity Facility.

Section 14.8.	Owner Trustee Limitation of Liability.
It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Transaction Documents.

Section 14.9.	Communications with Note Rating Agencies.
If the Notes issued hereunder are rated by a Note Rating Agency and if Servicer, the Administrative Agent or the Indenture Trustee shall receive any written or oral communication from any Note Rating Agency (or any of the respective officers, directors or employees of any Note Rating Agency) with respect to the transactions contemplated hereby or under the Transaction Documents or in any way relating to the Notes, the Servicer, the Administrative Agent and the Indenture Trustee agree to refrain from communicating with such Note Rating Agency and to promptly notify the Administrator of such communication; provided, however, that if the Servicer, the Administrative Agent or the Indenture Trustee receives an oral communication from a Note Rating Agency, the Servicer, the Administrative Agent or the Indenture Trustee, as the case may be, is authorized to refer such Note Rating Agency to the Administrator, who will respond to such oral communication. At the written request of the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee agree to cooperate with the Administrator to provide certain information to the Administrator that may be reasonably required by a Note Rating Agency to rate or to perform ratings surveillance on the Notes, and acknowledge and agree that the Administrator shall be permitted, in turn, to provide such information to the Note Rating Agencies at the internet address designated by the Administrator (or any replacement therefor identified by the Administrator); provided, that the Servicer, the Administrative Agent and the Indenture Trustee shall only be required to provide such information that is reasonably available to such party at the time of request. Notwithstanding any other provision of this Indenture or the other Transaction Documents, under no circumstances shall the Servicer, the Administrative Agent or the Indenture Trustee be required to participate in telephone conversations or other oral communications with a Note Rating Agency, nor shall the Servicer, the Administrative Agent or the Indenture Trustee be prohibited from communicating with any nationally recognized statistical rating organization about matters other than the Notes or the transactions contemplated hereby or by the Transaction Documents. Furthermore for the avoidance of doubt, the Indenture Trustee may make statements to Noteholders available on its website (as contemplated by Section 3.5(a) hereof), and such action is not prohibited by this Section 14.9.

Section 14.10.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
(a)    Notwithstanding anything to the contrary in this Indenture, any other Transaction Documents or in any other agreement, arrangement or understanding among the parties to the Transaction Documents, each party hereto hereby acknowledges that any liability of any EEA Financial Institution arising under this Indenture or any other Transaction Documents, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(i)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(ii)    the effects of any Bail-In Action on any such liability, including, if applicable:
(A)    a reduction in full or in part or cancellation of any such liability;

(B)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Indenture or any other Transaction Document; or
(C)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.
DITECH AGENCY ADVANCE TRUST, as Issuer
By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee
By: /s/ Dorri Costello
Name: Dorri Costello
Title: Vice President
[Signatures continue]

WELLS FARGO BANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary
By: /s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: Vice President
[Signatures continue]

[Ditech Agency Advance Trust - Signature Page to Indenture]

DITECH FINANCIAL LLC,
as Servicer and as Administrator
By: /s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer
[Signatures continue]

[Ditech Agency Advance Trust - Signature Page to Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Administrative Agent
By: /s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President
[End of signatures]

[Ditech Agency Advance Trust - Signature Page to Indenture]

Schedule 1
List of Designated Servicing Agreements

Agency	Servicing Agreement	Portfolio	Seller / Servicer #	Transfer Dates
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Ditech Financial LLC
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840006, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $14,071,700,279 and include 85,216 Mortgage Loans as of October 31, 2017.
N/A
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Option One
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840022, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $63,312,674 and include 556 Mortgage Loans as of October 31, 2017.
7/1/2008
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	National City Mortgage
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840057, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $1,195,596,773 and include 8,369 Mortgage Loans as of October 31, 2017.
11/1/2009

Schedule 1-1

Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Franklin Bank
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840065, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $86,598,389 and include 1,132 Mortgage Loans as of October 31, 2017.
12/1/2009
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Flagstar Bank
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840103, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $563,350,682 and include 6,718 Mortgage Loans as of October 31, 2017.
1/1/2013
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Bank of America, NA
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840154, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $13,714,853,623 and include 134,600 Mortgage Loans as of October 31, 2017.
4/1/2013; 5/1/2013; 6/1/2013; 9/1/2013; 11/1/2013; 12/1/2013
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	EverBank
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840235, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $3,091,646,857 and include 26,753 Mortgage Loans as of October 31, 2017.
5/1/2014

Schedule 1-2

Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Quicken Loans
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840170, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $83,409,725 and include 1,497 Mortgage Loans as of October 31, 2017.
3/1/2013; 4/1/2013; 5/1/2013; 6/1/2013; 7/1/2013; 8/1/2013; 9/1/2013, 10/1/2013; 11/1/2013; 12/1/2013; 1/1/2014; 2/1/2014; 3/1/2014; 4/1/2014;
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	JP Morgan Chase Bank, NA
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840189, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $83,409,725 and include 1,497 Mortgage Loans as of October 31, 2017.
4/1/2013
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Security One Lending
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840219, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $83,409,725 and include 1,497 Mortgage Loans as of October 31, 2017.
10/1/2013
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Flagstar Bank
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840227, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $83,409,725 and include 1,497 Mortgage Loans as of October 31, 2017.
4/1/2015

Schedule 1-3

Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Citi Mortgage, Inc.
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840278, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $83,409,725 and include 1,497 Mortgage Loans as of October 31, 2017.
4/1/2014; 6/1/2014; 9/1/2014; 2/1/2015
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Citi Mortgage, Inc.
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840286, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $83,409,725 and include 1,497 Mortgage Loans as of October 31, 2017.
4/1/2014; 6/1/2014; 9/1/2014; 2/1/2015
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Citi Mortgage, Inc.
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840294, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $83,409,725 and include 1,497 Mortgage Loans as of October 31, 2017.
4/1/2014; 6/1/2014; 9/1/2014; 2/1/2015
Fannie Mae	Mortgage Selling and Servicing Contract between FNMA and Green Tree Servicing LLC dated March 8, 2005 and the related Addendum dated March 23, 2005	Citi Mortgage, Inc.
The Servicing Agreements of Ditech Financial LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Acknowledgment serviced for Fannie Mae under Seller/Servicer Number 261840308, which Pools(s) consist of Mortgage Loans with an aggregate unpaid principal balance of $83,409,725 and include 1,497 Mortgage Loans as of October 31, 2017.
4/1/2014; 6/1/2014; 9/1/2014; 2/1/2015

Schedule 1-4

Schedule 2
Wire Instructions
TRANSACTION PARTIES:
If to the Administrator or Servicer:
Name of Bank:             Wells Fargo Bank, N.A.
ABA Number of Bank:         121000248
Name of Account:         Ditech Financial LLC
Account Number at Bank:     4838744001
If to Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent
Name of Bank:            Bank of New York
ABA Number of Bank:        021000018
Name of Account:        Credit Suisse Mortgage Capital
Account Number:        8901149543
If to the Owner Trustee:
Name of Bank:            M&T Trust Co./Wilmington Trust Co.
ABA Number of Bank:        031100092
Name of Account:        Ditech Agency Advance Tr
Account Number at Bank:    127818-000
If to the Verification Agent:
Name of Bank:             Signature Bank
City/State of Bank:        261 Madison Avenue, NY, NY 10017
ABA Number of Bank:        026013576
Account Number at Bank:    1501395524
Ref:                101835
TRUST ACCOUNTS:
If to the Collection and Funding Account:
Name of Bank:            Wells Fargo Bank, N.A.
ABA Number of Bank:        121000248
Name of Account:        Corporate Trust Clearing
Account Number at Bank:    397 077 1416
For Further Credit To:         49309001
If to the Fee Accumulation Account:
Name of Bank:            Wells Fargo Bank, N.A.
ABA Number of Bank:        121000248
Name of Account:        Corporate Trust Clearing
Account Number at Bank:    397 077 1416
For Further Credit To:         49309004

Schedule 2-1

If to the Interest Accumulation Account:
Name of Bank:            Wells Fargo Bank, N.A.
ABA Number of Bank:        121000248
Name of Account:        Corporate Trust Clearing
Account Number at Bank:    397 077 1416
For Further Credit To:         49309002
If to the Target Amortization Principal Accumulation Account:
Name of Bank:            Wells Fargo Bank, N.A.
ABA Number of Bank:        121000248
Name of Account:        Corporate Trust Clearing
Account Number at Bank:    397 077 1416
For Further Credit To:         49309003
If to the Note Payment Account:
Name of Bank:            Wells Fargo Bank, N.A.
ABA Number of Bank:        121000248
Name of Account:        Corporate Trust Clearing
Account Number at Bank:    397 077 1416
For Further Credit To:         49309000
If to the Delinquency Advance Disbursement Account:
Name of Bank:            Wells Fargo Bank, N.A.
ABA Number of Bank:        121000248
Name of Account:        Corporate Trust Clearing
Account Number at Bank:    397 077 1416
For Further Credit To:         49309005

Schedule 2-2

Exhibit A-1
FORM OF GLOBAL RULE 144A NOTE
Class [ ] Note                    [Initial Note Balance: $[ ]]
Note Number: [ ]                [Maximum VFN Principal Balance: $[ ]]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE [MAXIMUM VFN PRINCIPAL BALANCE] [INITIAL NOTE BALANCE] SHOWN ON THE FACE HEREOF.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.
[FOR CLASS 1 SPECIFIED NOTES ONLY] [NO TRANSFER OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE EFFECTIVE, AND ANY SUCH TRANSFER WILL BE VOID AB INITIO, UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS IN WRITING TO THE INDENTURE TRUSTEE AND NOTE REGISTRAR AS PROVIDED IN SECTION 6.5(M) OF THE INDENTURE. EACH PROSPECTIVE TRANSFEREE OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE DEEMED TO MAKE SUCH REPRESENTATIONS BY ITS ACCEPTANCE OF SUCH BENEFICIAL INTEREST.]
[FOR ANY NOTE THAT IS NOT A SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING, HOLDING

Exhibit A-1-1

OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) THIS NOTE IS RATED AT LEAST INVESTMENT GRADE AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.] [FOR A CLASS 1 SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA, WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN WHICH IS SUBJECT TO ANY SIMILAR LAW.]
THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE [AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT] UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE

Exhibit A-1-2

REGISTRAR AND THE ISSUER THE CERTIFICATION REQUIRED BY SECTION 6.5(i) [FOR CLASS 1 SPECIFIED NOTES ONLY] [AND SECTION 6.5(m)] OF THE BASE INDENTURE AND THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED IN AN OFF-SHORE TRANSACTION AS DEFINED IN REGULATION S OF THE 1933 ACT TO A PERSON WHO IS NOT ANY TIME A U.S. PERSON AS DEFINED BY REGULATION S OF THE 1933 ACT AND WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S NOTE OR (IN CERTAIN LIMITED CIRCUMSTANCES) A DEFINITIVE NOTE ONLY (IN THE CASE OF AN INTEREST IN A REGULATION S GLOBAL NOTE) IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND (IN THE CASE OF A DEFINITIVE NOTE) UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.
THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit A-1-3

DITECH AGENCY ADVANCE TRUST
ADVANCE RECEIVABLES BACKED NOTES, SERIES [ ]
CLASS [ ] NOTE
Ditech Agency Advance Trust, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [] ($[]), or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture] [and to pay any fees in connection therewith from time to time in the amounts and at the times provided in the Indenture].
Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.
Capitalized terms used but not defined herein have the meanings set forth in the Indenture, (as may be amended from time to time, the “Base Indenture”), dated as of February 9, 2018, and effective as of February 12, 2018, among the Issuer, Wells Fargo Bank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), Ditech Financial LLC, a Delaware limited liability company (“Ditech”), as Administrator on behalf of the Issuer (the “Administrator”), and as Servicer (the “Servicer”) under the Designated Servicing Agreements, and Credit Suisse First Boston Mortgage Capital LLC (“Credit Suisse”), as Administrative Agent (the “Administrative Agent”), and an Indenture Supplement (the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [______________], 20[__], by and among [insert parties to Indenture Supplement].
[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]
[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture and that certain Note Purchase Agreement (the “Note Purchase Agreement”), dated as of [______________], 20[__], by and among [insert parties to Note Purchase Agreement]].

Exhibit A-1-4

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]
Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.
This Note is a Rule 144A Global Note deposited with DTC acting as Depository, and registered in the name of Cede & Co., a nominee of DTC, and Cede & Co., as holder of record of this Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds.
The statements in the legend relating to DTC set forth above are an integral part of the terms of this Note and by acceptance thereof each holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.
Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, such Authenticating Agent by manual signature, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.
THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-1-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.
Date:__________, 2018

DITECH AGENCY ADVANCE TRUST

By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:______________________________________
Issuer Authorized Officer

Exhibit A-1-6

[INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date:__________, 2018

WELLS FARGO BANK, N.A., not in its individual
capacity but solely as Indenture Trustee

By:____________________________________
Title: Authorized Signatory of Indenture Trustee]

[AUTHENTICATING AGENT’S
CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date:__________, 2018

___________________________________________
as Authenticating Agent

By:__________________________________
Title:    Authorized Signatory of Authenticating Agent]

Exhibit A-1-7

[REVERSE OF NOTE]
This Note is one of the duly authorized Class [ ] Notes of the Issuer, designated as its Ditech Agency Advance Trust Advance Receivables Backed Notes, Series [ ], Class [ ] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.
The payments on the Class [ ] Notes are [senior to the Class [ ] Notes, the Class [ ] Notes and the Class [ ] Notes][, and subordinate to the Class [ ] Notes, the Class [] Notes and the Class [ ] Notes], as and to the extent provided in the Indenture.
The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.
The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clause (d) or (e) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.
The Trust Estate secures this Class [ ] Note and all other Class [ ] Notes equally and ratably without prejudice, priority or distinction between any Class [ ] Note and any other Class [ ] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.
Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified

Exhibit A-1-8

in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.
[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]
[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-1-9

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against Ditech Agency Advance Depositor LLC (the “Depositor”) or the Issuer, or join in any institution against the Depositor or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Supplemental Credit Enhancement Agreement, any Derivative Agreement and any Liquidity Facility.
The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Receivables. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.
Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any

Exhibit A-1-10

such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Receivables Seller, the Depositor, the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.
Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
The rights of the Noteholder under this Note are subject and subordinate, in each and every respect, to all rights, powers, and prerogatives of Freddie Mac under and in connection with (i) the terms and conditions of that certain Consent Agreement, dated as of February 9, 2018, and effective as of February 12, 2018 (as may be amended or modified from time to time in accordance with its express terms, the “Consent Agreement”), with respect to the “Reimbursement Assignments and Pledge” of the “Reimbursement Rights” (as such terms are defined in the Consent Agreement), by and among Freddie Mac, Ditech Financial LLC, Depositor, Issuer, Indenture Trustee, and Administrative Agent, (ii) the terms and conditions of the Purchase Documents as defined in the Freddie Mac Single Family Seller/Servicer Guide, as it may be amended from time to time, other than as set forth pursuant to the express terms and provisions of the Consent Agreement, and (iii) all claims of Freddie Mac arising out of or relating to any and all breaches, defaults and outstanding obligations of debtor to Freddie Mac.
The rights of the Noteholder under this Note are subject and subordinate to all rights, powers, and prerogatives of Fannie Mae under and in connection with (i) the terms and conditions of that certain Acknowledgment Agreement With Respect to Servicing Advance Receivables, by and among Fannie Mae, Ditech Financial LLC, Depositor, Issuer, Indenture Trustee and Credit Suisse as Administrative Agent, and (ii) the Mortgage Selling and Servicing Contract, the Fannie Mae Selling Guide, the Fannie Mae Servicing Guide and any supplemental servicing instructions or

Exhibit A-1-11

directives provided by Fannie Mae, all applicable master agreements (including applicable MBS pool purchase contracts and variances), recourse agreements, repurchase agreements, indemnification agreements, loss‑sharing agreements, and any other agreements between Fannie Mae and the Issuer, and all as amended, modified, restated or supplemented from time to time (collectively, the “Fannie Mae Lender Contract”), which rights, powers, and prerogatives include, without limitation, the right of Fannie Mae to terminate the Fannie Mae Lender Contract with or without cause.

Exhibit A-1-12

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:__________________________________________________________________
(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,

_____________ attorney, to transfer said Note on the books kept for registration thereof,

with full power of substitution in the premises.

Dated:

Signature Guaranteed:
__________________*/

*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-1-13

Schedule to Series [ ], Class [ ] Note
dated as of [ ], 20[ ]
of Ditech Agency Advance Trust

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [___] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [___] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [___] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-1-14

Exhibit A-2
FORM OF DEFINITIVE NOTE RULE 144A
Class [ ] Note                    [Initial Note Balance: $[ ]]
Note Number: [ ]                [Maximum VFN Principal Balance: $[ ]]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE [MAXIMUM VFN PRINCIPAL BALANCE] [INITIAL NOTE BALANCE] SHOWN ON THE FACE HEREOF.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON THAT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A [FOR CLASS 2 SPECIFIED NOTES ONLY] [, OR AN “ACCREDITED INVESTOR” AS DEFINED IN PARAGRAPHS (1), (2) (3) OR (7) OF RULE 501 UNDER THE 1933 ACT] OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.
[FOR SPECIFIED NOTES ONLY] [NO TRANSFER OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE EFFECTIVE, AND ANY SUCH TRANSFER WILL BE VOID AB INITIO, UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS IN WRITING TO THE INDENTURE TRUSTEE AND NOTE REGISTRAR AS PROVIDED IN SECTIONS 6.5(M) OR (N) OF THE INDENTURE, AS APPLICABLE. EACH PROSPECTIVE TRANSFEREE OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE DEEMED TO MAKE SUCH REPRESENTATIONS BY ITS ACCEPTANCE OF SUCH BENEFICIAL INTEREST.]
[FOR ANY NOTE THAT IS NOT A SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE

Exhibit A-2-1

INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, (I) ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) THIS NOTE IS RATED AT LEAST INVESTMENT GRADE AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.] [FOR A SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA, WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN WHICH IS SUBJECT TO ANY SIMILAR LAW.]
THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS

Exhibit A-2-2

ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION[S] REQUIRED BY SECTION 6.5(j) [FOR CLASS 1 SPECIFIED NOTES ONLY][AND SECTION 6.5(m)] [FOR CLASS 2 SPECIFIED NOTES ONLY][AND SECTION 6.5(n)] OF THE BASE INDENTURE AND THIS NOTE MAY BE TRANSFERRED ONLY UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.
THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

Exhibit A-2-3

DITECH AGENCY ADVANCE TRUST
ADVANCE RECEIVABLES BACKED NOTES, SERIES [ ]
CLASS [ ] NOTE
Ditech Agency Advance Trust, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [] ($[]), or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture] [and to pay any fees in connection therewith from time to time in the amounts and at the times provided in the Indenture].
Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.
Capitalized terms used but not defined herein have the meanings set forth in the Indenture, (as may be amended from time to time, the “Base Indenture”), dated as of February 9, 2018, and effective as of February 12, 2018, among the Issuer, Wells Fargo Bank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), Ditech Financial LLC, a Delaware limited liability company (“Ditech”), as Administrator on behalf of the Issuer (the “Administrator”), and as Servicer (the “Servicer”) under the Designated Servicing Agreements, and Credit Suisse First Boston Mortgage Capital LLC (“Credit Suisse”), as Administrative Agent (the “Administrative Agent”), and an Indenture Supplement (the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [______________], 20[__], by and among [insert parties to Indenture Supplement].
[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]
[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture and that certain Note Purchase Agreement (the “Note Purchase Agreement”), dated as of [______________], 20[__], by and among [insert parties to Note Purchase Agreement]].

Exhibit A-2-4

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]
Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.
Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, such Authenticating Agent by manual signature, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.
THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-2-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.
Date:__________, 2018

DITECH AGENCY ADVANCE TRUST

By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:_____________________________________
Issuer Authorized Officer

Exhibit A-2-6

[INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date:__________, 2018
_________________________________________________
WELLS FARGO BANK, N.A., not in its individual
capacity but solely as Indenture Trustee

By:______________________________________
Title: Authorized Signatory of Indenture Trustee]

[AUTHENTICATING AGENT’S
CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date:__________, 2018

________________________________________________
as Authenticating Agent

By:______________________________________
Title:    Authorized Signatory of Authenticating Agent]

Exhibit A-2-7

[REVERSE OF NOTE]
This Note is one of the duly authorized Class [ ] Notes of the Issuer, designated as its Ditech Agency Advance Trust Advance Receivables Backed Notes, Series [ ], Class [ ] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.
The payments on the Class [ ] Notes are [senior to the Class [ ] Notes, the Class [ ] Notes and the Class [ ] Notes][, and subordinate to the Class [ ] Notes, the Class [ ] Notes and the Class [ ] Notes], as and to the extent provided in the Indenture.
The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.
The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clause (d) or (e) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.
The Trust Estate secures this Class [ ] Note and all other Class [ ] Notes equally and ratably without prejudice, priority or distinction between any Class [ ] Note and any other Class [ ] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.
Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified

Exhibit A-2-8

in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.
[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]
[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-2-9

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against Ditech Agency Advance Depositor LLC (the “Depositor”) or the Issuer, or join in any institution against the Depositor or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Supplemental Credit Enhancement Agreement, any Derivative Agreement and any Liquidity Facility.
The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Receivables. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.
Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
[For Class 2 Specified Notes or any Note issued in definitive form] [This Note is issuable only in definitive form in denominations as provided in the [Series Name] Indenture Supplement, subject to certain limitations therein set forth.]

Exhibit A-2-10

Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Receivables Seller, the Depositor, the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.
Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
The rights of the Noteholder under this Note are subject and subordinate, in each and every respect, to all rights, powers, and prerogatives of Freddie Mac under and in connection with (i) the terms and conditions of that certain Consent Agreement, dated as of February 9, 2018, and effective as of February 12, 2018 (as may be amended or modified from time to time in accordance with its express terms, the “Consent Agreement”), with respect to the “Reimbursement Assignments and Pledge” of the “Reimbursement Rights” (as such terms are defined in the Consent Agreement), by and among Freddie Mac, Ditech Financial LLC, Depositor, Issuer, Indenture Trustee, and Administrative Agent, (ii) the terms and conditions of the Purchase Documents as defined in the Freddie Mac Single Family Seller/Servicer Guide, as it may be amended from time to time, other than as set forth pursuant to the express terms and provisions of the Consent Agreement, and (iii) all claims of Freddie Mac arising out of or relating to any and all breaches, defaults and outstanding obligations of debtor to Freddie Mac.
The rights of the Noteholder under this Note are subject and subordinate to all rights, powers, and prerogatives of Fannie Mae under and in connection with (i) the terms and conditions of that certain Acknowledgment Agreement With Respect to Servicing Advance Receivables, by and

Exhibit A-2-11

among Fannie Mae, Ditech Financial LLC, Depositor, Issuer, Indenture Trustee and Credit Suisse as Administrative Agent, and (ii) the Mortgage Selling and Servicing Contract, the Fannie Mae Selling Guide, the Fannie Mae Servicing Guide and any supplemental servicing instructions or directives provided by Fannie Mae, all applicable master agreements (including applicable MBS pool purchase contracts and variances), recourse agreements, repurchase agreements, indemnification agreements, loss‑sharing agreements, and any other agreements between Fannie Mae and the Issuer, and all as amended, modified, restated or supplemented from time to time (collectively, the “Fannie Mae Lender Contract”), which rights, powers, and prerogatives include, without limitation, the right of Fannie Mae to terminate the Fannie Mae Lender Contract with or without cause.

Exhibit A-2-12

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:__________________________________________________________________
(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,

_____________ attorney, to transfer said Note on the books kept for registration thereof,

with full power of substitution in the premises.

Dated:

Signature Guaranteed:
__________________*/

*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-2-13

Schedule to Series [ ], Class [ ] Note
dated as of [ ], 20[ ]
of Ditech Agency Advance Trust

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [___] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [___] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [___] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-2-14

Exhibit A-3
FORM OF GLOBAL REGULATION S NOTE
Class [ ] Note                    Initial Note Balance: $[ ]
Note Number: [ ]                [Maximum VFN Principal Balance: $$[ ]]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTE BALANCE SHOWN ON THE FACE HEREOF.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) PURSUANT TO REGULATION S OF THE 1933 ACT IN AN OFF-SHORE TRANSACTION AS DEFINED IN REGULATION S OF THE 1933 ACT TO A PERSON THAT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S OF THE 1933 ACT [FOR CLASS 1 SPECIFIED NOTES ONLY] [THAT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED UNDER RULE 144A UNDER THE 1933 ACT)] OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.
[FOR CLASS 1 SPECIFIED NOTES ONLY] [NO TRANSFER OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE EFFECTIVE, AND ANY SUCH TRANSFER WILL BE VOID AB INITIO, UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS IN WRITING TO THE INDENTURE TRUSTEE AND NOTE REGISTRAR AS PROVIDED IN SECTION 6.5(M) OF THE INDENTURE, AS APPLICABLE. EACH PROSPECTIVE TRANSFEREE OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE DEEMED TO MAKE SUCH REPRESENTATIONS BY ITS ACCEPTANCE OF SUCH BENEFICIAL INTEREST.]
[FOR A NOTE THAT IS NOT A CLASS 1 SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,

Exhibit A-3-1

AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) THIS NOTE IS RATED AT LEAST INVESTMENT GRADE AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW. [FOR CLASS 1 SPECIFIED NOTES ONLY UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA, WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN WHICH IS SUBJECT TO ANY SIMILAR LAW.]
THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION REQUIRED BY SECTION 6.5(i) [FOR CLASS 1 SPECIFIED NOTES ONLY] [AND SECTION 6.5(m)] OF THE BASE INDENTURE AND THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED IN

Exhibit A-3-2

AN OFF-SHORE TRANSACTION AS DEFINED IN THE 1933 ACT TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A NOTE OR (IN CERTAIN LIMITED CIRCUMSTANCES) A DEFINITIVE NOTE ONLY (IN THE CASE OF AN INTEREST IN A RULE 144A GLOBAL NOTE) IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND (IN THE CASE OF A DEFINITIVE NOTE) UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.
THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit A-3-3

DITECH AGENCY ADVANCE TRUST
ADVANCE RECEIVABLES BACKED NOTES, SERIES [ ]
CLASS [ ] NOTE
Ditech Agency Advance Funding Trust I, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [] ($[]), or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture] [and to pay any fees in connection therewith from time to time in the amounts and at the times provided in the Indenture].
Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.
Capitalized terms used but not defined herein have the meanings set forth in the Indenture, (as may be amended from time to time, the “Base Indenture”), dated as of February 9, 2018, and effective as of February 12, 2018, among the Issuer, Wells Fargo Bank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), Ditech Financial LLC, a Delaware limited liability company (“Ditech”), as Administrator on behalf of the Issuer (the “Administrator”), and as Servicer (the “Servicer”) under the Designated Servicing Agreements, and Credit Suisse First Boston Mortgage Capital LLC (“Credit Suisse”), as Administrative Agent (the “Administrative Agent”), and an Indenture Supplement (the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [______________], 20[__], by and among [insert parties to Indenture Supplement].
[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]
[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture and that certain Note Purchase Agreement (the “Note Purchase Agreement”), dated as of [______________], 20[__], by and among [insert parties to Note Purchase Agreement]].

Exhibit A-3-4

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]
Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.
This Note is a Regulation S Global Note deposited with DTC acting as Depository, and registered in the name of Cede & Co., a nominee of DTC, and Cede & Co., as holder of record of this Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds.
The statements in the legend relating to DTC set forth above are an integral part of the terms of this Note and by acceptance thereof each holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.
Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, such Authenticating Agent by manual signature, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.
THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-3-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.
Date:__________, 2018

DITECH AGENCY ADVANCE TRUST

By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:_________________________________
Issuer Authorized Officer

Exhibit A-3-6

[INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date:__________, 2018

_________________________________________________
WELLS FARGO BANK, N.A., not in its individual
capacity but solely as Indenture Trustee

By:______________________________________
Title: Authorized Signatory of Indenture Trustee]

[AUTHENTICATING AGENT’S
CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date:__________, 2018

________________________________________________
as Authenticating Agent

By:______________________________________
Title:    Authorized Signatory of Authenticating Agent]

Exhibit A-3-7

[REVERSE OF NOTE]
This Note is one of the duly authorized Class [ ] Notes of the Issuer, designated as its Ditech Agency Advance Trust Advance Receivables Backed Notes, Series [ ], Class [ ] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.
The payments on the Class [ ] Notes are [senior to the Class [ ] Notes, the Class [ ] Notes and the Class [ ] Notes][, and subordinate to the Class [ ] Notes, the Class [] Notes and the Class [ ] Notes], as and to the extent provided in the Indenture.
The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.
The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clause (d) or (e) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.
The Trust Estate secures this Class [ ] Note and all other Class [ ] Notes equally and ratably without prejudice, priority or distinction between any Class [ ] Note and any other Class [ ] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.
Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified

Exhibit A-3-8

in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.
[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]
[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-3-9

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against Ditech Agency Advance Depositor LLC (the “Depositor”) or the Issuer, or join in any institution against the Depositor or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Supplemental Credit Enhancement Agreement, any Derivative Agreement and any Liquidity Facility.
The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Receivables. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.
Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any

Exhibit A-3-10

such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Receivables Seller, the Depositor, the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.
Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
The rights of the Noteholder under this Note are subject and subordinate, in each and every respect, to all rights, powers, and prerogatives of Freddie Mac under and in connection with (i) the terms and conditions of that certain Consent Agreement, dated as of February 9, 2018, and effective as of February 12, 2018 (as may be amended or modified from time to time in accordance with its express terms, the “Consent Agreement”), with respect to the “Reimbursement Assignments and Pledge” of the “Reimbursement Rights” (as such terms are defined in the Consent Agreement), by and among Freddie Mac, Ditech Financial LLC, Depositor, Issuer, Indenture Trustee, and Administrative Agent, (ii) the terms and conditions of the Purchase Documents as defined in the Freddie Mac Single Family Seller/Servicer Guide, as it may be amended from time to time, other than as set forth pursuant to the express terms and provisions of the Consent Agreement, and (iii) all claims of Freddie Mac arising out of or relating to any and all breaches, defaults and outstanding obligations of debtor to Freddie Mac.
The rights of the Noteholder under this Note are subject and subordinate to all rights, powers, and prerogatives of Fannie Mae under and in connection with (i) the terms and conditions of that certain Acknowledgment Agreement With Respect to Servicing Advance Receivables, by and among Fannie Mae, Ditech Financial LLC, Depositor, Issuer, Indenture Trustee and Credit Suisse as Administrative Agent, and (ii) the Mortgage Selling and Servicing Contract, the Fannie Mae Selling Guide, the Fannie Mae Servicing Guide and any supplemental servicing instructions or

Exhibit A-3-11

directives provided by Fannie Mae, all applicable master agreements (including applicable MBS pool purchase contracts and variances), recourse agreements, repurchase agreements, indemnification agreements, loss‑sharing agreements, and any other agreements between Fannie Mae and the Issuer, and all as amended, modified, restated or supplemented from time to time (collectively, the “Fannie Mae Lender Contract”), which rights, powers, and prerogatives include, without limitation, the right of Fannie Mae to terminate the Fannie Mae Lender Contract with or without cause.

Exhibit A-3-12

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:__________________________________________________________________
(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,

_____________ attorney, to transfer said Note on the books kept for registration thereof,

with full power of substitution in the premises.

Dated:

Signature Guaranteed:
__________________*/

*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-3-13

Schedule to Series [ ], Class [ ] Note
dated as of [ ], 20[ ]
of Ditech Agency Advance Trust

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [___] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [___] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [___] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-3-14

Exhibit A-4
FORM OF DEFINITIVE REGULATION S NOTE
Class [ ] Note                    [Initial Note Balance: $[ ]]
Note Number: []                [Maximum VFN Principal Balance: $$[ ]]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTE BALANCE SHOWN ON THE FACE HEREOF.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) PURSUANT TO REGULATION S OF THE 1933 ACT IN AN OFF-SHORE TRANSACTION AS DEFINED IN THE 1933 ACT TO A PERSON THAT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S OF THE 1933 ACT [FOR CLASS 1 SPECIFIED NOTES ONLY] [IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE 1933 ACT) OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.
[FOR CLASS 1 SPECIFIED NOTES ONLY] [NO TRANSFER OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE EFFECTIVE, AND ANY SUCH TRANSFER WILL BE VOID AB INITIO, UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS IN WRITING TO THE INDENTURE TRUSTEE AND NOTE REGISTRAR AS PROVIDED IN SECTION 6.5(M) OF THE INDENTURE. EACH PROSPECTIVE TRANSFEREE OF A BENEFICIAL INTEREST IN A SPECIFIED NOTE WILL BE DEEMED TO MAKE SUCH REPRESENTATIONS BY ITS ACCEPTANCE OF SUCH BENEFICIAL INTEREST.]
[FOR A NOTE THAT IS NOT A CLASS 1 SPECIFIED NOTE UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, (I) ANY EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,

Exhibit A-4-1

AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) THIS NOTE IS RATED AT LEAST INVESTMENT GRADE AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.] [FOR CLASS 1 SPECIFIED NOTES ONLY UNLESS OTHERWISE SPECIFIED IN THE RELATED INDENTURE SUPPLEMENT] [EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT IT IS NOT, AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA, WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN WHICH IS SUBJECT TO ANY SIMILAR LAW.]
THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION[S] REQUIRED BY SECTION 6.5(j) [FOR CLASS 1 SPECIFIED NOTES ONLY][AND SECTION 6.5(m)] OF THE BASE INDENTURE AND THIS NOTE MAY BE TRANSFERRED ONLY UPON RECEIPT BY THE NOTE

Exhibit A-4-2

REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.
THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

Exhibit A-4-3

Ditech AGENCY ADVANCE TRUST
ADVANCE RECEIVABLES BACKED NOTES, SERIES [ ]
CLASS [ ] NOTE
Ditech Agency Advance Trust, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [] ($[]), or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture] [and to pay any fees in connection therewith from time to time in the amounts and at the times provided in the Indenture].
Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.
Capitalized terms used but not defined herein have the meanings set forth in the Indenture, (as may be amended from time to time, the “Base Indenture”), dated as of February 9, 2018, and effective as of February 12, 2018, among the Issuer, Wells Fargo Bank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), Ditech Financial LLC, a Delaware limited liability company (“Ditech”), as Administrator on behalf of the Issuer (the “Administrator”), and as Servicer (the “Servicer”) under the Designated Servicing Agreements, and Credit Suisse First Boston Mortgage Capital LLC (“Credit Suisse”), as Administrative Agent (the “Administrative Agent”), and an Indenture Supplement (the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [______________], 20[__], by and among [insert parties to Indenture Supplement].
[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]
[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture

Exhibit A-4-4

and that certain Note Purchase Agreement (the “Note Purchase Agreement”), dated as of [______________], 20[__], by and among [insert parties to Note Purchase Agreement]].
[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]
Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.
Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, such Authenticating Agent by manual signature, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.
THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-4-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.
Date:__________, 2018

DITECH AGENCY ADVANCE TRUST

By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:______________________________________
Issuer Authorized Officer

Exhibit A-4-6

[INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date:__________, 2018

_________________________________________________
WELLS FARGO BANK, N.A., not in its individual
capacity but solely as Indenture Trustee

By:______________________________________
Title: Authorized Signatory of Indenture Trustee]

[AUTHENTICATING AGENT’S
CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.
Date:__________, 2018

________________________________________________
as Authenticating Agent

By:______________________________________
Title:    Authorized Signatory of Authenticating Agent]

Exhibit A-4-7

[REVERSE OF NOTE]
This Note is one of the duly authorized Class [ ] Notes of the Issuer, designated as its Ditech Agency Advance Trust Advance Receivables Backed Notes, Series [ ], Class [ ] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.
The payments on the Class [ ] Notes are [senior to the Class [ ] Notes, the Class [ ] Notes and the Class [ ] Notes][, and subordinate to the Class [ ] Notes, the Class [] Notes and the Class [ ] Notes], as and to the extent provided in the Indenture.
The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.
The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clause (d) or (e) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.
The Trust Estate secures this Class [ ] Note and all other Class [ ] Notes equally and ratably without prejudice, priority or distinction between any Class [ ] Note and any other Class [ ] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.
Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified

Exhibit A-4-8

in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.
[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]
[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-4-9

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against Ditech Agency Advance Depositor LLC (the “Depositor”) or the Issuer, or join in any institution against the Depositor or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Supplemental Credit Enhancement Agreement, any Derivative Agreement and any Liquidity Facility.
The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Receivables. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.
Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
[For any Note issued in definitive form] [This Note is issuable only in definitive form in denominations as provided in the [Series Name] Indenture Supplement, subject to certain limitations therein set forth.]

Exhibit A-4-10

Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Receivables Seller, the Depositor, the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.
Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
The rights of the Noteholder under this Note are subject and subordinate, in each and every respect, to all rights, powers, and prerogatives of Freddie Mac under and in connection with (i) the terms and conditions of that certain Consent Agreement, dated as of February 9, 2018, and effective as of February 12, 2018 (as may be amended or modified from time to time in accordance with its express terms, the “Consent Agreement”), with respect to the “Reimbursement Assignments and Pledge” of the “Reimbursement Rights” (as such terms are defined in the Consent Agreement), by and among Freddie Mac, Ditech Financial LLC, Depositor, Issuer, Indenture Trustee, and Administrative Agent, (ii) the terms and conditions of the Purchase Documents as defined in the Freddie Mac Single Family Seller/Servicer Guide, as it may be amended from time to time, other than as set forth pursuant to the express terms and provisions of the Consent Agreement, and (iii) all claims of Freddie Mac arising out of or relating to any and all breaches, defaults and outstanding obligations of debtor to Freddie Mac.
The rights of the Noteholder under this Note are subject and subordinate to all rights, powers, and prerogatives of Fannie Mae under and in connection with (i) the terms and conditions of that

Exhibit A-4-11

certain Acknowledgment Agreement With Respect to Servicing Advance Receivables, by and among Fannie Mae, Ditech Financial LLC, Depositor, Issuer, Indenture Trustee and Credit Suisse as Administrative Agent, and (ii) the Mortgage Selling and Servicing Contract, the Fannie Mae Selling Guide, the Fannie Mae Servicing Guide and any supplemental servicing instructions or directives provided by Fannie Mae, all applicable master agreements (including applicable MBS pool purchase contracts and variances), recourse agreements, repurchase agreements, indemnification agreements, loss‑sharing agreements, and any other agreements between Fannie Mae and the Issuer, and all as amended, modified, restated or supplemented from time to time (collectively, the “Fannie Mae Lender Contract”), which rights, powers, and prerogatives include, without limitation, the right of Fannie Mae to terminate the Fannie Mae Lender Contract with or without cause.

Exhibit A-4-12

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:__________________________________________________________________
(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,

_____________ attorney, to transfer said Note on the books kept for registration thereof,

with full power of substitution in the premises.

Dated:

Signature Guaranteed:
__________________*/

*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-4-13

Schedule to Series [ ], Class [ ] Note
dated as of [ ], 20[ ]
of Ditech Agency Advance Trust

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [___] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [___] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [___] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-4-14

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF NOTES PURSUANT TO RULE 144A
Issuer            Ditech Agency Advance Trust
c/o Wilmington Trust, National Association, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Administrator        Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Depositor        Ditech Agency Advance Depositor LLC
c/o Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Indenture Trustee    Wells Fargo Bank, N.A.
MAC N9300-070
600 South Fourth Street, 7th Floor
Minneapolis, Minnesota 55479
Attn: Client Manager, Ditech Agency Advance Trust, Series [ ]

Re:    $[ ] Ditech Agency Advance Trust Backed Notes, Series 20__-__, Class ____

Reference is hereby made to the Indenture, dated as of February 9, 2018, and effective as of February 12, 2018 (as may be amended from time to time the “Indenture”), among Ditech Agency Advance Trust, as Issuer, Ditech Financial LLC, as Administrator and Servicer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
[NOTE: COMPLETE [A] FOR A TRANSFER OF AN INTEREST IN A REGULATION S GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE DURING THE DISTRIBUTION COMPLIANCE PERIOD. COMPLETE [B] FOR A TRANSFER OF AN INTEREST IN A REGULATION S GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A DEFINITIVE NOTE. COMPLETE [C] FOR A TRANSFER OF AN INTEREST IN A REGULATION S DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE. COMPLETE [D] FOR A TRANSFER OF AN INTEREST IN A REGULATION S DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF A RULE 144A DEFINITIVE

Exhibit B-1-1

NOTE. COMPLETE [E] FOR A TRANSFER OF AN INTEREST IN A RULE 144A GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A DEFINITIVE NOTE. COMPLETE [F] FOR A TRANSFER OF AN INTEREST IN RULE 144A DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE. COMPLETE [G] FOR A TRANSFER OF AN INTEREST IN A RULE 144A DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF A RULE 144A DEFINITIVE NOTE.]
[A]    This letter relates to _____ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note (ISIN No. _____) (CUSIP No. _____) in the name of (the “Transferor”) through [Euroclear] [Clearstream], which in turn holds through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a beneficial interest in a Rule 144A Global Note (CUSIP No. _____) in the name of _____ (the “Transferee”), to be held through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.
[B]    This letter relates to _____ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note (ISIN No. _____) (CUSIP No. _____) in the name of (the “Transferor”) through [Euroclear] [Clearstream], which in turn holds through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a Rule 144A Definitive Note (CUSIP No. _____) in the name of _____ (the “Transferee”), pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.
[C]    This letter relates to a Regulation S Definitive Note (ISIN No. _____) (CUSIP No. _____) in the principal amount of _____ in the name of _____ (the “Transferor”). The Transferor has requested a transfer of such Note for a beneficial interest in a Rule 144A Global Note (CUSIP No. _____) in the name of _____ (the “Transferee”), to be held through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.
[D]    This letter relates to a Regulation S Definitive Note (ISIN No. _____) (CUSIP No. _____) in the principal amount of _____ in the name of _____ (the “Transferor”). The Transferor has requested a transfer of such Note for a Rule 144A Definitive Note (CUSIP No. _____) in the name of (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.
[E]    This letter relates to _____ principal amount of Notes that are held in the form of a beneficial interest in a Rule 144A Global Note (CUSIP No. _____) in the name of _____ (the “Transferor”) through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a Rule 144A Definitive Note (CUSIP No. _____) in the name of _____ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith in a Transferee Certification completed by the Transferee.
[F]    This letter relates to a Rule 144A Definitive Note (CUSIP No. _____) in the principal amount of _____ in the name of _____ (the “Transferor”). The Transferor has requested a transfer of such Note for a beneficial interest in a Rule 144A Global Note (CUSIP No. _____) in the name

Exhibit B-1-2

of _____ (the “Transferee”), to be held through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.
[G]    This letter relates to a Rule 144A Definitive Note (CUSIP No. _____) in the principal amount of _____ in the name of _____ (the “Transferor”). The Transferor has requested a transfer of such Notes for another Rule 144A Definitive Note (CUSIP No. _____) in the name of _____ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.
In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the Notes and (ii) Rule 144A under the Securities Act to a Transferee that the Transferor reasonably believes is purchasing the Notes for its own account and the Transferor reasonably believes that the Transferee is a “qualified institutional buyer” within the meaning of Rule 144A, and such Transferee is aware that the sale to it is being made in reliance upon Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.
If the Transferor is the Noteholder of a Regulation S Note (or an interest therein) and intends to transfer such Note (or such interest) to the Transferee taking delivery of such Note (or such interest) in the form of a Restricted Note (or interest therein), the Transferor hereby certifies that the transfer is being made after the end of the Distribution Compliance Period.

Exhibit B-1-3

The certificate and the statements contained herein are made for your benefit.

[INSERT NAME OF TRANSFEROR]

By:_____________________________
Name:
Title:

Dated:

Exhibit B-1-4

TRANSFEREE CERTIFICATION
Issuer            Ditech Agency Advance Trust
c/o Wilmington Trust, National Association, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Administrator        Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Depositor        Ditech Agency Advance Depositor LLC
c/o Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Indenture Trustee    Wells Fargo Bank, N.A.
MAC N9300-070
600 South Fourth Street, 7th Floor
Minneapolis, Minnesota 55479
Attn: Client Manager, Ditech Agency Advance Trust, Series [ ]

Re:    $[ ] Ditech Agency Advance Trust Backed Notes, Series 20__-__, Class ____

Reference is hereby made to the Indenture, dated as of February 9, 2018, and effective as of February 12, 2018 (as may be amended from time to time, the “Indenture”), among Ditech Agency Advance Trust, as Issuer, Ditech Financial LLC, as Administrator and Servicer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
The undersigned (the “Transferee”) intends to purchase $_____ Note Balance of Class _____ Notes (the “Notes”) from the Transferor named in the Transfer Certificate to which this Transferee Certification is attached. In connection with the registration of the transfer of such Notes, the Transferee hereby executes and delivers to each of you this “Transferee Certification” in which the Transferee certifies to each of you the information set forth herein.
1.    The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”) and has completed the form of certification to that effect attached hereto as Annex A1 (if the Transferee is not a registered investment company) or Annex A2 (if the Transferee is a registered

Exhibit B-1-5

investment company). The Transferee is aware that the sale to it is being made in reliance on Rule 144A.
2.    The Transferee hereby represents and warrants to you and the addressees hereof that (Check one of the following):
The Transferee IS NOT (i) a Person or entity holding for the benefit of either or both of the Issuer and the Receivables Seller or (ii) a Person that is an Affiliate of either or both of the Issuer and the Receivables Seller.
The Transferee IS (i) a Person or entity holding for the benefit of either or both of the Issuer and the Receivables Seller or (ii) a Person that is an Affiliate of either or both of the Issuer and the Receivables Seller.
3.    The Transferee understands that the Notes have not been registered under the 1933 Act or registered or qualified under any state securities laws and that no transfer may be made unless the Notes are registered under the 1933 Act and under applicable state law or unless the transfer complies with Section 6.5 of the Indenture and any provision in any applicable Indenture Supplement. The Transferee further understands that neither the Transferor, the Administrator, the Servicer, the Indenture Trustee nor the Note Registrar is under any obligation to register the Notes or make an exemption from such registration available.
4.    The Transferee is acquiring the Notes for its own account or for the account of a “qualified institutional buyer” (as defined in Rule 144A, a “QIB”), and understands that such Notes may be resold, pledged or transferred only (a) to a person reasonably believed to be such a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (b) to a transferee that is a person that is not a U.S. person acquiring such interest in an “offshore transaction” (as defined in Regulation S) in compliance with the provisions of Regulation S, if the transfer is otherwise made in accordance with any applicable securities laws of any state of the United States or any other relevant jurisdiction. In addition, such transfer may be subject to additional restrictions and is subject to compliance with certain procedures, as set forth in Section 6.5 of the Indenture referred to below and any provision in any applicable Indenture Supplement. By its execution of this agreement, the Transferee agrees that it will not resell, pledge or transfer any of the Notes to anyone otherwise than in strict compliance with Rule 144A, or pursuant to another exemption from registration under the 1933 Act and all applicable state securities laws, and in strict compliance with the transfer restrictions set forth in Section 6.5 of the Indenture. The Transferee will not attempt to transfer any or all of the Notes pursuant to Rule 144A unless the Transferee offers and sells such Certificates only to QIBs or to offerees or purchasers that the Transferee and any person acting on behalf of the Transferee reasonably believe (as described in paragraph (d)(l) of Rule 144A) is a QIB.
5.    The Transferee has been furnished with all information that it requested regarding (a) the Notes and distributions thereon and (b) the Indenture.
6.    The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Notes; the Transferee has sought such

Exhibit B-1-6

accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee (or any account or which it is pursuing) is able to bear the economic risk of an investment in the Notes and can afford a complete loss of such investment.
7.    The Transferee is an “accredited investor” as defined in paragraph (1), (2), (3) or (7) of Rule 501(a) under the 1933 Act.
8.    Either (i) the Transferee is not, and is not acquiring, holding or transferring the Notes on behalf of or using assets of, an “employee benefit plan” as defined in section 3(3) of ERISA, a plan described in section 4975(e)(1) of the Code, an entity which is deemed to hold the assets of any such employee benefit plan or plan pursuant to 29 C.F.R. section 2510.3-101 as modified by section 3(42) of ERISA (the “Plan Asset Regulations”), which employee benefit plan, plan or entity is subject to Title I of ERISA or section 4975 of the Code, or a governmental, non-U.S. or church plan which is subject to any U.S. federal, state, local or other law that is substantially similar to Title I of ERISA or section 4975 of the Code (“Similar Law”), or (ii) (A) the Transferee is acquiring a Note other than a Specified Note, (B) as of the date of the transfer or purchase, the Note is rated at least investment grade, it believes that such Note is properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Note and (C) the Transferee’s acquisition, holding and disposition of the Notes will satisfy the requirements of Prohibited Transaction Class Exemption (“PTCE”) 84-14 (relating to transactions affected by a qualified professional asset manager), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 91-38 (relating to investments in bank collective investment funds), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 96-23 (relating to transactions directed by an in-house professional asset manager) or the statutory prohibited transaction exemption for service providers set forth in section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or a similar class or statutory exemption and will not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code (or, in the case of a governmental, non-U.S. or church plan subject to Similar Law, will not violate any such substantially Similar Law).
9.    If the Transferee is acquiring the Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations, warranties and agreements on behalf of each such account.
All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Indenture, pursuant to which the Notes were issued.
IN WITNESS WHEREOF, the undersigned has caused this Transferee Certification to be executed by its duly authorized representative as of the day and year first above written.
[TRANSFEREE]

By:
Name:

Exhibit B-1-7

Title:

Exhibit B-1-8

Annex A1 to Exhibit B-1
TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES
1.    As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Transferee.
2.    The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”), because (a) the Transferee owned and/or invested on a discretionary basis at least $_____ in securities [Note to reviewer - the amount in the previous blank must be at least $100,000,000 unless the Transferee is a dealer, in which case the amount filled in the previous blank must be at least $10,000,000.] (except for the excluded securities referred to in paragraph 3 below) as of _____ [specify a date on or since the end of the Transferee’s most recently ended fiscal year] (such amount being calculated in accordance with Rule 144A) and (b) the Transferee meets the criteria listed in the category marked below.
_____ Corporation, etc. The Transferee is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a)(2) of the 1933 Act or a savings and loan association or other similar institution referenced in Section 3(a)(5)(A) of the Act), a partnership, or a Massachusetts or similar business trust.
_____ Bank. The Transferee (a) is a national bank or banking institution as defined in Section 3(a)(2) of the 1933 Act, or any foreign bank or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, and (b) that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale under Rule 144A in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.
_____ Savings and Loan. The Transferee is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution referenced in Section 3(a)(5)(A) of the 1933 Act. The Transferee is supervised and examined by a state or federal authority having supervisory authority over any such institutions or is a foreign savings and loan association or equivalent institution and has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. savings and loan association or similar institution, and not more than 18 months preceding the date of this certification in the case of a foreign savings and loan association or equivalent institution, a copy of which financial statements is attached hereto.
_____ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Exhibit B-1-9

_____ Insurance Company. The Transferee is an insurance company as defined in Section 2(13) of the 1933 Act, whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.
_____ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees.
_____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.
_____ Investment Adviser. The Transferee is an investment adviser registered under the Investment Advisers Act of 1940, as amended.
_____ Other. The Transferee qualifies as a “qualified institutional buyer” as defined in Rule 144A on the basis of facts other than those listed in any of the entries above. If this response is marked, the Transferee must certify on additional pages, to be attached to this certification, to facts that satisfy the Servicer that the Transferee is a “qualified institutional buyer” as defined in Rule 144A.
3.    The term “securities” as used herein does not include (a) securities of issuers that are affiliated with the Transferee, (b) securities constituting the whole or part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (c) bank deposit notes and certificates of deposit, (d) loan participations, (e) repurchase agreements, (f) securities owned but subject to a repurchase agreement and (g) currency, interest rate and commodity swaps.
4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the 1934 Act.
5.    The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be made in reliance on Rule 144A.
6.    Will the Transferee be purchasing        _____ ____
the Notes only for the Transferree’s        YES NO
own account?

Exhibit B-1-10

If the answer to the foregoing question is “NO”, the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.
The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee’s purchase of the Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.
IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this _____ day of _____, _____.

_____________________________________
Print Name of Transferee
By:
Name:
Title:
Date:

Exhibit B-1-11

Annex A2 to Exhibit B-1
REGISTERED INVESTMENT COMPANIES
1.    As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Notes (the “Transferee”) or, if the Transferee is part of a Family of Investment Companies (as defined in paragraph 3 below), is an officer of the related investment adviser (the “Adviser”).
2.    The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”), because (a) the Transferee is an investment company (a “Registered Investment Company”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and (b) as marked below, the Transferee alone, or the Transferee’s Family of Investment Companies, owned at least $[Note to reviewer - the amount in the previous blank must be at least $100,000,000] in securities (other than the excluded securities referred to in paragraph 4 below) as of [specify a date on or since the end of the Transferee’s most recently ended fiscal year]. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities to the Transferee or the Transferee’s Family of Investment Companies was used.
_____ The Transferee owned $_____ in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).
_____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $_____ in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).
3.    The term “Family of Investment Companies” as used herein means two or more Registered Investment Companies except for a unit investment trust whose assets consist solely of shares of one or more Registered Investment Companies (provided that each series of a “series company,” as defined in Rule 18f-2 under the 1940 Act, shall be deemed to be a separate investment company) that have the same investment adviser (or, in the case of a unit investment trust, the same depositor) or investment advisers (or depositors) that are affiliated (by virtue of being majority-owned subsidiaries of the same parent or because one investment adviser is a majority-owned subsidiary of the other).
4.    The term “securities” as used herein does not include (a) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (b) bank deposit notes and certificates of deposit, (c) loan participations, (d) repurchase agreements, (e) securities owned but subject to a repurchase agreement and (f) currency, interest rate and commodity swaps.
5.    The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein

Exhibit B-1-12

because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee’s own account.
6.    The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee’s purchase of the Purchased Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.
IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this _____ day of _____, _____.

___________________________________________
[Print Name of Transferee or Adviser]

By:_________________________________
Name:
Title:

___________________________________________
IF AN ADVISER:

___________________________________________
[Print Name of Transferee]

Date:__________________

Exhibit B-1-13

Exhibit B-2
FORM OF TRANSFEREE CERTIFICATE FOR TRANSFER OF NOTES PURSUANT TO REGULATION S
[Transferee to Receive Regulation S Note]

Issuer	Ditech Agency Advance Trust
c/o Wilmington Trust, National Association, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Administrator	Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Depositor	Ditech Agency Advance Depositor LLC
c/o Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Indenture Trustee	Wells Fargo Bank, N.A.
MAC N9300-070
600 South Fourth Street, 7th Floor
Minneapolis, Minnesota 55479
Attn: Client Manager, Ditech Agency Advance Trust, Series [ ]

Re:    $[ ] Ditech Agency Advance Trust Backed Notes, Series 20__-__, Class ____

Reference is hereby made to the Indenture, dated as of February 9, 2018, and effective as of February 12, 2018 (as may be amended from time to time, the “Indenture”), among Ditech Agency Advance Trust, as Issuer, Ditech Financial LLC, as Administrator and Servicer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
[NOTE: COMPLETE [A] FOR A TRANSFER OF AN INTEREST IN A RULE 144A GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE DURING THE DISTRIBUTION COMPLIANCE PERIOD. COMPLETE [B] FOR A TRANSFER OF AN INTEREST IN A RULE 144A GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S DEFINITIVE NOTE. COMPLETE [C] FOR A TRANSFER OF AN INTEREST IN A RULE 144A

Exhibit B-2- 1

DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE. COMPLETE [D] FOR A TRANSFER OF AN INTEREST IN A RULE 144A DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF A REGULATION S DEFINITIVE NOTE. COMPLETE [E] FOR A TRANSFER OF AN INTEREST IN A REGULATION S GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S DEFINITIVE NOTE. COMPLETE [F] FOR A TRANSFER OF AN INTEREST IN REGULATION S DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE. COMPLETE [G] FOR A TRANSFER OF AN INTEREST IN A REGULATION S DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF A REGULATION S DEFINITIVE NOTE.]
[A]    This letter relates to _____ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note (ISIN No. _____) (CUSIP No. _____) in the name of (the “Transferor”) through [Euroclear] [Clearstream], which in turn holds through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a beneficial interest in a Rule 144A Global Note (CUSIP No. _____) in the name of _____ (the “Transferee”), to be held through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.
[B]    This letter relates to _____ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note (ISIN No. _____) (CUSIP No. _____) in the name of (the “Transferor”) through [Euroclear] [Clearstream], which in turn holds through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a Rule 144A Definitive Note (CUSIP No. _____) in the name of _____ (the “Transferee”), pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.
[C]    This letter relates to a Regulation S Definitive Note (ISIN No. _____) (CUSIP No. _____) in the principal amount of _____ in the name of _____ (the “Transferor”). The Transferor has requested a transfer of such Note for a beneficial interest in a Rule 144A Global Note (CUSIP No. _____) in the name of _____ (the “Transferee”), to be held through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.
[D]    This letter relates to a Regulation S Definitive Note (ISIN No. _____) (CUSIP No. _____) in the principal amount of _____ in the name of _____ (the “Transferor”). The Transferor has requested a transfer of such Note for a Rule 144A Definitive Note (CUSIP No. _____) in the name of (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.
[E]    This letter relates to _____ principal amount of Notes that are held in the form of a beneficial interest in a Rule 144A Global Note (CUSIP No. _____) in the name of _____ (the “Transferor”) through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a Rule 144A Definitive Note (CUSIP No. _____) in the name of _____ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith in a Transferee Certification completed by the Transferee.

Exhibit B-2- 2

[F]    This letter relates to a Rule 144A Definitive Note (CUSIP No. _____) in the principal amount of _____ in the name of _____ (the “Transferor”). The Transferor has requested a transfer of such Note for a beneficial interest in a Rule 144A Global Note (CUSIP No. _____) in the name of _____ (the “Transferee”), to be held through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.
[G]    This letter relates to a Rule 144A Definitive Note (CUSIP No. _____) in the principal amount of _____ in the name of _____ (the “Transferor”). The Transferor has requested a transfer of such Notes for another Rule 144A Definitive Note (CUSIP No. _____) in the name of _____ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.
In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the Notes, and that:
(i)    the offer of the Notes was not made to a person in the United States;
(ii)    at the time the buy order was originated, the Transferee was outside the United States or the Transfer and any person acting on its behalf reasonably believed that the Transferee was outside the United States
(iii)    no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;
(iv)    the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”); and
(v)    the Transferee is not a U.S. person.
If the Transferor is the Noteholder of a Regulation S Note (or an interest therein) and intends to transfer such Note (or such interest) to the Transferee taking delivery of such Note (or such interest) in the form of a Restricted Note (or interest therein), the Transferor hereby certifies that the transfer is being made after the end of the Distribution Compliance Period.

Exhibit B-2- 3

The certificate and the statements contained herein are made for your benefit.

__________________________________________
Print Name of Transferee
By:
Name:
Title:
Date:

Exhibit B-2- 4

TRANSFEREE CERTIFICATION
Issuer    Ditech Agency Advance Trust
c/o Wilmington Trust, National Association, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Administrator	Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Depositor	Ditech Agency Advance Depositor LLC
c/o Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Indenture Trustee    Wells Fargo Bank, N.A.
MAC N9300-070
600 South Fourth Street, 7th Floor
Minneapolis, Minnesota 55479
Attn: Client Manager, Ditech Agency Advance Trust, Series [ ]

Re:    $[ ] Ditech Agency Advance Trust Backed Notes, Series 20__-__, Class ____

Reference is hereby made to the Indenture, dated as of February 9, 2018, and effective as of February 12, 2018 (as may be amended from time to time, the “Indenture”), among Ditech Agency Advance Trust, as Issuer, Ditech Financial LLC, as Administrator and Servicer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
The undersigned (the “Transferee”) intends to purchase $_____ Note Balance of Class _____ Notes (the “Notes”) from the Transferor named in the Transfer Certificate to which this Transferee Certification is attached. In connection with the registration of the transfer of such Notes, the Transferee hereby executes and delivers to each of you this “Transferee Certification” in which the Transferee certifies to each of you the information set forth herein.
1.    The Transferee (i) is acquiring such Notes in an offshore transaction in accordance with Rule 904 of Regulation S, (ii) is acquiring such Notes for its own account, (iii) is not acquiring, and has not entered into any discussions regarding its acquisition of, such Notes while it is in the United States of America or any of its territories or possessions, (iv) understands that such Notes are being sold without registration under the Securities Act by reason of an exemption that depends, in part, on the accuracy

Exhibit B-2- 5

of these representations, (v) understands that such Notes may not, absent an applicable exemption, be transferred without registration and/or qualification under the Securities Act and applicable state securities laws and the laws of any other applicable jurisdiction and (vi) understands that prior to the end of the Distribution Compliance Period, interests in a Regulation S Note may only be held through Euroclear or Clearstream.
2.    The Transferee understands that the Notes have not been registered under the Securities Act and, therefore, cannot be offered or sold in the United States or to U.S. persons (as defined in Rule 902(k) promulgated under the Securities Act) unless they are registered under the Securities Act or unless an exemption from registration is available. Accordingly, the certificates representing the Notes will bear a legend stating that the Notes have not been registered under the Securities Act and setting forth certain of the restrictions on transfer of the Notes. The Transferee understands that the Issuer has no obligation to register the Notes under the Securities Act or to comply with the requirements for any exemption from the registration requirements of the Securities Act.
3.    The Transferee understands that the Notes (or any interest therein) may be resold, pledged or transferred only (a) to a person whom the Transferee reasonably believes after due inquiry is, and who has certified that it is, a “qualified institutional buyer” (a “QIB”) that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (b) to a transferee that is a non-U.S. person acquiring such interest in an “offshore transaction” (as defined in Regulation S) in compliance with the provisions of Regulation S, if the transfer is otherwise made in accordance with any applicable securities laws of any state of the United States or any other relevant jurisdiction. In addition, such transfer may be subject to additional restrictions and is subject to compliance with certain procedures, as set forth in Section 6.5 of the Indenture referred to above.
4.    The Transferee has been furnished with all information that it requested regarding (a) the Notes and distributions thereon and (b) the Indenture.
5.    The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Notes; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee (or any account or which it is pursuing) is able to bear the economic risk of an investment in the Notes and can afford a complete loss of such investment.
6.    [For Notes other than Specified Notes (unless otherwise specified in the related Supplement)] Either (i) the Transferee is not, and is not acquiring, holding or transferring the Notes on behalf of or with assets of, an “employee benefit plan” as defined in section 3(3) of ERISA, a plan described in section 4975(e)(1) of the Code, an entity which is deemed to hold the assets of any such employee benefit plan or plan pursuant to 29 C.F.R. Section 2510.3-101 as modified by section 3(42) of ERISA (the “Plan Asset Regulations”), which employee benefit plan, plan or entity is subject to Title I of ERISA or section 4975 of the Code, or a governmental, non-U.S. or church plan which is subject to any U.S. federal, state, local or other law that is substantially similar to Title I of ERISA or section 4975 of the Code (“Similar Law”), or (ii) (A) as of the date of the transfer or purchase, the Note is rated at least investment grade, it believes that such Note is properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Note and (B) the Transferee’s acquisition, holding and disposition of the Notes will satisfy the requirements of Prohibited Transaction Class Exemption (“PTCE”) 84-14 (relating to transactions affected by a qualified

Exhibit B-2- 6

professional asset manager), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 91-38 (relating to investments in bank collective investment funds), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 96-23 (relating to transactions directed by an in-house professional asset manager) or the statutory prohibited transaction exemption for service providers set forth in Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or a similar class or statutory exemption and will not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code (or, in the case of a governmental, non-U.S. or church plan subject to Similar Law, will not violate any such substantially Similar Law). [For Specified Notes (unless otherwise specified in the related Supplement)] The Transferee is not, and is not acquiring, holding or transferring the Notes on behalf of or with assets of, an “employee benefit plan” as defined in section 3(3) of ERISA, a plan described in section 4975(e)(1) of the Code, an entity which is deemed to hold the assets of any such employee benefit plan or plan pursuant to 29 C.F.R. Section 2510.3-101 as modified by section 3(42) of ERISA, which employee benefit plan, plan or entity is subject to Title I of ERISA or section 4975 of the Code, or a governmental, non-U.S., or church plan which is subject to any Similar Law.
7.    All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Indenture, pursuant to which the Notes were issued.

Exhibit B-2- 7

IN WITNESS WHEREOF, the undersigned has caused this Transferee Certification to be executed by its duly authorized representative as of the day and year first above written.
[TRANSFEREE]

By:_________________________________
Name:
Title:

Exhibit B-2- 8

Exhibit C
AGREED UPON PROCEDURES
Please see Exhibit A to the Verification Agent Engagement Letter, dated as of February 9, 2018, and effective as of February 12, 2018, as updated from time to time upon agreement of the parties thereto, among AMC Servicing Solutions LLC, Ditech Financial LLC and the Administrative Agent.

Exhibit C- 1

Exhibit D
FORM OF ADDITIONAL TRANSFEREE CERTIFICATION REQUIRED UNDER SECTION 6.5(M) OF THE INDENTURE
TRANSFEREE CERTIFICATION

Issuer            Ditech Agency Advance Trust
c/o Wilmington Trust, National Association, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Administrator        Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Depositor        Ditech Agency Advance Depositor LLC
c/o Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Indenture Trustee    Wells Fargo Bank, N.A.
MAC N9300-070
600 South Fourth Street, 7th Floor
Minneapolis, Minnesota 55479
Attn: Client Manager, Ditech Agency Advance Trust, Series [ ]

Re:    $[ ] Ditech Agency Advance Trust Backed Notes, Series 20__-__, Class ____

Reference is hereby made to the Indenture, dated as of February 9, 2018, and effective as of February 12, 2018 (as may be amended from time to time, the “Indenture”), among Ditech Agency Advance Trust, as Issuer, Ditech Financial LLC, as Administrator and Servicer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
The undersigned (the “Transferee”) intends to purchase a beneficial interest in a Class 1 Specified Note representing $_____ principal balance of a Class 1 Specified Note from _____ [the Transferor named in the Transfer Certificate to which this Transferee Certification is attached]. In connection with the transfer of such beneficial interest in a Class 1 Specified Note (the “Transfer”), the Transferee does hereby certify that:

Exhibit D-1

(i)    Either (a) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (each such entity a “flow-through entity”) or (b) if it is or becomes a flow-through entity, then (I) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in the Issuer, or any interest created under the Indenture and (II) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Class 1 Specified Note to permit any partnership to satisfy the 100-partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code.
(ii)    It is not acquiring any beneficial interest in the Class 1 Specified Note and it will not sell, transfer, assign, participate, or otherwise dispose of any or beneficial interest in the Class 1 Specified Note and it will not cause any beneficial interest in the Class 1 Specified Note to be marketed, in each case on or through an “established securities market” or a “secondary market (or the substantial equivalent thereof),” each within the meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.
(iii)    Its beneficial interest in the Class 1 Specified Notes is not and will not be in an amount that is less than the minimum denomination for the Class 1 Specified Notes set forth in the Indenture, and it does not and will not hold any beneficial interest in the Class 1 Specified Note on behalf of any Person whose beneficial interest in the Class 1 Specified Note is in an amount that is less than the minimum denomination for the Class 1 Specified Notes set forth in the Indenture. It will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in the Class 1 Specified Note or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Class 1 Specified Note, in each case if the effect of doing so would be that the beneficial interest of any Person in a Class 1 Specified Note would be in an amount that is less than the minimum denomination for the Class 1 Specified Notes set forth in the Indenture.
(iv)    It will not transfer any beneficial interest in the Class 1 Specified Note (directly, through a participation thereof, or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Indenture Trustee and the Note Registrar, and any of their respective successors or assigns, a Transferee Certification substantially in the form of Exhibit E of the Indenture.
(v)    It will not use the Class 1 Specified Note as collateral for the issuance of any securities that could cause the Trust to become subject to taxation as a taxable mortgage pool taxable as a corporation, publicly traded partnership taxable as a corporation or association taxable as a corporation, each for U.S. federal income tax purposes, provided that it may engage in any repurchase transaction (repo) the subject matter of which is a Class 1 Specified Note, provided the terms of such repurchase transaction are generally consistent with prevailing market practice.

Exhibit D-2

(vi)    It will not take any action and will not allow any other action that could cause the Trust to become taxable as a corporation for U.S. federal income tax purposes.
(vii)    The Transferee understands that tax counsel to the Trust has provided an opinion substantially to the effect that the Trust will not be taxable as a corporation for U.S. federal income tax purposes and that the validity of such opinion is dependent in part on the accuracy of the representations herein.
(viii)    This Transferee Certification has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity, and indemnification sought in respect of securities laws violations may be limited by public policy.
(ix)    It acknowledges that the Depositor, the Issuer, the Trustee, the Note Registrar and others will rely on the truth and accuracy of the foregoing representations and warranties, and agrees that if it becomes aware that any of the foregoing made by it or deemed to have been made by it are no longer accurate, it shall promptly notify the Issuer.
THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT ANY TRANSFER TO OR BY THE UNDERSIGNED IN VIOLATION OF ANY OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO OR BY THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE, THE NOTE REGISTRAR OR ANY OTHER PERSON.
[TRANSFEREE]

By:________________________________
Name:
Title:

Exhibit D-3

Exhibit E
FORM OF ADDITIONAL TRANSFEREE CERTIFICATION REQUIRED UNDER SECTION 6.5(N) OF THE INDENTURE
TRANSFEREE CERTIFICATION

Issuer            Ditech Agency Advance Trust
c/o Wilmington Trust, National Association, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Administrator        Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Depositor        Ditech Agency Advance Depositor LLC
c/o Ditech Financial LLC
1100 Virginia Drive
Suite 100A
Ft. Washington PA, 19034

Indenture Trustee    Wells Fargo Bank, N.A.
MAC N9300-070
600 South Fourth Street, 7th Floor
Minneapolis, Minnesota 55479
Attn: Client Manager, Ditech Agency Advance Trust, Series [ ]

Re:    $[ ] Ditech Agency Advance Trust Backed Notes, Series 20__-__, Class ____

Reference is hereby made to the Indenture, dated as of February 9, 2018, and effective as of February 12, 2018 (as may be amended from time to time, the “Indenture”), among Ditech Agency Advance Trust, as Issuer, Ditech Financial LLC, as Administrator and Servicer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
The undersigned (the “Transferee”) intends to purchase a beneficial interest in a Class 2 Specified Note representing $_____ principal balance of a Class 2 Specified Note from _____ [the Transferor named in the Transfer Certificate to which this Transferee Certification is attached]. In connection with the transfer of such beneficial interest in a Class 2 Specified Note (the “Transfer”), the Transferee does hereby certify that:

Exhibit E-1

(i)    Either (a) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (each such entity a “flow-through entity”) or (b) if it is or becomes a flow-through entity, then (I) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in the Issuer, or any interest created under the Indenture and (II) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Class 2 Specified Note to permit any partnership to satisfy the 100-partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code.
(ii)    It is not acquiring any beneficial interest in the Class 2 Specified Note and it will not sell, transfer, assign, participate, or otherwise dispose of any or beneficial interest in the Class 2 Specified Note and it will not cause any beneficial interest in the Class 2 Specified Note to be marketed, in each case on or through an “established securities market” or a “secondary market (or the substantial equivalent thereof),” each within the meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.
(iii)    Its beneficial interest in the Class 2 Specified Notes is not and will not be in an amount that is less than the minimum denomination for the Class 2 Specified Notes set forth in the Indenture, and it does not and will not hold any beneficial interest in the Class 2 Specified Note on behalf of any Person whose beneficial interest in the Class 2 Specified Note is in an amount that is less than the minimum denomination for the Class 2 Specified Notes set forth in the Indenture. It will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in the Class 2 Specified Note or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Class 2 Specified Note, in each case if the effect of doing so would be that the beneficial interest of any Person in a Class 2 Specified Note would be in an amount that is less than the minimum denomination for the Class 2 Specified Notes set forth in the Indenture.
(iv)    It will not transfer any beneficial interest in the Class 2 Specified Note (directly, through a participation thereof, or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Indenture Trustee and the Note Registrar, and any of their respective successors or assigns, a Transferee Certification substantially in the form of Exhibit F of the Indenture.
(v)    It will not use the Class 2 Specified Note as collateral for the issuance of any securities that could cause the Trust to become subject to taxation as a taxable mortgage pool taxable as a corporation, publicly traded partnership taxable as a corporation or association taxable as a corporation, each for U.S. federal income tax purposes, provided that it may engage in any repurchase transaction (repo) the subject matter of which is a Class 2 Specified Note, provided the terms of such repurchase transaction are generally consistent with prevailing market practice.

Exhibit E-2

(vi)    It will not take any action and will not allow any other action that could cause the Trust to become taxable as a corporation for U.S. federal income tax purposes.
(vii)    It is a “United States person,” as defined in Section 7701(a)(30) of the Internal Revenue Code and will not transfer to, or cause such Class 2 Specified Note to be transferred to, any person other than a “United States person,” as defined in Section 7701(a)(30) of the Internal Revenue Code.
(viii)    The Transferee understands that tax counsel to the Trust has provided an opinion substantially to the effect that the Trust will not be taxable as a corporation for U.S. federal income tax purposes and that the validity of such opinion is dependent in part on the accuracy of the representations herein.
(ix)    This Transferee Certification has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity, and indemnification sought in respect of securities laws violations may be limited by public policy.
(x)    It acknowledges that the Depositor, the Issuer, the Trustee, the Note Registrar and others will rely on the truth and accuracy of the foregoing representations and warranties, and agrees that if it becomes aware that any of the foregoing made by it or deemed to have been made by it are no longer accurate, it shall promptly notify the Issuer.
THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT ANY TRANSFER TO OR BY THE UNDERSIGNED IN VIOLATION OF ANY OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO OR BY THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE, THE NOTE REGISTRAR OR ANY OTHER PERSON.
[TRANSFEREE]

By:______________________________________
Name:
Title:

Exhibit E-3

Exhibit F-1
AUTHORIZED REPRESENTATIVES OF THE INDENTURE TRUSTEE, CALCULATION AGENT, PAYING AGENT AND SECURITIES INTERMEDIARY

Name	Title	Signature
Mark DeFabio	VP	/s/ Mark DeFabio
Barry Akers	VP	/s/ Barry Akers
Cleon Kelly	AVP	/s/ Cleon Kelly

Exhibit F-1-1

Exhibit F-2
AUTHORIZED REPRESENTATIVES OF THE ADMINISTRATOR AND THE SERVICER

Name	Title	Signature
Patricia Hobbib	SVP and Secretary	/s/ Patricia Hobbib
Cheryl A. Collins	SVP and Treasurer	/s/ Cheryl A. Collins
Kimberly A. Perez	SVP and Chief Accounting Officer	/s/ Kimberly A. Perez

Exhibit F-2-1

Exhibit F-3
AUTHORIZED REPRESENTATIVES OF THE ADMINISTRATIVE AGENT

Name	Title	Signature
Margaret D. Dellafera	Vice President	/s/ Margaret D. Dellafera
Kwaw de Graft-Johnson	Vice President	/s/ Kwaw de Graft-Johnson
Elie Chau	Vice President	/s/ Elie Chau

Exhibit F-3-1

Exhibit F-4
AUTHORIZED REPRESENTATIVES OF THE ISSUER
See attached.

Exhibit F-4-1

Name	Office	Signature
William J. Farrell	Executive Vice President	/s/ William J. Farrell
Patrick J. Tadie	Group Vice President	/s/ Patrick J. Tadie
John M. Beeson, Jr.	Senior Vice President	/s/ John M. Beeson, Jr.
Cynthia L. Corliss	Senior Vice President	/s/ Cynthia L. Corliss
Lon P. LeClair	Senior Vice President	/s/ Lon P. LeClair
Jean-Christophe R. Schroeder	Senior Vice President	/s/ Jean-Christophe R. Schroeder
Matthew J. McAfee	Group Vice President	/s/ Matthew J. McAfee
Robert Barnett III	Administrative Vice President	/s/ Robert Barnett III
Nadine L. Black	Administrative Vice President	/s/ Nadine L. Black
Robert D. Brown	Administrative Vice President	/s/ Robert D. Brown
Steven M. Cimalore	Administrative Vice President	/s/ Steven M. Cimalore
John A. Hayes, III	Administrative Vice President	/s/ John A. Hayes, III
Tira L. Johnson	Administrative Vice President	/s/ Tira L. Johnson

Edward C. Jones, Jr.	Administrative Vice President	/s/ Edward C. Jones, Jr.
Jason L. Kyler	Administrative Vice President	/s/ Jason L. Kyler
Roseline K. Maney	Administrative Vice President	/s/ Roseline K. Maney
Jennifer E. Matz	Administrative Vice President	/s/ Jennifer E. Matz
Christopher J. Monigle	Administrative Vice President	/s/ Christopher J. Monigle
Timothy Mowdy	Administrative Vice President	/s/ Timothy Mowdy
Sandra R. Ortiz	Administrative Vice President	/s/ Sandra R. Ortiz
Mary Kay Pupillo	Administrative Vice President	/s/ Mary Kay Pupillo
Nicholas D. Tally	Administrative Vice President	/s/ Nicholas D. Tally
David A. Vanaskey, Jr.	Administrative Vice President	/s/ David A. Vanaskey, Jr.
Nicholas A. Adams	Vice President	/s/ Nicholas A. Adams
Adnan Ahmad	Vice President	/s/ Adnan Ahmad
Dara Alderton	Vice President	/s/ Dara Alderton
Hsiao (Ling) Amoroso	Vice President	/s/ Hsiao (Ling) Amoroso

2

Mary E. Anderson	Vice President	/s/ Mary E. Anderson
Beth Andrews	Vice President	/s/ Beth Andrews
M. Anthony Argenio	Vice President	/s/ M. Anthony Argenio
Mary Alice Avery	Vice President	/s/ Mary Alice Avery
David Bagley	Vice President	/s/ David Bagley
Joseph Baker	Vice President	/s/ Joseph Baker
Robert W. Bilodeau	Vice President	/s/ Robert W. Bilodeau
Robert H. Bockrath, II	Vice President	/s/ Robert H. Bockrath, II
Felicia M. Boyer	Vice President	/s/ Felicia M. Boyer
Mark H. Brzoska	Vice President	/s/ Mark H. Brzoska
Brian Buchanan	Vice President	/s/ Brian Buchanan
Jason Buechele	Vice President	/s/ Jason Buechele
William Cardozo	Vice President	/s/ William Cardozo
Joseph Clark	Vice President	/s/ Joseph Clark

3

Dorri Costello	Vice President	/s/ Dorri Costello
Deborah M. Daniello	Vice President	/s/ Deborah M. Daniello
Drew H. Davis	Vice President	/s/ Drew H. Davis
Robert Randall Deen	Vice President	/s/ Robert Randall Deen
James C. Deitrick	Vice President	/s/ James C. Deitrick
John T. Deleray	Vice President	/s/ John T. Deleray
Patrick J. Donahue	Vice President	/s/ Patrick J. Donahue
Robert J. Donaldson	Vice President	/s/ Robert J. Donaldson
Cynthia Duke	Vice President	/s/ Cynthia Duke
Kevin M. Ebert	Vice President	/s/ Kevin M. Ebert
Michael T. Edgington	Vice President	/s/ Michael T. Edgington
Donald E. Evans, Jr.	Vice President	/s/ Donald E. Evans, Jr.
Patricia A. Evans	Vice President	/s/ Patricia A. Evans
Joseph B. Feil	Vice President	/s/ Joseph B. Feil

4

Peter F. Finkel	Vice President	/s/ Peter F. Finkel
Nancy L. George	Vice President	/s/ Nancy L. George
Gregory Golden	Vice President	/s/ Gregory Golden
Jared J. Grunig	Vice President	/s/ Jared J. Grunig
Donald C. Hargadon	Vice President	/s/ Donald C. Hargadon
Gregory Hasty	Vice President	/s/ Gregory Hasty
William M. Hearn	Vice President	/s/ William M. Hearn
Thomas Herring, Jr.	Vice President	/s/ Thomas Herring, Jr.
Charles Hicks	Vice President	/s/ Charles Hicks
Garry Hills	Vice President	/s/ Garry Hills
Robert P. Hines, Jr.	Vice President	/s/ Robert P. Hines, Jr.
Paul C. Hoek	Vice President	/s/ Paul C. Hoek
Joy E. Holloway	Vice President	/s/ Joy E. Holloway
Rex F. Hood	Vice President	/s/ Rex F. Hood

5

Michael W. Ingraham	Vice President	/s/ Michael W. Ingraham
Joshua G. James	Vice President	/s/ Joshua G. James
Nancy James	Vice President	/s/ Nancy James
Jason L. Johnson	Vice President	/s/ Jason L. Johnson
Benjamin F. Jordan	Vice President	/s/ Benjamin F. Jordan
Jeffery A. Kemp	Vice President	/s/ Jeffery A. Kemp
Tamara L. Krawczyk	Vice President	/s/ Tamara L. Krawczyk
Eleanor D. Kress	Vice President	/s/ Eleanor D. Kress
Renee A. Kuhl	Vice President	/s/ Renee A. Kuhl
Susan Laratonda	Vice President	/s/ Susan Laratonda
Baron W. Legault	Vice President	/s/ Baron W. Legault
Andrew P. Lennon	Banking Officer	/s/ Andrew P. Lennon
Camilla J. Lindsey	Vice President	/s/ Camilla J. Lindsey
Larry R. Long	Vice President	/s/ Larry R. Long

6

Jennifer A. Luce	Vice President	/s/ Jennifer A. Luce
Shawn T. Lucey	Vice President	/s/ Shawn T. Lucey
Virginia Machamer	Vice President	/s/ Virginia Machamer
Victoria L. Manrique	Vice President	/s/ Victoria L. Manrique
Jeanie Mar	Vice President	/s/ Jeanie Mar
Meghan H. McCauley	Vice President	/s/ Meghan H. McCauley
Nicole A. McClelland	Vice President	/s/ Nicole A. McClelland
Frank W. McDonald	Vice President	/s/ Frank W. McDonald
Aaron G. McManus	Vice President	/s/ Aaron G. McManus
Alphonse C. Miller	Vice President	/s/ Alphonse C. Miller
Shaheen Mohajer	Vice President	/s/ Shaheen Mohajer
Dante M. Monakil	Vice President	/s/ Dante M. Monakil
W. Thomas Morris, II	Vice President	/s/ W. Thomas Morris, II
John Mulvena	Vice President	/s/ John Mulvena

7

John T. Needham Jr.	Vice President	/s/ John T. Needham Jr.
Paul J. Nelson	Vice President	/s/ Paul J. Nelson
Caroline R. Oakes	Vice President	/s/ Caroline R. Oakes
Barbara O'Brien	Vice President	/s/ Barbara O'Brien
Joseph P. O'Donnell	Vice President	/s/ Joseph P. O'Donnell
James Olek	Vice President	/s/ James Olek
Jeanne M. Oller	Vice President	/s/ Jeanne M. Oller
Michael W. Orendorf	Vice President	/s/ Michael W. Orendorf
Erik Overcash	Vice President	/s/ Erik Overcash
Catherine A. Parranto	Vice President	/s/ Catherine A. Parranto
Kara Lee Partin	Vice President	/s/ Kara Lee Partin
Sophie B. Pendolino	Vice President	/s/ Sophie B. Pendolino
Robert J. Perkins	Vice President	/s/ Robert J. Perkins
Timothy M. Powers	Vice President	/s/ Timothy M. Powers

8

Margaret Pulgini	Vice President	/s/ Margaret Pulgini
Robert L. Reynolds	Vice President	/s/ Robert L. Reynolds
Amy G. Roe	Vice President	/s/ Amy G. Roe
Jeffery Rose	Vice President	/s/ Jeffery Rose
Amy Rubincam	Vice President	/s/ Amy Rubincam
Erik L. Saville	Vice President	/s/ Erik L. Saville
Jane Y. Schweiger	Vice President	/s/ Jane Y. Schweiger
Adam Scozzafava	Vice President	/s/ Adam Scozzafava
Jeffrey M. Seling	Vice President	/s/ Jeffrey M. Seling
Rachel L. Simpson	Vice President	/s/ Rachel L. Simpson
Christopher J. Slaybaugh	Vice President	/s/ Christopher J. Slaybaugh
Jay Smith IV	Vice President	/s/ Jay Smith IV
Jane Snyder	Vice President	/s/ Jane Snyder
Jacqueline E. Solone	Vice President	/s/ Jacqueline E. Solone

9

Aaron Soper	Vice President	/s/ Aaron Soper
Erwin Soriano	Vice President	/s/ Erwin Soriano
W. Chris Sponenberg	Vice President	/s/ W. Chris Sponenberg
Mary C. St Amand	Vice President	/s/ Mary C. St Amand
Lynn Mary Steiner	Vice President	/s/ Lynn Mary Steiner
Mary Alice Stopyra	Vice President	/s/ Mary Alice Stopyra
Nedine P. Sutton	Vice President	/s/ Nedine P. Sutton
Aimee Lynn Tabor	Vice President	/s/ Aimee Lynn Tabor
Boris Treyger	Vice President	/s/ Boris Treyger
Adam R. Vogelsong	Vice President	/s/ Adam R. Vogelsong
Brooks Von Arx, Jr.	Vice President	/s/ Brooks Von Arx, Jr.
John D. Wallen	Vice President	/s/ John D. Wallen
Mindy Walser	Vice President	/s/ Mindy Walser
Michael H. Wass	Vice President	/s/ Michael H. Wass

10

Andrew Wassing	Vice President	/s/ Andrew Wassing
Steven J. Wattie	Vice President	/s/ Steven J. Wattie
Leigh H. Weiss	Vice President	/s/ Leigh H. Weiss
Farrah F. Welsh	Vice President	/s/ Farrah F. Welsh
Julie M. Westrich	Vice President	/s/ Julie M. Westrich
Cindy L. White	Vice President	/s/ Cindy L. White
Gerald C. Williston, Sr.	Vice President	/s/ Gerald C. Williston, Sr.
Todd M. Winchel	Vice President	/s/ Todd M. Winchel
Michelle M. Wojciechowicz	Vice President	/s/ Michelle M. Wojciechowicz
Anita R. Woolery	Vice President	/s/ Anita R. Woolery
David B. Young	Vice President	/s/ David B. Young
Jennifer K. Anderson	Assistant Vice President	/s/ Jennifer K. Anderson
Maureen A. Auld	Assistant Vice President	/s/ Maureen A. Auld
Steven M. Barone	Assistant Vice President	/s/ Steven M. Barone

11

Stevie Blackston	Assistant Vice President	/s/ Stevie Blackston
Tashia Campbell	Assistant Vice President	/s/ Tashia Campbell
Beverly D. Capers	Assistant Vice President	/s/ Beverly D. Capers
Colin M. Casner	Assistant Vice President	/s/ Colin M. Casner
Elizabeth M. Cerro	Assistant Vice President	/s/ Elizabeth M. Cerro
Catherine A. Chandler	Assistant Vice President	/s/ Catherine A. Chandler
Christine Cotton	Assistant Vice President	/s/ Christine Cotton
Karin W. Cranz	Assistant Vice President	/s/ Karin W. Cranz
Dennis Cristofoletti	Assistant Vice President	/s/ Dennis Cristofoletti
Serena D'Amato	Assistant Vice President	/s/ Serena D'Amato
Hallie Field	Assistant Vice President	/s/ Hallie Field
Gregory S. Foltz	Assistant Vice President	/s/ Gregory S. Foltz
Shawn Goffinet	Assistant Vice President	/s/ Shawn Goffinet
Todd Goldstein	Assistant Vice President	/s/ Todd Goldstein

12

S. Bernadette Greaver	Assistant Vice President	/s/ S. Bernadette Greaver
Nancy E. Hagner	Assistant Vice President	/s/ Nancy E. Hagner
Christopher Hickok	Assistant Vice President	/s/ Christopher Hickok
Patricia Hohensee	Assistant Vice President	/s/ Patricia Hohensee
Elisabeth Hudgens	Assistant Vice President	/s/ Elisabeth Hudgens
Melissa Jalace-Vasold	Assistant Vice President	/s/ Melissa Jalace-Vasold
June T. Jones	Assistant Vice President	/s/ June T. Jones
Eric A. Kardash	Assistant Vice President	/s/ Eric A. Kardash
Janet Krone	Assistant Vice President	/s/ Janet Krone
Melissa A. Marion	Assistant Vice President	/s/ Melissa A. Marion
Douglas P. Marmion	Assistant Vice President	/s/ Douglas P. Marmion
Chad May	Assistant Vice President	/s/ Chad May
Dawn McCarthy	Assistant Vice President	/s/ Dawn McCarthy
Stephen McPherson	Assistant Vice President	/s/ Stephen McPherson

13

Sally M. Molina	Assistant Vice President	/s/ Sally M. Molina
Dawn M. Nelson	Assistant Vice President	/s/ Dawn M. Nelson
Susan T. O'Neal	Assistant Vice President	/s/ Susan T. O'Neal
Zdravka S. Panchev	Assistant Vice President	/s/ Zdravka S. Panchev
Jose L. Paredes	Assistant Vice President	/s/ Jose L. Paredes
Patricia F. Pikus	Assistant Vice President	/s/ Patricia F. Pikus
Rita Marie Ritrovato	Assistant Vice President	/s/ Rita Marie Ritrovato
Melinda L. Romay	Assistant Vice President	/s/ Melinda L. Romay
Kristin L. Schillinger	Assistant Vice President	/s/ Kristin L. Schillinger
Ruth K. Shiffler	Assistant Vice President	/s/ Ruth K. Shiffler
Dayna L. Smith	Assistant Vice President	/s/ Dayna L. Smith
Susan Beth Sobocinski	Assistant Vice President	/s/ Susan Beth Sobocinski
Joan H. Stapley	Assistant Vice President	/s/ Joan H. Stapley
Elizabeth Stier	Assistant Vice President	/s/ Elizabeth Stier

14

Sarah Stokes	Assistant Vice President	/s/ Sarah Stokes
Rosemary A. Toobert	Assistant Vice President	/s/ Rosemary A. Toobert
Michelle Tornabene	Assistant Vice President	/s/ Michelle Tornabene
Paula Warrenfeltz	Assistant Vice President	/s/ Paula Warrenfeltz
Russell T. Whitley	Assistant Vice President	/s/ Russell T. Whitley
James G. Wisniewski	Assistant Vice President	/s/ James G. Wisniewski
Ann K. Wright	Assistant Vice President	/s/ Ann K. Wright
Clarice Wright	Assistant Vice President	/s/ Clarice Wright
Matthew Bosnjak	Banking Officer	/s/ Matthew Bosnjak
Leslie Brooks	Banking Officer	/s/ Leslie Brooks
Andrea K. Cabrera	Banking Officer	/s/ Andrea K. Cabrera
Mark Campise	Banking Officer	/s/ Mark Campise
Rachel Cebada	Banking Officer	/s/ Rachel Cebada
Cynthia Cerda	Banking Officer	/s/ Cynthia Cerda

15

Alisha M. Clendaniel	Banking Officer	/s/ Alisha M. Clendaniel
Craig Cramer	Banking Officer	/s/ Craig Cramer
Russell L. Crane	Banking Officer	/s/ Russell L. Crane
Rosemarie A. DiBattista	Banking Officer	/s/ Rosemarie A. DiBattista
Abonie Edwards	Banking Officer	/s/ Abonie Edwards
Audrey M. Gordon	Banking Officer	/s/ Audrey M. Gordon
Mary Ellen Gray	Banking Officer	/s/ Mary Ellen Gray
Darcy Green	Banking Officer	/s/ Darcy Green
Daniel J. Greene	Banking Officer	/s/ Daniel J. Greene
Margaret Griffith	Banking Officer	/s/ Margaret Griffith
Arlene M. Henn	Banking Officer	/s/ Arlene M. Henn
Sherri Hicks	Banking Officer	/s/ Sherri Hicks
Lynette J. Hilgar	Banking Officer	/s/ Lynette J. Hilgar
Cora Holland-Koller	Banking Officer	/s/ Cora Holland-Koller

16

Patrick A. Kanar	Banking Officer	/s/ Patrick A. Kanar
Charlotte A. Kardatzke	Banking Officer	/s/ Charlotte A. Kardatzke
Nicole Kroll	Banking Officer	/s/ Nicole Kroll
Judith N. Kruck	Banking Officer	/s/ Judith N. Kruck
Marie McMullen	Banking Officer	/s/ Marie McMullen
Kila Mullikin	Banking Officer	/s/ Kila Mullikin
J. Christopher Murphy	Banking Officer	/s/ J. Christopher Murphy
Ken M. Newcomer	Banking Officer	/s/ Ken M. Newcomer
Trudy A. O'Grady	Banking Officer	/s/ Trudy A. O'Grady
Julianne N. Powers	Banking Officer	/s/ Julianne N. Powers
Wilfredo Rodriguez, Jr.	Banking Officer	/s/ Wilfredo Rodriguez, Jr.
Jamie Danita Roseberg	Banking Officer	/s/ Jamie Danita Roseberg
Angela Rossi	Banking Officer	/s/ Angela Rossi
Lora K. Russell	Banking Officer	/s/ Lora K. Russell

17

Susan E. Russell	Banking Officer	/s/ Susan E. Russell
Rachel Schlee	Banking Officer	/s/ Rachel Schlee
Christy Marie Sheppard	Banking Officer	/s/ Christy Marie Sheppard
Suan Wi Tan	Banking Officer	/s/ Suan Wi Tan
Scott Wetzel	Banking Officer	/s/ Scott Wetzel
Jennifer L. Wieszcholek	Banking Officer	/s/ Jennifer L. Wieszcholek
Katherine V. Whitestone	Banking Officer	/s/ Katherine V. Whitestone

18